Exhibit 10.1

THIRD AMENDED AND RESTATED CREDIT AGREEMENT,

dated as of August 7, 2006,

among

U.S. SHIPPING PARTNERS L.P.,
U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER INC.,
USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC,
USCS ATB LLC,
USS ATB 1 LLC,
USS ATB 2 LLC,
USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC,
USS JV MANAGER INC.,
USS PC HOLDING CORP.,
U.S. SHIPPING FINANCE CORP. and
USS PRODUCT MANAGER LLC
as the Borrowers,

and

CERTAIN COMMERCIAL LENDING INSTITUTIONS,
as the Lenders,

CANADIAN IMPERIAL BANK OF COMMERCE
as Letter of Credit Issuer,

CANADIAN IMPERIAL BANK OF COMMERCE,
as the Administrative Agent for the Lenders,

LEHMAN COMMERCIAL PAPER INC.,
as the Syndication Agent,

KEYBANK NATIONAL ASSOCIATION,
as the Collateral Agent,

and

CIBC WORLD MARKETS CORP. and LEHMAN BROTHERS INC.,
as Joint Lead Arrangers and Joint Bookrunners

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 7, 2006, among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the “MLP”), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company (“Operating LLC”), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company (“Charter LLC”), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company (“Chemical Chartering”), USCS CHEMICAL PIONEER INC., a Delaware corporation (“Chemical Pioneer”), USCS CHARLESTON LLC, a Delaware limited liability company (“Charleston”), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company (“USCS Chartering”), USCS ATB LLC, a Delaware limited liability company (“ATB LLC”), USS ATB 1 LLC, a Delaware limited liability company (“ATB1 LLC”), USS ATB 2 LLC, a Delaware limited liability company (“ATB2 LLC”), USCS SEA VENTURE LLC, a Delaware limited liability company (“Sea Venture LLC”), USS M/V HOUSTON LLC, a Delaware limited liability company (“Houston LLC”), U.S. SHIPPING FINANCE CORP., a Delaware corporation (“Finance Corp.”), USS JV MANAGER INC., a Delaware corporation (“JV Manager”), USS PC HOLDING CORP., a Delaware corporation (“PC Holding”) and USS PRODUCT MANAGER LLC, a Delaware limited liability company (“Product Manager”) (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties hereto (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer, CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, LEHMAN COMMERCIAL PAPER INC., as the syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”) for the Lenders, and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as hereinafter defined).

W I T N E S S E T H:

          WHEREAS, MLP, Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, Charter LLC, Chemical Chartering, Chemical Pioneer (as successor-by-conversion to Chemical Pioneer LLC), Charleston, USCS Chartering, ATB LLC (collectively, the “Existing Borrowers”), the Lenders party thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as Letter of Credit Issuer, Canadian Imperial Bank of Commerce, as Administrative Agent and KeyBank National Association, as collateral agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004, as amended by that First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as amended by that Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as further amended or modified, the “Existing Credit Facility”);

          WHEREAS, ATB1 LLC, ATB2 LLC, Sea Venture LLC, Houston LLC, and USS Product Carriers LLC, a Delaware limited liability company and wholly-owned subsidiary of Operating LLC (“Product Carriers”), each guaranteed the obligations of the Existing Borrowers under the Existing Credit Facility;

          WHEREAS, Finance Corp. and Product Manager are wholly-owned, direct or indirect, subsidiaries of the MLP;

          WHEREAS, the MLP and Finance Corp. intend to jointly issue senior secured lien notes, due 2014, in an aggregate principal amount of $100,000,000 (the “Senior Notes Offering”);

          WHEREAS, the MLP intends to offer through a private placement the sale of additional common units representing limited partner interests in the MLP, that together with the required capital contribution of the General Partner, results in aggregate gross proceeds of $75,000,000 (the “Equity Offering”);

          WHEREAS, the MLP intends to reorganize, recapitalize and restructure Product Carriers in part by contributing membership interests in Product Carriers to Chemical Pioneer and by forming, for the purpose of financing the construction by National Steel and Shipbuilding Company, a subsidiary of General Dynamics Corporation (“NASSCO”), of up to nine new double-hulled refined petroleum product tankers, a new subsidiary of Product Carriers, USS Products Investor LLC, a Delaware limited liability company (the “Joint Venture”), as a joint venture which will be capitalized with commitments to provide (i) $70,000,000 in equity contributed by Product Carriers (of which the MLP, on behalf of Product Carriers, has contributed $5,000,000 as of the date hereof), (ii) $105,000,000 in equity contributed by Persons who are not Affiliates of MLP, and (iii) $325,000,000 of senior secured debt which is non-recourse to the Borrowers, and the assignment by, Product Carriers to the Joint Venture of the rights to have NASSCO construct the first five petroleum tankers pursuant to the terms construction contract executed with NASSCO (collectively, the “Joint Venture Transaction”);

          WHEREAS, through the execution of this Agreement the Existing Lenders intend to, and hereby do, waive those provisions in the Existing Credit Facility that are necessary in order to enable and facilitate the Equity Offering, the Senior Notes Offering and Joint Venture Transaction;

          WHEREAS, ATB1 LLC, ATB2 LLC, Sea Venture LLC, Houston LLC, Finance Corp., JV Manager, PC Holding and Product Manager intend to assume pursuant hereto as Borrowers, all of the outstanding obligations of the Existing Borrowers outstanding under the Existing Credit Facility;

          WHEREAS, Chemical Pioneer, and its wholly-owned Subsidiaries, intend to directly assume pursuant hereto $155,387,647, and only $155,387,647, of the obligations of the Existing Borrowers outstanding under the Existing Credit Facility (the “Chemical Pioneer Debt”); and

          WHEREAS, the parties hereto intend to amend and restate the Existing Credit Facility in order to, among other things, (a) restructure, rearrange, renew, extend and continue all remaining indebtedness and Letters of Credit outstanding under the Existing Credit Facility (the “Existing

Indebtedness”), (b) remove Product Carriers as a Guarantor, (c) add ATB1 LLC, ATB2 LLC, Sea Venture LLC, Houston LLC, Finance Corp., JV Manager, PC Holding and Product Manager as Borrowers, (d) increase the Commitment Amount (as defined in the Existing Credit Agreement) to the Commitment Amount (as hereinafter defined) and (e) modify the commitments from the Lenders pursuant to which Loans will be made by the Lenders to the Borrowers from time to time prior to the Commitment Termination Date and Letters of Credit will be issued by the Letter of Credit Issuer under the several responsibilities of the Lenders for the account of the Borrowers from time to time prior to the Commitment Termination Date.

          NOW, THEREFORE, the parties hereto agree that the Existing Indebtedness shall become Indebtedness under this Agreement and further agree that the Existing Credit Agreement is amended hereby and restated in its entirety as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1.   Defined Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof)

          “Additional Lender Certificate” means an Additional Lender Certificate substantially in the form of Exhibit N hereto.

          “Administrative Agent” is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

          “Administrative Agent’s Fee Letter and Arrangers’ Fee Letter” is defined in Section 3.3.4.

          “Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).  A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power

(a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

(b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          “Affiliated Fund” means, with respect to any Lender that is a fund that invests (in whole or in part) in bank loans, any other fund that invests (in whole or in part) in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          “Agents” means each of the Administrative Agent, the Syndication Agent, and the Collateral Agent.

          “Agreement” means, on any date, this Third Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

          “Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

(a) the rate of interest most recently established by CIBC at its Domestic Office as its reference rate for Dollar loans; and

(b) the Federal Funds Rate most recently determined by the Administrative Agent plus .5%.

          The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit.  Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.  The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate.

          “Amendment to Guaranty” means the Amendment to Guaranty of even date herewith executed and delivered pursuant to Section 5.1.8 by each of Chemical Pioneer and Chemical Chartering in substantially the form of Exhibit J hereto.

          “Amendment to Pledge Agreement” means the Amendment to Pledge Agreement of even date herewith executed and delivered pursuant to Section 5.1.5 by each of MLP, Operating LLC, Charter LLC, USCS Chartering and Chemical Pioneer in substantially the form of Exhibit H-2 hereto.

          “Amendment to Security Agreement” means each Amendment to Security Agreement of even date herewith executed and delivered pursuant to Section 5.1.6 by each of the Existing Borrowers and ATB1 LLC, ATB2 LLC, Sea Venture LLC and Houston LLC in substantially the form of Exhibit I-2 hereto.

          “Annual Capital Expenditure Amount” is defined in Section 7.2.7(a).

          “Applicable Margin” means (a) at any time with respect to each Revolving Loan and Initial Term Loan that is a Base Rate Loan, 1.0% per annum less than the then Applicable Margin for LIBO Rate Loans, (b) with respect to each Revolving Loan and Initial Draw Term Loan that is a LIBO Rate Loan, [3.50%] per annum, and (c) with respect to each Delayed Draw Loan, a rate per annum that is equal to 50% of the then Applicable Margin for Initial Draw Term Loans or, in each case, such other rate per annum as is payable on the Greenshoe Increase as determined pursuant to Section 2.1.6.

          “Arrangers” means CIBC World Markets Corp. and Lehman Brothers Inc.

          “Assignee Lender” is defined in Section 10.11.1.

          “ATB” means a new articulated tug-barge vessel designed to transport chemicals currently under construction as of the Closing Date and whose construction is being managed by the Borrowers.

          “ATB Contractor” means each of Bay Shipbuilding Company, a division of Manitowoc Marine Group LLC, a Nevada limited liability company, and Eastern Shipbuilding Group, Inc., a Florida corporation, and each of their successors, or any other shipyard, in substantially the same business of constructing in the United States tug barges and other vessels that are designed to transport petroleum products and chemicals, that has been proposed by the Borrowers and approved by the Administrative Agent.

          “ATB LLC” is defined in the preamble.

          “ATB1 LLC” is defined in the preamble.

          “ATB2 LLC” is defined in the preamble.

          “Authorized Officer” means, relative to any Loan Party, its chairman, chief executive officer, president, chief financial officer, vice president, secretary or treasurer whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1.

          “Base Rate Loan” means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

          “Borrower” is defined in the preamble.

          “Borrowing” means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

          “Borrowing Request” means a loan request and certificate duly executed by an Authorized Officer of the General Partner or one of the Borrowers, substantially in the form of Exhibit C hereto.

          “Business” means the acquisition, ownership, chartering, maintenance and operation of the Vessels and related assets.

          “Business Day” means

(a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York; and

(b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

          “Capital Expenditures” means, for any period, the sum of

          (a)          the aggregate amount of all expenditures of the MLP and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

(b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

          “Capitalization Amount” means, as of any date of calculation, an amount equal to the total amount of the unfunded portion on such date of Product Carriers’ commitment to contribute equity capital to the Joint Venture in accordance with the terms of the Joint Venture Agreement as of the Closing Date; provided that such unfunded amount shall not be in excess of $65,000,000 (excluding amounts contributed on behalf of Product Carriers prior to the date hereof, which such amounts equal $5,000,000).

          “Capitalization Escrow Account” means that certain account designated as account number 88581237 maintained at the Escrow Agent, for which funds on deposit therein are not commingled with funds on deposit with any other account, any other account maintained by the Escrow Agent that is linked to such account, and any other account acceptable to the Administrative Agent (in its discretion) from time to time maintained by the Escrow Agent titled in the name or for the benefit of the MLP, Operating LLC or any other Borrower that is linked to, opened in replacement of or substitution for, or a redesignation of any of the foregoing specifically described accounts, provided that any such account is subject in each case to a escrow agreement on terms and subject to conditions acceptable to the Administrative Agent.

          “Capitalization LOC” means an irrevocable direct pay letter of credit issued by a LOC Provider for the account of the MLP or any other Borrower or any Restricted Subsidiary of the Borrower for the benefit of the Joint Venture (which may be pledged, transferred or assigned for collateral purposes to the security agent for the lenders to the Joint Venture) solely with respect to the capital commitments of Product Carriers to the Joint Venture, on terms and conditions, including the terms and conditions of the reimbursement agreement regarding such Capitalization LOC, that are satisfactory to the Administrative Agent, provided that (i) all reimbursement obligations to the LOC Provider under each Capitalization LOC shall be satisfied from, and secured by, the Capitalization Escrow Account, (ii) in no event shall the aggregate of the stated amount of all Capitalization LOCs then issued and outstanding be in an amount in excess of the amount then on deposit in the Capitalization Escrow Account, and (iii) in no event shall the Capitalization LOC be a Letter of Credit issued under this Agreement.

          “Capitalized Lease Liabilities” means all monetary obligations of the MLP or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          “Cash Collateral Control Agreement” means that certain Second Amended and Restated Cash Collateral Control Agreement of even date herewith entered into by and among the Borrowers, the Collateral Agent, McDonald Investment, Inc., acting as Securities Intermediary, the Administrative Agent, and Wells Fargo Bank, N.A., as trustee and collateral agent for the holders of the Senior Notes, in substantially the form of Exhibit L hereto, as amended, supplemented, restated and otherwise modified from time to time.

          “Cash Equivalent Investment” means, at any time:

(a) any evidence of Indebtedness, maturing not more than three months after such time, issued or fully guaranteed by the United States Government or any agency thereof;

          (b)          commercial paper, maturing not more than three months from the date of issue, which is issued by a corporation (other than an Affiliate of any of the Loan Parties) organized under the laws of any state of the United States or of the District of Columbia and rated A-l by S&P Corporation or P-l by Moody’s;

          (c)          any certificate of deposit or bankers acceptance and eurodollar time deposits, maturing not more than three months after such time, which is issued by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) any repurchase agreement entered into with any other commercial banking institution of the stature referred to in clause (c) which

(i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c); and

(ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such other commercial banking institution thereunder;

          (e)          securities with maturities of three months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority are rated at least A by S&P or A by Moody’s; or

(f) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

          “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

          “CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

          “Change in Control” means

          (a)          a substantial change to the members of the Management and such members are not replaced with Persons reasonably acceptable to the Majority Lenders following the occurrence of any transaction, the result of which is that Sterling and Management, and Related Parties of each, beneficially own in the aggregate, directly or indirectly, less than 51% of the total voting power entitled to vote for the election of directors of the General Partner;

(b) the occurrence of any transaction or event, the result of which is that the General Partner is no longer the sole general partner of MLP;

(c) the liquidation or dissolution of MLP or the General Partner;

          (d)          the sale, lease, conveyance or other disposition of all or substantially all of the MLP’s assets to any Person or group (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934); or

          (e)          the failure of the MLP to own, directly or indirectly, free and clear of all Liens or other encumbrances other than Liens in favor of the Collateral Agent, 100% of the ownership interests of the other Borrowers and their Restricted Subsidiaries.

          “Charleston” is defined in the preamble.

          “Charter” means each “time charter” (as defined in the Support Agreement and used herein with the same meaning) or contract of affreightment covering a Vessel or the ATB or each New ATB.

          “Chemical Chartering” is defined in the preamble.

          “Chemical Chartering Lease” means each of (a) that certain bareboat charter agreement entered into by Chemical Chartering with Chemical Pioneer whereby Chemical Chartering agrees to charter the S.S. Chemical Pioneer and (b) each bareboat charter agreement entered into by Chemical Chartering with any Loan Party that owns a Vessel, whereby Chemical Chartering agrees to charter such Vessel.

          “Chemical Pioneer” is defined in the preamble.

          “Chemical Pioneer Debt” is defined in the ninth recital.

          “CIBC” is defined in the preamble.

          “Closing Date” the first date all the conditions precedent in Article V are satisfied or waived in accordance with such Article.

          “Code” means the U.S. Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

          “Collateral Agent” means KeyBank National Association, acting in its capacity as collateral agent (as trustee in respect of the Mortgages) for the Secured Parties under the Mortgages, the Pledge Agreements, the Security Agreements, the Intercreditor Agreement and under the Cash Collateral Control Agreement, together with its successors and assigns in such capacity.

          “Collateral Agent’s Fee Letter” is defined in Section 3.3.5.

          “Commitment” means, as the context may require, a Lender’s Revolving Commitment or Term Loan Commitment.

          “Commitment Amount” means, as the context may require, either the Revolving Commitment Amount or the Term Loan Commitment Amount.

          “Commitment Fee Rate” means (a) at any time with respect to the Delayed Draw Term Loan Commitment Amount, 1.75% per annum, and (b) at any time with respect to the Revolving Loan Commitment, 0.5% per annum.

          “Commitment Termination Date” means, as the context may require, the Delayed Draw Term Loan Commitment Termination Date, the Revolving Commitment Termination Date, or the Letter of Credit Commitment Termination Date.

          “Commitment Termination Event” means

(a) the occurrence of any Default described in clause (a) through (d) of Section 8.1.9 with respect to the General Partner, any Loan Party or any of their Subsidiaries; or

(b) the occurrence and continuance of any other Event of Default and either

(i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or

(ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Majority Lenders, to the Borrowers that the Commitments have been terminated.

          “Consolidated EBITDA” means, for any period, for the MLP and its Restricted Subsidiaries on a consolidated basis, an amount equal to (x) the sum of (a) consolidated Net Income, (b) consolidated Interest Charges (exclusive of capitalized interest), (c) the amount of taxes, based on or measured by income, to the extent used or included in the determination of such consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such consolidated Net Income, (e) other non-recurring items reducing consolidated Net Income but not requiring the expenditure of cash, net of those non-recurring items increasing consolidated Net Income but not constituting the receipt of cash, and (f) any amounts due to USS Chartering LLC pursuant to the Support Agreement during such period (net of permitted set offs under the Support Agreement) to the extent not included in calculating consolidated Net Income for such period, and (g) any other pro forma adjustments which shall be made in the judgment of the Administrative Agent; minus (y) without duplication of amounts deducted in respect of set offs pursuant to clause (g) above, any amounts payable by USS Chartering LLC pursuant to the Support Agreement accruing during such period to the extent not deducted in calculating consolidated Net Income for such period.

          “Consolidated Pro Forma EBITDA” means, for any period, for the MLP and its Restricted Subsidiaries on a consolidated basis, an amount equal to (x) the sum of (a) consolidated Net Income, (b) consolidated Interest Charges (exclusive of capitalized interest), (c) the amount of taxes, based on or measured by income, to the extent used or included in the determination of such consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such consolidated Net Income, (e) other non-recurring items reducing consolidated Net Income but not requiring the expenditure of cash, net of those non-recurring items increasing consolidated Net Income but not constituting the receipt of cash, and (f) any amounts due to USS Chartering LLC pursuant to the Support Agreement during such period (net of permitted set offs under the Support Agreement) to the extent not included in calculating consolidated Net Income for such period, and (g) any other pro forma adjustments which shall be made in the judgment of the Administrative Agent; minus (y) without duplication of amounts deducted in respect of set offs pursuant to clause (g) above, any amounts payable by USS Chartering LLC pursuant to the Support Agreement accruing during such period to the extent not deducted in calculating consolidated Net Income for such period; provided, however, that each of the foregoing clauses (a), (b), (c), (d), and (e) shall be calculated after giving pro forma effect, subject to the discretion of the Administrative Agent, to any Vessel Acquisition completed during such period as if such Vessel Acquisition occurred on the first day of such period.

          “Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the equity interests of any other Person.  The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

          “Continuation/Conversion Notice” means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of each of the Borrowers, substantially in the form of Exhibit D hereto.

          “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          “Credit Exposure” means, relative to any Lender, at any time, the sum of (a) its Revolving Commitment including the Letter of Credit Sublimit (or if the Revolving Commitments have expired or been terminated, the aggregate unpaid principal amount of its Revolving Loans), and (b) the unpaid principal amount of its Term Loans.

          “Credit Extension” means each of the following: (a) a Loan, and (b) the issuance, renewal or extension of a Letter of Credit or an increase in the amount of a Letter of Credit.

          “Credit Facility Pro Rata Share” means, with respect to any prepayment (whether voluntary or involuntary and for purposes hereof, including any requirement to cash collateralize) of any Credit Extension to be made on any date pursuant to Section 3.1(d), (e), (f), or (h), a fraction (expressed as a percentage) (x) the numerator of which is the difference between (i) the Total Prepayment Amount with respect to such prepayment to be made on such date minus (ii) the Relevant Secured Hedge Obligations with respect to such prepayment to be made on such date, and (y) the denominator of which is the Total Prepayment Amount with respect to such prepayment to be made on such date.

          “Debt” means the outstanding principal amount of all Indebtedness of the MLP and its Restricted Subsidiaries of the nature referred to in clauses (a), (b), (c) and (f) of the definition of “Indebtedness”.

          “Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

          “Delayed Draw Term Lender” means each Lender which from time to time has a commitment hereunder to make, or which has made, a Delayed Draw Term Loan and their successors and permitted assignees.

          “Delayed Draw Term Loan” is defined in Section 2.1.3.

          “Delayed Draw Term Loan Commitment Amount” means on the Closing Date, but prior to the Delayed Draw Term Loan Commitment Termination Date, $60,000,000, and zero thereafter, unless otherwise increased pursuant to Section 2.1.6.

          “Delayed Draw Term Loan Commitment Termination Date” means the earliest of

(a) August 6, 2007;

(b) the date on which any Commitment Termination Event occurs; and

(c) the date on which all outstanding Term Loans are indefeasibly paid in full.

          Upon the occurrence of any event described in clause (b), the Delayed Draw Term Loan Commitments shall terminate automatically and without any further action.

          “Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Loan Parties with the written consent of the Administrative Agent and the Majority Lenders.

          “Disposition” or “Dispose” means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

          “Distribution” for any Person means, with respect to any shares of capital stock, any units, any partnership interests, any membership interests, or equity securities or ownership interests issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities or interests, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities, and (c) any other payment by such Person with respect to such securities or interests.

          “Dollar” and the sign “$” mean lawful money of the United States.

          “Domestic Office” means, relative to any Lender, the office of such Lender designated as such in the Lender Addendum Agreement or designated in the Lender Assignment Agreement executed by such Lender or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.  A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans.

          “Draw Date” is defined in Section 2.5.2.

          “Effective Date” means the date this Agreement becomes effective pursuant to Section 10.8.

          “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) a Person that is an Affiliated Fund of any Lender immediately prior to an assignment, or (d) any other Person (other than a natural Person) approved by the Administrative Agent (whose approval shall not be unreasonably withheld or delayed) and (in the case of an assignment of any portion of the Revolving Commitment) the Letter of Credit Issuer (whose approval shall not be unreasonably withheld or delayed) and as long as no Default or Event of Default shall have occurred and be continuing, the Borrowers (whose approval shall not be unreasonably withheld or delayed); provided that if the consent of the Borrowers is required pursuant to the immediately preceding clause (d) then the Borrowers shall be deemed to have given their consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrowers prior to such fifth Business Day.

          “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          “Equity Offering” is defined in the fifth recital.

           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.  References to sections of ERISA also refer to any successor sections.

          “Escrow Agent” means KeyBank National Association , or any Affiliate thereof, and its or their successors and assigns or any other U.S. bank reasonably satisfactory to the Borrowers and Administrative Agent.

          “Escrow Accounts” means collectively the Capitalization Escrow Account and the New ATB Escrow Account.

          “Event of Default” is defined in Section 8.1.

          “Excess Cash Flow” means, with respect to any Annual Calculation Date, Consolidated EBITDA for the preceding four consecutive quarters ending on such Annual Calculation Date (the “calculation period”), less, (a) all cash Interest Charges paid during such calculation period, (b) cash taxes for such calculation period, (c) Capital Expenditures (excluding Insurance Related Capital Expenditures and expenditures for the construction or acquisition of any Vessel, other than the ATB and New ATBs, to the extent such expenditures are financed with either (i) the proceeds of any Credit Extensions available as a result of the Commitments being increased pursuant to Section 2.1.5 or (ii) other new Indebtedness), including payments made during such calculation period in respect of the construction of (A) the ATB, but only to the extent such payments are in the aggregate since the Closing Date in excess of $9,900,000.00, and (B) of the New ATBs, but only to the extent such payments are in the aggregate since the Closing Date in excess of the amount on deposit in the New ATB Escrow Account as of the Closing Date plus, if a fourth New ATB is to be constructed as a result of the Borrowers’ compliance with Section 7.1.14, amounts deposited into the New ATB Escrow Account in accordance with Sections 7.1.7 and 7.2.11, actually made during such calculation period to the extent such Capital Expenditures (excluding Insurance Related Capital Expenditures) are permitted by Section 7.2.7, (d) principal payments on the Term Loans (i) required to be made under this Agreement (other than principal payments required to be made under clause (l) of Section 3.1) during such calculation period or (ii) voluntarily made during such calculation period pursuant to clause (a) of Section 3.1, (e) Distributions on interests in the MLP actually made during such calculation period to the extent such Distributions are permitted by Section 7.2.6(b), and (f) increases in working capital during such calculation period plus (h) decreases in working capital during such calculation period.

          “Excluded Charter” means (i) each Existing Charter described in clauses (i) through (iv) in the definition of Existing Charters, and (ii) each Charter covering a Vessel initially owned by an Original Owner (a) entered into by a Borrower with a charterer (other than a Borrower) having a senior unsecured long-term credit rating by Moody’s of Baa2 with stable outlook or better and a senior unsecured debt credit rating by S&P of BBB with stable outlook or better, in each case, at the time such Charter is entered into, (b) pursuant to which the relevant charterer is required to make payments at a Negotiated Rate which equals or exceeds the applicable rate set forth in Schedule A of the Support Agreement for such Vessel, and (c) as to which Hess is released from any obligation to make Hess Payments (as defined in the Support Agreement) pursuant to Section 8 of the Support Agreement.

          “Existing Borrowers” is defined in the first recital.

          “Existing Charters” means each of the following: (i) a time charter dated as of December 17, 1999 by and between Tug New York Company, as predecessor in interest to USS Chartering LLC, and BP West Coast Products LLC, as successor in interest to Arco Products Company, as amended by Addendum Number 1 dated April 11, 2000, Addendum Number 2 dated June 7, 2001, Addendum Number 3 dated September 18, 2001, and Addendum Number 4 dated January 1, 2002, (ii) a time charter dated as of August 24, 2000 by and between Tug New York Company, as predecessor in interest to USS Chartering LLC and BP West Coast Products LLC, successor in interest to Arco Products Company, as amended by Addendum Number 1 dated November 17, 2000, and Addendum Number 2 dated January 1, 2002, (iii) a time charter dated as of September 1, 2002, by and between USS Chartering LLC and Hess, (iv) a contract of affreightment dated as of December 17, 2002, by and between USS Chartering LLC and Shell Trading (US) Company, as amended by Addendum Number One dated July 15, 2003, (v) a contract of affreightment dated as of May 6, 2003, by and between USCS Chemical Chartering LLC and The Dow Chemical Company as amended by Addendum Number 1 and Addendum Number 2, both dated May 6, 2003, Addendum Number 3, dated as of April 12, 2004, and Addendum Number 4, dated as of July 26, 2004, (vi) a contract of affreightment dated as of February 20, 2004 by and between USCS Chemical Chartering LLC and Koch Shipping, Inc., (vii) a contract of affreightment dated as of March 12, 2004, by and between USCS Chemical Chartering LLC and Shell Trading (US) Company, (viii) a contract of affreightment dated as of February 9, 2004 by and between USCS Chemical Chartering LLC and SeaRiver Maritime, Inc., (ix) a contract of affreightment dated April 8, 2004 by and between USCS Chemical Chartering LLC and PPG Industries, Inc., (x) a contract of affreightment dated December 23, 2003 by and between USCS Chemical Chartering LLC, Lyondell Chemical Company and Equistar Chemicals, L.P.; and (xi) a time charter dated December 7, 2005 by and between Morgan Stanley Capital Group, Inc. and USS Chartering LLC; in each case, as amended, supplemented, restated, or otherwise modified.

          “Existing Credit Facility” is defined in the first recital.

          “Existing Indebtedness” is defined in the tenth recital.

          “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a)          the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b)          if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by CIBC from three federal funds brokers of recognized standing selected by it.

          “Finance Corp.” is defined in the preamble.

          “First Amendment to Mortgage” means each First Amendment to Amended and Restated First Preferred Fleet Mortgage, each First Amendment to Amended and Restated Ship Mortgage, and each First Amendment to First Preferred Ship Mortgage, each dated as of the date hereof, executed and delivered pursuant to Section 5.1.8, substantially in the form of Exhibit G hereto.

          “Fiscal Quarter” means any quarter of a Fiscal Year.

          “Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2006 Fiscal Year”) refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

          “Fixed Charge Factor” means (a) for the calculation period ending on December 31, 2006, $2,500,000, (b) for the calculation period ending on March 31, 2007, $5,000,000, (c) for the calculation period ending on June 30, 2007, $7,500,000 and (d) for each calculation period ending on September 30, 2007 or thereafter, $10,000,000.

          “F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

          “GAAP” is defined in Section 1.4.

          “General Partner” means US Shipping General Partner LLC, a Delaware limited liability company and sole general partner of MLP.

          “Governmental Authority” means any nation or government, any state, federal or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          “Guarantor” means any Person delivering a Guaranty pursuant to the Loan Documents.

          “Guaranty” means each of (a) that certain Guaranty, dated November 3, 2004, executed and delivered by Chemical Pioneer, as amended by Amendment to Guaranty, (b) that certain Guaranty, dated November 3, 2004, executed and delivered by Chemical Chartering, as amended by Amendment to Guaranty, and (c) any guaranty from any Person delivered pursuant to the Loan Documents and in such form as acceptable to the Administrative Agent, in each case, as amended, supplemented, restated, or otherwise modified.

          “Hazardous Material” means

(a) any “hazardous substance”, as defined by CERCLA;

(b) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, as amended;

(c) any petroleum product; or

          (d)          any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          “Hedge Agreements” means all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect any Borrower or Restricted Subsidiary against fluctuations in interest rates including all confirmations and schedules related thereto and all credit support documents and related margin accounts delivered in connection therewith.

          “Hedge Counterparties” means any party to a Hedge Agreement other than a Borrower or Restricted Subsidiary.

          “Hedging Obligations” means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price arrangements and all other agreements or arrangements designed to protect any Person against fluctuations in currency exchange rates or commodity prices.

          “herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

          “Hess” means Hess Corporation, a Delaware corporation.

          “Houston LLC” is defined in the preamble.

          “Impermissible Qualification” means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Loan Party, any qualification or exception to such opinion or certification

(a) which is of a “going concern” or similar nature;

(b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c)          which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrowers to be in default of any of their obligations under Section 7.2.4.

          “including” means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of eusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          “Indebtedness” of any Person means, without duplication:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d)          all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined other than accounts payable, deferred revenue and accrued operating expenses incurred in the ordinary course of business in each case to the extent not otherwise constituting Indebtedness under the other terms of this definition;

(e) net liabilities of such Person under all Hedging Obligations;

          (f)          whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding any obligations of any Borrower, or any wholly-owned Restricted Subsidiary of any Borrower, to any ATB Contractor incurred pursuant to any New ATB Construction Contract), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that any agreement to pay for the purchase or construction of one or more vessels and other assets relating to such vessels upon the delivery of such acquired vessels where the acquisition of such vessels and related assets are otherwise permitted under this Agreement, including pursuant to a Vessel Acquisition, shall not be deemed to be “Indebtedness” hereunder until the earlier of (a) the first date of delivery of any such vessel (or of the first such vessel in the case of any agreement for the purchase or construction of multiple vessels) or other related asset in accordance with such agreement or (b) the first date any payment (other than an initial deposit) is made by any Borrower or Subsidiary for the purchase or construction of such vessel (or the first such vessel in the case of any agreement for the purchase or construction of multiple vessels) or other related asset; and

(g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          “Indemnified Liabilities” is defined in Section 10.4.

          “Indemnified Parties” is defined in Section 10.4.

          “Independent Appraiser” means Martin, Ottaway, van Hemmen & Dolan, Inc. or another nationally-recognized appraisal firm with respect to petroleum tankers and other vessels that is proposed by the Borrowers and reasonably acceptable to the Administrative Agent.

          “Individual New ATB Escrow Amount” means, with respect to each barge to be constructed by Bay Shipbuilding Co. pursuant to a New ATB Construction Contract, $38,000,000, and with respect to each pusher tug to be constructed by Eastern Shipbuilding Group pursuant to a New ATB Construction Contract or in connection with an option granted to the Borrowers and their Restricted Subsidiaries to purchase such additional pusher tug pursuant to the terms of the Option Letter, $26,000,000.

          “Initial Draw Term Loan” is defined in Section 2.1.1.

          “Initial Draw Term Loan Commitment Amount” means on the Closing Date, $250,000,000, and zero thereafter, unless otherwise increased pursuant to Section 2.1.6.

          “Insurance Related Capital Expenditures” means Capital Expenditures to the extent funded with proceeds received by the Borrowers under any casualty insurance policy.

          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated of even date herewith, among the Borrowers, KeyBank National Association, in its capacity as collateral agent for the Lenders, the Administrative Agent, and Wells Fargo Bank, N.A., as trustee and collateral agent for the holders of the Senior Notes, as amended, restated, supplemented or otherwise modified in accordance with the Loan Documents and Senior Notes Indenture.

          “Interest Charges” means, for any period, for the MLP and its Restricted Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees (including fees payable with respect to Letters of Credit, other than the Capitalization LOC, but not including amortization of deferred financing fees), charges and related expenses of the MLP and its Restricted Subsidiaries in connection with borrowed money (including capitalized interest and securitization expense) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrowers and their Restricted Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP; provided that for purposes of calculation of twelve-month Interest Charges for any period ending on or before June 30, 2007, such Interest Charges shall be calculated pursuant to the following formula:

Interest Charges =	X	x 365

A

where as of any date of determination, (1) A equals the actual number of calendar days elapsed since the Effective Date and (2) X equals Interest Charges actually accrued by the MLP and its Restricted Subsidiaries from the Effective Date through the date of such calculation.

          “Interest Period” means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrowers may select in their relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

(a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than eight different dates;

(b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c)          if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d)          no Interest Period may end later than the date set forth in clause (a) of the definition of “Revolving Commitment Termination Date”, in the case of Interest Periods for Revolving Loans, or the date set forth in clause (b) of the definition of “Stated Maturity Date”, in the case of Interest Periods for Term Loans; and

(e) the Borrowers shall select Interest Periods so as not to require a payment or prepayment of any LIBO Rate Loan during an Interest Period for such Loan.

“Investment” means, relative to any Person,

          (a)          any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees and extensions of trade credit, in each case made in the ordinary course of business);

(b) any Contingent Liability of such Person; and

(c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

          “Investment Grade Charter” means each Charter covering a Vessel initially owned by an Original Owner (i) entered into by a Borrower or Restricted Subsidiary with a charterer (other than a Borrower) acceptable to the Administrative Agent rated not less than investment grade at the time such Charter is entered into, and (ii) pursuant to which the relevant charterer is required to make payments at a Negotiated Rate which equals or exceeds the applicable rate set forth in Schedule A of the Support Agreement for such Vessel.

          “Joint Venture” is defined in the sixth recital.

          “Joint Venture Agreement” means that certain Limited Liability Agreement of USS Products Investor LLC, dated as of the date hereof, as amended, supplemented or otherwise modified.

          “Joint Venture Transaction” is defined in the sixth recital.

          “JV Manager” is defined in the preamble.

          “Lender Addendum Agreement” means a Lender Addendum Agreement substantially in the form of Exhibit O hereto.

          “Lender Assignment Agreement” means a Lender Assignment Agreement substantially in the form of Exhibit E hereto.

          “Lenders” is defined in the preamble and shall include the Revolver Lenders and the Term Lenders.

          “Letter of Credit” means any standby letter of credit issued hereunder and includes any letters of credit issued under the Existing Credit Facility.

          “Letter of Credit Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

          “Letter of Credit Commitment Termination Date” means the day that is seven days prior to the Stated Maturity Date for Revolving Loans (or, if such day is not a Business Day, the next preceding Business Day).

          “Letter of Credit Confirmation” means an application, confirmation and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the Letter of Credit Issuer.

          “Letter of Credit Fee Rate” means a rate per annum equal to the then Applicable Margin for LIBO Rate Loans that are Revolving Loans.

          “Letter of Credit Issuer” means CIBC in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

          “Letter of Credit Loan” means, with respect to each Lender, such Lender’s participation in any Letter of Credit Borrowing.

          “Letter of Credit Obligations” means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all Letter of Credit Borrowings.

          “Letter of Credit Sublimit” means an amount equal to the lesser of the Revolving Commitments and Fifteen Million Dollars ($15,000,000).  The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Commitments.

          “LIBO Rate” is defined in Section 3.2.1.

          “LIBO Rate Loan” means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

          “LIBO Rate (Reserve Adjusted)” is defined in Section 3.2.1.

          “LIBOR Office” means, relative to any Lender, the office of such Lender designated as such in the Lender Addendum Agreement or designated in the Lender Assignment Agreement executed by such Lender or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

          “LIBOR Reserve Percentage” is defined in Section 3.2.1.

          “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          “Loan” means, as the context may require, either a Revolving Loan or a Term Loan of any type.

          “Loan Document” means (a) this Agreement, the Notes, the Letter of Credit Confirmations, the Letters of Credit, the Cash Collateral Control Agreement, each Guaranty, the Pledge Agreements, the Mortgages, the Security Agreements, the Intercreditor Agreement, the Administrative Agent’s Fee Letter and Arrangers’ Fee Letter, the Collateral Agent’s Fee Letter and the Hedge Agreements with the Secured Hedge Counterparties, and (b) each other agreement, document or instrument, other than the Joint Venture Agreement and Management Agreement, delivered by General Partner, any Borrower or any other Person (other than a Lender) in connection with this Agreement, as such may be amended from time to time.

          “Loan Party” means, collectively, each Borrower, each Guarantor, and, after the date of this Agreement, any other Affiliate or Subsidiary of MLP, other than General Partner, which executes a Loan Document.

          “LOC Provider” shall mean CIBC or any other commercial bank, financial institution or trust company issuing any Capitalization LOC, which such other commercial bank, financial institution or trust company whose long-term unsecured and unguaranteed senior debt is rated at least “A” by Standard & Poor’s Ratings Group or “A2” by Moody’s Investors Services.

          “Loss” means any loss (including any condition covered by any of the insurance required to be maintained pursuant to the Mortgages or this Agreement), theft, destruction, damage casualty, condemnation, taking, seizure, confiscation or requisition of or with respect to any Vessel or any part thereof.

          “Loss Event” is defined in the Cash Collateral Control Agreement.

          “Majority Lenders” means, at any time, (i) with respect to any matter relating to the Term Loans or the Term Commitments, Term Lenders holding more than 50% of the aggregate outstanding principal amount of the Term Loans (or if no Term Loans are then outstanding, more than 50% of the aggregate amount of the Term Commitments), (ii) with respect to any matter relating to the Revolving Loans, the Letters of Credit or the Revolving Commitments (including the Letter of Credit Sublimit), Revolver Lenders holding more than 50% of the aggregate outstanding principal amount of the Revolving Loans (or if no Revolving Loans are then outstanding, more than 50% of the aggregate amount of the Revolving Commitments), and (iii) with respect to any other matter, Lenders holding more than 50% of the sum of the then aggregate outstanding principal amount of the Loans and Letter of Credit Obligations then held by the Lenders, plus the aggregate amount of the unused Commitments as of such date.

          “Management” means the chairman and chief executive officer, president and chief operating officer, executive vice president, vice president of operations, vice president of chartering and vice president and chief financial officer, in each case of the General Partner as of the date hereof.

          “Management Agreement” means that certain Management and Operating Agreement by and between the Joint Venture and Product Manager dated as of the date hereof.

          “Material Adverse Effect” means a material adverse effect on (a) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers and their Restricted Subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (c) the ability of any Material Obligor to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party.

          “Material Charter” means, as of any date, each Existing Charter, each Excluded Charter, each Investment Grade Charter, each Charter executed after the Closing Date that is effective for a period equal to or greater than two years, and each other Charter approved in writing by the Administrative Agent as a Material Charter, including all amendments, supplements and other modifications thereto and replacement charters executed by any Borrower or Restricted Subsidiary pursuant to Section 7.2.12(b)(ii).

          “Material Contract” is defined in Section 5.1.24.

          “Material Event” is defined in Section 7.2.12(b)(ii).

          “Material Obligor” means (i) each Loan Party, (ii) Hess, during any Support Period, and (iii) any charterer under a Material Charter.

          “MLP” is defined in the preamble.

          “MLP Agreement” means that certain Amended and Restated Agreement of Limited Partnership of U.S. Shipping Partners L.P., dated as of November 3, 2004, by and between General Partner and the other parties thereto, as amended, supplemented or otherwise modified from time to time.

          “Monthly Date” means the last day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

          “Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

          “Mortgage” means (i) each of (a) the Amended and Restated First Preferred Fleet Mortgages, dated as of November 3, 2004, executed and delivered by each of the Original Owners, (b) the Amended and Restated First Preferred Ship Mortgages, dated as of November 3, 2004, executed and delivered by each of Chemical Pioneer and Charleston, (c) the First Preferred Ship Mortgage, dated October 11, 2005, executed and delivered by Houston LLC, and (d) the First Preferred Ship Mortgage, dated December 23, 2005, executed and delivered by Sea Venture LLC, in each case, as amended by the First Amendment to Mortgage pursuant to Section 5.1.7,  and (ii) any other mortgage delivered pursuant to Section 7.1.8 or Section 7.1.11., in each case, as amended, supplemented, restated or otherwise modified from time to time.

          “NASSCO” is defined in the sixth recital.

          “NASSCO Contract” means that certain Amended and Restated Contract for Construction, effective March 14, 2006, by and between Product Carriers and NASSCO for the construction of up to nine new 49,000 dead-weight ton double-hulled refined petroleum product tankers, as amended, supplemented or otherwise modified.

          “Negotiated Rate” means, with respect to any Vessel, the contracted rate under any Charter, provided that (i) if the contracted rate for a charter requires the Vessel owner to pay voyage costs (including fuel costs, port charges, loading and/or unloading charges, costs for assist boats, tolls in canals and similar costs), such rate shall be converted to the estimated time charter equivalent for purposes of this Agreement by taking the total freight revenue (including demurrage as and to the extent accrued by the relevant Borrower under GAAP) for such charter, subtracting any such voyage charges and dividing such number by the number of days expected for the voyage, subject to subsequent adjustment to the actual time charter equivalent after all actual freight revenue and voyage costs are finally agreed between the relevant Borrower and the charterer, and (ii) the contracted rate, for purposes of this definition, shall be reduced by an amount equal to the Reimbursed Capital Expenditure Amounts.

          “Net Equity Proceeds” means, for any period, the net cash proceeds of any equity offering or other sale of partnership units, stock, membership or other equity interests of the MLP, any other Borrower, any Restricted Subsidiary or Product Carriers received by the Borrowers and their Restricted Subsidiaries during such period in excess of $5,000,000 in the aggregate received after the Closing Date.

          “Net Income” means, for any period, for the MLP and its Restricted Subsidiaries on a consolidated basis, the net income of the MLP and its Restricted Subsidiaries from continuing operations after extraordinary items (excluding extraordinary gains or losses from sales or other dispositions of assets) for that period.

          “Net Proceeds” means, with respect to any Disposition of any asset by the Borrowers or any of their respective Restricted Subsidiaries to any Person other than a Borrower or a Restricted Subsidiary, the aggregate amount of cash received by or paid to or for the account of such Borrower or such Subsidiary from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable out-of-pocket transaction fees and other costs relating to such Disposition, (b) the amount of taxes payable by such Borrower or such Subsidiary in connection with or as a result of such Disposition, (c) any amounts required to be placed in escrow by the parties to such Disposition in connection therewith, and (d) any amounts MLP reasonably determines are required to meet post-closing purchase price adjustments in connection with such Disposition all as certified by an Authorized Officer to the Administrative Agent at the time of such transaction, provided in the case of clauses (a) and (b) to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the asset that is the subject thereof, and provided in the case of clauses (c) and (d) that any amounts placed in escrow or initially excluded from Net Proceeds to meet such post-closing purchase price adjustments that are released to the Borrowers or determined by MLP not to be payable by the Borrowers shall become Net Proceeds once such amounts are so released or determined not to be payable and shall thereupon be applied in accordance with Section 3.1(d).

          “New ATB” means, individually, each new articulated tug-barge vessel, or the barge or pusher tug components thereof, designed to transport chemicals that is to be constructed pursuant to a New ATB Construction Contract; provided that the number of New ATBs shall not be greater than three unless the Borrowers have complied with Section 7.1.14 in which case the number of New ATBs shall not be greater than four.

          “New ATB Construction Contract” means each of (a) that certain Shipbuilding Agreement for the Construction of Tank Barges, dated February 16, 2006, by and between Bay Shipbuilding Co. and ATB1 LLC, as amended by the Option Cancellation Option Letter, (b) that certain ATB1 Shipbuilding Agreement, dated February 16, 2006, by and between Eastern

Shipbuilding Group, Inc. and ATB1 LLC, (c) that certain ATB 2 Shipbuilding Agreement, dated February 16, 2006, by and between Eastern Shipbuilding Group, Inc. and ATB2 LLC, (d) each Shipbuilding Agreement executed between Eastern Shipbuilding Group and one of the Borrowers or a Restricted Subsidiary pursuant to any Borrower or Restricted Subsidiary exercising the option to contract for the construction of additional pusher tugs pursuant to the terms of the Option Letter, and (e) each other contract for the construction of a new articulated tug-barge vessel designed to transport chemicals and petroleum products executed after the date hereof with an ATB Contractor and in accordance with Section 7.2.15, in each case as amended or otherwise modified from time to time.

          “New ATB Escrow Account” means that certain account designated as account number 88581100 maintained at the Collateral Agent, any other account maintained by the Collateral Agent that is linked to such account, and any other account acceptable to the Administrative Agent (in its discretion) from time to time maintained by the Collateral Agent pursuant to the terms of the Cash Collateral Control Agreement.

          “New Borrowers” means each of the Borrowers that was not one of the Existing Borrowers.

          “Non-Recourse Debt” means any Indebtedness of any Unrestricted Subsidiary, in each case in respect of which the holder or holders thereof (a) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary to be performed, satisfied, and paid only out of, the assets and property of such Unrestricted Subsidiary and/or one or more of its Subsidiaries and/or any other Person (other than any Borrower and/or any Restricted Subsidiary), and (b) shall have no direct or indirect recourse (including by way of guaranty or indemnity) to any Borrower or any Restricted Subsidiary or to any of the assets or property of any Borrower or any Restricted Subsidiary, whether for principal, interest, fees, expenses or otherwise.

          “Non-U.S. Lender” has the meaning set forth in Section 4.6(c).

          “Note” means, as the context may require, either a Revolving Note or a Term Note.

          “Notes Offering Memorandum” means that certain Offering Memorandum dated August 1, 2006 describing the Senior Notes Offering.

          “Obligations” means all obligations (monetary or otherwise) of each of the Borrowers and each other Loan Party arising under or in connection with this Agreement, the Notes or any other Loan Document.

          “Operating LLC” is defined in the preamble.

          “Option Cancellation Option Letter” means that certain letter agreement between USS ATB 1 LLC and Bay Shipbuilding Co., dated as of July 28, 2006, granting USS ATB 1 LLC the right to cancel its already-exercised option to have Bay Shipbuilding Co. build “Vessel No. 4” (as identified therein), a barge to be a component of a fourth New ATB.

          “Option Letter” means that certain letter agreement, dated as of February 16, 2006 between Eastern Shipbuilding Group, Inc. and the MLP with respect to the right of the Borrowers or their Restricted Subsidiaries to contract for the construction of up to four additional pusher tugs, each that would become integrated components of a New ATB.

          “Original Owners” means each of ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC and ITB Philadelphia LLC.

          “Organic Document” means, relative to any Person, its respective certificate or articles of incorporation, organization or formation, by-laws, partnership agreement, limited liability company agreements, and all shareholder, partner, member or unitholder agreements, voting trusts and similar arrangements applicable to any of its respective authorized shares of capital stock, partnership interest, membership interest or other equity interests.

          “Participant” is defined in Section 10.11.

          “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          “PC Holding” is defined in the preamble.

          “Pension Plan” means a “pension plan”, as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which each of the Borrowers or any corporation, trade or business that is, along with each Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          “Percentage” means, relative to any Lender, at any time, the fraction (expressed as a percentage), the numerator of which is the Credit Exposure of such Lender at such time and the denominator of which is the aggregate Credit Exposures of all the Lenders at such time.

          “Person” means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          “Plan” means any Pension Plan or Welfare Plan.

          “Pledge Agreements” means each of (i) the Pledge Agreements, dated as of the date hereof, executed and delivered by each of JV Manager and PC Holding pursuant to Section 5.1.5, substantially in the form of Exhibit H-1 hereto, (ii) the Pledge Agreements, dated as of November 3, 2004, executed and delivered by each of MLP, Operating LLC, Charter LLC, USCS Chartering and Chemical Pioneer, as amended by the Amendment to Pledge Agreement and (iii) any other Pledge Agreement delivered pursuant to Section 7.1.11, in each case, as amended, supplemented, restated or otherwise modified from time to time.

          “Product Carriers” is defined in the is second recital.

          “Prepayment Notice” means a notice regarding the Borrowers’ intent to prepay all or a portion of the Loans duly executed by an Authorized Officer of the General Partner or one or more of the Borrowers, substantially in the form of Exhibit T hereto.

          “Product Carriers Guaranty” means that certain Guaranty, dated as of March 20, 2006, executed and delivered by Products Carrier to the Collateral Agent pursuant to the terms of the Existing Credit Facility.

          “Product Carriers Security Agreement” means that certain Security Agreement to the favor of the Collateral Agent, dated as of March 20, 2006, executed and delivered by Products Carrier pursuant to the terms of the Existing Credit Facility.

          “Product Manager” is defined in the preamble.

          “Pro Forma Balance Sheet” is defined in Section 6.5(b).

          “Projections” means the projections of the revenues, expenses and operating costs in respect of the Vessels prepared by General Partner, delivered to the Administrative Agent by the Borrowers and a copy of which is attached hereto as Exhibit Q, as may be revised pursuant to Section 7.1.14.

          “Quarterly Payment Date” means the last Business Day of each March, June, September, and December.

          “Register” is defined in Section 2.6.

          “Reimbursed Capital Expenditure Amounts” is defined in Section 7.2.7(b).

          “Related Parties” shall mean (a) in the case of an individual, the immediate family of such Person, a trust solely for the benefit of such Person or his immediately family, the estate or legal representatives of such Person, and any partnership, corporation or other entity wholly-owned by such Person or his immediately family, (b) in the case of a partnership, any of its partners (limited or general), the estates of such partners, any liquidating trust for the benefit of the partners of such partnership and any partnership, corporation or other entity wholly-owned by such partnership (and, if any partner is itself a partnership, its partners (limited or general), and if any such partner is itself a corporation or limited liability company, its stockholders or members, respectively), (c) in the case of a holder of Class A Units or Class B Units (other than any Executive) (each such term as defined in the limited liability company agreement for United States Shipping Master LLC as in effect on November 3, 2004 and used herein with the same meaning), any other Person who holds Class A Units or Class B Units, (d) in the case of a limited liability company, any of its members or economic owners, or any entity wholly-owned by, wholly-owning or wholly-owned by the same entity which wholly-owns such member or economic owner, and (e) in the case of a corporation, any entity wholly-owned by, wholly-owning, or wholly-owned by the same entity which wholly-owns the corporation.

          “Release” means a “release”, as such term is defined in CERCLA.

          “Releasing Parties” is defined in Section 10.21.

          “Relevant Secured Hedge Obligations” means, with respect to any prepayment (whether voluntary or involuntary) of any Credit Extension to be made on any date, the amount, if any, required to be paid under any Hedge Agreement with a Secured Hedge Counterparty to terminate on such date that portion of the Hedging Obligations which cover a notional amount in excess of 100% of the Term Loans scheduled to be outstanding at any time after the relevant prepayment is made.

          “Requirements of Law” means, as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          “Resource Conservation and Recovery Act” means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to time.

          “Restricted Loss Proceeds Account” is defined in the Cash Collateral Control Agreement.

          “Restricted Subsidiary” means any Subsidiary of a Borrower that is not an Unrestricted Subsidiary.

          “Revolver Lenders” means each Lender having a Revolving Commitment.

          “Revolver Percentage” means, relative to any Revolver Lender at any time, a fraction (expressed as a percentage), the numerator of which is such Revolver Lender’s Revolving Commitment at such time, and the denominator of which is the aggregate amount of all Revolving Commitments of all the Revolver Lenders at such time.

          “Revolving Commitment” means, relative to any Revolver Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1.2 and to issue or participate in Letters of Credit pursuant to Section 2.1.4 in the amount designated as its Revolving Commitment in the relevant Lender Addendum Agreement, Lender Assignment Agreement, or Additional Lender Certificate executed by such Lender, as such amount may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.

          “Revolving Commitment Amount” means, on any date, Forty Million Dollars ($40,000,000) as such amount may be reduced from time to time pursuant to Section 2.2 or Section 3.1 and as such amount may be increased pursuant to Section 2.1.6.

          “Revolving Commitment Termination Date” means the earliest of

(a) August 6, 2011;

(b) the date on which the Revolving Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2;

(c) the date on which any Commitment Termination Event occurs; and

(d) the date on which all Term Loans are indefeasibly paid in full.

Upon the occurrence of any event described in clause (b), (c) or (d), the Revolving Commitments shall terminate automatically and without any further action.

          “Revolving Loan” is defined in Section 2.1.2.

          “Revolving Note” means a promissory note of the Borrowers payable to any Revolver Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Revolver Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          “Sea Venture LLC” is defined in the preamble.

          “Secured Hedge Agreement” means each Hedge Agreement otherwise permitted under Section 7.2.2 executed between any Loan Party and a Secured Hedge Counterparty.

          “Secured Hedge Counterparties” means each Lender, Affiliate of a Lender or Assignee of a Lender who, in each case, is a counterparty to a Hedge Agreement otherwise permitted under Section 7.2.2.

          “Secured Parties” means each of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Secured Hedge Counterparties, the Letter of Credit Issuer and each Lender, in each case, to the extent of any obligations owing to such Person by any Loan Party pursuant to any Transaction Document.

          “Security Agreements” means each of (i) the Security Agreements executed and delivered by the New Borrowers other than ATB1 LLC, ATB2 LLC, Sea Venture LLC and Houston LLC pursuant to Section 5.1.6, substantially in the form of Exhibit I-1 hereto, as amended, supplemented, restated or otherwise modified from time to time, (ii) each of the Security Agreements dated as of September 13, 2002, executed and delivered by each of the Original Owners and Charter LLC, as amended by First Amendment to Security Agreement dated as of April 13, 2004, as amended by Second Amendment to Security Agreement dated as of November 3, 2004, as amended by Amendment to Security Agreement, as amended, supplemented, restated, or otherwise modified from time to time; (iii) each of the Security Agreements, dated as of April 13, 2004, executed and delivered by each of Chemical Pioneer, Charleston, and Chemical Chartering, as amended by First Amendment to Security Agreement dated as of November 3, 2004, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (iv) the Security Agreement, dated as of September 17, 2004, executed and delivered by ATB LLC, as amended by First Amendment to Security Agreement dated as of November 3, 2004, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (v) each of the Security Agreements, dated as of November 3, 2004, executed and delivered by each of MLP, Operating LLC, and USCS Chartering, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (vi) the Security Agreement, dated as of August 31, 2005, executed and delivered by Houston LLC, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (vii) the Security Agreement, dated as of December 9, 2005, executed and delivered by Sea Venture LLC, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; (viii) each of the Security Agreements, dated as of February 16, 2006, executed and delivered by ATB1 LLC and ATB2 LLC, as amended by Amendment to Security Agreement, as amended, supplemented, restated or otherwise modified from time to time; and (ix) any other security agreement delivered pursuant to Section 7.1.8 or 7.1.11.

          “Senior Debt Leverage Ratio” means, as of any date of determination, for the MLP and its Restricted Subsidiaries on a consolidated basis, the ratio of (a) consolidated senior secured Debt other than the Capitalization LOC, less all cash and cash equivalents other than amounts on deposit in the Capitalization Escrow Account, as of such date to (b) Consolidated Pro Forma EBITDA for the twelve-month period ending on the last day of the calculation period.

          “Senior Notes” means, collectively, each of those 13% senior secured notes due 2014, issued by the MLP and Finance Corp., as amended, restated, renewed, extended, supplemented, increased, replaced or otherwise modified from time to time to the extent permitted hereunder and under the Senior Notes Indenture.

          “Senior Notes Indenture” means that certain Indenture with respect to the Senior Notes, dated as of the date hereof, by and among the MLP, Finance Corp., the Restricted Subsidiaries as guarantors of the Senior Notes, and Wells Fargo Bank, N. A., as Trustee for the noteholders, as amended, restated, renewed, extended, supplemented, increased, replaced or otherwise modified from time to time to the extent permitted hereunder and under the Senior Notes Indenture.

          “Senior Notes Offering” is defined in the fourth recital.

          “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          “Stated Maturity Date” means

(a) in the case of any Revolving Loan, August 6, 2011; and

(b) in the case of any Term Loan, August 6, 2012.

          “Sterling” means Sterling Investment Partners, L.P.

          “Subordinated Debt” means all unsecured Indebtedness of any of the Borrowers for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent and the Majority Lenders, in right of payment to the payment in full in cash of all Obligations.

          “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time capital stock or other ownership interests of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          “Support Agreement” means that certain Support Agreement dated September 13, 2002 by and between USS Chartering LLC and Hess a copy of which has been delivered to the Administrative Agent.

          “Support Period” means any period occurring prior to the earlier of (i) the date of the termination in full of the Support Agreement in accordance with its terms, and (ii) the first date when all the Vessels initially owned by the Original Owners are subject to Excluded Charters and Investment Grade Charters covering a period for each such Vessel ending on or after September 13, 2007 entered into in compliance with this Agreement who have executed and delivered Third Party Consents.

          “Syndication Agent” is defined in the preamble.

          “Taxes” is defined in Section 4.6.

          “Terminated Security Documents” is defined in Section 10.21.

          “Term Lender” means each Lender having a Term Percentage.

          “Term Loan” means a Delayed Draw Term Loan or an Initial Draw Term Loan.

          “Term Loan Commitment” means, relative to any Term Lender, such Lender’s obligation to make Term Loans pursuant to Section 2.1.1 and Section 2.1.3 in the amount designated as its Term Loan Commitment in the relevant Lender Addendum Agreement, Lender Assignment Agreement or Additional Lender Certificate executed by such Term Lender, as such amount may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.1.

          “Term Loan Commitment Amount” means the sum of the Initial Draw Term Loan Commitment Amount and the Delayed Draw Term Loan Commitment Amount (which, for clarity, means, (i) on the Closing Date, $310,000,000, (ii) on any date after the Closing Date but prior to the Delayed Draw Term Loan Commitment Termination Date, $60,000,000, and (iii) zero thereafter; unless otherwise increased pursuant to Section 2.1.6).

          “Term Note” means a promissory note of the Borrowers payable to any Term Lender, in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such

Term Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          “Term Percentage” means, relative to any Term Lender at any time, a fraction (expressed as a percentage), the numerator of which is such Term Lender’s Term Loan Commitment at such time, and the denominator of which is the aggregate amount of all Term Loan Commitments of all the Term Lenders at such time.

          “Third Party Consents” means each of those certain consents and agreements relating to (i) the Existing Charters, and acknowledgements thereof, executed and delivered pursuant to the Existing Credit Facility, and consents and agreements in substantially the form of Exhibit K-2 hereto, from time to time delivered to the Collateral Agent covering Charters executed as replacement charters pursuant to Section 7.2.12(b)(ii), and certain Excluded Charters, (ii) the New ATB Construction Contract and each guaranty or other form or performance security provided by each ATB Contractor executed and delivered pursuant to the Existing Credit Facility and Sections 7.1.8 and 7.2.15, (iii) the Management Agreement, executed and delivered pursuant to Section 5.1.21, (iv) the Material Charters, from time to time delivered to the Collateral Agent pursuant to Section 7.1.8, and (v) and any other Material Contract, from time to time delivered to the Collateral Agent and in a form reasonably acceptable to the Administrative Agent, in each case, as amended, supplemented, restated or otherwise modified from time to time.

          “Total Debt Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA for the period of the four prior Fiscal Quarters of the MLP ending on such date (or if less, the number of full Fiscal Quarters of the MLP elapsed since the Closing Date) and (ii) lease and rental expense incurred by the MLP and its Restricted Subsidiaries on a consolidated basis for such period to (b) the sum of (i) consolidated Interest Charges incurred during such period and (ii) lease and rental expense incurred by the MLP and its Restricted Subsidiaries on a consolidated basis during such period.

          “Total Debt Leverage Ratio” means, as of any date of determination, for the MLP and its Restricted Subsidiaries on a consolidated basis, the ratio of (a) consolidated Debt other than the Capitalization LOC, less all cash and cash equivalents other than amounts on deposit in the Capitalization Escrow Account, as of such date to (b) Consolidated Pro Forma EBITDA for the twelve-month period ending on the last day of the calculation period.

          “Total Fixed Charge Coverage Ratio” means, as of any date, for the MLP and its Restricted Subsidiaries on a consolidated basis, the ratio for the period of four consecutive Fiscal Quarters of the MLP ending on such date (or if less, the number of full Fiscal Quarters of the MLP elapsed since the Closing Date), of (a) an amount equal to (i) Consolidated EBITDA for the calculation period ending on such date, minus (ii) Capital Expenditures for such calculation period, but excluding Insurance Related Capital Expenditures and all expenditures for the construction of the ATB to the extent that such expenditures made after the Closing Date are in an aggregate amount not in excess of $9,900,000.00, for Vessels acquired pursuant to a Vessel Acquisition and, to the extent paid with funds withdrawn from the New ATB Escrow Account, for the construction of each New ATB, plus (iii) the lesser of (A) the Fixed Charge Factor and (B) the amount by which the Revolving Commitment Amount exceeds the aggregate outstanding principal amount of all Revolving Loans and Letter of Credit Obligations as of such date of determination, to (b) the sum of (i) Interest Charges on all Debt of the MLP and its Restricted Subsidiaries payable during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination), plus (ii) all scheduled principal payments required to be made on all such Debt during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination) plus (iii) net cash taxes actually paid or payable by the Borrowers and their Restricted Subsidiaries during such period (for the avoidance of doubt, to the extent such taxes are paid directly by the General Partner or indirectly by the General Partner as a result of a loan or advance by the General Partner, for purposes hereof such taxes will not be considered to be taxes actually paid or payable by the Borrowers except to the extent, and when, such loan or advance is repaid to the General Partner).

          “Total Prepayment Amount” means, with respect to any prepayment required to be made on any date pursuant to (a) Section 3.1(d), the positive difference, if any of (i) Net Proceeds in excess of $1,000,000 received by the Borrowers and their Subsidiaries with respect to all Dispositions occurring since the Closing Date and not previously applied to prepayments of Loans and Unreimbursed Amounts and cash collateralization of the Letters of Credit pursuant to Section 3.1(d) minus (ii) Net Proceeds from any Disposition or series of Dispositions the proceeds of which were used within 90 days of the earlier of the receipt of such Net Proceeds or the consummation of such Disposition or series of Dispositions to replace the assets or property that were the subject of such Disposition or series of Dispositions, (b) Section 3.1(e), the positive difference, if any, of (i) any insurance proceeds received by a Borrower in connection with a Loss Event with respect to a Vessel minus (ii) the amount of such proceeds applied or permitted to be applied by such Borrower to pay the cost of restoration or repair of such Vessel in accordance with Section 3(h) of the Cash Collateral Control Agreement, (c) Section 3.1(f), 100% of all proceeds received in connection with the incurrence of any Indebtedness not otherwise permitted under Section 7.2.2, and (d) Section 3.1(h), 50% of Net Equity Proceeds not previously applied to prepayments of Loans and Unreimbursed Amounts and cash collateralization of Letters of Credit pursuant to Section 3.1(e).

          “Transaction Document” means each Loan Document, the Support Agreement, each Charter, the Third Party Consents, the USS Chartering Leases, the Chemical Chartering Lease, the Hedge Agreements, each New ATB Construction Contract, the Option Letter, the USCS Chartering Leases, the Management Agreement, the NASSCO Contract and each other document, agreement or instrument delivered in connection with this Agreement.

          “type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

          “United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

          “Unreimbursed Amount” is defined in Section 2.5.2.

          “Unrestricted Subsidiary” means any Subsidiary of the Borrowers that is not a Restricted Subsidiary or which the Borrowers have designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 1.5 and all Subsidiaries of such Person.  As of the date of this Agreement, the Unrestricted Subsidiaries are designated on Item 6.8 of the Disclosure Schedule as such.

          “USCS Chartering” is defined in the preamble.

          “USCS Chartering Lease” means each of (a) that certain bareboat charter agreement entered into by Chemical Chartering with Charleston, and assigned to USCS Chartering, whereby Chemical Chartering agrees to charter the M/V Charleston and (b) each bareboat charter agreement entered into by USCS Chartering with any Loan Party that owns a Vessel, whereby USCS Chartering agrees to charter such Vessel.

          “USS Chartering Lease” means each of (a) those certain bareboat charter agreements dated September 13, 2002 entered into by Charter LLC with each of the Original Owners whereby Charter LLC agrees to charter certain vessels and (b) each bareboat charter agreement entered into by Charter LLC with any Loan Party that owns a Vessel, whereby Charter LLC agrees to charter such Vessel.

          “Vessel Acquisition” means the direct or indirect acquisition by any Borrower or any Subsidiary of any Borrower other than by an Unrestricted Subsidiary of any vessel, including the acquisition of any Person owning one or more vessels.

          “Vessels” means each of (i) the vessels more specifically described in Schedule II hereto, (ii) the ATB (prior to any permitted Disposition made in compliance with Section 7.2.11) and each New ATB upon each such vessel’s respective certification, registration and delivery to the Borrowers, and (iii) any vessel for which a Mortgage is delivered pursuant to Section 7.1.8 or Section 7.1.11.

          “Welfare Plan” means a “welfare plan”, as such term is defined in section 3(1) of ERISA.

          SECTION 1.2.   Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3.   Cross-References.  Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          SECTION 1.4.   Accounting and Financial Determinations.  Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles (“GAAP”) applied in the preparation of the financial statements referred to in Section 6.5.

          SECTION 1.5.   Designation and Conversion of Restricted and Unrestricted Subsidiaries.

          (a)          Unless designated as an Unrestricted Subsidiary on Item 6.8 of the Disclosure Schedule as of the date of this Agreement or thereafter in writing to the Administrative Agent, any Person that becomes a Subsidiary of a Borrower or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

          (b)          The Borrowers may designate any Subsidiary (including a newly formed or newly acquired Subsidiary) as an Unrestricted Subsidiary if (i) the representations and warranties of the Borrowers and their Restricted Subsidiaries contained in each of the Loan Documents (excluding, however, those contained in Section 6.7 hereunder) are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) except as disclosed by the Borrowers to the Administrative Agent and the Lenders pursuant to Section 6.7 (A) no labor controversy, litigation, arbitration or governmental investigation (to the knowledge of any Loan Party) or proceeding shall be pending or, (to the knowledge of any Loan Party) threatened, against a Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document; and (B) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 hereunder which could reasonably be expected to have a Material Adverse Effect; (iii) after giving effect to such designation, no Default or Event of Default would exist as a result of a breach of Section 7.1.12, (iv) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the greater of the net book value and the fair market value, as shall be determined in good faith by the Borrowers and reasonably acceptable to the Administrative Agent, of such Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Sections 7.2.5(h) or 7.2.5(i), and (v) in the case of a Subsidiary which is already classified as a Restricted Subsidiary, the Borrowers have obtained the prior written consent of the Administrative Agent and the Majority Lenders.  Except as provided in this Section 1.5(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

          (c)          The Borrowers may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Borrowers and their Restricted Subsidiaries contained in each of the Loan Documents (excluding, however, those contained in Section 6.7 hereunder) are true and correct on and as of such date as if made on and as of the date of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) except as disclosed by the Borrowers to the Administrative Agent and the Lenders pursuant to Section 6.7 (A) no labor controversy, litigation, arbitration or governmental investigation (to the knowledge of any Loan Party) or proceeding shall be pending or, (to the knowledge of any Loan Party) threatened, against a Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document; and (B) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 hereunder which could reasonably be expected to have a Material Adverse Effect; (iii) no Default or Event of Default would exist, and (iv) such Borrower complies with the requirements of Sections 7.1.8 and 7.1.11.

          (d)          If, during any period, a Subsidiary is redesignated as either “Restricted” or “Unrestricted,” then for purposes of the calculation of Consolidated EBITDA or Consolidated Pro Forma EBITDA for such period, such Subsidiary shall be deemed to have been redesignated as of the first day of the relevant calculation period.

ARTICLE II

COMMITMENTS, BORROWING PROCEDURES AND NOTES

          SECTION 2.1.   Commitments.  On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make Loans and Letter of Credit Loans pursuant to the Commitments described in this Section 2.1.

               SECTION 2.1.1.   Initial Draw Term Loan Commitment.  On the Closing Date, each Term Lender will make one Loan (relative to such Term Lender, its “Initial Draw Term Loan”) to the Borrowers equal to such Term Lender’s Term Percentage of the aggregate amount of the Borrowing of Initial Draw Term Loans requested by the Borrowers to be made on such day of which $152,112,353.00 of the Initial Draw Term Loans will be a restructuring, rearranging, renewal, extension and continuation of Loans (under and as defined in the Existing Credit Facility); provided, however, that Chemical Pioneer and its wholly-owned Restricted Subsidiaries shall not be jointly and severally liable as Borrowers with respect to any Borrowings of Initial Draw Term Loans in an amount in excess of $155,387,647.  No amounts paid or prepaid with respect to the Initial Draw Term Loans may be reborrowed.

               SECTION 2.1.2.   Revolving Commitment.  From time to time on any Business Day occurring prior to the Revolving Commitment Termination Date, each Revolver Lender will make Loans (relative to such Revolver Lender, its “Revolving Loans”) to the Borrowers equal to such Revolver Lender’s Revolver Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrowers to be made on such day.  On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Revolving Loans.

               SECTION 2.1.3.   Delayed Draw Term Loan Commitment.  At any time, but no more than six different times, on any Business Day occurring prior to the Delayed Draw Term Loan Commitment Termination Date, each Delayed Draw Term Lender will make one Loan (relative to such Delayed Draw Term Lender, its “Delayed Draw Term Loan”) to the Borrowers equal to such Delayed Draw Term Lender’s Term Percentage of the aggregate amount of the

Borrowing of Delayed Draw Term Loans requested by the Borrowers to be made on such day.  No amounts paid or prepaid with respect to the Delayed Draw Term Loans may be reborrowed.

               SECTION 2.1.4.   Letter of Credit Commitment.  The Letter of Credit Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.1.4, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Commitment Termination Date, to issue Letters of Credit for the joint and several account of the Borrowers and Restricted Subsidiaries and to amend Letters of Credit previously issued by it (including Letters of Credit issued under the Existing Credit Facility) as identified in Item 2.1.4 of Schedule I, in accordance with Section 2.3.2, provided, however, that Chemical Pioneer, and its wholly-owned Restricted Subsidiaries, shall not be a Borrower or joint and severally liable as a Borrower for any Letter of Credit issued or outstanding as of the Closing Date as so identified, and (2) to honor drafts under the Letters of Credit pursuant to the terms of the Letters of Credit.  The Revolver Lenders severally hereby agree to participate in Letters of Credit issued hereunder (including any Letters of Credit issued under the Existing Credit Facility and outstanding on the Closing Date); provided that the Letter of Credit Issuer shall not be obligated to make any Credit Extension with respect to any Letter of Credit, and no Revolver Lender shall be obligated to participate in, any Credit Extension with respect to a Letter of Credit if as of the date of such Credit Extension, (x) the aggregate outstanding amount of all Letter of Credit Obligations and all Revolving Loans would exceed the Revolving Commitments, (y) the aggregate outstanding amount of the Revolving Loans of any Revolver Lender, plus such Revolver Lender’s Revolver Percentage of the aggregate outstanding amount of all Letter of Credit Obligations would exceed such Revolver Lender’s Revolver Percentage of the Revolving Commitments, or (z) the aggregate outstanding amount of all Letter of Credit Obligations would exceed the Letter of Credit Sublimit.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  Each Letter of Credit issued under the Existing Credit Facility and outstanding on the Closing Date shall be deemed to be a Letter of Credit issued hereunder.

               SECTION 2.1.5.   Lenders Not Permitted or Required To Make Loans or Letter of Credit Extensions.  No Lender shall be permitted or required:

(a) to make an Initial Draw Term Loan if, after giving effect thereto, the aggregate original principal amount of all Initial Draw Term Loans

(i) of all Term Lenders would exceed the Initial Draw Term Loan Commitment Amount, or

(ii) of such Term Lender would exceed such Term Lender’s Term Percentage of the Initial Draw Term Loan Commitment Amount; or

(b) to make a Delayed Draw Term Loan if, after giving effect thereto, the aggregate original principal amount of all Delayed Draw Term Loans

(i) of all Delayed Draw Term Lenders would exceed the Delayed Draw Term Loan Commitment Amount, or

(ii) of such Delayed Draw Term Lender would exceed such Delayed Draw Term Lender’s Term Percentage of the Delayed Draw Term Loan Commitment Amount; or

          (c)          to make any Revolving Loan or to make or participate in a Credit Extension relating to a Letter of Credit if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans and Letter of Credit Obligations

(i) of all Revolver Lenders would exceed the Revolving Commitment Amount, or

(ii) of such Revolver Lender would exceed such Revolver Lender’s Revolver Percentage of the Revolving Commitment Amount; or

(d) make any Credit Extension with respect to any Letter of Credit if

              (i)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from making such Credit Extension, or any law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the date hereof, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Letter of Credit Issuer in good faith deems material to it;

              (ii)         the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance unless such Letter of Credit has been extended in accordance with its terms and the terms of this Agreement;

(iii) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Commitment Termination Date;

(iv) the making of such Credit Extension would violate one or more policies of the Letter of Credit Issuer; or

(v) such Letter of Credit is denominated in a currency other than Dollars.

               SECTION 2.1.6.   Increase in Commitments.  On or before August 6, 2008, so long as (i) no Default or Event of Default shall have occurred and be continuing, (ii) no Default or Event of Default would exist on a pro forma basis as a result of such increase, and (iii) on the effective date of such increase, no LIBO Rate Loans shall be outstanding (or if any LIBO Rate Loans are outstanding, the effective date of such increase shall be the last day of the Interest Period in respect of such LIBO Rate Loans), Borrowers may increase the Term Loan Commitment Amount or the Revolving Commitment Amount, or both (such increase herein the “Greenshoe Increase”), at the Arrangers’ and the Borrowers’ mutual discretion, in an aggregate amount for all such increases of up to $50,000,000.  No Lender shall have any obligation, to increase its Commitment hereunder in connection with any such increase.  In the event that it is necessary to increase the Applicable Margin in respect of such Greenshoe Increase (herein the “Greenshoe Margin”) such that the Applicable Margin on Term Loans would be less than such increased Applicable Margin on the Greenshoe Increase, then the Applicable Margin in respect of the Term Loan shall automatically be deemed increased to the Greenshoe Margin.  In the event that any fee (including any upfront fee, or signing fee or any discount to par value) payable to any Lender making a new Commitment or increasing its Commitment as part of the Greenshoe Increase (herein a “Greenshoe Increasing Lender”) exceeds 25 basis points on such Lender’s share of such Greenshoe Increase, then the Borrowers shall pay to each of the Lenders holding a Term Loan Commitment which are not Greenshoe Increasing Lenders an amount equal to the product of (x) such Lender’s Term Loan Commitment Amount times (y) the number of basis points by which such fee payable to such Greenshoe Increasing Lenders exceeds 25 basis points (the “Increased Fee”).  Such Increased Fee shall be paid upon the effectiveness of such Greenshoe Increase.

          If the Borrowers desire to effect a Greenshoe Increase, the Borrowers and the financial institution(s) that the Borrowers propose to become a Lender hereunder, and, if applicable, the existing Lender(s) that the Borrowers propose to increase their existing Commitments shall (subject at all times to the consent of each such financial institution or each such existing Lender, as applicable) execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit N hereto (an “Additional Lender Certificate”).  Upon receipt of such Additional Lender Certificate (1) any such additional Lender shall be deemed to be a party in all respect to this Agreement and the other Loan Documents as of the effective date set forth in such Additional Lender Certificate and (2) upon the effective date set forth in such Additional Lender Certificate, any such Lender party to the Additional Lender Certificate shall purchase a pro rata portion of the outstanding Loans (and participation interests in the Letters of Credit) of each of the current Lenders such that the Lenders (including any additional Lender, if applicable) shall hold their Percentage of the outstanding Loans (and participation interests).

          SECTION 2.2.   Reduction of the Commitments.

               SECTION 2.2.1.   Optional Reduction of Revolving Commitment Amounts.  The Borrowers may, from time to time on any Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the amount of the Revolving Commitment Amount to an amount not less than the outstanding amount of all Revolving Loans and all Letter of Credit Obligations; provided, however, that all such reductions shall require at least three Business Days’ prior notice to the Administrative Agent and the Letter of Credit Issuer and be permanent, and any partial reduction of the Revolving Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000.  Any reduction of the Revolving Commitment shall be applied to the Revolving Commitment of each Revolver Lender according to its Revolver Percentage.  All commitment fees accrued until the effective date of any reduction of the Revolving Commitments shall be paid on the effective date of such reduction

               SECTION 2.2.2.   Mandatory Reduction of the Revolving Commitments.  The Revolving Commitments shall be mandatorily and automatically reduced on the dates and in the amounts described in Section 3.1.  Any such reduction of the Revolving Commitment shall be applied to the Revolving Commitment of each Revolver Lender according to its Revolver Percentage.  All commitment fees accrued until the effective date of any reduction of the Revolving Commitments shall be paid on the effective date of such reduction.

          SECTION 2.3.   Borrowing Procedure.

               SECTION 2.3.1.   Procedure for Loans.  By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrowers may from time to time irrevocably request that a Borrowing be made (i) in the case of Base Rate Loans, on the same Business Day, in a minimum amount of $250,000 and an integral multiple of $100,000, or in the unused amount of the applicable Commitment, and (ii) in the case of LIBO Rate Loans, on not less than three nor more than five Business Days’ notice, in a minimum amount of $1,000,000 and an integral multiple of $100,000, or in the unused amount of the applicable Commitment; provided, however, that each Borrowing Request for a Delayed Draw Term Loan shall be for a Borrowing in a minimum amount of $5,000,000 and in an integral multiple of $500,000, or in the unused amount of the Delayed Draw Term Loan Commitment Amount; provided, further, that each Borrowing Request for a Delayed Draw Term Loan or for a Loan as a result of a Greenshoe Increase shall be made on not less than five Business Days’ notice to the Administrative Agent.  On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day specified in such Borrowing Request.  On or before 3:00 p.m. (New York time) on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender’s Revolver Percentage (if any) in the case of Revolving Loans or such Lender’s Term Percentage (if any) in the case of Term Loans of the requested Borrowing.  Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders.  To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrowers by wire transfer to the accounts the Borrowers shall have specified in their Borrowing Request.  No Lender’s obligation to make any Loan shall be affected by any other Lender’s failure to make any Loan.

               SECTION 2.3.2.   Procedures for Making of Letter of Credit Extensions.  (a) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to the Letter of Credit Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Confirmation, appropriately completed and signed by an Authorized Officer of any of the Borrowers.  Such Letter of Credit Confirmation must be received by the Letter of Credit Issuer and the Administrative Agent not later than 11:00 a.m.,

New York time, at least five Business Days (or such later date and time as the Letter of Credit Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Confirmation shall specify in form and detail satisfactory to the Letter of Credit Issuer: (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (ii) the amount thereof; (iii) the expiry date thereof; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by such beneficiary in case of any drawing thereunder; (vi) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (vii) such other matters as the Letter of Credit Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Confirmation shall specify in form and detail satisfactory to the Letter of Credit Issuer (i) the Letter of Credit to be amended; (ii) the proposed date of amendment thereof (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Letter of Credit Issuer may require.  Each Revolver Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a participation in each Letter of Credit and each Credit Extension relating to a Letter of Credit in an amount equal to the product of such Revolver Lender’s Revolver Percentage times the amount of such Letter of Credit.

          SECTION 2.4.   Continuation and Conversion Elections.  By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day, the Borrowers may from time to time irrevocably elect, on not less than three nor more than five Business Days’ notice, that all, or any portion of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans after any Default has occurred and is continuing, and (iii) each conversion of a Base Rate Loan into a LIBO Rate Loan must be in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000.

          SECTION 2.5.   Funding.

               SECTION 2.5.1.   Funding of Loans.  Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility.  In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office’s interbank eurodollar market.

               SECTION 2.5.2.   Drawings and Reimbursements; Funding of Participations.

          (a)          Upon any drawing under any Letter of Credit, the Letter of Credit Issuer shall notify the Borrowers and the Administrative Agent thereof.  Not later than 3:00 p.m., New York time, on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, a “Draw Date”), the Borrowers shall reimburse the Letter of Credit Issuer through the Administrative Agent in an amount equal to the amount of such drawing.  If the Borrowers fail to so reimburse the Letter of Credit Issuer by such time, the Administrative Agent shall promptly notify each Revolver Lender of the Draw Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and such Revolver Lender’s Revolver Percentage thereof.  In such event, the Borrowers shall be deemed to have requested a Borrowing of Base Rate Loans pursuant to the Revolving Commitments to be disbursed on the Draw Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.3.1 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 5.2.  Any notice given by the Letter of Credit Issuer or the Administrative Agent pursuant to this Section 2.5.2 (a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (b)          Each Revolver Lender (including the Revolver Lender acting as Letter of Credit Issuer) shall upon any notice pursuant to Section 2.5.2 deposit same day funds with the Administrative Agent for the account of the Letter of Credit Issuer in an amount equal to its Revolver Percentage of the Unreimbursed Amount not later than 1:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.5.2(c), each Revolver Lender that so makes funds available shall be deemed to have made a Base Rate Loan pursuant to its Revolving Commitment to the Borrowers in such amount.  Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Revolver Lenders.  To the extent funds are received by the Administrative Agent from the Revolver Lenders, the Administrative Agent shall remit the funds so received to the Letter of Credit Issuer.  No Revolver Lender’s obligation to fund any participation in a Letter of Credit shall be affected by any other Revolver Lender’s failure to fund its participation in any Letter of Credit.

               (c)          With respect to any Unreimbursed Amount that is not fully refinanced by Base Rate Loans because the conditions set forth in Section 5.2 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the Letter of Credit Issuer a Letter of Credit Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus 2% per annum.  In such event, each

Revolver Lender’s payment to the Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5.2(b) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a Revolving Loan from such Revolver Lender in satisfaction of its participation obligation under Section 2.1.4 payable on demand.

          (d)          Until each Revolver Lender funds its Revolving Loan pursuant to this Section 2.5.2 to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolver Lender’s Revolver Percentage of such amount shall be solely for the account of the Letter of Credit Issuer.

          (e)          Each Revolver Lender’s obligation to make Revolving Loans to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.5.2, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolver Lender may have against the Letter of Credit Issuer, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing.  Any such reimbursement shall not relieve or otherwise impair the joint and several obligation of the Borrowers to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein.

          (f)          If any Revolver Lender fails to make available to the Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Revolver Lender pursuant to the foregoing provisions of this Section 2.5.2 by the time specified in Section 2.5.2(b) whether or not the requirements of Section 5.2 shall have been satisfied, the Letter of Credit Issuer shall be entitled to recover from such Revolver Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Letter of Credit Issuer at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin for Base Rate Loans.  A certificate of the Letter of Credit Issuer submitted to any Revolver Lender (through the Administrative Agent) with respect to any amounts owing under this clause (f) shall be conclusive absent manifest error.

          (g)          At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Revolver Lender such Revolver Lender’s Revolving Loan in respect of such payment in accordance with Section 2.5.2, if the Administrative Agent receives for the account of the Letter of Credit Issuer any payment related to such Letter of Credit (whether directly from any of the Borrowers or otherwise, including proceeds of cash collateral posted to secure the Letters of Credit applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Revolver Lender its Revolver Percentage thereof in the same funds as those received by the Administrative Agent.

          (h)          If any payment received by the Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.5.2(a) is required to be returned, each Revolver Lender shall pay to the Administrative Agent for the account of the Letter of Credit Issuer its Revolver Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolver Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

               SECTION 2.5.3.   Obligations Absolute.  The obligation of the Borrowers to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit, and to repay each Letter of Credit Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Revolving Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

          (ii)         the existence of any claim, counterclaim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

          (iii)        any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

          (iv)         any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code of the United States of America, or under any other liquidation, conservatorship, bankruptcy, receivership, assignment for the benefit of creditors, rearrangement, moratorium, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally; or

          (v)          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower.

               SECTION 2.5.4.   Role of Letter of Credit Issuer.  Each Revolver Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  Neither the Administrative Agent nor the Letter of Credit Issuer nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer shall be liable to any Revolver Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolver Lenders or the Majority Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Confirmation.  The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  Neither the Administrative Agent, the Letter of Credit Issuer nor any of their respective Affiliates, nor any of the respective correspondents, participants or assignees of the Letter of Credit Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.5.3; provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer may be liable to a Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by the Letter of Credit Issuer’s willful misconduct or gross negligence or the Letter of Credit Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

               SECTION 2.5.5.   Cash Collateral.  Upon the request of the Administrative Agent or the Letter of Credit Issuer or the Majority Lenders if, as of the Letter of Credit Commitment Termination Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrowers shall immediately pledge and deposit with or deliver to the Collateral Agent, for the benefit of the Letter of Credit Issuer and the Revolver Lenders, as collateral for the aggregate undrawn face amount of all outstanding Letters of Credit, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the Letter of Credit Issuer (which documents are hereby consented to by the Lenders), in an amount equal to such aggregate undrawn amount.  The Borrowers hereby grant the Collateral Agent, for the benefit of the Letter of Credit Issuer and the Lenders, a Lien on all such cash and deposit account balances.  Cash collateral shall be maintained in blocked, deposit accounts at the Collateral Agent or other institutions satisfactory to it.

               SECTION 2.5.6.   Applicability of ISP98 and UCP.  Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrowers when a Letter of Credit is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each Letter of Credit.

               SECTION 2.5.7.   Conflict with Letter of Credit Confirmation.  In the event of any conflict between the terms hereof and the terms of any Letter of Credit Confirmation, the terms hereof shall control.

          SECTION 2.6.   Notes.  If requested by the relevant Revolver Lender, each Revolver Lender’s Revolving Loans under the Revolving Commitment shall be evidenced by Revolving Notes executed by each Borrower, each such Note being payable to the order of such Revolver Lender in a maximum principal amount equal to such Revolver Lender’s Revolver Percentage of the original applicable Revolving Commitment Amount.  If requested by the relevant Term Lender, each Term Lender’s Term Loans under the Term Commitment shall be evidenced by Term Notes executed by each Borrower, each such Term Note being payable to the order of such Term Lender in a maximum principal amount equal to such Term Lender’s Term Percentage of the original applicable Term Loan Amount.  Whether or not a Loan is evidenced by a Note, the Borrowers hereby irrevocably designate the Administrative Agent to serve as their agent, solely for the purposes of this section, to maintain a register (the “Register”) on which the Administrative Agent will record the name and address of each Lender, and the Commitments and Loans and each repayment in respect of the principal amount of the Loans of each Lender from time to time.  No payment with respect to the outstanding principal and interest applicable for each of the Loans shall be made to any Person other than the Person identified in such Register as the Lender with respect to such Loan.  Failure to make any such recordation or any errors in such recordation shall not limit or otherwise affect the Borrowers’ obligations in respect of such Loans or otherwise limit or affect any Obligations of any of the Borrowers.  The entries in the Register shall be conclusive and binding on the Borrowers absent manifest error.  The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Notes (or on any continuation of such grid) or on such Lender’s records, which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby.  Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any of the Borrowers.

ARTICLE III

REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

          SECTION 3.1.   Repayments and Prepayments.  The Borrowers shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor.  Prior thereto, the Borrowers

(a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

(i) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

(ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

              (iii)        all such voluntary prepayments shall require at least one Business Day notice in the case of Base Rate Loans and three Business Days notice in the case of LIBO Rate Loans but in either case no more than five Business Days’ prior written notice to the Administrative Agent; and

(iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $300,000 and an integral multiple of $100,000;

          (b)          shall, on each date when any reduction in the Revolving Commitment Amount shall become effective, including pursuant to Section 2.2, first make a mandatory prepayment of all Revolving Loans and any Unreimbursed Amounts and then cash collateralize any other Letter of Credit Obligations in an aggregate amount equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans and Letter of Credit Obligations over the Revolving Commitment Amount as so reduced; and

          (c)          shall, on each Quarterly Payment Date, beginning with September 30, 2007 and ending on March 31, 2012, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in an amount equal to one fourth of one percent per annum of the principal amount of the Initial Draw Term Loan, and  shall, on the Stated Maturity Date, make a scheduled repayment of the aggregate amount of all Term Loans then outstanding;

provided, however, that the amount of each scheduled repayments to be made, commencing with the first payment scheduled after the date of each Borrowing constituting a Delayed Draw Term Loan, shall be adjusted on a pro rata basis by the amount of such Delayed Draw Term Loan;

          (d)          shall, concurrently with the receipt of proceeds from any Disposition but excluding, as long as no Event of Default shall have occurred and be continuing, Net Proceeds from any Disposition or series of Dispositions the proceeds of which are used within 90 days of the earlier of the receipt of the relevant Net Proceeds or the consummation of each such Disposition to replace the assets or property that were the subject of the Disposition, using the Credit Facility Pro Rata Share of any such Net Proceeds, first make a mandatory prepayment of the Term Loans until the Term Loans are paid in full, and then permanently reduce the Revolving Commitment by the amount of any excess of such Credit Facility Pro Rata Share of such Net Proceeds not needed to prepay the Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding and then cash collateralize the Letters of Credit then outstanding; provided that notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing at a time when a payment is due under this Section 3.1(d), then the Revolving Commitment shall be deemed automatically reduced by an amount equal to the product of the amount of prepayment required under this clause (d) times a fraction in the numerator of which is the then Revolving Commitment and the denominator of which is aggregate Credit Exposure of all of the Lenders and the Borrowers shall prior to making the prepayment described in the foregoing provisions of this clause (d), pay the amount, if any, required to be paid pursuant to clause (b) of this Section 3.1 as a result of such reduction; and provided further that no such prepayment shall be required pursuant to this clause (d) unless the aggregate amount of such Net Proceeds received by the Borrowers and their Subsidiaries with respect to all Dispositions occurring since the Closing Date and not previously applied to prepayment of the Loans and Unreimbursed Amounts and cash collateralization of the Letters of Credit is at least $1,000,000;

          (e)          shall, upon receipt of insurance proceeds received in connection with a Loss Event and all other insurance proceeds that are not applied or permitted to be applied to pay the cost of restoration or repair in accordance with Section 3(h) of the Cash Collateral Control Agreement, using the Credit Facility Pro Rata Share of any such proceeds, first make mandatory prepayment of the Term Loans until the Term Loans are paid in full and then permanently reduce the Revolving Commitment by the amount of any excess of such Credit Facility Pro Rata share of such proceeds not needed to prepay such Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding and then cash collateralize the Letters of Credit then outstanding;

          (f)          shall, upon receipt of proceeds received in connection with the incurrence of any Indebtedness (i) not otherwise permitted in accordance with Section 7.2.2 or (ii)incurred pursuant to the Senior Notes in excess of $100,000,000 in an aggregate principal amount outstanding at any one time, in each case, using the Credit Facility Pro Rata Share of any such Net Proceeds, first make mandatory prepayment of the Term Loans in an aggregate amount equal to the Credit Facility Pro Rata Share of 100% of all such proceeds until the Term Loans are paid in full and then permanently reduce the Revolving Commitment by the amount of any excess of such Credit Facility Pro Rata share of such proceeds not needed to prepay such Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding, and then cash collateralize the Letters of Credit then outstanding;

          (g)          shall, within 90 days after the end of each Fiscal Year of the MLP, beginning with the Fiscal Year ending on December 31, 2007, for which the Total Debt Leverage Ratio calculated for such Fiscal Year is greater than 3.00:1.00, prepay the Term Loans in an aggregate amount equal to 50% of the Excess Cash Flow calculated for such Fiscal Year;

          (h)          shall, concurrently with the receipt of any Net Equity Proceeds after the Closing Date, first, make a mandatory prepayment of the Term Loans until the Term Loans are paid in full, and then permanently reduce the Revolving Commitment by the amount of any excess not needed to prepay the Term Loans in full and use such excess to first prepay the Revolving Loans then outstanding and then cash collateralize the Letters of Credit then outstanding, in each case in an amount equal to the Credit Facility Pro Rata Share of 50% of all such Net Equity Proceeds;

          (i)          shall, on the first Quarterly Payment Date occurring after the termination or expiration of all Capitalization LOCs and the satisfaction in full of all reimbursement obligations relating thereto, make a mandatory prepayment of the Term Loans in an amount equal to 100% of all funds (other than any earned by undistributed interest on such funds), if any, then on deposit in the Capitalization Escrow Account;

          (j)          shall, on the first Quarterly Payment Date occurring after the satisfaction in full of all payment obligations of the Borrowers and their Restricted Subsidiaries (other than pursuant to any indemnification provisions) for the purchase of all three New ATBs (or four New ATBs if Section 7.1.14 has been complied with such that the option for the construction of a fourth barge has not been cancelled and the option for the construction of a fourth tug, which together with the fourth barge would comprise a fourth New ATB, has been exercised) incurred pursuant to the New ATB Construction Contracts, make a mandatory prepayment of the Term Loans in an amount equal to 100% of the amount then on deposit in the New ATB Escrow Account (less any earned but undistributed interest on such funds);

          (k)          shall, on the first Quarterly Payment Date occurring after (i) the early termination or cancellation of any New ATB Construction Contract for any reason (other than with respect to the cancellation of an option for the construction of one barge as required by Section 7.1.14) or performance default by the relevant ATB Contractor or (ii) the latter expiration date of the options for the construction of either one or both of the first two pusher tugs that expire in August 2006 and May 2007, respectively, (or such later date as may be agreed to by the relevant ATB Contractor), in addition to the two tugs already contracted for as of the Closing Date, pursuant to the Option Letter if such options are not exercised by the Borrowers and their Restricted Subsidiaries with respect to both tugs identified therein as “Hull Nos. 933 and 934”, make a mandatory prepayment of the Term Loans in an amount equal to 100% of the Individual New ATB Escrow Amount applicable for such New ATB Construction Contract or the Option Letter (provided that if neither option with respect to “Hull Nos. 933 and 934” (as identified in the Option Letter) is exercised, such applicable mandatory prepayment amount shall be equal to $26,000,000); and

          (l)          shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, all Unreimbursed Amounts and cash collateralize all Letters of Credit, unless, pursuant to Section 8.3, only a portion of all Loans and Letter of Credit Obligations is so accelerated, in which case only the amount accelerated shall be so prepaid or cash collateralized, as the case may be.

Each voluntary prepayment of Term Loans made pursuant to clause (a) and each mandatory prepayment of Term Loans made pursuant to this Section 3.1 shall be applied, (i) to the extent of such prepayment, pro rata to and in accordance with the remaining scheduled repayments of Term Loans set forth in clause (c), and (ii) first to Base Rate Loans and second to LIBO Rate Loans.  The Borrowers shall deliver a Prepayment Notice to the Administrative Agent on or before 10:00 a.m., New York time, on a Business Day not less than two (2) Business Days prior to the Business Day any prepayment is to be made.  Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.  No voluntary prepayment of principal of any Revolving Loans shall cause a reduction in the Revolving Commitment Amount.

          SECTION 3.2.   Interest Provisions.  Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

               SECTION 3.2.1.   Rates.  Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrowers may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

(a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

          (b)          on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

          The “LIBO Rate (Reserve Adjusted)” means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

LIBO Rate (Reserve Adjusted)		LIBO Rate
=
1.00 - LIBOR Reserve Percentage

          The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from CIBC, two Business Days before the first day of such Interest Period.

          “LIBO Rate” means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to (a) the rate per annum appearing on Telerate Page 3750 (or any successor page)

as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of the relevant Interest Period for a term comparable to such Interest Period; (b) if for any reason such foregoing rate is not available, the rate per annum appearing on Reuters Screen LIBO page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a term comparable to such Interest Period; provided that if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates; and (c) if neither the Telerate Page 3750 nor the Reuters Screen LIBO page rate is available, the interest rate per annum equal to the rate per annum at which deposits in Dollars are offered by the principal office of the Administrative Agent in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount of the Loan of the Administrative Agent comprising part of such Loan and for a period equal to such Interest Period.

          “LIBOR Reserve Percentage” means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including “Eurocurrency Liabilities”, as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

          All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

               SECTION 3.2.2.   Default Rates of Interest.  Upon the occurrence and continuance of any Event of Default, the Borrowers shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on the Loans and all Unreimbursed Amounts and on any other monetary Obligations of the Borrowers at a rate per annum equal to the Alternate Base Rate plus a margin of 2% over the Applicable Margin for Base Rate Loans; provided that in the case of any LIBO Rate Loan outstanding upon the occurrence and during the continuance of an Event of Default, such LIBO Rate Loan shall bear interest at a rate equal to the LIBO Rate then in effect plus the Applicable Margin plus 2% per annum until the last day of the then current Interest Period.

               SECTION 3.2.3.   Payment Dates.  Interest accrued on each Loan shall be payable, without duplication:

(a) on the Stated Maturity Date therefor;

(b) with respect to LIBO Rate Loans on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

(c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date hereof;

          (d)          with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 3 months, on the three month anniversary of the commencement of such Interest Period);

(e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

(f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

          SECTION 3.3.   Fees.  The Borrowers hereby agree to pay the fees set forth in this Section 3.3.  All such fees shall be non-refundable.

               SECTION 3.3.1.   Revolving Commitment Fee.  The Borrowers hereby agree to pay to the Administrative Agent for the account of each Revolver Lender, for the period (including any portion thereof when any of its Revolving Commitments are suspended by reason of such Borrowers’ inability to satisfy any condition of Article V) commencing on the date hereof and continuing through the final Commitment Termination Date, a commitment fee at the Commitment Fee Rate on such Revolver Lender’s Revolver Percentage of the sum of the average daily unused portion of the Revolving Commitment Amount.  Such commitment fees shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing with the first such day following the date hereof, and on each Commitment Termination Date.

               SECTION 3.3.2.   Letter of Credit Standby Fee Payable to Revolver Lenders.  The Borrowers agree to pay a fee to the Administrative Agent for the account of the Revolver Lenders (including the Letter of Credit Issuer), to be distributed ratably (in accordance with their respective Percentages), for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (and including) the date upon which such Letter of Credit expires or terminates in accordance with its terms, at a per annum rate equal to the Letter of Credit Fee Rate times the average daily undrawn face amount of such Letter of Credit.  Such fee shall be payable on each Quarterly Payment Date, with the first such payment to be made on the first Quarterly Payment Date following the issuance of such Letter of Credit and on the Letter of Credit Commitment Termination Date.

               SECTION 3.3.3.   Letter of Credit Fronting Fee Payable to the Letter of Credit Issuer.  The Borrowers hereby agree to pay to the Letter of Credit Issuer for its own account a fronting fee for each Letter of Credit at a per annum rate equal to one-fourth of one percent (1/4 of 1%) of the average daily undrawn face amount of such Letter of Credit.  Such fee shall be payable on each Quarterly Payment Date, with the first such payment to be made on the first

Quarterly Payment Date following the issuance of such Letter of Credit, and on the Letter of Credit Commitment Termination Date.  In addition, the Borrowers shall pay directly to the Letter of Credit Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Letter of Credit Issuer relating to letters of credit as from time to time in effect.  Such fees and charges are due and payable on demand and are nonrefundable.

               SECTION 3.3.4.   Arrangers’ and Administrative Agent’s Fee.  To the Administrative Agent and the Arrangers for their own account, the fees in the amounts and on the dates specified in the letter agreement dated July 17, 2006, among the Arrangers, Administrative Agent, Syndication Agent and MLP, as amended, supplemented, restated or otherwise modified from time to time (the “Administrative Agent’s Fee Letter and Arrangers’ Fee Letter”).

               SECTION 3.3.5.   Collateral Agent’s Fee.  To the Collateral Agent for its own account, the fees in the amounts and on the dates specified in the letter agreement of even date herewith, among the Borrowers and the Collateral Agent, as amended, supplemented, restated or otherwise modified from time to time (the “Collateral Agent’s Fee Letter”).

               SECTION 3.3.6.   Delayed Draw Term Loan Commitment Fee.  The Borrowers hereby agree to pay to the Administrative Agent for the account of each Term Loan Lender, for the period (including any portion thereof when any of its Term Loan Commitments are suspended by reason of such Borrowers’ inability to satisfy any condition of Article V) commencing on the date hereof and continuing through the final Delayed Draw Commitment Termination Date, a commitment fee at the Commitment Fee Rate on such Term Loan Lender’s Term Loan Percentage of the sum of the average daily unused portion of the Delayed Draw Term Loan Commitment Amount.  Such commitment fees shall be payable by the Borrowers in arrears on each Quarterly Payment Date, commencing with the first such day following the date hereof, and on the Delayed Draw Term Loan Commitment Termination Date.

ARTICLE IV

CERTAIN LIBO RATE AND OTHER PROVISIONS

          SECTION 4.1.   Fixed Rate Lending Unlawful.  If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Lenders, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

          SECTION 4.2.   Deposits Unavailable.  If the Administrative Agent shall have determined that by reason of circumstances affecting the relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

          SECTION 4.3.   Increased LIBO Rate Loan Costs, etc.  Each of the Borrowers agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans.  Such Lender shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount.  Such additional amounts shall be payable by the Borrowers directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

          SECTION 4.4.   Funding Losses.  In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a)          any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or as a result of the payment on the Closing Date of outstanding Loans under the Existing Credit Facility or otherwise;

(b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor;

(c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor; or

(d) as a result of a reallocation of the Percentages as a result of a change of a Lender’s Commitment as a result of a Delayed Draw Term Loan, a Greenshoe Increase or otherwise,

then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within five days of their receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense.  Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

          SECTION 4.5.   Increased Capital Costs.  If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or Letter of Credit Issuer or any Person controlling such Lender or Letter of Credit Issuer, and such Lender or Letter of Credit Issuer determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of its Commitments, its issuance or maintenance of a Letter of Credit or its participation in a Letter of Credit, or the Loans made by such Lender or Letter of Credit Issuer is reduced to a level below that which such Lender or Letter of Credit Issuer or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender or Letter of Credit Issuer to the Borrowers, the Borrowers shall immediately pay directly to such Lender or Letter of Credit Issuer additional amounts sufficient to compensate such Lender, such Letter of Credit Issuer or such controlling Person for such reduction in rate of return.  A statement of such Lender or Letter of Credit Issuer as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.  In determining such amount, such Lender or Letter of Credit Issuer may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

          SECTION 4.6.   Taxes.  (a) All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority (except as permitted by clause (d) of this Section 4.6), but excluding franchise taxes and taxes imposed on or measured by any Lender’s net income or receipts (such non-excluded items being called “Taxes”).  In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers will

(i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

              (iii)        pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrowers will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any

Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

          (b)          If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.  For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers.

          (c)          Each Lender that is organized under the laws of a jurisdiction other than the United States (a “Non-U.S. Lender”) shall so notify the Borrowers and shall also promptly notify the Borrowers of any change in its LIBO Office and shall in each case, prior to the due date of any payments hereunder, execute and deliver to each of the Borrowers and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as such Borrowers or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms W-8ECI and W-8BEN (or any successor form or documents), appropriately completed, as may be applicable, establishing that a payment to such Lender is fully exempt from withholding or deduction of Taxes, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit P and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-US Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the Notes.

          (d)          The Borrowers shall not be required to pay any additional amounts to any Lender in respect of the United States withholding tax pursuant to this Section 4.6 if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of clause (c) above for any reason, other than a change in treaty, law or regulation after the date hereof (or, in the case of an Assignee Lender, after the date of assignment or transfer) which prevents such Lender from qualifying for a total exemption from United States withholding; provided, that if a Lender (i) is unable to provide the Borrowers a form otherwise required to be delivered pursuant to clause (c) above or (ii) makes any payment or becomes liable to make any payment on account of any Taxes with respect to payments by the Borrowers hereunder, the Borrowers may, at their option, as long as no Event of Default exists, either (A) replace such Lender with another financial institution reasonably acceptable to the Administrative Agent and, if applicable, the Letter of Credit Issuer, to be sought, nominated and designated by the Borrowers pursuant to a Lender Assignment Agreement entered into by such financial institution and the relevant affected Lender in accordance with Section 10.11.1 or (B) continue to make payments to such Lender under the terms of this Agreement and the applicable Note, which payments shall be made in accordance with clause (a) above. If the Borrowers exercise their option under subparagraph (B) of this clause (d) the relevant Lender agrees to comply with clause (e) of this Section.

          (e)          Any Lender claiming any additional amounts payable pursuant to this Section 4.6 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to file any certificate or document requested by the Borrowers or to change the jurisdiction of its LIBO Office or Domestic Office, as applicable, if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and so long as such efforts or changes would not, in the sole discretion of such Lender, be otherwise disadvantageous to such Lender.

          SECTION 4.7.   Payments, Computations, etc.  Unless otherwise expressly provided, all payments by the Borrowers pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment.  All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers.  Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day.  The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender.  All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days).  Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term “Interest Period” with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.8.   Sharing of Payments.  If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender’s ratable share (according to the proportion of

(a) the amount of such selling Lender’s required repayment to the purchasing Lender to

(b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  Each of the Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrowers in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

          SECTION 4.9.   Setoff.  Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Loan Party or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8.  Each Lender agrees promptly to notify each of the Borrowers and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

          SECTION 4.10.   Use of Proceeds.  The Borrowers shall apply the proceeds of each Borrowing (i) which is a Revolving Loan or a Letter of Credit for general corporate purposes, including working capital, permitted acquisitions, permitted Capital Expenditures, including the payment of construction costs for the ATB and New ATBs pursuant to the New ATB Construction Contracts, funding of the Escrow Accounts on the Closing Date, permitted Investments (including contributions to Product Carriers to fund contributions to the Joint Venture in an aggregate amount not to exceed $65,000,000) and provided no Default or Event of Default has occurred and is continuing, or would result therefrom, to make minimum quarterly Distributions on the common units in MLP, (ii) which is an Initial Draw Term Loan for the refinancing of Existing Indebtedness, funding of the Escrow Accounts on the Closing Date, Capital Expenditures permitted pursuant to Section 7.2.7, and for general corporate purposes including permitted Investments (including contributions to Product Carriers to fund contributions to the Joint Venture in an aggregate amount not to exceed $65,000,000) or (iii) which is a Delayed Draw Term Loan for Capital Expenditures permitted pursuant to Section 7.2.7 and general corporate purposes.  Without limiting the foregoing, no proceeds of any Credit Extension will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any “margin stock”, as defined in F.R.S. Board Regulation U.

ARTICLE V

CONDITIONS TO BORROWING

          SECTION 5.1.   Initial Borrowing.  The obligations of the Lenders to fund the initial Borrowing and make the Initial Draw Term Loans shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

               SECTION 5.1.1.   Resolutions, etc.  The Administrative Agent shall have received from each of the Borrowers a certificate, dated the date of the initial Borrowing, of their respective Secretary or Assistant Secretary, or of the respective Secretary or Assistant Secretary of their general partner if such Loan Party is a limited partnership, as to

          (a)          resolutions of their respective board of directors, board of managers, general partner, managing member (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Transaction Document to be executed by such Loan Party;

(b) the incumbency and signatures of those of their respective officers authorized to act with respect to each Transaction Document executed by it; and

          (c)          evidence that each such Borrower and such Loan Party is (i) duly organized or formed, and (ii) validly existing, in good standing and qualified to transact business under the laws of the jurisdiction of its respective organization and under the laws of each jurisdiction where the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of each Loan Party (or of the Secretary of the Loan Party’s general partner if such Loan Party is a limited partnership) canceling or amending such prior certificate.

               SECTION 5.1.2.   Delivery of Notes.  To the extent required by a Lender, the Administrative Agent shall have received, for the account of such Lender, a Note payable to the order of such Lender duly executed and delivered by the Borrowers.

               SECTION 5.1.3.   [Intentionally Omitted].

               SECTION 5.1.4.   Support Agreement.  The Administrative Agent shall have received a written confirmation from Hess of the continued effectiveness of the Support Agreement duly executed by Hess and acknowledged by the Borrowers together with a consent and agreement in substantially the form of Exhibit K-1, hereto duly executed and delivered by Hess and the Borrowers.

               SECTION 5.1.5.   Pledge Agreements.  The Administrative Agent shall have received executed counterparts of (a) the Pledge Agreement, dated as of the date hereof, duly executed by JV Manager and PC Holding, and (b) the Amendment to Pledge Agreement, dated as of the date hereof, duly executed by MLP, Operating LLC, Charter LLC, USCS Chartering and Chemical Pioneer, in each case, together with the certificates, evidencing all of the issued and outstanding stock and membership interests pledged in accordance with the terms of the Pledge Agreements, which certificates shall in each case be accompanied by undated transfer powers duly executed in blank, or, if any securities pledged pursuant to a Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Section 9-106 of the Uniform Commercial Code, as in effect in the State of New York.

               SECTION 5.1.6.   Cash Collateral Control Agreement; Security Agreements.  The Administrative Agent shall have received executed counterparts of the Cash Collateral Control Agreement and, in the case of New Borrowers other than ATB1 LLC, ATB2 LLC, Sea Venture LLC and Houston LLC, Security Agreements, and in the case of ATB1 LLC, ATB 2 LLC, Sea Venture LLC, Houston LLC and each Existing Borrower, Amendments to Security Agreements, each dated as of the date hereof and duly executed by each relevant Borrower, together with

          (a)          acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1 in the case of New Borrowers other than ATB1 LLC, ATB2 LLC, Sea Venture LLC and Houston LLC), dated a date reasonably near to the date of the initial Borrowing, or such other evidence of filing as may be acceptable to the Administrative Agent, naming the Borrowers as the debtors and the Collateral Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Collateral Agent pursuant to the Security Agreements;

          (b)          executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreements previously granted by any Person; and

          (c)          certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrowers (under their respective present name and any previous names) as the debtors and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above in the case of the Borrowers, together with copies of such financing statements (none of which (other than those described in clause (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in clause (a)) shall cover any collateral described in the Security Agreements) unless a termination statement relating thereto or other release of Lien acceptable to the Administrative Agent shall have been executed and delivered to the Administrative Agent.

               SECTION 5.1.7.   Mortgages.  The Administrative Agent shall have received counterparts of the First Amendment to Mortgage from each Original Owner, Chemical Pioneer,

Charleston, Sea Venture LLC and Houston LLC, dated as of the date hereof, duly executed by the relevant Borrower, covering each Vessel described in Schedule II, together with

          (a)          evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the First Amendments to Mortgage, as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create and maintain a valid, perfected first priority Lien against the Vessels;

          (b)          the Administrative Agent shall have received the report of the Borrowers’ marine insurance broker required pursuant to Article 1, Section 11 of the Mortgages, together with such evidence of insurance as is required by Article 1, Section 11 of the Mortgages and such other evidence of the maintenance of the insurance required by Article 1, Section 11 of the Mortgages as the Administrative Agent shall reasonably request; and

(c) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

               SECTION 5.1.8.   Guaranties.  The Administrative Agent shall have received duly executed counterparts of the Amendment to Guaranty from each of USCS Chemical Pioneer Inc. and USCS Chemical Chartering LLC, dated as of the date hereof, substantially in the form of Exhibit J hereto.

               SECTION 5.1.9.   Opinions of Counsel.  The Administrative Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Administrative Agent, the Collateral Agent and all Lenders, from Fulbright & Jaworski, LLP, counsel to the Borrowers, substantially in the form of Exhibit F-1 hereto and Hill, Betts & Nash LLP, special counsel to the Borrowers, substantially in the form of Exhibit F-2.

               SECTION 5.1.10.   Closing Fees, Expenses, etc.  The Arrangers and the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3, if then invoiced.

               SECTION 5.1.11.   Senior Notes Offering and Intercreditor Agreement.  The Senior Notes Offering as described in the Notes Offering Memorandum shall be consummated substantially as described in such Notes Offering Memorandum and MLP and Finance Corp. shall have received, or shall receive contemporaneously, at least $100,000,000 in gross proceeds therefrom.  The Administrative Agent shall have received duly executed counterparts of the Intercreditor Agreement, dated as of the date hereof, substantially in the form of Exhibit S hereto.

               SECTION 5.1.12.   Financial Condition.  Immediately following the funding of the Term Loans on the Closing Date,

(i) the Borrowers shall have for the twelve-month period ending June 30, 2006, Consolidated Pro Forma EBITDA of at least $52,500,000;

              (ii)         the Total Debt Leverage Ratio of the Borrowers on a pro forma basis after giving effect to the Credit Extensions, the Senior Notes Offering, the Equity Offering, the Joint Venture Transaction (but, to clarify, Indebtedness of the Joint Venture and Product Carriers shall not be considered for purposes of this calculation) and the use of the proceeds thereof shall not exceed 3.25:1.00; and

(iii) no event or occurrence which could reasonably be anticipated to have a Material Adverse Effect shall have occurred and be continuing.

               SECTION 5.1.13.   Solvency Certificate.  The Borrowers shall have delivered to the Administrative Agent a solvency certificate duly executed by an Authorized Officer of each Borrower in substantially the form of Exhibit M hereto.

               SECTION 5.1.14.   Ratings.  The Administrative Agent shall have received a ratings letter from each of S&P and Moody’s ascribing a rating to the Notes, and such rating shall not have been withdrawn.

               SECTION 5.1.15.   Equity Offering.  The Equity Offering shall be consummated in accordance with the purchase agreement executed between the MLP and one or more third-party investors and on terms and subject to conditions reasonably satisfactory to the Administrative Agent, and the MLP shall have received, or shall receive contemporaneously, at least $75,000,000 in gross proceeds therefrom, including the principal amount of the promissory note of the General Partner representing its required capital contribution to the MLP pursuant to the MLP Agreement.

               SECTION 5.1.16.   Financial Statements.  The Administrative Agent shall have received unaudited financial statements for the Borrowers prepared in accordance with GAAP for the most recent interim monthly periods for which such statements are available.

               SECTION 5.1.17.   Officer’s Certificate.  The Administrative Agent shall have received a certificate duly executed by an Authorized Officer of each Borrower, dated as of the Closing Date, (a) certifying that the conditions precedent to be performed by such Borrower described in 5.1.12 and 5.1.19 have been satisfied in accordance with this Agreement, and (b) showing in reasonable detail the computations made with respect to Section 5.1.12.

               SECTION 5.1.18.   Organic Documents.  The Administrative Agent shall have received a duly executed copy of the Organic Documents for each New Borrower, Product Carriers and the Joint Venture, and all amendments, supplements, or other modifications thereto, as in effect as of the Closing Date.

               SECTION 5.1.19.   Consummation of Joint Venture Transaction.  The Joint Venture Transaction shall have been consummated, and the Joint Venture shall have received (a) a commitment by Product Carriers to contribute equity capital in an amount equal to $70,000,000; (b) a commitment by outside investors not otherwise Affiliates of the MLP to contribute equity capital in an amount equal to at least $105,000,000, and (c) closing of a committed $325,000,000 revolving note credit facility which is Non-Recourse Debt, all on terms and subject to conditions reasonably satisfactory to the Administrative Agent.

               SECTION 5.1.20.   Agreement of General Partner.  The General Partner shall have executed and delivered to the Administrative Agent, the Collateral Agent and the Lenders a letter dated the Closing Date substantially in the form of Exhibit R hereto.

               SECTION 5.1.21.   Management Agreement.  The Administrative Agent shall have received a duly executed copy of the Management Agreement, and all amendments, supplements, or other modifications thereto, and a consent and agreement to the collateral assignment of the Management Agreement in favor of the Collateral Agent for the benefit of the Secured Parties, on terms and conditions reasonably satisfactory to the Administrative Agent and Collateral Agent and substantially in the form of Exhibit K-3 attached hereto, duly executed and delivered by the Joint Venture.

               SECTION 5.1.22.   Independent Appraiser’s Report.  The Administrative Agent and the Lenders shall have received a report from the Independent Appraiser, dated June 19, 2006, providing an appraisal of each Vessel owned and operated by the Borrowers as of the Closing Date.

               SECTION 5.1.23.   Escrow Accounts.  The Administrative Agent shall have received evidence reasonably satisfactory to it (i) that each of the Escrow Accounts have been established with the Escrow Agent, (ii) that an amount equal to $65,000,000, less the amount of any capital contributions made to the Joint Venture on the Closing Date, shall have been, or contemporaneously with the receipt of the proceeds from the Equity Offering will be, deposited into the Capitalization Escrow Account, and (iii) that an amount equal to $182,636,000 shall have been, or contemporaneously with the initial Credit Extension under this Agreement, the Equity Offering and the Senior Notes Offering will be, deposited into the New ATB Escrow Account.

               SECTION 5.1.24.   Material Contracts.  As of the Closing Date, no event of default under or material breach by any Person of any of its obligations under any Material Charter, the Support Agreement, any New ATB Construction Contract, the Management Agreement or the NASSCO Contract (the “Material Contracts”) shall have occurred and be continuing, and all Material Contracts shall be in full force and effect.  The Administrative Agent shall have received a copy of each Material Contract, including all amendments, supplements and modifications thereto, as in effect on the Closing Date.  All guarantees and other performance security posted or otherwise provided by or on behalf of each ATB Contractor shall be in full force and effect and subject to a valid consent to the collateral assignment of such performance security to the benefit of the Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent.  The Administrative Agent shall have received a copy of the Option Cancellation Option Letter, duly executed by each of ATB1 LLC and Bay Shipbuilding Co., containing terms reasonably acceptable to the Administrative Agent including, without limitation, an option premium payment amount not to exceed $400,000 in the aggregate and an aggregate amount to be payable or forfeited to Bay Shipbuilding Co. upon the exercise of such cancellation option not to exceed $5,800,000 per barge.

               SECTION 5.1.25.   Additional Documentation.  The Administrative Agent shall have received, in form and substance satisfactory to it, such additional assurances, certificates (including, without limitation, insurance certificates with respect to general liability insurance maintained by the Borrowers), documents or consents related to the foregoing (including, without limitation, duly executed assignments of insurance with respect to all insurance required by Article 1, Section 11 of the Mortgages) as the Administrative Agent or the Majority Lenders shall reasonably request.

          SECTION 5.2.   All Credit Extensions.  The obligation of each Lender (including the Letter of Credit Issuer) to make any Credit Extension (including the initial Credit Extensions) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

               SECTION 5.2.1.   Compliance with Warranties, No Default, etc.  Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

          (a)          the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7) and in each Transaction Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) except as disclosed by the Borrowers to the Administrative Agent and the Lenders pursuant to Section 6.7

              (i)          no labor controversy, litigation, arbitration or governmental investigation (to the knowledge of any Loan Party) or proceeding shall be pending or, (to the knowledge of any Loan Party) threatened, against a Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document; and

              (ii)         no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which could reasonably be expected to have a Material Adverse Effect; and

          (c)          no Default shall have then occurred and be continuing, and none of the Borrowers, nor any other Loan Party nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

               SECTION 5.2.2.   Borrowing Request; Letter of Credit Confirmation and Documentation.  In the case of a Borrowing, the Administrative Agent shall have received a Borrowing Request for such Borrowing in compliance with Section 2.3.1.  In the case of a Credit Extension relating to Letters of Credit, the Administrative Agent and the Letter of Credit Issuer shall have received the Letter of Credit Confirmation and other documents and information required to be delivered pursuant to and in compliance with Section 2.3.2.  Each of the delivery of a Borrowing Request or a Letter of Credit Confirmation, as applicable, and the acceptance by the Borrowers of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

               SECTION 5.2.3.   Satisfactory Legal Form.  All documents executed or submitted pursuant hereto by or on behalf of each of the Borrowers or any of their respective Subsidiaries or any other Material Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders, the Letter of Credit Issuer and the Administrative Agent to enter into this Agreement and to make Credit Extensions hereunder, each of the Borrowers represents and warrants unto the Administrative Agent, the Letter of Credit Issuer and each Lender as set forth in this Article VI.

          SECTION 6.1.   Organization, etc.  Each of the Loan Parties and each of their respective Restricted Subsidiaries is a partnership, limited liability company or corporation, as the case may be, validly organized and existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the nature of their respective business require such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect and have full limited liability company, partnership or corporate, as the case may be, power and authority and hold all requisite governmental licenses, permits and other approvals (a) to enter into and perform their Obligations under this Agreement, the Notes and each other Transaction Document to which they are a party and (b) to own and hold under lease their respective property and to conduct their respective business substantially as currently conducted by each of them, except in the case of clause (b), where the failure to have licenses, permits and other approvals could not reasonably be expected to have a Material Adverse Effect.  As of the Closing Date, the General Partner is the sole general partner of, and owns a 2.0% general partner interest in, the MLP.

          SECTION 6.2.   Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by each of the Borrowers of this Agreement, the Notes and each other Transaction Document executed or to be executed by it, and the execution, delivery and performance by each other Loan Party of this Agreement and each other Transaction Document executed or to be executed by each of them are within each Borrower’s and each such Loan Party’s limited liability company, partnership or corporate, as applicable, powers, have been duly authorized by all necessary company action, and do not

(a) contravene any Borrower’s or any such Loan Party’s Organic Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any such Borrower or any such Loan Party; or

          (c)          result in, or require the creation or imposition of, any Lien on any of such Borrower’s or any other Loan Party’s properties (except those specifically created pursuant to the Transaction Documents).

          SECTION 6.3.   Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required to be made by any of the Borrowers or any other Loan Party for the due execution, delivery or performance by any Borrower or any other Loan Party of this Agreement, the Notes or any other Transaction Document to which it is a party, except (a) solely with respect to the representation under the Closing Date those filings set forth on Item 6.3 of the Disclosure Schedule which shall be made on the Closing Date and (b) those authorizations, approvals, other actions, notices or filings the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.  None of the Borrowers nor any of their respective Subsidiaries are an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 6.4.   Validity, etc.  This Agreement constitutes, and the Notes and each other Transaction Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms, and each Transaction Document executed pursuant hereto by each other Loan Party will, on the due execution and delivery thereof by such Loan Party, constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 6.5.   Financial Information.

          (a)          The pro forma consolidated balance sheet of MLP and its consolidated Restricted Subsidiaries as of June 30, 2006, certified by an Authorized Officer of the General Partner (the “Pro Forma Balance Sheet”) having responsibility over financial matters, a copy of which has been provided to the Administrative Agent and each Lender, is the unaudited consolidated balance sheet of MLP and its consolidated Restricted Subsidiaries adjusted to give effect (as if such events had occurred on such date) to (i) the Equity Offering, (ii) the making of the Initial Draw Term Loans, (iii) the Senior Notes Offering, (iv) the application of the proceeds of the foregoing in accordance with the terms of the Loan Documents, the Notes Offering Memorandum and the purchase agreement executed and delivered in connection with the Equity Offering, (iv) the other transactions to occur on the Closing Date and (v) the payment of all fees and expenses related to the foregoing transactions, as estimated in good faith as of the date of the Pro Forma Balance Sheet.  The Pro Forma Balance Sheet, together with the notes thereto, presents fairly in all material respects, on a pro forma basis, the consolidated financial position of MLP and its consolidated Restricted Subsidiaries as of June 30, 2006, assuming that the events specified in the preceding sentence had actually occurred on such date.

          (b)          The Projections have been prepared in good faith under the direction of an Authorized Officer of the General Partner having responsibility for financial matters, and in accordance with GAAP based upon good faith estimates and assumptions believed by management of the MLP to be reasonable at the time made.  The Borrowers have no reason to believe that as of the date of delivery thereof such Projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

          SECTION 6.6.   No Material Adverse Change, etc.  Since December 31, 2005, except as disclosed in Item 6.6 of the Disclosure Schedule, no event or occurrence which could reasonably be expected to have a Material Adverse Effect has occurred.

          SECTION 6.7.   Litigation, Labor Controversies, etc.  There is no pending or, to the knowledge of each of the Borrowers, threatened (in writing) litigation, action, investigation proceeding, or labor controversy against any of the Loan Parties or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Transaction Document, except as disclosed in Item 6.7 (“Litigation”) of the Disclosure Schedule.

          SECTION 6.8.   Subsidiaries; Nature of Business.  After giving effect to the consummation of the Joint Venture Transaction, no Loan Party, other than MLP, Operating LLC, Charter LLC, USCS Chartering and Chemical Pioneer, has any Subsidiaries, except those Subsidiaries (a) which are identified in Item 6.8 (“Existing Subsidiaries”) of the Disclosure Schedule, (b) in the case of such Loan Parties, which are permitted to be formed or acquired in accordance with this Agreement or (c) that are Subsidiaries of Unrestricted Subsidiaries formed or acquired after the Closing Date that are also Unrestricted Subsidiaries.  Item 6.8 of the Disclosure Schedule also sets forth the name of each Restricted Subsidiary and Unrestricted Subsidiary of the Borrowers as of the Closing Date.  None of the Loan Parties has engaged in any business other than to enter into the Transaction Documents, the Equity Offering, the Senior Notes Offering, the Joint Venture Transaction and otherwise to conduct such business as is necessary or appropriate to the development, construction, ownership, maintenance and operation of the Vessels, and the conduct of the Business and in other business activities directly related to such businesses which do not interfere with the Business or with USS Chartering’s performance of its obligations under the Support Agreement, which could not reasonably be anticipated to result in a Material Adverse Effect or in a Default or Event of Default, and which does not involve any vessel other than a vessel engaged as either a chemical tanker or product tanker that is eligible to transport cargo between ports in the United States under the Merchant Marine Act of 1920.  Each of the Vessels, except the Vessel owned by USS Sea Venture LLC, has heretofore been eligible for documentation and operation in the United States coastwise trade by reason of having been built in and documented under the laws of the United States and owned continuously by citizens of the United States as set forth in Section 2 of the Shipping Act, 1916, as amended, qualified to engage in the coastwise trade.  In the case of the Vessel owned by USS Sea Venture LLC, the Vessel was rebuilt in the United States and by virtue of a U.S. Coast Guard determination dated August 4, 1983, has been eligible for documentation and operation in the United States as set forth in Section 2 of the Shipping Act, 1916, as amended, and qualified to engage in the coastwise trade.

          SECTION 6.9.   Ownership of Properties.  Each of the Loan Parties and each of their respective Restricted Subsidiaries own good and marketable title to all of their respective material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights and including each Vessel owned by any Loan Party), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

          SECTION 6.10.   Taxes.  Each of the Loan Parties and each of their respective Restricted Subsidiaries and each of their Subsidiaries which is a member of the MLP’s consolidated U.S. federal income tax group have filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their respective books.

          SECTION 6.11.   Pension and Welfare Plans.  During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.  No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any of the Loan Parties or any member of the Controlled Group of any material liability, fine or penalty.  Except as disclosed in Item 6.11 (“Employee Benefit Plans”) of the Disclosure Schedule, none of the Loan Parties nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA or in other applicable law.

          SECTION 6.12.   Environmental Warranties.  Except as set forth in Item 6.12 (“Environmental Matters”) of the Disclosure Schedule:

          (a)          all facilities and property (including underlying groundwater) owned or leased by any Loan Party or any of their respective Subsidiaries are, and (in the case of facilities or property leased by Loan Party as Lessee) have been, and continue to be, owned or leased by such Loan Party and its respective Subsidiaries (to the Loan Party’s knowledge as to real estate property leased by any Loan Party) in material compliance with all Environmental Laws;

(b) there have been no past, and there are no pending or to any Loan Party’s knowledge threatened (in writing)

(i) claims, complaints, notices or requests for information received by any Loan Party or any of its respective Subsidiaries with respect to any alleged violation of any Environmental Law, or

(ii) complaints, notices or inquiries to any Loan Party or any of its respective Subsidiaries regarding potential liability under any Environmental Law;

nor does any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c)          there have been no Releases by any Loan Party of Hazardous Materials from, at, on or under any property now or previously owned or leased by any Loan Party or any of their respective Subsidiaries (to any Loan Party’s knowledge as to real estate property leased by any Loan Party) or arising from or related to the operations of any Loan Party or any Subsidiary or otherwise in connection with the Business that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (d)          each Loan Party and its respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

          (e)          no property now or previously owned or leased by any Loan Party or any of its respective Subsidiaries is (to any Loan Party’s knowledge as to real estate property leased by any Loan Party) listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f)          there are (to any Loan Party’s knowledge as to real estate property leased by any Loan Party) no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by any Loan Party or any of its respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g)          none of the Loan Parties nor any Subsidiary of any of the Loan Parties has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which could reasonably be expected to lead to material claims against such Loan Party or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h)          there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by any Loan Party or any Subsidiary (to any Loan Party’s knowledge as to real estate property leased by any Loan Party or any Subsidiary) of such Loan Party or Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

          (i)          no conditions exist at, on or under any property now or previously owned or leased by any Loan Party or any Subsidiary (to any Loan Party’s knowledge as to real estate property leased by any Loan Party or any Subsidiary) which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

          SECTION 6.13.   Regulations T, U and X.  No Loan Party nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X.  Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          SECTION 6.14.   Accuracy of Information.  All factual information heretofore or contemporaneously furnished by or on behalf of any Borrower or any other Loan Party or any Subsidiary in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby were, at the time so furnished, and all other such factual information hereafter furnished by or on behalf of any Borrower or any other Loan Party or any Subsidiary to the Administrative Agent or any Lender will be, in each case when taken together with all such other factual information previously so furnished, true and accurate in all material respects on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances in which such information was furnished.

          SECTION 6.15.   Solvency.  After the consummation of the Senior Notes Offering, the Equity Offering, and the Joint Venture Transaction to occur on the Closing Date (in which all Indebtedness of the Joint Venture is Non-Recourse Debt), the value of the assets and properties of the Loan Parties and their Restricted Subsidiaries, taken as a whole, at a fair valuation and at their then present fair salable value is and, after giving effect to any pending Credit Extension and the application of the amount of such Credit Extension, will be greater than their total liabilities, including contingent liabilities and greater than the amount that would be required to pay their probable aggregate liability on their then existing debts as they become absolute and matured, each Loan Party has capital sufficient for the conduct of its business including any contemplated or undertaken transaction and the Loan Parties and their Restricted Subsidiaries, taken as a whole, have assets, and resources sufficient to pay their liabilities, including contingent liabilities, as they become due.  No Loan Party intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due.

          SECTION 6.16.   Common Enterprise.  The Borrowers and their Restricted Subsidiaries are engaged in the business and operations described in Section 6.8.  Such business and operations require financing on an integrated basis such that the credit supplied can be made available from time to time to various of the Borrowers, as required for the continued successful operation of each individual Borrower and the integrated operation of the Borrowers and their Restricted Subsidiaries as a whole.  The Borrowers have requested the Lenders to make a portion of the credit extensions made available hereunder primarily for the purpose of financing the working capital requirements of the integrated operations of the Borrowers and their Restricted Subsidiaries, and a portion of the credit for the acquisition or construction of the new Vessels which will increase the financial strength and income of the integrated group.  Each Borrower and its respective Restricted Subsidiaries expects to derive substantial benefit (and each Borrower and its respective Restricted Subsidiaries may reasonably be expected to derive substantial benefit) directly or indirectly, from the credit extended by the Lenders hereunder, both in its separate capacity and as a member of the integrated group since the successful operation and condition of each of the Borrowers and their respective Restricted Subsidiaries is dependent on the continued successful performance of the functions, and profitable operations of, of the integrated group as a whole.

          SECTION 6.17.   No Default.  Except as disclosed in Item 6.17 of the Disclosure Schedule, none of the Borrowers nor any of their Subsidiaries is in default under or with respect to any Material Charter, the Support Agreement, any New ATB Construction Contract, the Management Agreement, the Joint Venture Agreement, the NASSCO Contract or any contractual obligation or instrument governing Indebtedness that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

          SECTION 6.18.   Labor Relations.  No Loan Party or Affiliate thereof is engaged in any unfair labor practice which could reasonably be expected to have a Material Adverse Effect.  There is (a) no unfair labor practice complaint pending or, to the knowledge of each Loan Party and each of the Restricted Subsidiaries, threatened (in writing) against a Loan Party or Affiliate thereof before the National Labor Relations Board which could reasonably be expected to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or, to the knowledge of any Loan Party, threatened (in writing) nor does any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of each Loan Party, threatened (in writing) against a Loan Party or any Affiliate thereof nor does any Loan Party have any knowledge or reason to believe that any such action will occur or will be threatened in writing; and (c) except as set forth on Item 6.18 of the Disclosure Schedule, no union representation question existing with respect to the employees of a Loan Party or any Affiliate thereof and, to the knowledge of any Loan Party, no union organizing activities are taking place with respect to any thereof.

          SECTION 6.19.   Insurance.  Each Loan Party has, with respect to its properties and business, insurance covering the risks, in the amounts, with the deductible or other retention amounts, and with the carriers, listed in the Mortgages, which insurance meets the requirements of the Mortgages as of the date hereof and the Closing Date.

          SECTION 6.20.   Use of Proceeds.  The proceeds of the Credit Extensions shall be used solely for the purposes set forth in Section 4.10.

          SECTION 6.21.   Compliance with Laws.  Each Loan Party and its Subsidiaries is in compliance in all material respect with all Requirements of Law except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          SECTION 6.22.   Representations in other Loan Documents.  All representations made by any Loan Party under any Loan Document are true, correct and complete in all material respects as of the date when made or deemed made.

          The rights and remedies of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Letter of Credit Issuer, or any Lender in relation to any misrepresentation or breach of a warranty on the part of any Loan Party or any other Material Obligor shall not be prejudiced by any investigation by or on behalf of any of the Administrative Agent, the Syndication Agent, the Collateral Agent, the Letter of Credit Issuer or any Lender, by the execution, delivery or performance of any Loan Document, or by any other act or thing which may be done by or on behalf of any such Person and which may, apart from this Section, prejudice such rights or remedies.

ARTICLE VII

COVENANTS

          SECTION 7.1.   Affirmative Covenants.  Each of the Borrowers agrees with the Administrative Agent, the Letter of Credit Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.1.

               SECTION 7.1.1.   Financial Information, Reports, Notices, etc.  The Borrowers will furnish, or will cause to be furnished, to each Lender, the Letter of Credit Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

          (a)          as soon as available and in any event within 45 days of each calendar month and within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrowers, consolidated and consolidating balance sheets of the Borrowers and their respective Restricted Subsidiaries as of the end of such calendar month and each such Fiscal Quarter and consolidated and consolidating statements of earnings, partners’ equity and cash flow of the Borrowers and their respective Restricted Subsidiaries for such calendar month and each such Fiscal Quarter and, in the case of each quarterly statement for any quarter ending after the first anniversary of the date hereof, for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of

General Partner and each of the Borrowers, all such monthly reports shall be accompanied with detailed information setting forth individual Vessel activity, charter rates, non-charter or off hire days and reasons, payments made under the Support Agreement or required to be made with respect to such period under the Support Agreement, capital expenditures (including payments made pursuant to each New ATB Construction Contract) and any insurance claims made or payments received under any insurance policies, any coast guard or other governmental notices received and such other information as the Administrative Agent or the Majority Lenders shall from time to time reasonably request and all such quarterly reports shall be accompanied with detailed information setting forth the progress of the construction of each vessel then under contract for construction by the Borrowers and their Restricted Subsidiaries, including the ATB and each New ATB, as applicable, including without limitation, information on any cost overruns or delays in timely completion of such vessel and such other information as the Administrative Agent or the Majority Lenders shall from time to time reasonably request;

          (b)          as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrowers, a copy of the annual audit report for such Fiscal Year for the Borrowers and their respective consolidated Restricted Subsidiaries, including therein consolidated balance sheets of the Borrowers and their respective consolidated Restricted Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings, partners’ equity and cash flow of the Borrowers and their respective consolidated Restricted Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner reasonably acceptable to the Administrative Agent and the Majority Lenders by PricewaterhouseCoopers LLP or other independent public accountants reasonably acceptable to the Administrative Agent and the Majority Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default;

          (c)          as soon as available and in any event within 90 days after the end of each Fiscal Year of the General Partner, a copy of the unaudited (or audited, if available) consolidated balance sheet of the General Partner as of the end of such Fiscal Year and the consolidated statements of earnings and cash flow for such Fiscal Year, in each case certified by the chief financial Authorized Officer of General Partner as fairly presenting, in accordance with GAAP, the financial position and the results of operations of the General Partner and its Subsidiaries (or if available, accompanied by an opinion of independent public accountants as described in Section 7.1.1(b));

          (d)          as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief financial Authorized Officers of the General Partner and each of the Borrowers, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4;

          (e)          as soon as possible and in any event within five Business Days after having knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officers of the General Partner and each of the Borrowers setting forth details of such Default and the action which such Borrower has taken and proposes to take with respect thereto;

          (f)          as soon as possible and in any event within five Business Days after having knowledge of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 6.7, notice thereof and copies of all material documentation relating thereto;

          (g)          promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the unit holders of the MLP (excluding any periodic income tax reporting materials), and copies of all annual, regular, periodic and special reports and registration statements which the MLP has filed with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto, in each case, (i) which are not confidential in nature, as permitted by applicable laws, as required by contractual restrictions not entered into in contemplation of this Section 7.1.1(g), as permitted by recognized principles of privilege or as otherwise determined in good faith by the MLP, and (ii) which are not publicly available on the United States Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval System (or “EDGAR”) or other similar publicly accessible sources of which a Borrower provides written notice to the Administrative Agent and the Lenders;

          (h)          immediately upon becoming aware of the institution of any steps by any Loan Party or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that any Loan Party furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Loan Party of any material liability, fine or penalty, or any material increase in the contingent liability of the Loan Party with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all material documentation relating thereto;

          (i)          concurrently with the sending thereof, copies of all information and reports which any Loan Party is required to provide under any of the Transaction Documents and promptly upon receipt thereof, copies of all information and notices which any Loan Party receives under any of the Transaction Documents (other than the

NASSCO Contract), excluding in each case copies of routine correspondence delivered pursuant to the Charters and the New ATB Construction Contracts;

          (j)          within 30 days after the commencement of each Fiscal Year of MLP, a projected consolidated balance sheet of the MLP and its consolidated Restricted Subsidiaries as of the end of such Fiscal Year and related projected consolidated statements of income, partners’ equity and cash flows for such Fiscal Year, including therein an annual operating budget for the MLP and its consolidated Restricted Subsidiaries for such Fiscal Year certified by an Authorized Officer of the General Partner as being a true and complete copy of the projected consolidated balance sheet and operating budget approved by the General Partner for such Fiscal Year; provided that the MLP may from time to time deliver to the Administrative Agent an updated projected consolidated balance sheet and operating budget for any Fiscal Year certified by an Authorized Officer of the General Partner as being a true and complete copy of the updated projected consolidated balance sheet and annual operating budget approved by the General Partner for the relevant Fiscal Year;

          (k)          as soon as possible and in any event within two (2) Business Days after a demand of any Borrower or Restricted Subsidiary is made by the Joint Venture with respect to any guaranty of obligations of Product Carriers or Product Manager to the Joint Venture permitted under Section 7.2.2;

          (l)          as soon as possible and in any event within thirty (30) Business Days after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending on December 31, 2006, a report (including all attachments thereto), in a form acceptable to the Administrative Agent in its reasonable discretion, on and relating to the status of the construction of the ATB, each New ATB and any other Vessels then under contract for construction (other than those under contract pursuant to the NASSCO Contract), including a summary of expenditures to date, milestones reached, projected costs for completion, and anticipated dates of future milestones, completion, and delivery;

          (m)          such other information respecting the condition or operations, financial or otherwise, of any Loan Party or any of its Subsidiaries or (to the extent the Loan Parties are entitled to request such information) any other Material Obligor as any Lender through the Administrative Agent may from time to time reasonably request; and

          (n)          any correspondence or notices to or from any governmental authority, regulatory or self regulatory agencies, or other entities with jurisdiction over any Loan Party pertaining to matters that could reasonably be expected to have a Material Adverse Effect.

               SECTION 7.1.2.   Compliance with Laws, etc.  (a)  Each Borrower will, and will cause each of its Restricted Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          (b)          Each Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders with respect to the maintenance and preservation of its legal existence (except as otherwise permitted under Section 7.2.10) and qualification as a foreign partnership, limited liability company or corporation, as the case may be.

               SECTION 7.1.3.   Maintenance of Properties.  Each Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless such Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

               SECTION 7.1.4.   Insurance.  Each Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and all insurance required to be maintained by the Borrowers pursuant to the Mortgages (whether or not such Borrower is a party to such Mortgage) and will, upon request of the Administrative Agent, furnish to each Lender and the Letter of Credit Issuer at reasonable intervals a certificate of an Authorized Officer of such Borrower setting forth the nature and extent of all insurance maintained by the Borrowers and their Restricted Subsidiaries in accordance with this Section.

               SECTION 7.1.5.   Books and Records.  Each Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in conformity with GAAP and all Requirements of Law all of its business affairs and transactions and permit the Administrative Agent, the Letter of Credit Issuer and each Lender or any of their respective representatives, at reasonable times and intervals and (unless an Event of Default shall have occurred and is continuing in which case no notice is required) upon reasonable notice to the Borrowers, to visit all of the offices of the Borrowers and their Restricted Subsidiaries, to discuss the financial matters of the Borrowers and their Restricted Subsidiaries with their officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant to discuss such Borrower’s financial matters with each Lender or its representatives whether or not any representative of such Borrower is present) and to examine (and, at the expense of the Borrowers, photocopy extracts from) any of their books or other corporate records.

               SECTION 7.1.6.   Environmental Covenant.  Each Borrower will, and will cause each of its Subsidiaries to,

          (a)          use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b)          immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to compliance with Environmental Laws; and

(c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.

               SECTION 7.1.7.   Required Reserves.  The Borrowers shall, and shall cause each of their respective Restricted Subsidiaries to, deposit into the Restricted Loss Proceeds Account (as defined in the Cash Collateral Control Agreement) all proceeds of insurance attributable to any Loss Event or to any Loss resulting in proceeds in excess of $1,000,000 to be maintained and applied pursuant to the terms of the Cash Collateral Control Agreement and Article 1, Section 11 of the Mortgages and deposit into the New ATB Escrow Account an initial amount of $182,636,000 on the Closing Date and all Net Proceeds received from the Disposition of the ATB permitted under, and made in compliance with, Section 7.2.11.  Amounts on deposit in the Restricted Loss Proceeds Account and the New ATB Escrow Account shall be withdrawn and applied pursuant to the terms of the Cash Collateral Control Agreement.

               SECTION 7.1.8.   Security.  The Borrowers shall, and shall cause each of their respective Restricted Subsidiaries to, grant the Collateral Agent for the benefit of the Administrative Agent, the Letter of Credit Issuer, each Lender and each Secured Hedge Counterparty a perfected first and prior Lien in and to all of its assets and properties, other than the Capitalization Escrow Account, including without limitation all cash, investment property, bank accounts, general intangibles, any vessels acquired pursuant to a Vessel Acquisition, the ATB, each New ATB, any contracts executed with the ATB Contractor with respect to the ATB or any New ATB and security for performance delivered by any ATB Contractor (including, without limitation, delivery of a duly executed Third Party Consent, in a form reasonably acceptable to the Administrative Agent, with respect to each New ATB Construction Contract executed as a result of any Borrower or a Restricted Subsidiary of any Borrower exercising any option to purchase a pusher tug under the Option Letter and with respect to each guaranty and any other security for performance delivered by the ATB Contractor in connection with such New ATB Construction Contract), inventory, equipment, chattel paper, and instruments, deliver a Third Party Consent, substantially in the form of Exhibit K-2, duly executed and delivered by the respective charterer, with respect to each Material Charter executed by a Borrower or Restricted Subsidiary after the Closing Date, not later than 180 days immediately following the execution of such Material Charter and agree to execute, deliver and cause to be recorded such amendments to the Mortgages as the Secured Hedge Counterparties may reasonably request to secure the Obligations under the Hedge Agreements by the Mortgages, and as the Lenders may reasonably request to secure the Obligations hereunder by the Mortgages following any increase in the Commitments pursuant to Section 2.1.6, all pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Collateral Agent.

               SECTION 7.1.9.   Hedge Agreements.  The Borrowers shall terminate any Hedge Agreements to the extent that the Hedging Obligations under such Hedge Agreements cover a notional principal amount on any date in excess of 100% of the principal amount of the Term Loans projected to be outstanding on such date after taking into consideration any prepayments effectuated under the Loan Documents.  The Borrowers agree with the Secured Hedge Counterparties that in their best estimation, the maximum potential Hedging Obligations pursuant to the Hedge Agreements executed and in place as of the Closing is an amount equal to $5,500,000.

               SECTION 7.1.10.   Maintenance of a Rating.  The Borrowers shall at all times maintain a rating on the Notes from each of S&P and Moody’s.

               SECTION 7.1.11.   Undertakings in Respect of Additional Subsidiaries.  If any additional Subsidiary of MLP or any of its Restricted Subsidiaries is formed or acquired after the Closing Date, the Borrowers will notify the Administrative Agent, Collateral Agent and the Lenders thereof and identify whether such Subsidiary is an Unrestricted or a Restricted Subsidiary.  If such Subsidiary is a Restricted Subsidiary, the Borrowers and such Loan Party will cause such Subsidiary (if such Subsidiary is wholly-owned by the MLP and its other Restricted Subsidiaries or, if such Subsidiary is not so wholly-owned to the extent of its control over such Subsidiary) to (a) execute a Guaranty in form and on terms acceptable to the Administrative Agent (provided that such Subsidiary is not a Borrower hereunder), a Security Agreement substantially in the form of Exhibit I-1, and a Mortgage in form and on terms acceptable to the Administrative Agent if such Subsidiary owns any vessels, (or a leasehold mortgage, in form and on terms acceptable to the Administrative Agent, if such Subsidiary leases any vessels) within twenty (20) Business Days (or such timeframe as is acceptable to the Administrative Agent) after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on Subsidiary’s personal and real property as required by Section 7.1.8, and (b) if and to the extent that any equity interests in or Indebtedness of such Subsidiary are owned by or on behalf of such Loan Party, such Loan Party will cause such equity interests owned by such Loan Party and promissory notes evidencing such Indebtedness to be pledged pursuant to a Pledge Agreement within twenty (20) Business Days (or such time as is acceptable to the Administrative Agent) after such Subsidiary is formed or acquired.

               SECTION 7.1.12.   Unrestricted Subsidiaries.  The Borrowers:

          (a)          will cause the management, business and affairs of each Borrower and its Restricted Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries to creditors and potential creditors thereof and by not permitting any property of the Borrowers and their respective Restricted Subsidiaries to be commingled) so that each Unrestricted Subsidiary that is a corporation or limited liability company will be treated as a corporate or limited liability, as applicable, entity separate and distinct from the Borrowers and the Restricted Subsidiaries;

          (b)          except as permitted by Section 7.2.2(b), will not, and will not permit any of the Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Indebtedness of any of the Unrestricted Subsidiaries; and

          (c)          will not permit any Unrestricted Subsidiary to hold any shares of capital stock, any units, any partnership interests, any membership interests or equity securities or other ownership interests issued by, or any Indebtedness of, any Restricted Subsidiary.

               SECTION 7.1.13.   Capitalization Escrow Account.  Unless and until there is a drawing under a Capitalization LOC as a result of the LOC Provider failing to maintain the applicable credit ratings and a replacement Capitalization LOC is not issued by a replacement LOC Provider, and the obligations of the Loan Parties to the LOC Provider in connection with such drawing are reimbursed with funds withdrawn from the Capitalization Escrow Account, the Borrowers shall, and shall cause each of their respective Restricted Subsidiaries to, maintain at all times cash or other Cash Equivalent Investments acceptable to the Administrative Agent on deposit in and credited to the Capitalization Escrow Account in an amount not less than the Capitalization Amount determined as of the end of each Monthly Date.  The Borrowers shall, and shall cause each of their respective Subsidiaries to, withdraw and disburse monies from the Capitalization Escrow Account solely to satisfy reimbursement obligations to a LOC Provider with respect to a Capitalization LOC or to make any mandatory prepayments required by Section 3.1(i).

               SECTION 7.1.14.   Limitations on a Fourth New ATB.  The Borrowers will, and will cause each Restricted Subsidiary to, (a) exercise their rights, on or before May 1, 2007, under the Option Cancellation Option Letter to cancel the already-exercised option for the construction of “Vessel No. 4” identified therein and (b) refrain from exercising any option to construct more than one pusher tug in addition to the two under contract on the Closing Date, pursuant to options granted under the Option Letter; provided however, that if (i) on or before March 1, 2007, the Borrowers submit updated Projections, which shall incorporate a financing plan, to the Administrative Agent reflecting the contemplated construction of a total of four New ATBs and such updated Projections are approved by the Majority Lenders in their discretion on or before April 1, 2007, or (ii) prior to May 1, 2007, the Loan Parties execute an agreement, on terms and conditions reasonably satisfactory to the Administrative Agent, for the Disposition of the ATB and the concurrent execution of a long-term charter or lease of the ATB following such Disposition, all in compliance with Section 7.2.11, then the Borrowers and their Restricted Subsidiaries shall not be required to cancel the already-exercised option to construct the barge referred to as “Vessel No. 4” in the Option Cancellation Option Letter and shall also be permitted to exercise the option which expires on May 1, 2007 for the construction of the pusher tug identified as “Hull No. 934” in the Option Letter, such that the Loan Parties would have a total of four, but no more than four, New ATBs under contract for construction.  Notwithstanding the foregoing clauses (a) and (b), (x) the Borrowers shall be permitted to make a payment, in an amount not in excess of $3,900,000, on or before November 18, 2006, to the ATB Contractor with respect to the option to construct “Vessel No. 4” (as defined in Option Cancellation Option Letter) as long as (A) no Default or Event shall have occurred and be continuing, or would result therefrom, and (B) if the cancellation of the already-exercised option, as required by the foregoing clause (a), occurs after the payment permitted by this sentence, then the aggregate amount of funds required to be paid or forfeited to the ATB Contractor upon such cancellation shall not exceed $5,800,000 and (y) the Borrowers shall be permitted to assign or otherwise Dispose of any or all of the contracts for the construction of a fourth New ATB as long as the aggregate amount of all expenditures made on/or in connection with such fourth New ATB as of such date of Disposition, including, without limitation, option premiums, milestone payments and the purchase of owner-furnished equipment does not exceed the aggregate Net Proceeds received from such Disposition in an amount greater than $5,900,000.00.

          SECTION 7.2.   Negative Covenants.  Each Borrower agrees with the Administrative Agent, the Letter of Credit Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, such Borrower will perform the obligations set forth in this Section 7.2.

               SECTION 7.2.1.   Business Activities.  The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, engage in any business activity, except those described in Section 6.8.

               SECTION 7.2.2.   Indebtedness.

          (a)          The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

(i) Indebtedness in respect of the Loans, Letter of Credit Obligations, and other Obligations;

(ii) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(a)(ii) (“Ongoing Indebtedness”) of the Disclosure Schedule;

              (iii)        Indebtedness in an aggregate principal amount not to exceed $1,500,000 at any time outstanding or which is incurred by the Borrowers or any of their Restricted Subsidiaries to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets;

              (iv)         unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

(v) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;

              (vi)         Indebtedness of the Borrowers and their Subsidiaries in respect of Hedging Obligations; provided, that (A) such Hedging Obligations are entered into solely with the purpose and effect of fixing and capping interest rates on not more than 100% of the principal amount of the Term Loans projected to be outstanding on any date that are accruing interest at a variable rate at any time;

provided that the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness of the Borrowers to be hedged by such contract; and provided further that the Borrowers shall have the right to terminate any Hedge Agreements to the extent that the Hedging Obligations under such Hedge Agreements cover a notional principal amount which exceeds 100% of the Term Loans projected to be outstanding at any time; (B) such Hedging Obligations are entered into solely with the purchase and effect of fixing or capping fluctuations in foreign currencies provided that such Hedging Obligations arise pursuant to Hedge Agreements entered into in the ordinary course of business to mitigate risks to which any Loan Party is exposed in the conduct of its business or the management of its liabilities, and (C) in each case, the underlying Hedge Agreements are with the Administrative Agent, the Letter of Credit Issuer or a Lender or Affiliate of a Lender or with any other counterparty who at the time of execution has long-term unsecured obligations rated A- or better by Standard & Poor’s Ratings Group or A3 or better by Moody’s;

(vii) unsecured Indebtedness of the MLP to the General Partner in an amount not exceeding $2,000,000 in the aggregate at any one time outstanding;

(viii) the Senior Notes;

              (ix)         Contingent Liabilities of the MLP or Operating LLC or Chemical Pioneer arising pursuant to any guaranties of the performance obligations of Product Carriers to the Joint Venture solely arising under the Joint Venture Agreement; provided such obligations are limited to capital commitments and indemnification obligations as set forth in the Joint Venture Agreement in effect as of the Closing Date;

              (x)          Indebtedness of the Borrowers and their Restricted Subsidiaries, in the form of one or more Capitalization LOCs issued by an LOC Provider to the Joint Venture in an aggregate stated amount not in excess of the Capitalization Amount; provided that the stated principal amount of all such Capitalization LOCs shall be considered Investments and be subject to the aggregate limitation on Investments in Unrestricted Subsidiaries imposed under Section 7.5(h); and

              (xi)         Indebtedness of Product Manager and Contingent Liabilities of the MLP and Chemical Pioneer arising pursuant to any guaranties of the performance obligations of Product Manager to the Joint Venture solely arising under the Management Agreement.

provided, however, that no Indebtedness otherwise permitted by clauses (iii), (iv), (v), or (vii) shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

(b) The Borrowers shall not permit any of their Unrestricted Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any

Indebtedness (including, without limitation, all Indebtedness arising pursuant to the NASSCO Contract) other than, without duplication,

(i) Non-Recourse Debt in an aggregate principal amount not to exceed $1,000,000,000 at any time outstanding; and

              (ii)         Indebtedness of Product Carriers to the Joint Venture that is guaranteed by any of the Borrowers or their Restricted Subsidiaries and is permitted pursuant to clauses (a)(ix) and (a)(x) of this Section 7.2.2.

               SECTION 7.2.3.   Liens.  The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of their property, revenues or assets, whether now owned or hereafter acquired, except:

(a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

(b) Liens against the Capitalization Escrow Account to secure the reimbursement obligations to a LOC Provider with respect to a Capitalization LOC;

          (c)          Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d)          Liens for crew’s wages, for wages of stevedores when employed directly by a Borrower or any charterer, any manager, or the master of the Vessel, or for general average or salvage (including contract salvage), Liens for repairs or incident to current operations of a Vessel or with respect to any alteration or installation made respecting a Vessel, Liens for necessaries to a Vessel, Liens of carriers, warehousemen, mechanics, materialmen and landlords, in each case, incurred in the ordinary course of business arising by operation of law, and Liens granted to charterers under charters entered into in the ordinary course of business to secure obligations under the charter, and in the case of each of the foregoing, which are not due and payable or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e)          Liens incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (f)          Deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g)          any interest or title of a lessor or licensor under any lease or license entered into by any Borrower or any Restricted Subsidiary in the ordinary course of business and covering only the assets leased or licensed;

          (h)          Liens securing Indebtedness of any Loan Party or any Restricted Subsidiary incurred pursuant to Section 7.2.2(a)(iii) to finance the acquisition of fixed or capital assets that will not become part of, or an accession to, a Vessel; provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property acquired with the proceeds of such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased, and (iv) such Liens do not attach to any Vessel (as defined in the Mortgages) or any part thereof including any equipment or inventory used in the operation of any Vessel;

          (i)          judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (j)          Second priority Liens encumbering the New ATB Escrow Account and Vessels, and proceeds thereof, granted to secure payment of the Senior Notes; provided that such Liens are subject to the terms of the Intercreditor Agreement; and

          (k)          Liens securing obligations of any Loan Party or any Restricted Subsidiaries incurred pursuant to charters or other leasing arrangements permitted by Section 7.2.8(iv); provided that (i) such Liens shall be created concurrently with the execution of such arrangements and (ii) such Liens do not at any time encumber any property of the Loan Parties other than the vessel being chartered or otherwise leased by the Loan Parties.

               SECTION 7.2.4.   Financial Condition.  The Borrowers will not permit:

          (a)          The Total Debt Interest Coverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on December 31, 2006, to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Minimum Total Debt Interest Coverage Ratio

December 31,2006 through and including December 31, 2008	1.25:1
March 31, 2008 through and including December 31, 2008	1.40:1
December 31, 2009 and each fiscal quarter thereafter	1.50:1

          (b)          The Total Fixed Charge Coverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on December 31, 2006, to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Minimum Total Fixed Charge Coverage Ratio

December 31, 2006 through and including June 30, 2008	1.05:1
September 30, 2008 through and including December 31, 2008	1.10:1
March 31, 2009 and each fiscal quarter thereafter	1.20:1

          (c)          The Total Debt Leverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on September 30, 2006, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Maximum Total Debt Leverage Ratio

September 30, 2006 through and including September 30, 2007	4.50:1
December 31, 2007	5.00:1
March 31, 2008 through and including September 30, 2008	6.00:1
December 31, 2008 through and including September 30, 2009	5.75:1
December 31, 2009 and each fiscal quarter thereafter	5.00:1

          (d)          The Senior Debt Leverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on September 30, 2006, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Maximum Senior Debt Leverage Ratio

September 30, 2006 through and including June 30, 2007	2.50:1
September 30, 2007	3.00:1

Fiscal Quarters Ending	Maximum Senior Debt Leverage Ratio

December 31, 2007	3.25:1
March 31, 2008	4.00:1
June 30, 2008 through and including December 31, 2008	4.25:1
March 31, 2009 through and including December 31, 2009	4.50:1
March 31, 2010 and each fiscal quarter thereafter	4.00:1

               SECTION 7.2.5.   Investments.  The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

(a) Investments existing on the Effective Date and identified in Item 7.2.5(a) (“Ongoing Investments”) of the Disclosure Schedule;

(b) Cash Equivalent Investments;

(c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

(d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

(e) Vessel Acquisitions;

          (f)          without duplication, Investments in any other Person where concurrently with such Investments, the other Person becomes a Restricted Subsidiary of a Borrower, provided that the Loan Parties are in compliance with Sections 7.1.11 and 7.2.14 hereunder;

          (g)          in the ordinary course of business, Investments by the Borrowers in any of their Restricted Subsidiaries or any other Borrower, or by any such Restricted Subsidiary in any of its Restricted Subsidiaries, by way of contributions to capital or loans or advances;

          (h)          Investments in Product Carriers and its Subsidiaries in an amount not to exceed $70,000,000 in the aggregate and in accordance with the provisions of the Joint Venture Agreement; provided that all amounts paid to Product Carriers in connection with its Investment in the Joint Venture, including any upfront fees paid to Product Carriers pursuant to the Joint Venture Agreement, but excluding any return of or on its invested capital that is received during the “Commitment Period” (as such term is defined in the Joint Venture Agreement), up to an amount equal to $45,000,000, and is obligated to be held for payment to, or is paid to, NASSCO as damages pursuant to the terms of Article 36 of the NASSCO Contract that are not distributed to the equity owners of Product Carriers within thirty (30) days of the receipt by Product Carriers of such amounts shall be treated as an Investment in Product Carriers; and

(i) Investments (including, without limitation, Investments in any Unrestricted Subsidiary) in an aggregate amount not in excess of $5,000,000;

provided, however, that

          (j)          any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (k)          no Investment otherwise permitted by clause (e), (f), (g) or (i) other than Investments in Borrowers and Restricted Subsidiaries shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

SECTION 7.2.6. Restricted Payments, etc. On and at all times after the Effective Date:

          (a)          other than the purchase of units in connection with the exercise of unit options granted pursuant a long-term incentive plan for employees, directors and consultants of the General Partner and its Subsidiaries or pursuant to a unit purchase plan for such employees, the conversion of Subordinated Units and Class B Units into Common Units (as such terms are defined in the MLP Agreement), the redemption of Excess Units (as defined in the MLP Agreement) to the extent necessary for the MLP to remain in continuous compliance with the citizenship requirements of the Maritime Laws (as such term is defined in the MLP Agreement), and to the extent a portion of the minimum quarterly Distribution is treated as Capital Surplus (as such term is defined in the MLP Agreement), the MLP will not apply, or permit any of its Restricted Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Restricted Subsidiaries to purchase or redeem, any shares of any class of capital stock or units or partnership interests or membership interests in (now or hereafter outstanding) the MLP (provided that the foregoing shall not prohibit any such Restricted Subsidiary from purchasing any such shares, units or interests from the MLP), or warrants, options or other rights with respect to any shares of any class of capital stock of or membership interests in (now or hereafter outstanding) the MLP;

          (b)          if a Default or Event of Default shall have occurred and be continuing, or would result therefrom, the MLP will not declare, pay or make any Distribution (in cash, property, or obligations) on any interests (now or hereafter outstanding) in the MLP; provided, however, that the MLP may pay or make a Distribution if at the time such

Distribution was declared no Default or Event of Default shall have occurred and be continuing, or resulted therefrom, provided that the payment or making of such Distribution occurs within 30 days following the declaration of such Distribution; and

(c) the Borrowers will not, and will not permit any Restricted Subsidiary to, make any deposit for any of the purposes prohibited by clause (a) of this Section 7.2.6.

               SECTION 7.2.7.   Capital Expenditures, etc.  (a) The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, make Capital Expenditures (other than expenditures for the replacement of assets and property subject to a Disposition made in compliance with Section 3.1(d), Insurance Related Capital Expenditures, expenditures for the ATB (in an aggregate amount expended since the Closing Date not in excess of $35,000,000) and each New ATB (provided such expenditures are paid with funds withdrawn from the New ATB Escrow Account and the number of New ATBs does not exceed three, or if the Borrowers are in compliance with Section 7.1.14, four), and for Vessels constructed or acquired pursuant to a Vessel Acquisition with any expenditures, required to refurbish such newly acquired Vessel to be deemed acquisition expenditures) in any Fiscal Year (or portion thereof with respect to Fiscal Years 2006 and 2012, as specified below), except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year (or portion thereof, as applicable) (the “Annual Capital Expenditure Amount”):

2006 (June 30 - December 31)	$20,000,000
2007	$15,000,000
2008	$18,000,000
2009	$2,500,000
2010	$22,500,000
2011	$21,000,000
2012 (January 1 – July 31)	$5,875,000

plus with respect to each Fiscal Year of MLP ending on or after December 31, 2006 an amount equal to any Capital Expenditures for the preceding Fiscal Year permitted to be made under this Section 7.2.7 which were not made during such prior Fiscal Year; provided, however, in the event the Borrowers or their Restricted Subsidiaries construct or acquire any Vessel (other than the ATB or any New ATB up to a total number of four New ATBs) pursuant to a Vessel Acquisition, then the Annual Capital Expenditure Amount shall be increased to such amounts as the Administrative Agent shall determine in its sole and reasonable discretion, including amounts necessary to accommodate expenditures for the routine and customary maintenance and drydocking of the Vessels.

          (b)          The Borrowers and their Restricted Subsidiaries may make Capital Expenditures in any Fiscal Year in addition to the amounts permitted above if (i) such Capital Expenditures are made in respect of a Vessel at the request of a charterer for such Vessel, (ii) (x) in the case of charters entered into during the Support Period covering Vessels initially owned by the Original Owners, the amount so received from any charterer (other than Hess with respect to the New York) will not be counted as part of the Negotiated Rate (as defined in the Support Agreement) for the relevant Vessel pursuant to the terms of the Support Agreement and no Default has occurred with respect to the Support Agreement under Section 8.1.4 or 8.1.10, and (y) in the case of charters on Vessels not covered by the Support Agreement and charters covering Vessels initially owned by the Original Owners entered into after the Support Period, any amount received from any charterer in respect of capital expenditures made with respect to the Vessel chartered by such charterer, such amount to be the cost of such capital expenditures plus a return on capital, as certified in good faith by the chief financial Authorized Officer of USS Chartering LLC, Chemical Chartering or USCS Chartering, as appropriate, both as to the amount of the increase and that the increase represents the cost of such capital expenditures plus a return on capital, and (iii) if, in respect of the Existing Charter entered into by Hess for the New York, the amount so received from Hess for the purpose of making such Capital Expenditures with respect to the New York that is in excess of $35,000 per day for every year that such Vessel is subject to the Support Agreement.  The amount of the additional Capital Expenditures permitted to be made by the Borrowers and their Restricted Subsidiaries pursuant to this clause (b) of Section 7.2.7, shall equal the amounts described in clauses (ii) and (iii) of the immediately preceding sentence (such amounts being the “Reimbursed Capital Expenditure Amounts”).

               SECTION 7.2.8.   Rental Obligations.  The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, enter into at any time any arrangement which does not create a Capitalized Lease Liability and which involves the leasing by any Borrower or any of their respective Restricted Subsidiaries from any lessor of any real or personal property (or any interest therein), except (i) the USS Chartering Leases, USCS Chartering Leases and the Chemical Chartering Lease, (ii) arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by any Borrower and their respective Restricted Subsidiaries in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $1,000,000 for any Fiscal Year, (iii) leasing arrangements with lessors of vessels where at least 50% of the capacity of such vessel will be utilized for the shipping of cargoes pursuant to an arrangement between any Borrower, or its Restricted Subsidiary, and one or more charterers who have executed a Material Charter and (iv) charters or other leasing arrangements for the ATB (made in accordance with Section 7.2.11) and the vessels constructed pursuant to the NAASCO Contract; provided, however, that any calculation made for purposes of this Section shall exclude any amounts required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges.

               SECTION 7.2.9.   Take or Pay Contracts.  The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by any Loan Party or such Restricted Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

               SECTION 7.2.10.   Consolidation, Merger, etc.  The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (i) any such Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, a Loan Party or any other Restricted Subsidiary, (ii) any Loan Party may liquidate or dissolve voluntarily into, and may merge with and into, any other Borrower (other than MLP), (iii) the assets or stock or partnership interests or membership interests of any Subsidiary may be purchased or otherwise acquired by a Loan Party or any other Restricted Subsidiary and (iv) the assets or stock or partnership interests or membership interests of any Loan Party may be purchased or otherwise acquired by any other Loan Party provided that MLP, Finance Corp. and Operating LLC may not acquire the assets of any other Loan Party other than the equity interests in such Loan Party.

               SECTION 7.2.11.   Asset Dispositions, etc.  The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries to, Dispose of or grant options, warrants or other rights with respect to, all or any substantial part of their assets (including accounts receivable and capital stock of and partnership interests and membership interests in the Subsidiaries but excluding units in MLP) to any Person except for the chartering of the Vessels in the ordinary course of business and in compliance with the terms of the Transaction Documents, unless such Disposition does not involve a Vessel, or any of the Borrowers’ rights and interests under the Support Agreement or any New ATB Construction Contract (excluding any Disposition permitted under Section 7.1.14) or any equity interests in any Subsidiary and the net book value of the assets Disposed of, together with the net book value of all other assets Disposed of by the Borrowers or any of their respective Restricted Subsidiaries pursuant to this clause since the Effective Date (other than Dispositions of obsolete or worn out equipment or inventory in the ordinary course of business), does not exceed $1,000,000; provided, however, the Borrowers and their Restricted Subsidiaries shall be permitted to Dispose of the ATB prior to May 1, 2007 as long as (a) all Net Proceeds received in connection with such Disposition are concurrently deposited into the New ATB Escrow Account, and (b) concurrently with such Disposition, the Loan Parties enter into a charter or leasing arrangement of the ATB, on terms and conditions reasonably satisfactory to the Administrative Agent; provided further, that if after such Disposition of the ATB, ATB1 LLC or any other Loan Party exercises the option under the Option Cancellation Option Letter to cancel the already-exercised option with respect to construction of “Vessel No. 4” (as identified therein) or otherwise elects not to construct a fourth New ATB, an amount equal to the Net Proceeds received from the Disposition of the ATB shall be disbursed from the New ATB Escrow Account and applied to the prepayment of the Loans pursuant to Section 3.1(k) hereunder.

               SECTION 7.2.12.   Certain Agreements.

          (a)          The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, enter into or consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Support Agreement or any New ATB Construction Contract (including any instruments with respect to any security for performance delivered in connection thereto), other than any amendment, supplement or other modification (i) which extends the maturity date of any obligation payable by the Borrowers under the Support Agreement, (ii) which reduces the amount of any required payment, repayment or redemption to be made by any Borrower or its Restricted Subsidiaries thereunder or reduces or otherwise impairs any obligation or liability of a Borrower or its Restricted Subsidiaries thereunder, or (iii) to covenants and other non-material provisions on terms that are more favorable in the aggregate to the Borrowers and their respective Restricted Subsidiaries than the then existing terms.  Without limiting the generality of the foregoing, the Borrowers shall not take any action or fail to take any action that could reasonably be expected to impair their rights or remedies under the Support Agreement.

          (b)          (i)          None of the Borrowers shall, and no Borrower shall permit their Restricted Subsidiaries to, execute and deliver any charter if such Borrower’s or Restricted Subsidiary’s performance thereunder could reasonably be expected to result in a violation of any applicable requirements under any material insurance policy.

              (ii)         None of  the Borrowers shall, and no Borrower shall permit their Restricted Subsidiaries to, (1) amend or modify the terms of any Material Charter, or (2) cause, consent to or permit an early cancellation or termination or repudiation of or an assignment of a Material Charter, (in each case, whether voluntary or involuntary), or (3) permit to exist any defaults or breaches beyond any applicable cure period under any Material Charter that would either allow such charter to be terminated, reduce the amounts payable by the charterer thereunder, or increase the liabilities of the Borrowers or their Restricted Subsidiaries thereunder, or (4) permit any Material Charter to become unenforceable (each of the foregoing events in clauses (1) through (4) being a “Material Event”), unless

              (A)          with respect to the Material Charters covering a Vessel initially owned by the Original Owners, either (i) such Material Event could not reasonably be anticipated to have a material adverse effect on (x) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers and their Restricted Subsidiaries taken as a whole, or (y) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (z) the ability of any Borrower or its Restricted Subsidiaries to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party; or (ii) within thirty (30) days after the occurrence of a Material Event, Charter LLC or another Borrower or Loan Party executes one or more replacement charters that is either an Investment Grade Charter or an Excluded Charter; and

              (B)          with respect to all other Material Charters, either (i) such Material Event could not reasonably be anticipated to have a material adverse effect on (x) the Business or otherwise on the business, operations, properties, assets, liabilities, or condition (financial or otherwise) of the Borrowers and their Restricted Subsidiaries taken as a whole, or (y) the validity or enforceability of this Agreement or of any Transaction Document or the validity, enforceability, perfection or priority of any Lien securing the Obligations or any obligations to the Secured Hedge Counterparties under the Hedge Agreements permitted pursuant to Section 7.2.2, or (z) the ability of any Borrower or its Restricted Subsidiaries to perform its obligations under this Agreement or any of the other Transaction Documents to which it is a party; or (ii) within sixty (60) days after the occurrence of a Material Event, USCS Chartering, Chemical Chartering or another Borrower or Loan Party executes one or more replacement charters with a charterer reasonably acceptable to the Administrative Agent and for which the annual minimum revenues (defined as the annual minimum quantity commitment under the charter multiplied by the relevant freight rate) for the balance of the unexpired term of the Material Charter being replaced are, in aggregate, in an amount equal to or greater than the annual minimum revenues under such Material Charter.

          (c)          If any replacement charter is executed or becomes applicable pursuant to clause (b) of this Section 7.2.12, then within 60 days of such replacement charter’s execution or application, the Borrowers shall deliver to the Administrative Agent a duly executed Third Party Consent with respect to such replacement charter, substantially in the form of Exhibit K-2.  The Borrowers shall not, and shall not permit their Restricted Subsidiaries to, take any action which is precluded by the terms of any Third Party Consent or which would violate any requirements or conditions under any insurance policy required to be maintained under any Mortgage.

          (d)          The Borrowers will not, and will not permit any Subsidiary to, enter into or consent to or suffer to exist any amendment, replacement supplement or other modification of any of the terms or provisions contained in, or applicable to, the Senior Notes Indenture, the Management Agreement, the NASSCO Contract (exclusive of any portions of the NASSCO Contract that have been assigned to the Joint Venture and the assignment to the Joint Venture of vessels number 6 through 9 under the NASSCO Contract) and the Organic Documents of the General Partner, the Borrowers, or any of their Subsidiaries (including, without limitation, the Joint Venture Agreement during any period in which Product Carriers or any other Subsidiary of the MLP has the right to appoint a majority of the directors on the Board of the Directors of the Joint Venture) in any respect that would (a) materially adversely affect the Administrative Agent, the Syndication Agent, the Collateral Agent or Lenders (excluding any Lender’s exposure or role in connection with Indebtedness with respect to borrowed money of, or an equity investment in, the Joint Venture), the Borrowers’ ability to perform the Obligations or any Guarantor’s ability to perform its obligations under its Guaranty, or have a Material Adverse Effect, or (b) change the definition (or its related uses) of the term “Outstanding” in Section 1.1 of the MLP Agreement (as in effect on the Closing Date) in a manner that would permit any Person or Group (each as defined in the MLP Agreement), other than the General Partner and its Affiliates (as defined in the MLP Agreement), that beneficially owns 20% or more of any Outstanding Partnership

Securities (as defined in the MLP Agreement) to vote or have such Person or Group’s Partnership Securities (as defined in the MLP Agreement) considered for calculating required votes, determining the presence of a quorum or other similar purposes except under the circumstances as set forth in clauses (i) through (iii) of such definition in the MLP Agreement (as in effect on the Closing Date), in each such case without the prior written consent of the Administrative Agent and Majority Lenders.

               SECTION 7.2.13.   Transactions with Affiliates.  The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates other than (i) the USS Chartering Leases, (ii) the employment agreements executed between USS Vessel Management LLC (as successor-in-interest to USS Vessel Management Inc.) and Paul Gridley, Calvin G. Chew, Jeffrey M. Miller, Alan Colleti, Albert E. Bergeron, and Joseph P. Gehegan, (iii) arrangements pursuant to which General Partner and its Subsidiaries will provide certain personnel for operation of the Borrowers and their Subsidiaries (including the Joint Venture), (iv) the Chemical Chartering Leases, (v) agreements among each Borrower and its Restricted Subsidiaries not involving any other Affiliate, (vi) the USCS Chemical Chartering Lease, (vii) sale of Common Units and Class B Units of the MLP to Sterling and Management pursuant to the terms of the Equity Offering, (viii) the MLP Agreement, (ix) sale of Senior Notes to Affiliates of the MLP other than Loan Parties, the General Partner, and Unrestricted Subsidiaries, (x) customary directors’ fees payable to outside directors of the General Partner, (xi) reimbursement of General Partner for reasonable and customary expenses incurred in the ordinary course of business pursuant to Section 7.4(a) of the MLP Agreement, (xii) loans and repayments thereof permitted pursuant to Section 7.6 of the MLP Agreement and Section 7.2.2(a)(vii) hereunder, (xiii) subchartering arrangements with respect to any Charter entered into between any of USS Chartering, USCS Chartering and Chemical Chartering, (xiv) an indemnity, not available until one year and one day after the indefeasible payment in full in cash of all Obligations, the termination or expiration of all Commitments and the termination or expiration of all Letters of Credit and in a form reasonably satisfactory to the Administrative Agent, from MLP to any Guarantor with respect to amounts payable under a Guaranty, (xv) the Management Agreement, (xvi) the General Partner making its required capital contribution to the MLP in connection with the Equity Offering in the form of a promissory note, and (xvii) arrangements between the Borrowers or their Restricted Subsidiaries and Product Carriers and its Subsidiaries with respect to the purchase by the Borrowers and their Restricted Subsidiaries of vessels constructed and delivered to the Unrestricted Subsidiaries pursuant to the NASSCO Contract and the Joint Venture Agreement, unless such arrangement or contract is fair and equitable to such Borrower or such Restricted Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of such Borrower or such Restricted Subsidiary with a Person which is not one of its Affiliates.

               SECTION 7.2.14.   Negative Pledges, Restrictive Agreements, etc.  The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries or Product Carriers to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (a)(iii) or (b) of Section 7.2.2 as in effect on the Effective Date, or by clause (a)(iii) or (b) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness or by clause (a)(viii) of Section 7.2.2 which in each case do not prohibit the execution, delivery and performance by the Borrowers under the Transaction Documents) prohibiting

          (a)          the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of any Borrower or Restricted Subsidiary to amend or otherwise modify this Agreement or any other Transaction Document; or

          (b)          the ability of any Borrower or any other Restricted Subsidiary or Product Carriers to make any payments, directly or indirectly, to any Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Borrower or Restricted Subsidiary or Product Carriers to make any payment, directly or indirectly, to any Borrower; provided, however, Product Carriers shall be permitted to (i) pledge or otherwise encumber its equity interests in the Joint Venture to the benefit of creditors of the Joint Venture as security for the Joint Venture’s obligations with respect to the repayment of borrowed money or (ii) use amounts, not in excess of $45,000,000, received as a return of or on its capital invested in the Joint Venture to make payments to NASSCO as damages pursuant to Article 36 of the NASSCO Contract.

               SECTION 7.2.15.   Limitation on Funds Disbursement for Construction of Each New ATB.  The Borrowers shall not, and shall not permit any of their respective Restricted Subsidiaries to, make any disbursement of funds to the ATB Contractor for the construction of any New ATB, other than the payment of a premium with respect to purchasing an option to have the ATB Contractor construct each New ATB and payments required in connection with the cancellation of any options pursuant to the Option Cancellation Option Letter, unless prior to such disbursement each of the following conditions shall have been satisfied with respect to each New ATB:

          (a)          one or more of the Borrowers, or a wholly-owned Restricted Subsidiary thereof, shall have entered into a fixed price construction contract, which may include a fluctuating speed bonus component as well as reasonable and customary price adjustment provisions, with the ATB Contractor for the construction of such New ATB, with a construction period of no longer than 24 months and which is otherwise in form and substance reasonably satisfactory to the Administrative Agent;

          (b)          the Borrowers, or a wholly-owned Restricted Subsidiary thereof, shall have obtained a completion bond, insurance policy, standby letter of credit, deposit arrangement, or other arrangement, in an amount, upon terms and from parties that are reasonably satisfactory to the Administrative Agent, to assure the timely completion and certification of each New ATB with such arrangement to be maintained throughout the construction period; and

          (c)          the Administrative Agent shall have received a consent and agreement to the assignment and creation of a security interest in (i) the construction contract with the ATB Contractor for the construction of each New ATB and (ii) in the applicable performance security delivered by the ATB Contractor pursuant to the foregoing clause (b), in each case, by the Borrowers, or a wholly-owned Restricted Subsidiary thereof, to the Collateral Agent for the benefit of the Secured Parties of all of the Borrowers’ and its Restricted Subsidiaries’ rights, title and interests in, to and under the relevant New ATB Construction Contract and applicable performance security as security for the Obligations hereunder, duly executed and delivered by the ATB Contractor.

               SECTION 7.2.16.   Limitation on Senior Notes.  In addition to the other restrictions contained in this Section 7.2, the Borrowers shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly, (a) make any payment of principal or any other item of any of the Senior Notes (other than accrued interest and liquidated damages thereon and expenses in accordance with the terms thereof) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other items of the Senior Notes (other than accrued interest thereon and expenses in accordance with the terms thereof) at any time prior to the earlier of (i) the termination of all Commitments, the payment and performance in full of the Obligations and the termination or expiration of all Letters of Credit and (ii) the scheduled maturity of such Senior Notes; or (b) make any prepayment of interest on the Senior Notes prior to the time that such interest is due except as expressly permitted by the terms hereof and by the terms of the Senior Notes Indenture.  Notwithstanding anything to the contrary contained in any Loan Document, the Borrowers shall be permitted to extend, renew, refinance or replace the Senior Notes at any time so long as the final maturity date of any such extension, renewal, refinancing or replacement is no earlier than six (6) months after the Stated Maturity Date.

ARTICLE VIII

EVENTS OF DEFAULT

          SECTION 8.1.   Listing of Events of Default.  Each of the following events or occurrences described in this Section 8.1 shall constitute an “Event of Default”.

               SECTION 8.1.1.   Non-Payment of Obligations.  The Borrowers shall default in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrowers or any other Loan Party shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any commitment fee or of any other Obligation.

               SECTION 8.1.2.   Breach of Warranty.  Any representation or warranty of any Loan Party made or deemed to be made hereunder or in any other Transaction Document executed by it or any other writing or certificate furnished by or on behalf of any Borrower or other Loan Party to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Transaction Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

               SECTION 8.1.3.   Non-Performance of Certain Covenants and Obligations.  The Borrowers shall default in the due performance and observance of any of their obligations under Section 7.2 or Section 7.1.1(e), 7.1.4, 7.1.7 or 7.1.12.

               SECTION 8.1.4.   Non-Performance of Other Covenants and Obligations.  (a) Any Loan Party or their Restricted Subsidiaries or the General Partner shall default in the due performance and observance of any other agreement contained herein or in any other Transaction Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or (b) at any time during the Support Period, Hess shall fail to make a payment when due under the Support Agreement, and (i) such failure shall continue unremedied for a period of 30 days immediately following a period not in excess of 45 days commencing on the day on which such failure occurred during which USS Chartering LLC is diligently and in good faith pursuing its rights and remedies against Hess in accordance with the Support Agreement, and (ii) following the expiration of such 30 day period, the Majority Lenders declare the occurrence of an Event of Default as a result thereof; provided that (x) at the request of the Borrowers the Lenders agree to meet with the Borrowers during such 30 day cure period if so requested by the Borrowers to provide a forum for the Borrowers to present evidence to the effect that such Default is not material.

               SECTION 8.1.5.   Default on Other Indebtedness.  A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Borrower or any Restricted Subsidiary having a principal amount, individually, or in the aggregate for all Indebtedness of all Borrowers and their Restricted Subsidiaries, in excess of $1,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or administrative agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

               SECTION 8.1.6.   Judgments.  One or more judgments or orders for the payment of money where the uninsured portion of such claim (excluding permitted deductibles) is in excess of $1,000,000 individually or in the aggregate shall be rendered against the Loan Parties or any of them and either

(a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

(b) a stay of enforcement of such judgments or orders, by reason of a pending appeal or otherwise, shall not be in effect within 60 days from the entry thereof.

               SECTION 8.1.7.   Pension Plans.  Any of the following events shall occur with respect to any Pension Plan

          (a)          the institution of any steps by any Loan Party, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Loan Parties or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $500,000; or

(b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

               SECTION 8.1.8.   Change of Control.  Any Change in Control shall occur.

               SECTION 8.1.9.   Bankruptcy, Insolvency, etc.  The General Partner, any Loan Party or any of their Restricted Subsidiaries shall

(a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b)          apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the General Partner, for any Loan Party and for any of their Restricted Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c)          in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the General Partner, any Loan Party and any of their Restricted Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that each Loan Party hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d)          permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the General Partner, any Loan Party or any of their respective Restricted Subsidiaries, and, if any such case or proceeding is not commenced by the General Partner, such Loan Party or such Restricted Subsidiary, such case or proceeding shall be consented to or acquiesced in by the General Partner, such Loan Party or such Restricted Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that each Loan Party and each Restricted Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Transaction Documents; or

(e) take any action authorizing, or in furtherance of, any of the foregoing.

          SECTION 8.1.10.   Impairment of Security, etc.  (a) The Support Agreement, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Hess at any time during the Support Period and the Majority Lenders declare an Event of Default as a result thereof at any time but not earlier than thirty days after the occurrence and during the continuance of such event; or (b) Hess shall, directly or indirectly, at any time during the Support Period contest in any manner such effectiveness, validity, binding nature or enforceability, and the Majority

Lenders declare an Event of Default as a result thereof at any time but not earlier than thirty days after the occurrence and during the continuance of such event; or (c) any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Transaction Document; or (d) any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or in any material respect cease to be the legally valid, binding and enforceable obligation of any Loan Party party thereto.

               SECTION 8.1.11.   Guarantor Defaults.  Any Guarantor fails in any material respect to perform or observe any term, covenant or agreement in the Guaranty executed by such Guarantor and such failure shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender; or any Guaranty is for any reason (other than satisfaction in full of all Obligations and the termination of the Commitments) partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect in any material respect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

               SECTION 8.1.12.   Material Adverse Change.  The occurrence of any event which could reasonably be anticipated to have a material adverse effect in the condition (financial or otherwise), operations, assets, Business, or properties of the MLP and its Restricted Subsidiaries taken as a whole or in the Loan Parties’ ability to perform their respective obligations under this Agreement or any of the other Loan Documents.

               SECTION 8.1.13.   MLP Agreement.  The General Partner shall default in the observance or performance of any provision of the MLP Agreement and such default could reasonably be anticipated to have a Material Adverse Effect.

               SECTION 8.1.14.   Unrestricted Subsidiaries.  Any Indebtedness of any Unrestricted Subsidiary, including, without limitation, any obligations or other liabilities, contingent or otherwise, under the NASSCO Contract but excluding the Indebtedness permitted under Section 7.2.2(b)(ii), shall cease to be Non-Recourse Debt.  Product Carriers shall cease to be the Class B Member of the Joint Venture.

          SECTION 8.2.   Action if Bankruptcy.  If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

          SECTION 8.3.   Action if Other Event of Default.  If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Majority Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

ARTICLE IX

THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER,
ARRANGER AND COLLATERAL AGENT

          SECTION 9.1.   Actions.  (a) Each Lender hereby appoints CIBC as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document.  Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Majority Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.  Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender’s Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys’ fees, and as to which the Administrative Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Administrative Agent’s gross negligence or wilful misconduct.  The Administrative Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its reasonable satisfaction.  If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent’s determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

          (b)          Each Lender hereby appoints the Collateral Agent to act as trustee on its behalf solely for the purpose of acting as mortgagee under Mortgages and holding the first preferred mortgage interest in each Vessel granted to the Collateral Agent as trustee pursuant to the respective Mortgages.  The Collateral Agent hereby accepts such trust and declares that, as trustee, it will hold each Mortgage for the sole use and benefit of the Lenders.  The Collateral Agent shall, on behalf of the trust created hereby, perform its obligations hereunder, but only upon the terms and conditions of this Agreement.

          (c)          The Letter of Credit Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Majority Lenders to act for the Letter of Credit Issuer with respect thereto; provided, however, that the Letter of Credit Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX included the Letter of Credit Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Letter of Credit Issuer.

          (d)          Each Lender hereby appoints Lehman Commercial Paper Inc. as its Syndication Agent under and for purposes of this Agreement, the Notes and each other Loan Document, and authorizes the Syndication Agent to take such actions on its behalf and to exercise such powers as are delegated to the Syndication Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          (e)          The term “Administrative Agent” as used in this Article IX shall also include the Arrangers and the other Agents and the Arrangers and the other Agents shall have all of the benefits and immunities provided to the Administrative Agent in this Article IX with respect to any acts or omissions suffered by the Arrangers or the other Agents with respect to its activities as arranger of the facilities described in this Agreement and the other Transaction Documents, and with respect to its activities as Collateral Agent or Syndication Agent under the Loan Documents, as the case may be, and as additionally provided in the other Loan Documents with respect to the Collateral Agent.

          SECTION 9.2.   Funding Reliance, etc.  Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender (i) by 5:00 p.m., New York time, on the day prior to a Borrowing in the case of any Borrowing consisting of a LIBO Loan, or (ii) by noon New York time on the day of the Borrowing, in the case of any other Borrowing, that such Lender will not make available the amount which would constitute its Revolver Percentage or Term Percentage, as applicable, of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender on the one hand and the Borrowers on the other severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Base Rate Loans (including the Applicable Margin applicable thereto); it being understood that all obligations of the Borrowers hereunder shall be joint and several.

          SECTION 9.3.   Exculpation.  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Loan Party of its obligations hereunder or under any other Loan Document.  Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action.  The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

          SECTION 9.4.   Successor.  The Administrative Agent may resign as such at any time upon at least 30 days’ prior notice to the Borrowers and all Lenders.  If the Administrative Agent at any time shall resign, the Majority Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder.  If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of

(a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

(b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

In addition and not by way of limitation of the foregoing, the Collateral Agent may be replaced with cause by the Administrative Agent or the Majority Lenders with 30 days prior notice but only upon appointing pursuant to such notice a new Collateral Agent meeting the requirements to serve as Administrative Agent hereunder and acceptance of such appointment by the replacement Collateral Agent.  All the provisions relating to the replacement of the Administrative Agent upon resignation shall also apply to the replacement of the Collateral Agent whether upon resignation by the Collateral Agent or upon replacement by the Collateral Agent, the Administrative Agent or the Majority Lenders.

          SECTION 9.5.   Credit Extensions by CIBC, Lehman Commercial Paper Inc. and KeyBank National Association.  Each of CIBC, Lehman Commercial Paper Inc. and KeyBank National Association shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent, an Arranger, Letter of Credit Issuer, Syndication Agent or Collateral Agent, as the case may be.  Each of CIBC, Lehman Commercial Paper Inc. and KeyBank National Association and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Loan Party or any Subsidiary or Affiliate of any Loan Party as if CIBC, Lehman Commercial Paper Inc. or KeyBank National Association, respectively, were not the Administrative Agent, Arrangers, Letter of Credit Issuer, Syndication Agent or Collateral Agent, as the case may be hereunder.

          SECTION 9.6.   Credit Decisions.  Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender’s review of the financial information of the Loan Parties, this Agreement, the other Transaction Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments.  Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Transaction Document.

          SECTION 9.7.   Copies, etc.  The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrowers).  The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from any Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

          SECTION 9.8.   Arranger; Bookrunner.  None of the Lenders or other Persons or the Arrangers identified on the facing page, in this Agreement, or signature pages of this Agreement as an “arranger,” “lead arranger,” “joint lead arranger” or “bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such and only to the extent it is a Lender.  Without limiting the foregoing, none of the Lenders or other Persons so identified as an “arranger,” “lead arranger,” “joint lead arranger” or “bookrunner” shall have, or be deemed to have, any fiduciary relationship with any Lender or any other Person.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or the Arrangers so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

          SECTION 9.9.   Collateral Agent.  Notwithstanding any right, power or remedy granted to the Collateral Agent herein or pursuant to any other Loan Document, or at law, in equity, admiralty or otherwise, the Collateral Agent will not take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of 1916, as amended (the “Shipping Act”).  The Collateral Agent represents and warrants to the Borrowers and to each Secured Party that it is and will remain a United States Citizen within the meaning of Section 2 of the Shipping Act.  The Collateral Agent agrees that it will promptly prepare and deliver any affidavits or other similar documents evidencing its compliance with the Shipping Act as may be required in connection with the documentation, operation, chartering or mortgaging of the Vessels.  If at any time prior to the termination of the Security Agreements or the Mortgages with respect to the Vessels, the Collateral Agent ceases to comply with Section 2 of the Shipping Act, the Collateral Agent shall notify the Borrowers, the Administrative Agent and the Lenders of such fact and take all necessary actions to resign as the Collateral Agent in accordance with the provisions of this Agreement and the other Loan Documents.

ARTICLE X

MISCELLANEOUS PROVISIONS

          SECTION 10.1.   Waivers, Amendments, etc.  The provisions of this Agreement and of each other Transaction Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers or the applicable Loan Party and the Majority Lenders; provided, however, that no such amendment, modification or waiver which would:

(a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Majority Lenders shall be effective unless consented to by each Lender;

          (b)          modify this Section 10.1, change the definition of “Majority Lenders”, increase any Commitment Amount or the Percentage of any Lender other than pursuant to Section 2.1.6, reduce any fees described in Article III, change the schedule of reductions to the Commitments provided for in Section 3.1, release any collateral security, except as otherwise specifically provided in any Loan Document, release any Guarantor, limit any Guarantor’s liability in respect of its Guaranty, or terminate any Guaranty, or extend any Commitment Termination Date shall be made without the consent of each Lender, the Letter of Credit Issuer and each holder of a Note; provided, however, that the Collateral Agent shall have the right to execute and deliver any release of Lien (or other similar instrument) without the consent of any Lender to the extent such release is required to permit the Borrowers or any Restricted Subsidiary to consummate a transaction permitted by this Agreement or the other Loan Documents;

          (c)          extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Credit Extension (or reduce the principal amount of or rate of interest on any Credit Extension), or any fees or any other amount payable hereunder or under any Loan Document or change the definition of Applicable Margin or Letter of Credit Commitment Fee shall be made without the consent of all the Lenders;

          (d)          postpone any date fixed under the Support Agreement for the payment of any obligation payable by Hess thereunder, decrease any amount payable by Hess under the Support Agreement, increase any of the obligations of any of the Borrowers under the Support Agreement, or release or otherwise diminish, impair or decrease any obligation of Hess under the Support Agreement; or

          (e)          affect adversely the interests, rights or obligations of any Agent (as defined in Article IX) or the Letter of Credit Issuer qua such Agent (as defined in Article IX) or the Letter of Credit Issuer respectively shall be made without consent of such Agent (as defined in Article IX) or the Letter of Credit Issuer, as the case may be and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Letter of Credit Issuer in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Letter of Credit Issuer under this Agreement or under any Letter of Credit Confirmation relating to any Letter of Credit issued or to be issued by it.

No failure or delay on the part of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on any Loan Party in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent, any Lender or the holder of any Note under this Agreement or any other Transaction Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 10.2.   Notices.  All notices and other communications provided to any party hereto under this Agreement or any other Transaction Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Addendum Agreement or the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and receipt electronically confirmed).

          SECTION 10.3.   Payment of Costs and Expenses.  The Borrowers agree to pay on demand all expenses of the Arrangers, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the Collateral Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Arrangers, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the Collateral Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the Collateral Agent) in connection with

          (a)          the negotiation, preparation, execution and delivery of this Agreement and of each other Transaction Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

          (b)          the filing, recording, refiling or rerecording of the Mortgages, the Pledge Agreements and the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of any Mortgage, any Pledge Agreement, any Security Agreement, any Guaranty or any other security agreement or other instrument or documents delivered pursuant to the Loan Documents to secure any of the Obligations, and

(c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Transaction Document.

The Borrowers further agree to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Transaction Documents.  The Borrowers also agree to reimburse the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or such Lender in connection with (x) the negotiation of any restructuring or “work-out”, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

          SECTION 10.4.   Indemnification.  In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, each of the Borrowers hereby jointly and severally indemnifies, exonerates and holds the Administrative Agent, the Letter of Credit Issuer, the Arrangers, the Syndication Agent, the Collateral Agent, and each Lender and each of their respective officers, directors, employees, Affiliates and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a)          any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension (other than, with respect to the Arrangers, those Indemnified Liabilities arising out of or relating to the Senior Notes Offering or the Equity Offering to the extent that such Indemnified Liabilities are the subject of other indemnification provisions contained in agreements between the MLP and the Arrangers);

          (b)          the entering into and performance of this Agreement and any other Transaction Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Majority Lenders pursuant to Article V not to fund any Borrowing);

          (c)          any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Borrower or any of their respective Subsidiaries or any other Loan Party of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or such Lender is party thereto;

          (d)          any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Borrower or any of their respective Subsidiaries of any Hazardous Material; or

          (e)          the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any property owned or operated by any Borrower or any Subsidiary or any other Loan Party thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, any Borrower or such Subsidiary or such Loan Party, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or wilful misconduct.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  To the fullest extent permitted by applicable law, none of the Borrowers shall assert, and each of the Borrowers hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.

          SECTION 10.5.   Survival.  The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments.  The representations and warranties made by each Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

          SECTION 10.6.   Severability.  Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.7.   Headings.  The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

          SECTION 10.8.   Execution in Counterparts, Effectiveness, etc.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This Agreement shall become effective when counterparts hereof executed on behalf of the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent and each Borrower and Lender Addendum Agreements executed on behalf of Lenders having Commitments aggregating to the Term Loan Commitment Amount and the Revolving Commitment Amount (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent, the Borrowers and each Lender.

          SECTION 10.9.   Governing Law; Entire Agreement.  THIS AGREEMENT, THE NOTES AND EACH OTHER TRANSACTION DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 10.10.   Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a)          No Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and all Lenders; and

(b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

          SECTION 10.11.   Sale and Transfer of Loans and Notes; Participations in Loans and Notes.  Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.

               SECTION 10.11.1.   Assignments.  Any Lender,

          (a)          with the written consents of the Administrative Agent and (in the case of an assignment of any portion of the Revolving Commitment) the Letter of Credit Issuer, and, as long as no Default or Event of Default shall have occurred and be continuing, with the consent of the Borrowers (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrowers, shall be deemed to have been given in the absence of a written notice delivered by the Borrowers to the Administrative Agent, on or before the fifth Business Day after receipt by the Borrowers of such Lender’s request for consent, stating, in reasonable detail, the reasons why the Borrowers propose to withhold such consent) may at any time assign and delegate to one or more Eligible Assignee, and

          (b)          with notice to the Borrowers, the Letter of Credit Issuer and the Administrative Agent, but without the consent of the Borrowers, the Letter of Credit Issuer or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender, any Affiliate of a Lender, or to any Affiliated Fund

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an “Assignee Lender”), all or any fraction of such Lender’s total Loans and Commitments (which assignment and delegation need not be of a constant percentage of all the assigning Lender’s Term Loans and Term Commitments, in the case of an assignment by a Term Lender and will be of a constant, and not a varying, percentage of all of the assigning Lender’s Revolving Loans, and Revolving Commitments, in the case of an assignment by a Revolver Lender, it being understood that if a Lender is both a Revolver Lender and a Term Lender it is not obligated to assign constant percentages in both Commitments and both Loans) and in the case of an assignment to a Person that is not an existing Lender, in a minimum aggregate amount of $1,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6(c) and further, provided, however, that, each Borrower, the Letter of Credit Issuer, and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c)          written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to such Borrower, the Letter of Credit Issuer, and the Administrative Agent by such Lender and such Assignee Lender,

          (d)          such Assignee Lender shall have executed and delivered to such Borrower, the Letter of Credit Issuer and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and (in the case of an assignment of any portion of the Resolving Commitment) the Letter of Credit Issuer, and

(e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent and, if applicable, the Letter of Credit Issuer, accept such Lender Assignment Agreement and the Administrative Agent records such transfer in the Register, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents.  Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrowers shall, if requested, execute and deliver to the

Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender’s assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes, if any, then held by such assignor Lender).  Each such Note shall be dated as of the Closing Date.  If the assignor or Lender had requested and been provided with Notes, the assignor Lender shall mark the predecessor Notes “exchanged” and deliver them to the relevant Borrower.  Accrued interest on that part of the Loans so assigned, and accrued fees on the assigned Commitments, shall be paid as provided in the Lender Assignment Agreement.  Accrued interest on that part of the Loans not so assigned and accrued fees on the Commitments not so assigned shall be paid to the assignor Lender.  Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement.  Such assignor Lender or such Assignee Lender must also pay a processing fee to and for the account of the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500 (except, in the case of an assignment to an Affiliate of the assigning Lender, the processing and recordation fee shall be $1,000).  Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.

               SECTION 10.11.2.   Participations.  Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a “Participant”) participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

(a) no participation contemplated in this Section 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

(b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

          (c)          each Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and each of the other Loan Documents,

          (d)          no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant’s consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and

(e) the Borrowers shall not be required to pay any amount under Section 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

Each Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any pledge or assignment to secure obligations to a Federal Reserve Bank or (ii) any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or Letter of Credit Loans) hereunder to any trustee or any other representative of holders of obligations owed or securities issued by such Lender as security for such obligations or securities, in either case without notice to or consent of the Borrowers, the Letter of Credit Issuer or the Administrative Agent; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 10.12.   Confidentiality.  The Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or any bona fide prospective transferee, participant or assignee as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

          (a)          unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

          (b)          prior to any such disclosure pursuant to this Section 10.12, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

(i) to be bound by this Section 10.12; and

(ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.12; and

          (c)          except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by any Borrower or any Subsidiary.

          SECTION 10.13.   Other Transactions.  Nothing contained herein shall preclude the Administrative Agent, the Letter of Credit Issuer, the Arranger, the Collateral Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with any Loan Party, Hess or any of their respective Affiliates in which such Loan Party, Hess or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 10.14.   Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LETTER OF CREDIT ISSUER, THE COLLATERAL AGENT, THE LENDERS, THE ARRANGER OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          SECTION 10.15.   Waiver of Jury Trial.  THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER, THE LENDERS OR THE BORROWERS.  EACH OF

THE BORROWERS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LETTER OF CREDIT ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

          SECTION 10.16.   Joint and Several Obligations.

          (a)          It is understood by the parties hereto, and the Borrowers hereby acknowledge and affirm, that all of the Obligations of the Borrowers hereunder and under the other Loan Documents (including, without limitation, all of the obligations of the Borrowers under and in connection with each of the Letters of Credit and each of the applications and confirmations therefor made by any Borrower to the Letter of Credit Issuer, and all of the obligations of the Borrowers under the Notes) shall be joint and several; provided, however, that Chemical Pioneer, and its wholly-owned Restricted Subsidiaries, shall not be jointly and severally liable as a Borrower for any Obligations in an amount in excess of $155,387,647, in the aggregate, incurred by any Borrowers with respect to (i) any Initial Draw Term Loans or (ii) any other Loans or Letters of Credit outstanding as of the Closing Date, but shall be jointly and severally liable as Borrower for all other Obligations.  Except as expressly set forth in Article 8, each Borrower waives presentation to, demand of payment from and protest to the Lenders of any of the obligations and liabilities of the other Borrowers hereunder and also waives notice of protest for nonpayment and notice of acceleration and notice of intent to accelerate, and all other notices of any kind.  Except as expressly set forth in Article 8, each Borrower waives notice of any default by the other Borrowers hereunder.  The obligations and liabilities of each Borrower hereunder shall not be affected by (i) the failure of any Lender, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent or the Collateral Agent to assert any claim or demand or to enforce any right or remedy against the other Borrowers or any other Person under this Agreement or any other Transaction Document; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any other Transaction Document; (iv) the release of any obligation or liability of the other Borrowers by any Lender, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent or the Collateral Agent; (v) the failure of any Lender to exercise any right or remedy against any Borrower; (vi) any change in the ownership of any of the Borrowers; or (vii) any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any of the Borrowers, any Lender, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or the Administrative Agent.

          (b)          If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

(c) The obligations of each Borrower under the provisions of this Section 10.16 constitute full recourse obligations of such Borrowers, enforceable in accordance with the terms of this Agreement.

          (d)          The provisions of this Section 10.16 are made for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and the Letter of Credit Issuer and their successors and assigns, and may be enforced by the Administrative Agent, the Syndication Agent, the Collateral Agent, the Letter of Credit Issuer and the Lenders from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of their claims or to exercise any of their rights against the other Borrowers or to exhaust any remedies available to them against the other Borrowers or to resort to any other source or means of obtaining payment of all or any part of the obligations hereunder or to elect any other remedy.  The provisions of this Section 10.16 shall remain in effect until all of the obligations hereunder shall have been paid in full or otherwise fully satisfied and all of the Commitments and Letters of Credit shall have terminated or expired.  If at any time, any payment, or any part thereof, made in respect of all or any part of the Obligations hereunder, is rescinded or must otherwise be restored or returned by any of the Lenders upon the insolvency, bankruptcy or reorganization of a Borrower, or otherwise, the provisions of this Section 10.16 will forthwith be reinstated in effect, as though such payment had not been made.

          (e)          Any action by one Borrower under this Agreement or any of the other Loan Documents shall conclusively bind all of the other Borrowers; provided, however, that Chemical Pioneer, and its wholly-owned Restricted Subsidiaries, shall not be bound as a Borrower with respect to any Obligations in an amount in excess of $155,387,647, in the aggregate, incurred by any Borrower with respect to (i) any Initial Draw Term Loans or (ii) any other Loans or Letters of Credit outstanding as of the Closing Date, but shall be so bound as to all other Obligations.

          SECTION 10.17.   Delivery of Lender Addenda.  Each Person which becomes a Lender hereunder on the date hereof shall become a party to this Agreement by delivering to the Administrative Agent, a Lender Addendum Agreement duly executed by such Person, the Borrowers and the Administrative Agent.

          SECTION 10.18.   Removal and Replacement of Lenders and Participants.

          (a)          If any Lender (or Participant, if applicable) has refused to approve or consent to any waiver, amendment or modification with respect to any Loan Document that requires the affirmative approval or consent of all of the Lenders in accordance with Section 10.1 of this Agreement but that has been otherwise approved or consented to by the Majority Lenders, the Borrowers may, upon notice to such Lender (or Participant) and the Administrative Agent, (i) remove such Lender (or Participant) by terminating such Lender’s (or Participant’s) Commitment or (ii) replace such Lender (or Participant) by causing such Lender (or Participant) to assign its Commitment (without payment of any assignment fee) pursuant to Section 10.11.1 to one or more other Lenders or Eligible Assignees procured by the Borrowers; provided, however, that if the Borrowers elect to exercise such right with respect to any Lender (or Participant) following such Lender’s refusal to approve or consent to such waiver, amendment or modification, the Borrower shall be obligated to remove or replace, as the case may be, all Lenders (or Participants) that have also refused to approve such waiver, amendment or modification.  The Borrowers shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender (or Participant) through the date of termination or assignment (including any amounts payable pursuant to Section 4.4), (y) provide appropriate assurances and indemnities (which may include letters of credit) to the Letter of Credit Issuer as may reasonably be required with respect to any continuing obligation to purchase participation interests in any Letter of Credit Obligations then outstanding, and (z) release such Lender (or Participant) from its obligations under the Loan Documents.  Any Lender being replaced shall execute and deliver a Lender Assignment Agreement with respect to such Lender’s Commitment and outstanding Credit Extensions.

(b) This section shall supersede any provision in Section 10.1 to the contrary.

          SECTION 10.19.   USA PATRIOT Act Notice.  Each Lender, the Administrative Agent, the Syndication Agent and the Collateral Agent hereby notifies the Borrowers and each other Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower and each other Loan Party, which information includes the name and address of each Borrower and each other Loan Party and other information that will allow such Lender or such Agent, as applicable, to identify each Borrower and each Loan Party in accordance with the Act.

          SECTION 10.20.   Assumption, Renewal and Continuation of Existing Indebtedness.  Upon the effectiveness of this Agreement, all of the Existing Indebtedness outstanding on such date shall hereby be restructured, rearranged, renewed, extended and continued as provided in this Agreement and all Loans outstanding under the Existing Credit Facility shall become Loans outstanding hereunder and governed by this Agreement; provided, however, that with respect to Loans outstanding under the Existing Credit Facility as of the Closing Date, Chemical Pioneer, and its wholly-owned Restricted Subsidiaries, shall only be liable as a Borrower with respect to $155,387,647 of such outstanding Loans.  Each of the New Borrowers hereby expressly assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations (collectively, the “Assumed Obligations”) of the Borrowers under the Existing Credit Facility and hereunder and agrees to be obligated with respect to all such Assumed Obligations as if such New Borrower had been a Borrower (as defined therein) under the Existing Credit Facility.  In connection herewith, the Existing Lenders have sold, assigned, transferred and conveyed, and Lenders party to this Agreement have purchased and accepted, and hereby purchase and accept, so much of the Existing Indebtedness such that each Lender’s percentage of the loans and obligations outstanding pursuant to the Existing Credit Facility, as restructured, rearranged, renewed, extended and continued pursuant to this Agreement, shall be equal to such Lender’s Percentage of the Commitments upon the effectiveness of this Agreement.  The Lenders acknowledge and agree that the assignment, transfer and conveyance of the Existing Indebtedness is without recourse to the Existing Lenders and without any warranties whatsoever by the Collateral Agent, the Administrative Agent, the Letter of Credit Issuer or any Existing

Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.  Following the effectiveness of this Agreement, the Administration Agent shall request that each Existing Lender return any and all promissory notes issued by the Existing Borrowers in connection with the Existing Credit Facility.  All such notes received by the Administration Agent shall be marked “Restructured, Rearranged, Renewed, Extended and Continued” and returned to the Existing Borrowers.

          SECTION 10.21.   Releases with Respect to Product Carriers.  Upon the effectiveness of this Agreement and for good and valuable consideration, receipt of which is hereby acknowledged, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the other Lenders (the “Releasing Parties”) hereby irrevocably and unconditionally release and terminate, without recourse, representation or warranty of any kind, (i) all Liens, security interests, pledges, claims or encumbrances granted by Product Carriers pursuant to the Product Carriers Guaranty, Product Carriers Security Agreement and each Loan Document executed and delivered prior to the Effective Date by Product Carriers under the Existing Credit Facility (the “Terminated Security Documents”), and (ii) all obligations and liabilities of Product Carriers to the Releasing Parties howsoever arising under the Terminated Security Documents or otherwise and whether actual or contingent.  The Releasing Parties will, at the Borrowers’ cost and expense, take all such further actions as Product Carriers may reasonably request to cancel and terminate such Terminated Security Documents, and terminate any financing statements executed in connection therewith that relate to such Terminated Security Documents, and will take all such further actions as may reasonably be requested by Product Carriers to evidence or give effect to the release and termination of such Terminated Security Documents.  Product Carriers shall hereafter cease to be (a) a “Grantor” or “Pledgor” under any Terminated Security Document; (b) a “Guarantor” and (c) a “Loan Party”, and shall be released from any obligation as a “Guarantor” or “Loan Party” under any other Loan Document (as defined in the Existing Credit Facility) executed and delivered prior to the Effective Date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

U.S. SHIPPING PARTNERS L.P. , as Borrower

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: 399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

U.S. SHIPPING OPERATING LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB BALTIMORE LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB GROTON LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB JACKSONVILLE LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB MOBILE LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB NEW YORK LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

ITB PHILADELPHIA LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS CHARTERING LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS CHEMICAL CHARTERING LLC,
as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS CHEMICAL PIONEER INC.,
as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS CHARLESTON CHARTERING LLC,
as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS CHARLESTON LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS ATB LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS ATB 1 LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS ATB 2 LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USCS SEA VENTURE LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS M/V HOUSTON LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

U.S. SHIPPING FINANCE CORP., as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS PRODUCT MANAGER LLC, as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

USS JV MANAGER INC., as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

S-20-A

USS PC HOLDING CORP., as Borrower

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile No.: 732-635-1940

Attention: Paul Gridley

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

S-20-B

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

Address: 300 Madison Avenue
New York, New York 10017

Facsimile No.: 212-856-3763

Attention: Agency Services

LEHMAN COMMERCIAL PAPER INC., as Syndication Agent

By:	/s/

Name:
Title:

Address: 745 7th Avenue, 5th Floor
New York, New York 10019

Facsimile No.: 212-520-0450

Attention: Deal Closing & Servicing Dept.

KEYBANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Address: Preston Commons West Tower
8117 Preston Road, Suite 440
Dallas, Texas 75225

Telephone: 214-414-2580

Facsimile No.: 214-414-2610

Attention: Thomas Rajan

CIBC INC., as Lender

By:	/s/

Name:
Title:

Address: 300 Madison Avenue
New York, New York 10017

Facsimile No.: 212-856-3763

Attention: Agency Services

LEHMAN COMMERCIAL PAPER INC.,
as Lender

By:	/s/

Name:
Title:

Address: 745 7th Avenue, 5th Floor
New York, New York 10019

Facsimile No.: 212-520-0450

Attention: Deal Closing & Servicing Dept.

CITIBANK, N.A., as Lender

By:	/s/

Name:

Title:

Address:

Facsimile No.:

Attention:

SCHEDULE I

DISCLOSURE SCHEDULE

ITEM 2.1.4	Existing Letters of Credit

Beneficiary	Expiration Date	Amount

Loro Piano USA LLC	9/22/06	$214,072.50

ITEM 6.3	Governmental Approval, Regulation, etc.

          Amendments to Mortgages for the M/V Houston, Sea Venture, M/V Charleston, S.S. Chemical Pioneer and Vessels owned by the Original Owners must be filed and recorded.  UCC-1s and UCC-3s must be filed.

ITEM 6.6    Material Adverse Effect

          None.

ITEM 6.7    Litigation

          None.

ITEM 6.8    Existing Subsidiaries

A.         U.S. Shipping Partners L.P.

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

U.S. Shipping Operating LLC	Delaware	100%	Owner of Subsidiaries listed under Part B	Restricted Subsidiary
U.S. Shipping Finance Corp.	Delaware	100%	Co-Issuer of Senior Notes	Restricted Subsidiary

Schedule I - 1

B.	U.S. Shipping Operating LLC

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USS Chartering LLC	Delaware	100%	Charterer and operator of Vessels	Restricted Subsidiary
USCS Charleston Chartering LLC	Delaware	100%	Charterer and operator of Vessels	Restricted Subsidiary
USCS Chemical Pioneer Inc.	Delaware	100%	Owner of S.S. Chemical Pioneer	Restricted Subsidiary
USCS ATB LLC	Delaware	100%	Owner of ATB following the completion of its construction	Restricted Subsidiary
USS JV Manager Inc.	Delaware	100%	Owner of Product Manager	Restricted Subsidiary
USS PC Holding Corp.	Delaware	100%	Corporate Holding of Company Product Carriers	Restricted Subsidiary
USS Product Carriers LLC	Delaware	99.5% (100% of Class A interests; 99% of Class B interests)	Managing Member of the Joint Venture and to contract for the construction of nine (which may be decreased under certain circumstances down to zero) doubled-hulled product tankers	Unrestricted Subsidiary

USS Chartering LLC and USCS Charleston Chartering LLC may merge following the Closing Date.

C.	USS Chartering LLC

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

ITB Baltimore LLC	Delaware	100%	Owner of Baltimore	Restricted Subsidiary
ITB Groton LLC	Delaware	100%	Owner of Groton	Restricted Subsidiary

Schedule I - 2

ITB Jacksonville LLC	Delaware	100%	Owner of Jacksonville	Restricted Subsidiary
ITB Mobile LLC	Delaware	100%	Owner of Mobile	Restricted Subsidiary
ITB New York LLC	Delaware	100%	Owner of New York	Restricted Subsidiary
ITB Philadelphia LLC	Delaware	100%	Owner of Philadelphia	Restricted Subsidiary
USS ATB 1 LLC	Delaware	100%	Owner of first New ATB following the completion of its construction	Restricted Subsidiary
USS ATB 2 LLC	Delaware	100%	Owner of second New ATB following the completion of its construction	Restricted Subsidiary
USCS Sea Venture LLC	Delaware	100%	Owner of Sea Venture	Restricted Subsidiary
USCS M/V Houston LLC	Delaware	100%	Owner of M/V Houston	Restricted Subsidiary

D.	USCS Charleston Chartering LLC

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USCS Charleston LLC	Delaware	100%	Owner of M/V Charleston	Restricted Subsidiary

E.	USCS Chemical Pioneer Inc.

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USCS Chemical Chartering LLC	Delaware	100%	Charterer and operator of Vessel	Restricted Subsidiary

Schedule I - 3

F.	USS JV Manager Inc.

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USS Product Manager LLC	Delaware	100%	Provide management services to the Joint Venture	Restricted Subsidiary

G.	USS PC Holding Corp.

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USS Product Carriers LLC	Delaware	0.5% (1% of Class B interests)	Managing Member of the Joint Venture and to contract for the construction of nine (which may be decreased under certain circumstances down to zero) doubled-hulled product tankers	Unrestricted Subsidiary

H.	USS Product Carriers LLC

Name of Subsidiary	State of Formation/ Incorporation	Ownership%	Business Description	Restricted/ Unrestricted Subsidiary

USS Products Investor LLC	Delaware	40%; with right to appoint four of six members of board of directors unless “Board Reduction Event” under the Joint Venture Agreement has occurred	Joint venture to contract for construction of five (which may be increased under certain circumstances up to nine) doubled-hulled product tankers	Unrestricted Subsidiary

Schedule I - 4

ITEM 6.11	Employee Benefit Plans

None.

ITEM 6.12	Environmental Matters

None.

ITEM 6.17	Contractual Default

None.

ITEM 6.18	Labor Relations

None.

ITEM 7.2.2(a)(ii)	Ongoing Indebtedness

Senior Notes
Capitalization LOC

ITEM 7.2.5(a)	Ongoing Investments

          Construction of two New ATBs and exercised options on two barges for two more New ATBs (which options are subject to an option to be cancelled), with option to construct up to four more pusher tugs, pursuant to the New ATB Construction Contracts.

          Investment in Product Carriers which has committed to making a total of $70,000,000 in equity contributions to the Joint Venture pursuant to the terms of the Joint Venture Agreement.

Schedule I - 5

SCHEDULE II

DESCRIPTION OF VESSELS

Name of Vessel	Official Number	Port of Registry	Primary Service	Endorsements

Baltimore	654191	Wilmington, DE	Towing Vessel	Coastwise & Registry

Baltimore	654194	Wilmington, DE	Tank Barge	Coastwise & Registry

Charleston	658493	Wilmington, DE	Tank Ship	Coastwise & Registry

Chemical Pioneer	661060	New York, NY	Tank Ship	Coastwise & Registry

Groton	647320	Wilmington, DE	Towing Vessel	Coastwise & Registry

Groton	632268	Wilmington, DE	Tank Barge	Coastwise & Registry

Houston	684689	Wilmington, DE	Tank Ship	Coastwise & Registry

Jacksonville	631787	Wilmington, DE	Towing Vessel	Coastwise & Registry

Jacksonville	631788	Philadelphia, PA	Tank Barge	Coastwise & Registry

Mobile	654193	New York, NY	Towing Vessel	Coastwise & Registry

Mobile	654196	New York, NY	Tank Barge	Coastwise & Registry

New York	648935	Wilmington, DE	Towing Vessel	Coastwise & Registry

New York	648934	Wilmington, DE	Tank Barge	Coastwise & Registry

Philadelphia	654192	New York, NY	Towing Vessel	Coastwise & Registry

Schedule II - 1

Name of Vessel	Official Number	Port of Registry	Primary Service	Endorsements

Philadelphia	654195	New York, NY	Tank Barge	Coastwise & Registry
Sea Venture	659954	Wilmington, DE	Tank Ship	Coastwise & Registry

Schedule II - 2

EXHIBIT A

FORM OF REVOLVING NOTE

$	August 7, 2006

          FOR VALUE RECEIVED, the undersigned, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (collectively, the “Borrowers”), jointly and severally promise to pay to the order of [REVOLVING LENDER FULL NAME ALL CAPS], a ___________________ (the “Revolving Lender”), on August 6, 2011 the principal sum of __________________ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Revolving Lender pursuant to that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders, and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).

          The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

          Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

          This Revolving Note is a replacement of (but not an extinguishment or novation of), those certain Revolving Notes, dated November 3, 2004, executed by U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc. (as successor-by-conversion to Chemical Pioneer LLC), USCS Charleston Chartering LLC, USCS

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Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, in the principal amount of $15,000,000 each and payable to the order of KeyBank National Association and LaSalle Bank National Association (collectively, the “Prior Notes”), and the indebtedness evidenced hereby and thereby is a continuing indebtedness, except as provided in Section 10.20 of the Credit Agreement with respect to the undersigned USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC, and nothing herein contained or implied shall be construed to deem such indebtedness or any accrued and unpaid interest thereon paid, satisfied, novated or terminated.  All liens and security interests that exist to secure the indebtedness evidenced by the Prior Notes, other than any expressly released concurrently with the execution of the Credit Agreement, shall continue in full force and effect to secure the indebtedness as evidenced by this Revolving Note.

          This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable.  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          THIS REVOLVING NOTE HAS BEEN DELIVERED IN THE CITY OF NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

U.S. Shipping Partners L.P., a Delaware limited partnership

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Name:
Title:

3

U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC. USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, jointly and severally

By:	/s/

Name:
Title:

4

REVOLVING LOANS AND PRINCIPAL PAYMENTS

	Amount of Revolving Loan Made			Amount of Principal Repaid		Unpaid Principal Balance

Date	Alternate Base Rate	LIBO Rate	Interest Period (if applicable)	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

EXHIBIT B

FORM OF TERM NOTE

$	August 7, 2006

          FOR VALUE RECEIVED, the undersigned, U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (collectively, the “Borrowers”), jointly and severally promise to pay to the order of [TERM LENDER FULL NAME ALL CAPS], a ___________________ (the “Term Lender”), the principal sum of ____________________ DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made by the Term Lender pursuant to that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders, and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement), payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on August 6, 2012.

          The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

          Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

          This Term Note is an extension, renewal, and replacement of (but not an extinguishment or novation of), and is given in partial substitution and exchange for, amounts outstanding under that certain Term Note, dated November 3, 2004, executed by U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC,

2

USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc. (as successor-by-conversion to Chemical Pioneer LLC), USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company, payable to the order of LaSalle Bank National Association in the aggregate principal amount of $20,000,000 (the “Prior Notes”), and the indebtedness evidenced hereby and thereby is a continuing indebtedness, except as provided in Section 10.20 of the Credit Agreement with respect to the undersigned USCS Chemical Pioneer LLC and USCS Chemical Chartering LLC, and nothing herein contained or implied shall be construed to deem such indebtedness or any accrued and unpaid interest thereon paid, satisfied, novated or terminated.  All liens and security interests that exist to secure the indebtedness evidenced by the Prior Notes, other than any expressly released concurrently with the execution of the Credit Agreement, shall continue in full force and effect to secure the indebtedness as evidenced by this Term Note.

          This Term Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term Note and on which such Indebtedness maybe declared to be immediately due and payable.  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          THIS TERM NOTE HAS BEEN DELIVERED IN THE CITY OF NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

U.S. Shipping Partners L.P., a Delaware limited partnership

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Name:
Title:

3

U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC. USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, jointly and severally

By:	/s/

Name:
Title:

4

TERM LOANS AND PRINCIPAL PAYMENTS

	Amount of Term Loan Made			Amount of Principal Repaid		Unpaid Principal Balance

Date	Alternate Base Rate	LIBO Rate	Interest Period (if applicable)	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

EXHIBIT C

FORM OF BORROWING REQUEST

Canadian Imperial Bank of Commerce, as Administrative Agent
[Address]

Attention:	[Name]
[Title]

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership,
U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC,
ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC,
ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC,
USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC, and USS PRODUCT MANAGER LLC
each a Delaware limited liability company,
USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP.,
each a Delaware corporation

Gentlemen and Ladies:

          This Borrowing Request is delivered to you pursuant to Section 2.3.1 of the Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Borrowers hereby request that a [Revolving Loan] [Term Loan] be made in the aggregate principal amount of $__________ on __________, 20___ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

          The Borrowers hereby acknowledge that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the

2

Borrowers that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

          The Borrowers agree that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.  Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

Please wire transfer the proceeds of the Borrowing to the accounts of the following Persons at the financial institutions indicated respectively:

Person to be Paid
Amount to be Transferred			Name, Address, etc of Transferee Lender.
	Name	Account No.

$___________________	___________________	___________________	__________________________________
__________________________________
Attention: __________________________

$___________________	___________________	___________________	__________________________________
__________________________________
Attention: __________________________

Balance of such proceeds	The Borrower	___________________	__________________________________
__________________________________
Attention: __________________________

3

          The Borrowers have caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 20___.

[U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Name:
Title:][1]

U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, [USCS CHEMICAL CHARTERING LLC,][2] USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC and USS PRODUCT MANAGER LLC, each a Delaware limited liability company, [USCS CHEMICAL PIONEER INC.],[3] USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation

By:	/s/

Name:
Title:

[1]	Do not use for Initial Draw Term Loan request for $155,387,647 by USCS Chemical Pioneer Inc. and USCS Chemical Chartering LLC.
[2]

Do not include in Borrowing Request for Initial Draw Term Loan, exclusive of $155,387,647.  For an Initial Draw Term Loan of $155,387,647, Borrowing Request to be executed only by USCS Chemical Pioneer Inc. and USCS Chemical Chartering LLC.

[3]

Do not include in Borrowing Request for Initial Draw Term Loan, exclusive of $155,387,647.  For an Initial Draw Term Loan of $155,387,647, Borrowing Request to be executed only by USCS Chemical Pioneer Inc. and USCS Chemical Chartering LLC.

EXHIBIT D

FORM OF CONTINUATION/CONVERSION NOTICE

Canadian Imperial Bank of Commerce, as Administrative Agent
[Address]

Attention:          [Name]
                          [Title]

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership,
U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC,
ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC,
ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC,
USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC and USS PRODUCT MANAGER LLC
each a Delaware limited liability company,
USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING
CORP. and U.S. SHIPPING FINANCE CORP.,
each a Delaware corporation

Gentlemen and Ladies:

          This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Borrowers hereby request that on ____________, 20___,

                    1.     $___________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on __________, 20___ [and $__________ of the

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presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on __________, 20___],

                    2.     which are presently being maintained as 4[Base Rate Loans] [LIBO Rate Loans],

                    3.     be [converted into] [continued as],

                    4.     5[LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].

The Borrowers hereby:

(a) certify and warrant that no Default has occurred and is continuing; and

          (b)     agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

          The Borrowers have caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, 20___.

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Name:
Title:

[4]	Select appropriate interest rate option.
[5]	Insert appropriate interest rate option.

3

U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC and USS PRODUCT MANAGER LLC, each a Delaware limited liability company, USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation

By:	/s/

Name:
Title:

EXHIBIT E

LENDER ASSIGNMENT AND ASSUMPTION AGREEMENT

                    This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between <Assignor> (the “Assignor”) and <Assignee> (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                    For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and the percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:	<Assignor>

2.	Assignee:	<Assignee>, an Eligible Assignee

3.	Borrowers:

U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation

4.	Administrative Agent:	Canadian Imperial Bank of Commerce, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto), among the Borrowers, the Lenders party thereto, the Administrative Agent, and the other agents party thereto.

2

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitments/Loans for all Lenders	Amount of Commitments/Loans Assigned	Percentage Assigned of Commitments/Loans

Revolving Commitment	<$40,000,000>	$<Revolver>	<___>%
Term Commitment	<$310,000,000>	$<Term>	<Term Perc>%

7.	Effective Date:	_______________, 20____

The terms set forth in this Assignment are hereby agreed to:

ASSIGNEE
<ASSIGNEE>

By:	/s/

Name:
Title:

ASSIGNOR
<ASSIGNOR>

By:	/s/

Name:
Title:

Accepted and Acknowledged:

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:	/s/

Name:
Title:

3

[CANADIAN IMPERIAL BANK OF COMMERCE,
as Letter of Credit Issuer Agent][6]

By:	/s/

Name:
Title:

[6]	If Applicable

4

 U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC and USS PRODUCT MANAGER LLC, each a Delaware limited liability company, USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation[7]

By:	/s/

Name:
Title:

U.S. SHIPPING PARTNERS L.P., as Borrower[2]

By:	US Shipping General Partner LLC,
its general partner

By:	/s/

Name:
Title:

[7]	If required

ANNEX 1

U.S. SHIPPING PARTNERS L.P.
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

                    1.          Representations and Warranties.

                    1.1        Assignor.          The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document (as defined below), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document, or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                    1.2.       Assignee.          The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and of the other Credit Documents, including, without limitation, the Guaranties, the Mortgages, the Pledge Agreements, the Security Agreements, the Intercreditor Agreement and the Cash Collateral Control Agreement, and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder, including, without limitation, the Guaranties, the Mortgages, the Pledge Agreements, the Cash Collateral Control Agreement, the Intercreditor Agreement, the Security Agreements and copies of the financial statements delivered pursuant to Section 5.1.12 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

Annex 1-- 1

                    2.          Payments.          From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

                    3.          General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment.  This Assignment shall be governed by, and construed in accordance with, the law of the State of New York (without regard to any conflict of laws principles which would require the application of the law of any other jurisdiction).

Annex 1-- 2

EXHIBIT G

FORM OF FIRST AMENDMENT TO [AMENDED AND RESTATED]1
FIRST PREFERRED [FLEET]2 [SHIP]3 MORTGAGE ON THE WHOLE OF THE

[NAME OF TUG/VESSEL ALL CAPS] [(TUG)]4

(OFFICIAL NUMBER _________)5

[[NAME OF BARGE ALL CAPS] (BARGE)

(OFFICIAL NUMBER _______ )6]7

$355,500,000

[NAME OF MORTGAGOR ALL CAPS]
c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

OWNER AND MORTGAGOR

IN FAVOR OF

KEYBANK NATIONAL ASSOCIATION,
in its capacity as Collateral Agent, as Trustee, under
that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006
Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, TX 75225

MORTGAGEE

[1]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[2]	Use for ITB vessels.
[3]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC, and USCS Sea Venture LLC.
[4]	Use for ITB vessels.
[5]

ITB Baltimore LLC: 654191; ITB Groton LLC: 647320; ITB Jacksonville LLC: 631787; ITB Mobile LLC: 654193; ITB New York LLC: 648935; ITB Philadelphia LLC: 654192; USCS Charleston LLC: 658493; USCS Chemical Pioneer Inc.: 661060; USS M/V Houston LLC: 684689; USCS Sea Venture LLC: 659954

[6]	ITB Baltimore LLC: 654194; ITB Groton LLC: 632268; ITB Jacksonville LLC: 631788; ITB Mobile LLC: 654196; ITB New York LLC: 648934; ITB Philadelphia LLC: 654195
[7]	Use for ITB vessels.

Dated: as of August 7, 2006

Discharge Amount:
$355,500,000 Together
With Interest, Expenses, Fees,
Performance of Mortgage and Credit Agreement and
Secured Hedge Agreement Covenants and
Termination Payments under the Secured Hedge Agreements

FIRST AMENDMENT TO [AMENDED AND RESTATED]8 FIRST PREFERRED
[FLEET]9 [SHIP]10 MORTGAGE

          THIS FIRST AMENDMENT TO [AMENDED AND RESTATED]11 FIRST PREFERRED [FLEET]12 [SHIP]13 MORTGAGE (hereinafter called the “First Amendment”), dated as of August 7, 2006, is from [NAME OF MORTGAGOR ALL CAPS], a Delaware [limited liability company]14 [corporation]15 whose mailing address is c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837 (hereinafter called “Mortgagor”) to KEYBANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent (in such capacity together with its successors and assigns in such capacities, the “Collateral Agent”), as trustee on behalf of itself, the Administrative Agent (as hereinafter defined), the Lenders (as hereinafter defined), the Letter of Credit Issuer (as hereinafter defined) and the Secured Hedge Counterparties (as hereinafter defined), whose mailing address is Preston Commons West Tower, 8117 Preston Road, Ste. 440, Dallas, TX 75225 (hereinafter called “Mortgagee”). Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Third Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

          [WHEREAS, Mortgagor, United States Shipping LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC,]16 USS Chartering LLC, USS Transport LLC, and USS Vessel Management Inc. (collectively, the “First Borrowers”) have heretofore entered into that certain Credit Agreement, dated as of September 13, 2002, by and among the First Borrowers, National City Bank, as collateral agent, and the other parties thereto, as amended by that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, by and among Mortgagor, the other First Borrowers, United States Shipping Master LLC, United States Chemical Shipping LLC, USCS Chemical Transport LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), and USCS Charleston LLC, as the Borrowers, National City Bank, as collateral agent, and the other parties thereto, as further amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004, as further amended by that certain Second Amended and Restated Credit

[8]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[9]	Use for ITB vessels.
[10]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC, and USCS Sea Venture LLC.
[11]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[12]	Use for ITB vessels.
[13]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC, and USCS Sea Venture LLC.
[14]	Use for all Mortgagors except USCS Chemical Pioneer Inc.
[15]	Use for USCS Chemical Pioneer Inc.
[16]	Delete the name of the Mortgagor.

1

Agreement, dated November 3, 2004, as further amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended, the “Existing Credit Facility”) by and among Mortgagor, U.S. Shipping Partners L.P., a Delaware limited partnership (the “MLP”), USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Operating LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC,]17 USS Chartering LLC, USCS Charleston Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers”) as the Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]18

          [WHEREAS, Mortgagor [(as successor-by-conversion to USCS Chemical Pioneer LLC)19], United States Shipping Master LLC, United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USS Transport LLC, USCS Chemical Transport LLC, USCS Chemical Chartering LLC, [USCS Charleston LLC,]20 each a Delaware limited liability company, [USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), a Delaware corporation]21 and USS Vessel Management Inc., a Delaware corporation (collectively, the “First Borrowers”), have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, by and among the First Borrowers, National City Bank, as collateral agent and the other parties thereto, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004, as further amended by that certain Second Amended and Restated Credit Agreement, dated November 3, 2004, as further amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended, the “Existing Credit Facility”) by and among Mortgagor, U.S. Shipping Partners L.P., a Delaware limited partnership (the “MLP”), [USCS Chemical Pioneer Inc., a Delaware corporation, USCS Charleston LLC,]22 U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers”) as the Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of

[17]	Delete the name of the Mortgagor.
[18]	Use for ITB entities.
[19]	Use if Mortgagor is USCS Chemical Pioneer LLC.
[20]	Delete if USCS Charleston LLC is the Mortgagor.
[21]	Delete if Mortgagor is USCS Chemical Pioneer LLC.
[22]	Delete the name of the Mortgagor.

2

Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]23

          [WHEREAS, U.S. Shipping Partners L.P., a Delaware limited partnership (the “MLP”) USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), a Delaware corporation, U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended or otherwise modified, the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]24

          [WHEREAS, Mortgagor is a wholly owned subsidiary of the MLP;]25

          WHEREAS, in connection with the Existing Credit Facility, the Mortgagor has heretofore executed and delivered that certain [Amended and Restated First Preferred [Fleet]26 [Ship]27 Mortgage dated as of November 3, 2004]28 [First Preferred Ship Mortgage dated as of October 11, 2005]29 [First Preferred Ship Mortgage dated as of December 23, 2005]30 (the “Mortgage”);

          WHEREAS, the Mortgage was received at [12:50 P.M.]31 [12:35 P.M.]32 [2:58 P.M.]33 on [November 3, 2004]34 [October 14, 2005]35 [January 11, 2006]36 in the office of the United

[23]	Use for USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[24]	Use for USCS Sea Venture LLC and USS M/V Houston LLC.
[25]	Use for USCS Sea Venture LLC and USS M/V Houston LLC.
[26]	Use for ITB vessels.
[27]	Use for USCS Charleston LLC and USCS Chemical Pioneer Inc. only.
[28]	Use for ITB vessels, USCS Charleston LLC and USCS Chemical Pioneer Inc.
[29]	Use for USS M/V Houston LLC.
[30]	Use for USCS Sea Venture LLC.
[31]	Use for ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Charleston LLC, USCS Chemical Pioneer Inc.
[32]	Use for USS M/V Houston LLC.
[33]	Use for USCS Sea Venture LLC.
[34]	Use for ITB vessels, USCS Charleston LLC and USCS Chemical Pioneer Inc.

3

States Coast Guard at Falling Waters, West Virginia and recorded in document identified [by Locator Number: 04-99 [_____]37]38 [by Document ID ____, Batch Number ____]39;

          WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among Mortgagor, the [other]40 Original Borrowers, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, USS ATB 1 LLC, USS ATB 2 LLC, [USCS Sea Venture LLC, USS M/V Houston LLC,]41 and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time become parties thereto (individually, a “Lender” and collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, a copy of such Credit Agreement, without exhibits or schedules (other than Exhibit “L” thereto which is the form of the Second Amended and Restated Cash Collateral Control Agreement as defined in the Credit Agreement and which is herein the “Cash Collateral Control Agreement” and Exhibit “S” thereto which is the form of the Intercreditor Agreement as defined in the Credit Agreement and which is herein the “Intercreditor Agreement”), being attached hereto as Exhibit “A” and incorporated herein by reference, the Lenders have extended Commitments to make Credit Extensions to the Borrowers, which loans and obligations with respect to such letters of credit may, at the request of any Lender, be evidenced by certain promissory notes in favor of such of the Lender (the “Notes”) a copy of the form of the Notes is attached hereto as Exhibit “B” and incorporated herein by reference;

          [WHEREAS, in connection with the Credit Agreement, the Mortgagor has executed and delivered that certain Guaranty in favor of the Mortgagee as collateral agent, dated as of November 3, 2004 (a copy of the form of which is attached as Exhibit “D” to the Mortgage dated as of November 3, 2004), as amended by that certain Amendment to Guaranty (as so amended, the “Guaranty”), dated as of even date herewith, and a copy of the form of the

(… cont’d)

[35]	Use for USS M/V Houston LLC.
[36]	Use for USCS Sea Venture LLC
[37]

ITB Baltimore LLC: 654; ITB Groton LLC: 652; ITB Jacksonville LLC: 651; ITB Mobile LLC: 655; ITB New York LLC: 653; ITB Philadelphia LLC: 656; USCS Charleston LLC: 657; USCS Chemical Pioneer Inc.: 658.

[38]	Use for ITB vessels.
[39]	Use for USCS Sea Venture LLC (Doc ID: 4930896/ Batch # 446044) and USS M/V Houston LLC (Doc ID: 4384664/ Batch # 418113).
[40]	Use for ITB vessels, USCS Charleston LLC and USCS Chemical Pioneer Inc.
[41]	Delete the name of Mortgagor.

4

Amendment to Guaranty is attached hereto as Exhibit “C” and incorporated herein by reference;]42

          WHEREAS, the principal of and interest on loans are due and payable upon the terms and conditions recited in the Credit Agreement;

          WHEREAS, loans made pursuant to the Credit Agreement in the principal amount of Two Hundred Fifty Million Dollars ($250,000,000) have been advanced by the Lenders on the date hereof;

          WHEREAS, one or more Lenders or Affiliates of a Lender (together with their respective successors and assigns, the “Secured Hedge Counterparties”) has entered into Secured Hedge Agreements (as defined in the Credit Agreement) with one or more of the Borrowers, and the Mortgagor has agreed in the Credit Agreement to execute, deliver and cause to be recorded such amendments hereto as may reasonably be requested by the Mortgagee to secure obligations under the Secured Hedge Agreements, and the Mortgagor and Secured Hedge Counterparties have agreed that the maximum potential obligations under those Secured Hedge Agreements currently outstanding (as evidenced by confirmations, a copy of which is attached to the Mortgage, dated as of [November 3, 2004]43 [October 11, 2005,]44 [December 23, 2005,]45 as Exhibit “C” and incorporated herein by reference) as of the date hereof is Five Million Five Hundred Thousand Dollars ($5,500,000);

          WHEREAS, the total principal amount of sums advanced as of the date hereof is Two Hundred Fifty Million Dollars ($250,000,000) and the maximum committed amount to be advanced under the Credit Agreement is Three Hundred Fifty Million Dollars ($350,000,000) plus the maximum potential obligations under the Secured Hedge Agreements of an amount of Five Million Five Hundred Thousand Dollars ($5,500,000) agreed by the Mortgagor and the Mortgagee in the Credit Agreement as the maximum principal amount of obligations under the Secured Hedge Agreements to be secured hereunder.  Consequently, the total principal amount of this Mortgage is Three Hundred Fifty-Five Million Five Hundred Thousand Dollars ($355,500,000);

          WHEREAS, the Mortgagor has duly authorized the execution, delivery and performance of this First Amendment;

          WHEREAS, Mortgagor, as a Subsidiary of the MLP and as a Borrower, will benefit, either directly or indirectly, from the credit extensions to be made under the Credit Agreement and under the Secured Hedge Agreements with the Secured Hedge Counterparties;

          WHEREAS, Mortgagor is the sole owner of the whole of each Vessel;

[42]	Use for USCS Chemical Pioneer Inc.
[43]	Use for ITB vessels, USCS Charleston LLC and USCS Chemical Pioneer Inc.
[44]	Use for USS M/V Houston LLC.
[45]	Use for USCS Sea Venture LLC.

5

          WHEREAS, each Vessel has been documented in the name of the Mortgagor under the laws and the flag of the United States with the National Vessel Documentation Center;

          WHEREAS, it is a condition precedent to the funding of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending[, renewing and continuing]46 loans under the Credit Agreement and to the extension of financial accommodations under the Secured Hedge Agreements referred to above, that the Mortgagor has executed and delivered this First Amendment to the Mortgagee, for its benefit and the benefit of the Lenders, the Administrative Agent, the Letter of Credit Issuer and the Secured Hedge Counterparties (each of the Mortgagee, Lenders, Administrative Agent, Syndication Agent, Letter of Credit Issuer and Secured Hedge Counterparties individually being a “Secured Party” and collectively, the “Secured Parties”);

          WHEREAS, Mortgagor desires to amend the Mortgage to reflect the foregoing and to reflect that the amount secured by the Mortgage may be increased to the principal sum of Three Hundred Fifty-Five Million Fifty Hundred Thousand Dollars ($355,500,000) to secure further loans that may be made to Mortgagor by the Secured Parties; and

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the due and punctual payment and performance of any and all present and future obligations and liabilities of Mortgagor of every type or description to Mortgagee: (i) arising under or in connection with the Credit Agreement, the Notes, the Letters of Credit[, the Guaranty]47 and/or the Secured Hedge Agreements, whether for principal, premium (if any), interest, expenses, indemnities, termination payments or other amounts (including attorneys’ fees and expenses); or (ii) arising under or in connection with the Mortgage or any other Loan Document, including for reimbursement of amounts that may be advanced or expended by the Mortgagee (a) to satisfy amounts required to be paid by Mortgagor under the Mortgage or any other Loan Document for claims and Liens, together with interest thereon to the extent provided or (b) to maintain or preserve any collateral, including [the/each]48 Vessel or to create, perfect, continue or protect any collateral or the security interest therein, including [the/each]49 Vessel, or its priority; in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all

[46]	Use for ITB vessels, USCS Charleston LLC and USCS Chemical Pioneer Inc.
[47]	Use for USCS Chemical Pioneer Inc.
[48]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[49]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.

6

obligations and liabilities described herein are collectively referred to as the “Secured Obligations”), Mortgagor does by these presents bargain, sell, transfer, assign, remise, release, set over, confirm, mortgage, convey and grant a continuing security interest in, unto Mortgagee, for itself and the ratable benefit of the Lenders, the Administrative Agent and the Letter of Credit Issuer and the Secured Hedge Counterparties and to Mortgagee’s successors and assigns in its capacity as Collateral Agent, as trustee, the whole of the following named and described vessel[s]50 (hereinafter referred to as [the/each]51 “Vessel”]52 [or the “Vessels”]53), to wit:

VESSEL NAME	OFFICIAL NUMBER	GROSS TONS (GRT)	PORT OF REGISTRY

[[TUG NAME ALL
CAPS] (TUG)

[BARGE NAME ALL CAPS] (BARGE)][54]

[[VESSEL NAME ALL CAPS] ]55

together with all materials, machinery, equipment and accessories now or from time to time installed thereon, and substitutions therefor, whether now existing or hereafter acquired, including without limitation all of its boilers, engines, machinery, masts, spars, boats, pumps, anchors, cables, chains, motors, navigation and radar equipment, tools, booms, cranes, rigs, pipes, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings, communication systems, visual and electronic surveillance systems and transportation systems, tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel (excluding any fuel paid by a charterer under a Charter), all financial equipment, computer equipment, calculators, adding machines and any other electronic equipment of every nature used in connection with the operation of [the/each]56 Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built-in furniture and

[50]	Use singular for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use plural for ITB vessels.
[51]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[52]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.
[53]	Use for ITB vessels.
[54]	Use these two rows for ITB vessels.
[55]	Use this row for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.
[56]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.

7

installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumbwaiter, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, showers, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, and all maintenance supplies used in connection with [the/each]57 Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned by the Mortgagor or in which the Mortgagor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereinafter be appropriated for use on or in connection with the operation of [the/each]58 Vessel, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to [the/each]59 Vessel, and all other appurtenances to [the/each]60 Vessel appertaining or belonging thereto, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to [the/each]61 Vessel.

          TO HAVE AND TO HOLD ALL and singular the above-described Vessel[s]62 unto Mortgagee, its successors and assigns forever.

          Provided, however, that if the Secured Obligations are paid and performed in full in accordance with the terms of the Credit Agreement, [the Guaranty,]63 the Secured Hedge Agreements, the Mortgage and the other Loan Documents, and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrower pursuant to any Loan Document, then the Mortgage shall cease and, in such event, at the expense of the Mortgagor, the Mortgagee agrees to execute all documents as the Mortgagor may reasonably require to discharge the Mortgage under the laws of the United States; otherwise, it shall remain in full force and effect. Mortgagor agrees to perform and to observe the terms, covenants and

[57]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[58]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[59]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[60]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[61]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[62]	Use for ITB vessels.
[63]	Use for USCS Chemical Pioneer Inc.

8

agreements contained in this Mortgage, the Credit Agreement[, the Guaranty]64 and in the other Loan Documents to which it is a party, and to hold [the/each]65 Vessel subject thereto.

          Nothing herein shall be deemed or construed to subject to the Lien hereof any property other than the whole of the vessel or the Vessel[s]66 as the term is used in Chapter 313 of Subtitle III of Title 46 U.S.C. § 31301 et seq. (as the same may from time to time be amended hereafter, or any reenactment or recodification thereof, “Chapter 313”).

          The terms and conditions of this First Amendment are as follows:

          1.          Reaffirmance of the Mortgage. To secure the Secured Obligations (as defined herein), the Mortgagor has bargained, sold, transferred, assigned, remised, released, set over, confirmed, mortgaged, conveyed and granted, and by these presents does bargain, sell, transfer, assign, remise, release, set over, confirm, mortgage, convey and grant a continuing security interest in, unto Mortgagee, for itself and the ratable benefit of the Lenders, the Administrative Agent and the Letter of Credit Issuer and the Secured Hedge Counterparties and to Mortgagee’s successors and assigns in its capacity as Collateral Agent, as trustee, the whole of [the/each]67 Vessel.

          2.          The Mortgagor hereby represents, warrants and covenants that it lawfully owns and possesses [the/each]68 Vessel free of all Liens, whatsoever, except for (i) Liens which secure Mortgagee, its successors or assigns, and (ii) Liens specifically permitted in accordance with Section 7.2.3 of the Credit Agreement.

          3.          Each reference in the Mortgage to the amount [“$185,500,000” or “One Hundred Eighty-Five Million Five Hundred Thousand Dollars”]69 [“$184,000,000” or “One Hundred Eighty-Four Million Dollars”]70 [“215,500,000” or “Two Hundred Fifteen Million Five Hundred Thousand Dollars”]71 shall be deleted and replaced with the amount “$355,500,000” or “Three Hundred Fifty-Five Million Five Hundred Thousand Dollars”.

          4.          Each reference in the Mortgage to the amount [“$180,000,000” or “One Hundred Eighty-Million Dollars”]72 [“$178,500,000” or “One Hundred Seventy-Eight Million Five

[64]	USCS Chemical Pioneer Inc. Use for USCS Chemical Pioneer Inc.
[65]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[66]	Use singular for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use plural for ITB vessels.
[67]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[68]	Use “the” for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC; use “each” for ITB vessels.
[69]	Use for ITB vessels, USCS Charleston LLC, and USCS Chemical Pioneer Inc.
[70]	Use for USCS Sea Venture LLC.
[71]	Use for USS M/V Houston LLC.
[72]	Use for ITB vessels, USCS Charleston LLC, and USCS Chemical Pioneer Inc.

9

Hundred Thousand Dollars”]73 [“210,000,000” or “Two Hundred Ten Million Dollars”]74 shall be deleted and replaced with the amount “$350,000,000” or “Three Hundred Fifty Million Dollars”.

          5.          Each reference in the Mortgage to “Secured Party” or “Secured Parties” shall be deemed to be a reference to “Secured Party” or “Secured Parties” as defined herein.

          6.          Each reference in the Mortgage to “Hedge Agreement” or “Hedge Agreements” is hereby deleted and replaced with the text “Secured Hedge Agreement” or “Secured Hedge Agreements” as appropriate.

          7.          The [first, second, and third]75 [second]76 recital[s]77 of the Mortgage [are]78 [is]79 hereby deleted in [their]80 [its]81 entirety and replaced with the following:

          “WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among the Mortgagor, U.S. Shipping Partners L.P., a Delaware limited partnership, [USCS Chemical Pioneer Inc., a Delaware corporation,][82] U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, U.S. Shipping Operating LLC, USCS Charleston Chartering LLC, USS Chartering LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Charleston LLC,][83] USCS Chemical Chartering LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, [USCS Sea Venture LLC, USS M/V Houston LLC,][84] USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as

[73]	Use for USCS Sea Venture LLC.
[74]	Use for USS M/V Houston LLC.
[75]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[76]	Use for USS M/V Houston LLC and USCS Sea Venture LLC.
[77]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[78]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[79]	Use for USS M/V Houston LLC and USCS Sea Venture LLC.
[80]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[81]	Use for USS M/V Houston LLC and USCS Sea Venture LLC.
[82]	Delete if USCS Chemical Pioneer Inc. is the Mortgagor.
[83]	Delete the name of the Mortgagor.
[84]	Delete the name of the Mortgagor.

10

syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and Mortgagee, as Collateral Agent, as trustee on behalf of the Lenders, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;”

          8.          [The fifth recital of the Mortgage is hereby deleted in its entirety.]85

          9.          [Section 1 of Article I of the Mortgage is hereby amended by (a) deleting the text “limited liability company” immediately after the text “to remain so documented. All” and inserting the text “corporate” in lieu thereof and (b) deleting the text “limited liability company” immediately after the text “Mortgagor is a” and inserting the text “corporation” in lieu thereof.]86

          10.          Section 6 of Article I of the Mortgage is hereby amended by deleting the existing Notice of Mortgage and inserting in lieu thereof the following:

“Notice of Mortgage

This vessel is owned by [NAME OF MORTGAGOR ALL CAPS], a Delaware [limited liability company][87] [corporation][88], and is covered by [an] [a] [Amended and Restated][89] First Preferred [Fleet][90] [Ship][91] Mortgage, as amended by that certain First Amendment to [Amended and Restated][92] First Preferred [Fleet][93] [Ship][94] Mortgage, in favor of KEYBANK NATIONAL ASSOCIATION, as Collateral Agent, as trustee, for the Lenders under the Third Amended and Restated Credit Agreement dated as of August 7, 2006 among U.S. SHIPPING PARTNERS L.P., U.S. SHIPPING OPERATING LLC, [NAME OF MORTGAGOR ALL CAPS], and others, said [Amended and Restated][95] First Preferred [Fleet][96] [Ship][97] Mortgage having been executed under authority of the Ship Mortgage Act, 1920, as amended, recodified at 46 U.S.C. § 31301 et seq.

[85]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[86]	Use for USCS Chemical Pioneer Inc. only.
[87]	Use for all ITB vessels, USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.
[88]	Use for USCS Chemical Pioneer Inc.
[89]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[90]	Use for ITB vessels.
[91]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.
[92]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[93]	Use for ITB vessels.
[94]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC, and USCS Sea Venture LLC.
[95]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[96]	Use for ITB vessels.
[97]	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.

11

Under the terms of said [Amended and Restated][98] First Preferred [Fleet][99] [Ship]100 Mortgage, neither the Mortgagor nor the Master, nor any agent of this Vessel nor any other Person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any Lien whatsoever other than those liens specifically permitted pursuant to Section 7.2.3 of such Credit Agreement.”

          11.          Section 9(a) of Article I of the Mortgage is hereby amended by deleting the existing subsection and inserting in lieu thereof the following:

          “(a) Mortgagor shall not, without the prior written consent of Mortgagee, sell, lease, demise, charter (except as permitted by the Credit Agreement), or further mortgage [the/any]101 Vessel or any interest therein; provided that Mortgagor may (i) demise or bareboat charter [the/any]102 Vessel to [USCS Chemical Chartering LLC]103 [USS Chartering LLC]104 or another Borrower pursuant to a Bareboat Charter in substantially the form of a [Chemical Chartering Lease]105 [USCS Chartering Lease]106 [USS Chartering Lease]107 and (ii) grant to Wells Fargo Bank, N.A., as collateral agent, a mortgage to secure the Senior Notes in [the/any]108 Vessel provided such mortgage is subject to the terms of the Intercreditor Agreement. Any such written consent to any one sale, lease, demise, charter or mortgage shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, lease, demise, charter or mortgage of [the/any]109 Vessel (or any interest therein). Any such sale, mortgage, charter or transfer of such Vessel or any interest therein shall be subject to the provisions of this Mortgage and the Lien hereof.”

          12.          Section 2 of Article IV of the Mortgage is hereby amended by deleting the existing text in its entirety and inserting the following text in lieu thereof:

[98]	Use for ITB vessels, USCS Chemical Pioneer Inc. and USCS Charleston LLC.
[99]	Use for ITB vessels.
100	Use for USCS Chemical Pioneer Inc., USCS Charleston LLC, USS M/V Houston LLC and USCS Sea Venture LLC.
101	Use “the” for USS M/V Houston LLC, USCS Sea Venture LLC, USCS Chemical Pioneer Inc., and USCS Charleston LLC. Use “any” for the ITB vessels.
102	Use “the” for USS M/V Houston LLC, USCS Sea Venture LLC, USCS Chemical Pioneer Inc., and USCS Charleston LLC. Use “any” for the ITB vessels.
103	Use for USCS Chemical Pioneer Inc. and USCS Charleston LLC.
104	Use for USS M/V Houston LLC, USCS Sea Venture LLC, and ITB vessels.
105	Use for USCS Chemical Pioneer Inc.
106	Use for USCS Charleston LLC.
107	Use for USS M/V Houston LLC, USCS Sea Venture LLC, and ITB vessels.
108	Use “the” for USS M/V Houston LLC, USCS Sea Venture LLC, USCS Chemical Pioneer Inc., and USCS Charleston LLC. Use “any” for the ITB vessels.
109	Use “the” for USS M/V Houston LLC, USCS Sea Venture LLC, USCS Chemical Pioneer Inc., and USCS Charleston LLC. Use “any” for the ITB vessels.

12

          “2.          The total amount of this Mortgage is Three Hundred Fifty-Five Million Five Hundred Thousand Dollars ($355,500,000), plus interest, expenses, costs, premium (if any), indemnities, termination payments and other amounts (including attorneys fees and expense) as provided herein, and in the other Loan Documents, and performance of the Mortgage, Credit Agreement[,Guaranty]110 and Secured Hedge Agreements covenants and termination payments under the Secured Hedge Agreements. There is no separate discharge amount. Notwithstanding the foregoing or any other statement contained herein regarding the maturity of this Mortgage, this Mortgage shall remain in full force and effect until the payment in full of the Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrowers pursuant to any Loan Document and until the full and final performance by Mortgagor of all of its covenants contained in this Mortgage and the other Loan Documents.”

          13.          Section 4 of Article IV of the Mortgage is hereby amended by deleting the text “facsimile: 214-414-2621” and inserting the text “facsimile: 214-414-2610” in lieu thereof.

          14.          Article IV of the Mortgage is hereby amended by inserting a new Section 15 immediately after Section 14 with the following text:

          “15.          Renewal of Prior Mortgages: This Mortgage has been given to amend and restate the Existing Mortgage. It is the intent of the Mortgagor and Mortgagee that the execution and delivery of this Mortgage shall renew and continue the priority of the aforesaid former mortgages as of its date of record.”

          15.          The Mortgagor hereby represents and warrants unto the Collateral Agent and each Lender that all of its representations and warranties contained in Article I of the Mortgage are true and correct.

          16.          This First Amendment shall be deemed to be an amendment to the Mortgage, and the Mortgage, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Mortgage in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Mortgage as amended hereby and as from time to time hereafter amended, restated, supplemented or otherwise modified.

          17.          All representations, warranties, covenants and agreements of Mortgagor herein contained shall bind Mortgagor, its successors and assigns forever, and shall inure to the benefit of Mortgagee and its successors and assigns forever. Following any assignment of this First Amendment by Mortgagee, any reference herein to “Mortgagee” shall be deemed to refer to the assignee.

110	Use for USCS Chemical Pioneer Inc.

13

          18.          If any provision of this First Amendment, or any obligation, right or remedy created by this First Amendment be declared invalid in any legal proceeding, no other valid obligation, right or remedy created by this First Amendment shall be affected thereby.

          19.          Nothing in this First Amendment, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors, permitted assigns and other transferees any rights or remedies under or by reason of this First Amendment.

          20.          This instrument may, for convenience, be executed in any number of original counterparts, each of which shall be deemed an original and all of which taken together shall be and constitute one instrument. Any word importing the singular shall as well include the plural and any pronoun importing gender shall include the masculine, feminine or neuter.

          21.          Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of the Mortgage and that, if any provision or portion of this First Amendment shall be construed to waive the Mortgage’s preferred status, then such provision or portion to such extent shall be void and of no effect without affecting the remaining provisions, which shall remain in full force and effect.

          22.          The provisions of the Credit Agreement regarding amendments are specifically incorporated in this First Amendment by reference, with the same force and effect as if the same were set out in this First Amendment in full. All references in such incorporated provisions to “Borrower” or “Borrowers” shall without further reference mean and refer to Mortgagor and all references in such incorporated provisions to “this Credit Agreement” shall without further reference mean and refer to this First Amendment.

          23.          This First Amendment shall be governed by and construed in accordance with the provisions of Chapter 313, and where Chapter 313 is silent, by the General Maritime Law of the United States, and only to the extent not addressed thereby, by the laws of the State of New York.

          24.          To the extent of any inconsistency between any representation, warranty or covenant herein and in the Credit Agreement, the representation, warranty or covenant in the Credit Agreement shall prevail.

          25.          Survival of Representations and Warranties. All representations and warranties made in any certificate furnished in connection herewith shall be considered representations and warranties by Mortgagor and shall survive the execution and delivery of this First Amendment.

14

          IN WITNESS WHEREOF, the Mortgagor has caused to be executed by its duly authorized officer this instrument which is effective as of the day and year first above written.

[NAME OF MORTGAGOR ALL CAPS]

By:	/s/ Paul Gridley

Paul Gridley
Chairman and Chief Executive Officer

S - 1
Signature Page to [Entity Name] Mortage Amendment

COLLATERAL AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/

Name:
Title:

S - 2
Signature Page to [Entity Name] Mortage Amendment

ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

          BE IT REMEMBERED, that on the ___ day of ______________, 2006, before me, the undersigned, a Notary Public, duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, personally appeared Paul Gridley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the foregoing First Amendment to [Amended and Restated] First Preferred [Fleet] [Ship] Mortgage and acknowledged to me that he executed the same in his capacity as Chairman and Chief Executive Officer for [NAME OF MORTGAGOR ALL CAPS], the limited liability company described in the foregoing First Amendment to [Amended and Restated] First Preferred [Fleet] [Ship] Mortgage, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

          Witness my hand and official seal.

NOTARY PUBLIC

My Commission expires:
_______________, 20__

Acknowledgement for [Entity Name] Mortage Amendment

ACKNOWLEDGMENT

STATE OF TEXAS	)
	)	ss.
COUNTY OF DALLAS	)

          Before me, [insert the name and character of the officer], on this day personally appeared [_______], known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

          Given under my hand and seal of office this ____  day of August, 2006.

NOTARY PUBLIC
My Commission expires:
_______________, 20__

Acknowledgement for [Entity Name] Mortage Amendment

EXHIBIT A

FORM OF CREDIT AGREEMENT

Exhibit A

EXHIBIT B

FORM OF NOTES

Exhibit B

[EXHIBIT C

FORM OF AMENDMENT TO GUARANTY]111

111	Use for USCS Chemical Pioneer Inc. only.

Exhibit C

EXHIBIT H-1

[FORM OF]
PLEDGE AGREEMENT AND IRREVOCABLE PROXY

          THIS PLEDGE AGREEMENT (this “Pledge Agreement”), dated as of August 7, 2006, made by [USS JV MANAGER INC.] [USS PC HOLDING CORP.], a Delaware corporation (together with its permitted successors and assigns, the “Pledgor”), in favor of KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary (either directly or indirectly through its affiliate McDonald Investments, Inc.), as defined in the U.C.C. (as defined below), and together with its successors and assigns in such capacities, the “Collateral Agent”) under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

          WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among the Pledgor, U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, and U.S. Shipping Operating LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, USS Product Manager LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”) and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

          WHEREAS, the Borrowers have entered into or may enter into certain Hedge Agreements with Secured Hedge Counterparties, pursuant to the terms of the Credit Agreement;

          WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement, and to the extension of financial accommodations under the Hedge Agreements referred to above, the Pledgor is required to execute and deliver this Pledge Agreement;

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

          WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Hedge Agreements; and

          WHEREAS, the Pledgor is the sole member or shareholder of each of the Pledged Interests Issuers (as defined below).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Pledgor hereby agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

          SECTION 1.1     Certain Terms.  The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          “Administrative Agent” is defined in the first recital.

          “Collateral” is defined in Section 2.1.

          “Collateral Agent” is defined in the preamble.

          “Credit Agreement” is defined in the first recital.

          “Distributions” means all cash distributions made in respect of the Pledged Interests, whether or not income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Collateral.

          “Indemnified Parties” is defined in Section 6.5(a).

          “Lender” is defined in the first recital.

          “Letter of Credit Issuer” is defined in the first recital.

          “Pledge Agreement” is defined in the preamble.

2

          “Pledged Interests Issuer” and “Pledged Interests Issuers” means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Interests identified opposite the name of such Person.

          “Pledged Interests” means all member interests, general or limited partnership interests, stock or other ownership interests of any Pledged Interests Issuer; all member interests, general or limited partnership interests, stock or other ownership interests issued by Pledgor’s subsidiaries; all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests; and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests.

          “Pledged Note Issuer” means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Notes identified opposite the name of such Person.

          “Pledged Notes” means all promissory notes of any Pledged Note Issuer in the form or substantially in the form of Exhibit A hereto which are delivered by the Pledgor to the Collateral Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 7.2, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

          “Pledged Property” means all Pledged Interests, all Pledged Notes, and all other pledged partnership or membership interests or promissory notes, all other securities, all assignments of any amounts due or to become due, and all other instruments which are now being delivered by the Pledgor to the Collateral Agent or may from time to time hereafter be delivered by the Pledgor to the Collateral Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document or Hedge Agreement; and all proceeds of any of the foregoing.

          “Pledgor” is defined in the preamble.

          “Secured Hedge Agreements” means each Hedge Agreement entered into by a Borrower with a Secured Hedge Counterparty.

          “Secured Obligations” is defined in Section 2.2.

          “Secured Party” means, as the context may require, any and all of the Administrative Agent, the Syndication Agent, the Collateral Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer, and any Lender, and each of their respective successors, transferees and assigns.

          “Securities Act” is defined in Section 6.2.

          “U.C.C.” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

3

          SECTION 1.2     Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3     U.C.C. Definitions.  Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

          SECTION 2.1     Grant of Security Interest.  The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Pledgor’s right, title and interest, whether now owned or hereafter arising or acquired, in and to the following property (the “Collateral”):  (a) all Pledged Notes; (b) all other Pledged Notes issued from time to time; (c) all Pledged Interests; (d) all other Pledged Interests issued from time to time; (e) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Pledge Agreement, including, without limitation, all rights in any organic documents of the Pledged Interests Issuers (including, without limitation, any voting and management rights arising thereunder or at law), all rights to profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Pledged Interests Issuers (including upon dissolution) in respect of all stock, membership or other equity interests now owned or hereafter acquired by the Pledgor in the Pledged Interests Issuers and in respect of the Pledgor’s accounts, general intangibles and other rights to payment or reimbursement now existing or hereafter acquired from the Pledged Interests Issuers existing or arising from loans, advances or other extensions of credit or services rendered by the Pledgor to or for the account of the Pledged Interests Issuers; (f) all Distributions, interest, and other payments and rights with respect to any Pledged Property; and (g) all proceeds of any of the foregoing.

          SECTION 2.2     Security for Obligations.  This Pledge Agreement secures the indefeasible payment and performance in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, the Secured Hedge Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of any Borrower or any other Loan Party to any Secured Party pursuant to any of the Transaction Documents, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, regardless of how evidenced or arising, including, without limitation, all Hedging Obligations arising under any Hedge Agreement between any Borrower and any Affiliate of any Borrower, on the one hand, and any Secured Hedged Counterparty, on the other hand, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (all such Obligations and such other obligations of the Borrowers being collectively referred to as the “Secured Obligations”).

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          SECTION 2.3     Delivery of Pledged Property.

          (a)  All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

          (b)  To the extent any of the Collateral constitutes a “certificated security” (as defined in Section 8-102(a)(4) of the U.C.C.), an “uncertificated security” (as defined in Section 8-102(a)(18) of the U.C.C.) or a “security entitlement” (as defined in Section 8-102(a)(17) of the U.C.C.), the Pledgor shall cause the issuer thereof or the securities intermediary thereof to take all actions necessary or as requested by the Collateral Agent to grant “control” (as defined in Section 8-106 of the U.C.C.) of such Collateral to the Collateral Agent over such Collateral.

          SECTION 2.4     Distributions on Pledged Interests.  In the event that any Distribution is to be paid on any Pledged Interests at a time when no Event of Default has occurred and is continuing, such Distribution or payment may be paid directly to the Pledgor.  If any such Event of Default has occurred and is continuing, then any such Distribution or payment shall be paid directly to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties; provided that the Collateral Agent shall release upon request by MLP any Distribution paid directly to the Collateral Agent pursuant hereto that is required by the MLP to permit the MLP to make (and solely for the purpose of making) Distributions to the MLP’s unitholders to the extent such Distributions are permitted to be made by the MLP on the date of such release pursuant to Section 7.2.6(b) of the Credit Agreement; provided further, that such Distribution or payment may continue to be paid to Pledgor solely for the purpose of paying the operating expenses of the MLP and its Subsidiaries (including, without limitation, reimbursing General Partner for operating expenses) incurred in the ordinary course of business as long as concurrently with such payment or Distribution, a notice setting forth in reasonable detail the amount and purpose of such Distribution or payment is provided to the Collateral Agent.

          SECTION 2.5     Continuing Security Interest.  This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to the Borrowers under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit; (b) be binding upon the Pledgor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns.  Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Pledge Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX

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of the Credit Agreement.  Upon the indefeasible payment in full of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such payment and termination or expiration, the Collateral Agent will, at the Pledgor’s sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Interests and all Pledged Notes, together with all other Collateral held by the Collateral Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

          SECTION 2.6     Security Interest Absolute.  All rights of the Collateral Agent and the other Secured Parties and the security interests granted to the Collateral Agent and the other Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Transaction Document; (b) the failure of any Secured Party or any other holder of any Note, (i) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Person under the provisions of the Credit Agreement, any other Transaction Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Transaction Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Loan Party, any surety or any guarantor.

          SECTION 2.7     Waiver of Subrogation.  Until one year and one day after the indefeasible payment in full of all Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Pledgor’s obligations under this Pledge Agreement or any other Loan Document or Secured Hedge Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against any Borrower or any other Loan Party or any collateral

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which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.  If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash and all Commitments and all other commitments by any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, have not expired or terminated and all Letters of Credit have not expired or terminated, then such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured.  The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          SECTION 3.1     Warranties, etc.  The Pledgor represents and warrants unto each Secured Party, as of the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Interests and each pledge and delivery of Pledged Notes) by the Pledgor to the Collateral Agent of any Collateral, as set forth in this Article III.

          SECTION 3.2     Ownership, No Liens, etc.  The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted by the Credit Agreement.

          SECTION 3.3     Valid Security Interest.  The delivery of the Collateral to the Collateral Agent is effective to create a valid, perfected security interest in the Collateral and subject to the limitations contained in Section 9-315 of the UCC, all proceeds thereof and securing the Secured Obligations and such security interest shall be a first priority security interest in the Collateral.  No filing or other action will be necessary to perfect or protect such security interest.  The Pledgor owns no real property.

          SECTION 3.4     As to Pledged Interests.  The Pledged Interests constitute one hundred percent (100%) of the Pledgor’s interest in the Pledged Interests Issuer and the percentage of the total membership and/or other equity interests in the Pledged Interests Issuer as set forth in Attachment 1 hereto.  After giving effect to the consummations of the transactions contemplated by the Contribution Agreement, the Pledgor has no Subsidiaries other than the Pledged Interests Issuers.  The Pledged Interests are duly registered in the permanent ownership records of the Pledged Interests Issuer maintained in the principal office of such issuer.  Such registration continues valid and genuine and has not been altered.  All Pledged Interests have been duly authorized and validly issued and registered, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which

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the Pledgor or any Pledged Interest Issuer is bound.  All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid.  No restrictions or conditions exist with respect to the registration, transfer, voting or capital of any Pledged Interests.  The Pledgor has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire any member interests or other equity interests of any Pledged Interests Issuer.  All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the organic documents of the Pledgor or the Pledged Interests Issuers have been complied with on or prior to the execution and delivery of this Pledge Agreement.

          SECTION 3.5     As to Pledged Notes.  Each Pledged Note has been duly authorized, executed, endorsed, issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, and is not in default.

          SECTION 3.6     Authorization, Approval, etc.  No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor; or (b) for the perfection of or for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement, or for the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with a disposition of such Pledged Interests by laws and regulations affecting the offering and sale of securities generally.

          SECTION 3.7     Delivery of Certificates.  All membership or other equity interests in each Pledged Interests Issuer that are represented by certificates have been delivered to the Collateral Agent, together with transfer documents as required in this Pledge Agreement, and the Pledgor hereby covenants and agrees that any certificates or instruments evidencing any membership or other equity interests in each Pledged Interests Issuer hereafter received by the Pledgor will be held in trust for the Collateral Agent and promptly delivered to the Collateral Agent.

          SECTION 3.8     State of Organization, Formation or Incorporation; Location, Name.  (a) The first paragraph of this Pledge Agreement lists the true legal name of the Pledgor as registered in the jurisdiction in which the Pledgor is formed, (b) the Pledgor’s state of formation, its identification number as designated by the state of its formation, and its place(s) of business (or, if it has more than one place of business, its chief executive office) are as set forth on Attachment 2 hereto, (c) the Pledgor’s location within the meaning of Section 9-307 of the U.C.C. is the State of Delaware and (d) the Pledgor is not now and has not been known by any trade name.

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ARTICLE IV
COVENANTS

          SECTION 4.1     Certain Covenants.  The Pledgor hereby covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Secured Party shall have any outstanding Commitment or any other commitment to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, or any Letter of Credit shall remain outstanding, the Pledgor will perform the obligations set forth in this Article IV.

          SECTION 4.2     Protect Collateral; Further Assurances, etc.  Except as permitted by Sections 7.2.10 and 7.2.11 of the Credit Agreement, the Pledgor will not sell, assign (by operation of law or otherwise), transfer, pledge, or encumber in any other manner or otherwise dispose of the Collateral.  The Pledgor will warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.  The Pledgor agrees that at any time, and from time to time, at the reasonable expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  The Pledgor agrees that without the prior written consent of the Collateral Agent, in its sole and absolute discretion, it will not permit the Pledged Interests Issuer, or vote its interest in the Pledged Interests in a way that allows any Pledged Interests Issuer, except as permitted by Section 4.7(a), to make any amendments to the articles of organization or operating agreement, limited liability company agreement or other organic agreement of any Pledged Interests Issuer.  The Pledgor agrees that, upon the acquisition after the date hereof by the Pledgor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, the Pledgor will take such actions with respect to such Collateral or any part thereof as required by the Loan Documents.

          SECTION 4.3     Certificates, etc.

          (a)          The Pledgor agrees that all certificates or other instruments evidencing Pledged Interests delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank transfer powers, in substantially the form attached hereto as Attachment 3, or other equivalent instruments of transfer acceptable to the Collateral Agent acting reasonably.  The Pledgor will, from time to time upon the reasonable request of the Collateral Agent, promptly deliver to the Collateral Agent duly executed undated blank transfer powers in substantially the form attached hereto as Attachment 3, instruments, and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Default or Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Collateral Agent.

(b) The Pledgor agrees that (i) the Collateral Agent may notify any Pledged Interests Issuer of the existence of this Pledge Agreement by having such Pledged

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Interests Issuer acknowledge the Notice of Pledge Agreement attached hereto as Attachment 4 immediately after the execution and delivery of this Pledge Agreement and (ii) it will keep, at its address so indicated below its signature hereto, all of its records concerning the Collateral, which records will be of such character as will enable the Collateral Agent or its designees to determine at any time the status thereof.

          SECTION 4.4     Continuous Pledge.  Subject to Section 2.4, the Pledgor will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Interests and all other Collateral, all Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Collateral Agent and except as permitted by the Credit Agreement.

          SECTION 4.5     Voting Rights; Distributions, Irrevocable Proxy, etc.  The Pledgor agrees:

          (a)          if any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor upon the request of the Collateral Agent, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with Section 6.4; provided that the Collateral Agent shall release upon request by MLP any Distribution paid directly to the Collateral Agent pursuant hereto that is required by MLP to permit MLP to make (and solely for the purpose of making) Distributions to the MLP’s unitholders to the extent such Distributions are permitted to be made by the MLP on the date of such release pursuant to Section 7.2.6(b) of the Credit Agreement; provided further, that such Distribution or payment may continue to be paid to Pledgor solely for the purpose of paying the operating expenses of the MLP and its Subsidiaries (including, without limitation, reimbursing General Partner for operating expenses) incurred in the ordinary course of business as long as concurrently with such payment or Distribution, a notice setting forth in reasonable detail the amount and purpose of such Distribution or payment is provided to the Collateral Agent; and

          (b)          if any Event of Default shall have occurred and be continuing and the Collateral Agent has notified the Pledgor of the Collateral Agent’s intention to exercise its voting power under this Section 4.5, (i) the Collateral Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock constituting Collateral, AND THE PLEDGOR HEREBY GRANTS THE COLLATERAL AGENT AN IRREVOCABLE PROXY, EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED INTERESTS AND SUCH OTHER COLLATERAL, WITH SUCH PROXY TO REMAIN VALID UNTIL THE INDEFEASIBLE PAYMENT IN FULL OF ALL SECURED OBLIGATIONS, THE TERMINATION OR EXPIRATION OF ALL COMMITMENTS AND THE

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TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT, and (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power and other incidental rights.

          All Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by the Pledgor separate and apart from its other property in trust for the Collateral Agent.  The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in Section 4.5(b), the Pledgor shall have the exclusive right to vote and exercise all other incidental rights of ownership with respect to all of the Pledged Interests, and the Collateral Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise such voting power and incidental rights; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would cause a Default or an Event of Default, impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

          SECTION 4.6     Status of Pledged Interests.  The registration of the Pledged Interests on the permanent ownership records of the Pledged Interests Issuers shall at all times be valid and genuine and shall not be altered.  The Pledged Interests at all times shall be duly authorized, validly registered, fully paid, and non-assessable, and shall not be registered in violation of the organic documents of the Pledgor or the preemptive rights of any Person, if any, or of any agreement by which Pledgor or any Pledged Interests Issuer is bound.

          SECTION 4.7     Additional Undertakings.  The Pledgor will not, without the prior written consent of the Collateral Agent:

          (a)          enter into any agreement amending, supplementing, or waiving any provision of any Pledged Interests or Pledged Notes (including any Organic Document or regulations to which such Pledged Interests relate or the underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof, provided that the foregoing shall not be deemed to prohibit any amendment to an Organic Document which would not result in impairment of any Collateral or which would not have a Material Adverse Effect;

          (b)          take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of any Borrower in respect of any Pledged Interests constituting Collateral or of the maker of any Pledged Note or other instrument constituting Collateral;

          (c)          cause or permit any change to be made in its name, identity, corporate structure or state of incorporation or formation, or any change to be made to a jurisdiction other than as represented in (i) the location of any Collateral, (ii) the location of any

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records concerning any Collateral or (iii) in the location of its place of business (or, if it has more than one place of business, its chief executive office), unless Pledgor shall have notified the Collateral Agent of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action, if any, reasonably required by the Collateral Agent for the purpose of further perfecting or protecting the security interest in favor of the Collateral Agent in the Collateral;

          (d)          permit the issuance of (i) any additional membership or other equity interests or units of any class of member interests or units of any Pledged Interests Issuer (unless immediately upon such issuance the same are pledged and delivered to the Collateral Agent pursuant to the terms hereof), (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any membership or other equity interests or units of any Pledged Interests Issuer (unless immediately upon such issuance the same are pledged and delivered to the Collateral Agent pursuant to the terms hereof), or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such interests or units; or

          (e)          enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests, except as contained in the Organic Documents in effect as of the date hereof and restrictions on transfers imposed by Federal and state securities laws;

provided, however, to the extent that the same is undertaken in connection with a merger of USS Chartering LLC and USCS Charleston Chartering LLC (the “Merger”), as permitted under and in accordance with the terms of Section 7.2.10 of the Credit Agreement, the Pledgor may take the actions described in clauses (a), (b), (c) (subject to the notice requirement thereof in the case of the Merger), (d) and (e) above without the prior written consent of the Collateral Agent so long as:  (i) within 30 days following the Merger, Pledgor delivers to the Collateral Agent all Organic Documents of the surviving entity following the consummation of the Merger; (ii) contemporaneously with the Merger, Pledgor pledges and delivers to the Collateral Agent any and all stock or membership or other equity interests of any class of stock or member interests or units issued to the Pledgor by the surviving entity following the consummation of the Merger; (iii) Pledgor takes all actions necessary, or as reasonably requested, by the Collateral Agent, in order to perfect, or maintain perfection of, or protect the security interest in favor of the Collateral Agent in the Collateral, including without limitation, the filing of U.C.C. financing statements or continuations or amendments thereto; and (iv) the consummation of the Merger would not impair the Collateral Agent’s rights in the Collateral.

The Pledgor shall provide, or cause the relevant Pledged Interests Issuer to provide, the Collateral Agent with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of [the by-laws] [operating agreement] and other Organic Documents of the Pledged Interests Issuers, provided that the Pledgor shall not enter into any such amendment, supplement, modification or waiver other than any amendment, modification, supplement, or waiver which would not result in impairment of any Collateral or which would not have a Material Adverse Effect without the prior written consent of the Collateral Agent.

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          SECTION 4.8     Filings.  The Pledgor hereby authorizes the Collateral Agent to file U.C.C. financing statements, continuations and amendments with respect to the Collateral describing the collateral property as “all personal property” or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

ARTICLE V
THE COLLATERAL AGENT

          SECTION 5.1     Collateral Agent Appointed Attorney-in-Fact.  The Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent acting reasonably may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which the Collateral Agent acting reasonably may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Pledgor hereunder (including all obligations of the Pledgor under Section 4.7).  The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

          SECTION 5.2     Collateral Agent May Perform.  If the Pledgor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.5, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 5.3     Collateral Agent Has No Duty.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers.  Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.4     Reasonable Care.  The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession;

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provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuation of any Default or Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

          SECTION 5.5     Collateral Agent.  Notwithstanding any right, power or remedy granted to the Collateral Agent herein, or at law, in equity, admiralty or otherwise, the Collateral Agent will not take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of 1916, as amended (the “Shipping Act”).  The Collateral Agent represents and warrants unto each Secured Party that as of the date hereof it is a United States Citizen within the meaning of Section 2 of the Shipping Act.  The Collateral Agent agrees that if to the actual knowledge of its officers directly involved in the transactions the subject of this Agreement the Collateral Agent is not or ceases to be a United States citizen within the meaning of Section 2 of the Shipping Act, it will resign as Collateral Agent in accordance with the provisions of the Loan Documents.

ARTICLE VI
REMEDIES

          SECTION 6.1     Certain Remedies.  If any Event of Default shall have occurred and be continuing:

          (a)          The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below or, as required to be provided by the U.C.C., sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)          The Collateral Agent may (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks,

14

drafts, or other writings in the Pledgor’s name to allow collection of the Collateral, (v) take control of any proceeds of the Collateral, and (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          SECTION 6.2     Securities Laws.  (a) If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, then the Pledgor agrees that, upon the reasonable request of the Collateral Agent, the Pledgor will, at its own expense:

          (i)          execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the members, partners and shareholders thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent (acting reasonably), prudent to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent (acting reasonably), are necessary or prudent, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; and

          (ii)        use its commercially reasonable best efforts to qualify the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

(b) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(c) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or any Secured Party by reason of the failure by the Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, then it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by an independent appraiser reasonably acceptable to the Pledgor and the Administrative Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

          SECTION 6.3     Compliance with Restrictions.  The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection

15

with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          SECTION 6.4     Application of Proceeds.  All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to the Credit Agreement or Section 6.5 hereof) in whole or in part by the Collateral Agent, for its benefit and the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations in the following order:

          (i)         first:  to the payment and satisfaction of all costs and expenses including, without limitation, attorneys’ fees, incurred by the Collateral Agent and by the Administrative Agent in the enforcement and administration of this Pledge Agreement and of any of the other Transaction Documents;

(ii) second: to the payment and satisfaction of all the other Secured Obligations consisting of costs, expenses, interest or fees on a pro rata basis; and

(iii) third: to the payment and satisfaction of all other Secured Obligations on a pro rata basis.

Any surplus of such cash or cash proceeds held by the Collateral Agent remaining after payment in full of all of the Secured Obligations, and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 6.5     Expenses.  Upon demand, the Pledgor will pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including, without limitation, (i) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document; (ii) the custody, preservation, use, or operation of, or sale of, collection from, or other realization upon, any of the Collateral; (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any of the other Secured Party hereunder; or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

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          SECTION 6.6     Warranties.  In any sale conducted pursuant hereto, the Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral.  The Collateral Agent may disclaim any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII
MISCELLANEOUS PROVISIONS

          SECTION 7.1     Loan Document.  This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 7.2     Amendments, etc.  No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (with the consent of the requisite Lenders prior to the payment in full of the Credit Extensions and the termination or expiration of the Commitments and the Letters of Credit and thereafter with the consent of all the Secured Hedge Counterparties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 7.3     Notices.  All notices and other communications provided to any party hereto under this Pledge Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth in the Credit Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted, with receipt electronically confirmed.

          SECTION 7.4     Headings.  The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provisions hereof.

          SECTION 7.5     Severability.  Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 7.6     Execution in Counterparts, Effectiveness, etc.  This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Pledgor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This Pledge Agreement shall become effective when counterparts hereof executed on behalf of the Pledgor and the Collateral Agent shall have been received by the Collateral Agent.

17

          SECTION 7.7     Collateral Agent; Exculpation.  By accepting the benefits of this Pledge Agreement, each Secured Party hereby appoints KeyBank National Association as its collateral agent under and for purposes of this Pledge Agreement.  Each Secured Party authorizes KeyBank National Association to act on behalf of such Secured Party under this Pledge Agreement, to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto.  Without limiting the provisions of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Secured Party (and each Secured Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Pledge Agreement, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Pledge Agreement, or for the creation, perfection or priority of any Liens purported to be created by this Pledge Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Pledgor of its obligations hereunder.

          SECTION 7.8     Binding on Successors, Transferees and Assigns; Assignment.  In addition to, and not in limitation of, but subject to the provisions of, Section 2.5, this Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.5); provided, however, that the Pledgor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

          SECTION 7.9     GOVERNING LAW.  THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.  This Pledge Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 7.10     FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT OR THE PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE

18

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

          SECTION 7.11     WAIVER OF JURY TRIAL.  EACH SECURED PARTY BY ACCEPTING THE BENEFITS OF THIS PLEDGE AGREEMENT AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE PLEDGOR.  THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS PLEDGE AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT.

          SECTION 7.12     NO ORAL AGREEMENTS.  THIS WRITTEN PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL

19

AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 7.13     Filing as a Financing Statement.  At the option of the Collateral Agent, this Pledge Agreement, or a carbon, photographic or other reproduction of this Pledge Agreement or of any U.C.C. financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a U.C.C. financing statement and may be filed as such without the signature of the Pledgor where and to the full extent permitted by applicable law.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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          IN WITNESS WHEREOF, each of the parties hereto have caused this Pledge Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

PLEDGOR:

[USS JV MANAGER INC.]
[USS PC HOLDING CORP.]

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

S-1
[SIGNATURE PAGE OF PLEDGE BY [USS JV MANAGER INC.]
[USS PC HOLDING CORP.]

COLLATERAL AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

S-2
[SIGNATURE PAGE OF PLEDGE BY [USS JV MANAGER INC.]
[USS PC HOLDING CORP.]

EXHIBIT A

PROMISSORY NOTE

$_______________	___________, 2006

          FOR VALUE RECEIVED, the undersigned, ______________, a _______________ (the “Maker”), promises to pay to the order of ______________________, a __________ (the “Payee”), [in equal ________ installments, commencing _________, 20__ to and including ____________, 20__,] the principal sum of _______________________________________ UNITED STATES DOLLARS (U.S.$___________), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

          The unpaid principal amount of this promissory note (this “Note”) from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America.  All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Collateral Agent as pledgee).  Upon notice from the Collateral Agent (hereinafter defined) that a Default (as defined in the Credit Agreement, hereinafter defined) or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Collateral Agent shall direct in such notice.

          This Note is one of the Pledged Notes referred to in, and evidences Indebtedness incurred pursuant to Section 7.2.2 of the Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer and as administrative agent for the Lenders, Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”) and KeyBank National Association, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).  Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Collateral Agent to the Maker, the Collateral Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness

Exhibit A-1

evidenced by this Note.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Collateral Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

          In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all reasonable expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder (including the Collateral Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

          THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE.  THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[Name of Maker]

By

Name:
Title:

Pay to the order of KeyBank National Association

By

Name:
Title:

Exhibit A-2

GRID

          Intercompany Loans made by _______________ to _______ and payments of principal of such Loans.

Date	Amount of Intercompany Loan	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

Exhibit A-3

Attachment 1
to
Pledge Agreement

ITEM A.  PLEDGED NOTES

Pledged Note Issuer Description

None.

ITEM B.  PLEDGED INTERESTS

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[USS Product Carriers LLC	100 membership units		100% of all of the membership interests owned by the Pledgor, being 1% of the Class B membership units, and 0.5% of the total membership units, of USS Product Carriers LLC][1]

[USS Product Manager LLC	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USS Product Manager LLC][2]

[1]	Use for USS PC Holding Corp.

[2]	Use for USS JV Manager Inc.

Attachment 1 - 1

Attachment 2
to
Pledge Agreement

State of Organization, Formation or Incorporation, Etc.

[PLEDGOR:  USS PC HOLDING CORP.

STATE OF FORMATION:  Delaware

STATE IDENTIFICATION NUMBER:  4200531

CHIEF EXECUTIVE OFFICE:  c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837

TRADE NAMES:  None]3

[PLEDGOR:  USS JV MANAGER INC.

STATE OF FORMATION:  Delaware

STATE IDENTIFICATION NUMBER:  4200260

CHIEF EXECUTIVE OFFICE:  c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837

TRADE NAMES:  None4

[3]	Use for USS PC Holding Corp.

[4]	Use for USS JV Manager Inc.

Attachment 2 - 1

Attachment 3
to
Pledge Agreement

FORM OF TRANSFER POWER

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________(_____________) [membership interests] [stock] in [_____________], a Delaware [limited liability company] [corporation] (the “Issuer”), represented by the attached Certificate No. ___________________ herewith and do hereby irrevocably constitute and appoint  _________________________ as attorney to transfer the said [membership interests] [stock] on the books of the Issuer with full power of substitution in the premises.

DATED:_____________________	__________________________________________

	By:	/s/

Name:
Title:

IN PRESENCE OF:

Attachment 3 - 1

Attachment 4
to
Pledge Agreement

FORM OF NOTICE OF PLEDGE AGREEMENT

TO:

          Notice is hereby given that, pursuant to a Pledge Agreement, dated as of August 7, 2006 (the “Pledge Agreement”), between [USS JV MANAGER INC.] [USS PC HOLDING CORP.], a Delaware corporation (the “Pledgor”), in favor of KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Pledge Agreement), the Pledgor has pledged and assigned to the Collateral Agent, and granted to the Collateral Agent a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, in, to and under that certain [__________________________________], dated as of [________________] (the “Operating Agreement”), of __________________________, a Delaware limited liability company (the “Pledged Interests Issuer”), including, without limitation:

The Pledgor’s rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Pledged Interests Issuer (including, without limitation, specific properties of the Pledged Interests Issuer upon dissolution and otherwise), in respect of any and all of the following:

          (1)          All membership and other equity interests now owned or hereafter acquired by the Pledgor in the Pledged Interests Issuer as a result of exchange offers, direct investments or contributions or otherwise;

          (2)          The Pledgor’s accounts, general intangibles and other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Pledged Interests Issuer, existing or arising from loans, advances or other extensions of credit by the Pledgor from time to time to or for the account of the Pledged Interests Issuer, or from services rendered by the Pledgor from time to time to or for the account of the Pledged Interests Issuer; and

(3) The proceeds of and from any and all of the foregoing.

          Pursuant to and subject to the terms of the Pledge Agreement, the Pledged Interests Issuer is hereby authorized and directed to (a) register the Pledgor’s pledge to the Collateral Agent of the Pledgor’s membership and other equity interests on the Pledged Interests Issuer’s books, (b) to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the Operating Agreement, if so notified by the Collateral Agent, and (c) permit the

Attachment 4 - 1

Collateral Agent to exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to such membership or other equity interests in accordance with the terms of the Pledge Agreement.

Attachment 4 - 2

          The Collateral Agent hereby requests the Pledged Interests Issuer to indicate the Pledged Interests Issuer’s acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof and returning the same to the Collateral Agent.

Dated: _________, 2006	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Thomas Rajan

	Name:	Thomas Rajan
	Title:	Senior Vice President

Address:	Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, TX 75225

Attention:	Thomas Rajan
Telephone:	214-414-2580
Facsimile:	214-414-2610

Attachment 4 - 3

ACKNOWLEDGMENT

          [NAME OF PLEDGED INTERESTS ISSUER], a Delaware limited liability company  (the “Pledged Interests Issuer”), hereby (a) acknowledges and consents to the assignment by [USS JV MANAGER INC.] [USS PC HOLDING CORP.], a Delaware corporation (the “Pledgor”), of its right, title and interest in, to and under that certain [___________________________, dated as of ___________________] (the “Operating Agreement”), of the Pledged Interests Issuer pursuant to the terms of the Pledge Agreement, dated as of August 7, 2006 (the “Pledge Agreement”), made by the Pledgor for KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Pledge Agreement), (b) confirms that the Pledged Interests Issuer has reviewed the Pledge Agreement and this notice of assignment, (c) has registered the Pledgor’s pledge to the Collateral Agent of the Pledgor’s membership interests on the Pledged Interests Issuer’s books, (d) upon notice from the Collateral Agent, the Pledged Interests Issuer agrees to make direct payment to the Collateral Agent of any amounts due or to become due the Pledgor under the Operating Agreement, (e) agrees to recognize the Collateral Agent (to the exclusion of the Pledgor) as the sole Person entitled to exercise the voting power and all other incidental rights of ownership with respect to such membership or other equity interests in accordance with the terms of the Pledge Agreement, and (f) agrees to comply with instructions provided by the Collateral Agent without further consent by the Pledgor.

Dated:  _______________, 2006

[NAME OF PLEDGED INTERESTS ISSUER]

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address:	c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Attention:	Paul Gridley
Telephone:	732-635-2700
Telecopy:	732-635-1940

Attachment 4 - 4

EXHIBIT H-2

FORM OF FIRST AMENDMENT TO PLEDGE AGREEMENT AND IRREVOCABLE PROXY

          THIS FIRST AMENDMENT TO PLEDGE AGREEMENT AND IRREVOCABLE PROXY, dated as of August 7, 2006 (this “First Amendment”), is entered into by and among [U.S. SHIPPING PARTNERS L.P.] [U.S. SHIPPING OPERATING LLC] [USCS CHEMICAL PIONEER INC.] [USS CHARTERING LLC] [USCS CHARLESTON CHARTERING LLC], a Delaware [corporation] [limited partnership] [limited liability company] (together with its permitted successors and assigns, the “Pledgor”), in favor of KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary (either directly or indirectly through its affiliate McDonald Investments, Inc.), as defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the “U.C.C.”), and together with its successors and assigns in such capacities, the “Collateral Agent”) under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein, defined terms used herein have the same meanings as assigned to such terms in the Credit Agreement.

W  I  T  N  E  S  S:

          WHEREAS, Pledgor[(as successor-by-conversion to USCS Chemical Pioneer LLC)]1, [U.S. Shipping Partners L.P., a Delaware limited partnership,] [USCS Chemical Pioneer Inc., a Delaware corporation (as successor-by-conversion to USCS Chemical Pioneer LLC),] [U.S. Shipping Operating LLC,] [USS Chartering LLC,] [USCS Charleston Chartering LLC,]  ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004 (the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), CIBC, as administrative agent and letter of credit issuer, KeyBank National Association as collateral agent, and CIBC World Markets Corp. as sole lead arranger and sole bookrunner, pursuant to which the Original Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;

          WHEREAS, in connection with the Existing Credit Facility, the Pledgor has heretofore executed and delivered that certain Pledge Agreement and Irrevocable Proxy dated as of November 4, 2006 in favor of the Collateral Agent for the “Secured Parties” therein identified (the “Pledge Agreement”);

          WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Third Amended and Restated Credit Agreement,

[1]	Use only for First Amendment to Pledge by USCS Chemical Pioneer Inc.

dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among Pledgor, the other Original Borrowers, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time become parties thereto (individually, a “Lender” and collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

          WHEREAS, the Borrowers have entered into or may enter into certain Secured Hedge Agreements with Secured Hedge Counterparties pursuant to the terms of the Credit Agreement;

          WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending, renewing and continuing loans under the Existing Credit Facility, and to the extension of financial accommodations under the Secured Hedge Agreements referred to above, the Pledgor is required to execute and deliver this First Amendment;

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this First Amendment;

          WHEREAS, it is in the best interests of the Pledgor to execute this First Amendment inasmuch as the Pledgor will derive substantial direct and indirect benefits from the extension, renewal and continuation of the corresponding loans under the Existing Credit Facility and from Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Secured Hedge Agreements.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans (including for the purpose of extending, renewing and continuing loans under the Existing Credit Facility) to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Pledgor and the Collateral Agent hereby agree, for the benefit of each Secured Party, to amend the Pledge Agreement as follows:

          SECTION 1. [Amendment of Preamble. The Preamble of the Pledge Agreement is hereby amended by deleting the text “USCS Chemical Pioneer LLC” and inserting the text

2

“USCS Chemical Pioneer Inc. (successor-by-conversion to USCS Chemical Pioneer LLC)” in lieu thereof.]2

          SECTION 2. Amendment of Recitals. The First Recital of the Pledge Agreement is hereby amended by deleting its text in its entirety and inserting the following text in lieu thereof:

“WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among the Pledgor, [U.S. Shipping Partners L.P., a Delaware limited partnership,] [USCS Chemical Pioneer Inc., a Delaware corporation,] U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, [U.S. Shipping Operating LLC,] [USS Chartering LLC,] [USCS Charleston Chartering LLC,] ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;”

          SECTION 3. Amendment of Section 1.1. Section 1.1 of the Pledge Agreement is hereby amended by (a) deleting the phrase “Attachment 1” in the definitions for Pledged Interests Issuer and Pledged Note Issuer and inserting the text “Attachment 1 as contained in the First Amendment to the Pledge Agreement” [,] [and] (b) inserting into the definition of Secured Party the text “the Syndication Agent” immediately after the text “the Collateral Agent, “[.][, and] [(c) deleting the definition for “Guaranty” and inserting the following definition in lieu thereof:

[2] Use only for First Amendment to Pledge by USCS Chemical Pioneer Inc.

3

“Guaranty” means that certain Guaranty in favor of the Collateral Agent, dated November 3, 2004, as amended by that First Amendment to Guaranty dated August 7, 2006.][3]

          SECTION 4. [Amendment of Section 3.8. The text of Section 3.8 of the Pledge Agreement is hereby amended by deleting the text “Attachment 2 hereto” and inserting the text “Attachment 2 as contained in the First Amendment to the Pledge Agreement” in lieu thereof.]4

          SECTION 5. Amendment of Section 4.2. The text of Section 4.2 of the Pledge Agreement is hereby amended by deleting the text “, or” and inserting the text “, articles of incorporation, “ immediately after the text “to make any amendments to the articles of organization”.

SECTION 6. Amendment of Section 4.7. The text of Section 4.7 of the Pledge Agreement is hereby amended by deleting the proviso clause immediately following the end of clause (e) and inserting the following text in lieu thereof:

“provided, however, to the extent that the same is undertaken in connection with a merger of USS Chartering LLC and USCS Charleston Chartering LLC (the “Merger”), as permitted under and in accordance with the terms of Section 7.2.10 of the Credit Agreement, the Pledgor may take the actions described in clauses (a), (b), (c) (subject to the notice requirement thereof in the case of the Merger), (d) and (e) above without the prior written consent of the Collateral Agent so long as: (i) within 30 days following the Merger, Pledgor delivers to the Collateral Agent all Organic Documents of the surviving entity following the consummation of the Merger; (ii) contemporaneously with the Merger, Pledgor pledges and delivers to the Collateral Agent any and all stock or membership or other equity interests of any class of stock or member interests or units issued to the Pledgor by the surviving entity following the consummation of the Merger; (iii) Pledgor takes all actions necessary, or as reasonably requested, by the Collateral Agent, in order to perfect, or maintain perfection of, or protect the security interest in favor of the Collateral Agent in the Collateral, including without limitation, the filing of U.C.C. financing statements or continuations or amendments thereto; and (iv) the consummation of the Merger would not impair the Collateral Agent’s rights in the Collateral.”

          SECTION 7. Amendment to Exhibit A. Exhibit A of the Pledge Agreement is hereby amended (a) by deleting the text “Second Amended and Restated Credit Agreement, dated as of

[3]	Use for First Amendment to Pledge Amendment by Chemical Pioneer Inc.

[4]	Use for First Amendment to Pledge Amendment by Chemical Pioneer Inc.

4

November 3, 2004 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer and as administrative agent for the Lenders, and KeyBank National Association, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).” and inserting the following text in lieu thereof:

“Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (collectively, the “Borrowers”), the various commercial lending institutions as are, or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and KeyBank National Association, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).”.

          SECTION 8. Amendment to Attachment 1. Attachment 1 to the Pledge Agreement is hereby amended by deleting the entirety of Attachment 1 and replacing it in its entirety with Attachment 1 as contained in the First Amendment to the Pledge Agreement which is attached hereto.

5

          SECTION 9. [Amendment to Attachment 2. Attachment 2 to the Pledge Agreement is hereby amended by deleting the entirety of Attachment 2 and replacing it in its entirety with Attachment 2 as contained in the First Amendment to the Pledge Agreement which is attached hereto.]5

          SECTION 10. Reaffirmation of Representations and Warranties. The Pledgor hereby represents and warrants unto the Collateral Agent and each Lender that all of its representations and warranties contained in Article III of the Pledge Agreement are true and correct.

          SECTION 11. Ratification of Pledge Agreement. This First Amendment shall be deemed to be an amendment to the Pledge Agreement, and the Pledge Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Pledge Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Pledge Agreement as amended hereby and as from time to time hereafter amended, restated, supplemented or otherwise modified.

          SECTION 12. Re-Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Pledgor’s right, title and interest, whether now owned or hereafter arising or acquired, in and to all of the Collateral described in the Pledge Agreement (as amended hereby).

          SECTION 13. Governing Law; Severability. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). Any provision of this First Amendment or the Pledge Agreement (as amended by this First Amendment) which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 14. NO ORAL AGREEMENTS. THIS WRITTEN FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 15. Execution and Counterparts, Effectiveness. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the

[5]	Use only for First Amendment executed by Chemical Pioneer.

6

Pledgor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This First Amendment shall become effective when counterparts hereof executed on behalf of the Pledgor and the Collateral Agent shall have been received by the Collateral Agent.

          SECTION 16. Successors and Assigns. This terms of this First Amendment shall (a) be binding upon the Pledgor and its successors, transferees and assigns; and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Amendment), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement.

[Signatures on following pages]

7

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PLEDGOR:

[U.S. SHIPPING PARTNERS L.P.

BY: US Shipping General Partner LLC, its general partner]
[U.S. SHIPPING OPERATING LLC]
[USCS CHEMICAL PIONEER INC.]
[USS CHARTERING LLC]
[USCS CHARLESTON CHARTERING LLC]

By:	/s/

Name:
Title:

[c/o U.S. Shipping Partners L.P.][6] 399 Thornall Street Edison, NJ 08837

6 Do not use for Pledge Agreement delivered by U.S. Shipping Partners L.P.

S - 1

[Signature Page to [Entity Name] Amendment to Pledge Agreement]

COLLATERAL AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

S - 2

[Signature Page to [Entity Name] Amendment to Pledge Agreement]

Attachment 1 as contained in the First Amendment to the Pledge Agreement to
Pledge Agreement

ITEM A. PLEDGED NOTES

Pledged Note Issuer Description

[Note issued by General Partner to Pledgor dated as of August 7, 2006] 7

[None.] 8

ITEM B. PLEDGED INTERESTS

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[U.S. Shipping Operating LLC]9	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of U.S. Shipping Operating LLC

[U.S. Shipping Finance Corp.]10	100 shares		100% of all of the membership interests owned by the Pledgor, being 100% of the shares of U.S. Shipping Finance Corp.

[7]	For First Amendment to Pledge by U.S. Shipping Partners L.P.

[8]	For First Amendment to Pledge by U.S. Shipping Partners L.P.

[9]	For First Amendment to Pledge by entities other than U.S. Shipping Partners L.P.

[10]	For First Amendment to Pledge by U.S. Shipping Partners L.P.

Attachment 1 - 1

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[USCS Chemical Chartering LLC][11]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Chemical Chartering LLC

[ITB Baltimore LLC][12]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Baltimore LLC

[ITB Groton LLC][13]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Groton LLC

[ITB Jacksonville LLC][14]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Jacksonville LLC

[11]	For First Amendment to Pledge by USCS Chemical Pioneer Inc. .

[12]	For First Amendment to Pledge by USS Chartering LLC.

[13]	For First Amendment to Pledge by USS Chartering LLC.

[14]	For First Amendment to Pledge by USS Chartering LLC.

Attachment 1 - 2

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[ITB Mobile LLC][15]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Mobile LLC

[ITB New York LLC][16]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB New York LLC

[ITB Philadelphia LLC][17]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB Philadelphia LLC

[USS ATB 1 LLC][18]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of ITB ATB 1 LLC

[15]	For First Amendment to Pledge by USS Chartering LLC.

[16]	For First Amendment to Pledge by USS Chartering LLC.

[17]	For First Amendment to Pledge by USS Chartering LLC.

[18]	For First Amendment to Pledge by USS Chartering LLC.

Attachment 1 - 3

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[USS ATB 2 LLC][19]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USS ATB 2 LLC

[USCS Sea Venture LLC][20]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Sea Venture LLC

[USCS M/V Houston LLC][21]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS M/V Houston LLC

[USS Chartering LLC][22]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USS Chartering LLC

[19]	For First Amendment to Pledge by USS Chartering LLC.

[20]	For First Amendment to Pledge by USS Chartering LLC.

[21]	For First Amendment to Pledge by USS Chartering LLC.

22.	For First Amendment to Pledge by U.S. Shipping Operating LLC.

Attachment 1 - 4

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[USCS ATB LLC][23]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS ATB LLC

[USCS Charleston Chartering LLC][24]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Charleston Chartering LLC

[USCS Chemical Pioneer Inc.][25]	100 shares		100% of all of the shares owned by the Pledgor, being 100% of the shares of USCS Chemical Pioneer Inc.

[USS JV Manager Inc.][26]	100 shares		100% of all of the shares owned by the Pledgor, being 100% of the shares of USS JV Manager Inc.

[23]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

[24]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

[25]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

[26]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

Attachment 1 - 5

Pledged Interests Issuer	Authorized Interests	Outstanding Interests	% of Interests Pledged

[USS Product Carriers LLC][27]	100 membership units; 99 Class B membership units

100% of all of the  membership interests  owned by the Pledgor,  being 100% of the Class  A membership units of  USS Product Carriers  LLC; 99% of the Class B  membership units of USS  Product Carriers LLC;  and 99.5% of all  membership units of USS  Product Carriers LLC

[USS PC Holding Corp.][28]	100 shares		100% of all of the shares owned by the Pledgor, being 100% of the shares of USS PC Holding Corp.

[USCS Charleston LLC][29]	100 membership units		100% of all of the membership interests owned by the Pledgor, being 100% of the membership units of USCS Charleston LLC

[27]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

[28]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

[29]	For First Amendment to Pledge by U.S. Shipping Operating LLC.

Attachment 1 - 6

[Attachment 2 as contained in the First Amendment to the Pledge Agreement to
Pledge Agreement

State of Organization, Formation or Incorporation, Etc.

PLEDGOR: USCS Chemical Pioneer Inc.

STATE OF FORMATION: Delaware

STATE IDENTIFICATION NUMBER: 3654331

CHIEF EXECUTIVE OFFICE:  c/o U.S. Shipping Partners L.P., 399 Thornall Street, Edison, NJ 08837

TRADE NAMES: None]30

[30]	Use for First Amendment to Pledge by USCS Chemical Pioneer Inc.

Attachment 2 - 1

EXHIBIT I-1

FORM OF SECURITY AGREEMENT
[USS JV Manager Inc.]
[USS PC Holding Corp.]

          THIS SECURITY AGREEMENT (this “Security Agreement”), dated as of August [7], 2006, made by [U.S. SHIPPING FINANCE CORP.] [USS PRODUCT MANAGER LLC] [USS JV MANAGER INC.] [USS PC HOLDING CORP.], a Delaware [corporation]1 [limited liability company] (the “Grantor”), in favor of KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary (either directly or indirectly through its affiliate McDonald Investments, Inc. (the “Securities Intermediary”)), as defined in the U.C.C. (as defined below), and together with its successors and assigns in such capacities, the “Collateral Agent”) under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

          WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August [7], 2006, (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among [Grantor,]2 U.S. Shipping Partners L.P., a Delaware limited partnership (the “MLP”), USCS Chemical Pioneer Inc., a Delaware corporation, [U.S. Shipping Finance Corp., a Delaware corporation,]3 [USS JV Manager Inc.]3 [USS PC Holding Corp.]3, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USCS Charleston Chartering LLC, [USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC,]4 each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity,

[1]	Use only for U.S. SHIPPING FINANCE CORP.

[5]	Use only if Grantor is a Borrower.

[3]	Delete if U.S. Shipping Finance Corp., USS JV Manager Inc. or USS PC Holding Corp. is the grantor.

[4]	Delete the party that is the grantor.

Exhibit I-1 - 1

the “Syndication Agent”), and the Collateral Agent, the Lenders and the Letter of Credit Issuer have extended Commitments to make Credit Extensions to the Borrowers;

          WHEREAS, the Borrowers have entered into or may enter into certain Hedge Agreements (as defined in the Credit Agreement) with one or more Lenders or Affiliates of a Lender (together with their respective successors and assigns, the “Secured Hedge Counterparties”) pursuant to the terms of the Credit Agreement;

          [WHEREAS, the Grantor is a wholly owned [direct][indirect] subsidiary of MLP;]5

          [WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered that certain Guaranty (the “Guaranty”) dated as of even date herewith in favor of the Collateral Agent;]6

          WHEREAS, as a condition precedent to the [making]7 [continued funding]8 of the Loans and the issuance of the Letters of Credit under the Credit Agreement, and to the extension of financial accommodations under the Secured Hedge Agreements referred to above, the Grantor is required to execute and deliver this Security Agreement;

          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

          WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Secured Hedge Agreements.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans  to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Grantor hereby agrees, for the benefit of each Secured Party, as follows:

[5]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

[6]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

[7]	Use for Security Agreement executed on the August 2006 Closing Date.

[8]	Use for Security Agreement executed after the August 2006 Closing Date.

Exhibit I-1 - 2

ARTICLE I
DEFINITIONS

          SECTION 1.1          Certain Terms.  The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          “Administrative Agent” is defined in the first recital.

          “Borrower” and “Borrowers” are defined in the first recital.

          “Collateral” is defined in Section 2.1.

          “Collateral Account” is defined in Section 4.1.2(b).

          “Collateral Agent” is defined in the preamble.

          “Computer Hardware and Software Collateral” means: (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, in each case, whether now owned or leased or hereafter acquired by the Grantor; (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on any of the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (d) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          “Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Library of Congress or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

          “Credit Agreement” is defined in the first recital.

Exhibit I-1 - 3

          “Equipment” is defined in clause (a) of Section 2.1.

          “Grantor” is defined in the preamble.

          [“Guaranty” is defined in the fourth recital.]9

          “Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

          “Inventory” is defined in clause (b) of Section 2.1.

          “Lenders” is defined in the first recital.

          “Letter of Credit Issuer” is defined in the first recital.

          “Patent Collateral” means: (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world, in each case, of the Grantor; (b) all patent licenses of the Grantor; (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b); and (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license, and all rights corresponding thereto throughout the world.

          “Receivables” is defined in clause (c) of Section 2.1.

          “Related Contracts” is defined in clause (c) of Section 2.1.

          “Secured Hedge Agreements” means each Hedge Agreement entered into by a Borrower and a Secured Hedge Counterparty.

          “Secured Hedge Counterparty” is defined in the second recital.

          “Secured Obligations” is defined in Section 2.2.

          “Secured Party” means, as the context may require, any and all of the Administrative Agent, the Collateral Agent, the Syndication Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer and any Lender, and each of their respective successors, transferees and assigns.

          “Securities Intermediary” is defined in the preamble.

          “Security Agreement” is defined in the preamble.

[9]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

Exhibit I-1 - 4

          “Trade Secrets Collateral” means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively referred to as a “Trade Secret”), whether or not any Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to any Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any Trade Secret license.

          “Trademark Collateral” means: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature, in each case, of the Grantor (all of the foregoing items in this clause (a) being collectively referred to as a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country; (b) all Trademark licenses of the Grantor; (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b); (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

          “U.C.C.” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

          SECTION 1.2          Credit Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3          U.C.C. Definitions.  Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
SECURITY INTEREST

          SECTION 2.1          Grant of Security.  The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (the “Collateral”):

Exhibit I-1 - 5

          (a)          all equipment in all of its forms of the Grantor, wherever located (including, without limitation, all equipment, instruments, devices and machinery located on or associated with or used in connection with the Vessels), and all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefore (any and all of the foregoing being referred to as the “Equipment”);

          (b)          all inventory in all of its forms of the Grantor, wherever located (including, without limitation, all items used in connection with the Vessels constituting inventory and all food products, restaurant dinnerware and tableware, kitchen supplies and utensils, restaurant supplies, and all raw materials and materials used or consumed in the operation or maintenance of the Vessels, including fuel and oil used therefor), including (i) all oil, gas, fuel, and other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefore (any and all such inventory, materials, goods, accessions, products and documents being referred to as the “Inventory”);

          (c)          all accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts (including, without limitation, the Collateral Accounts, the New ATB Escrow Account and the Restricted Loss Proceeds Account (each as defined in the Cash Collateral Control Agreement) and all amounts on deposit therein and all Cash Equivalent Investments carried therein and all proceeds thereof), contracts, (including, without limitation, each New ATB Construction Contract, each Charter and each other Transaction Document to which it is a party), contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles of the Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, mortgages, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights, investment property and general intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles being referred to as the “Receivables”, and any and all such security agreements, guaranties, mortgages, leases, agreements and other contracts being referred to as the “Related Contracts”); provided that (i) the Capitalization Escrow Account is expressly excepted and excluded from such mortgage, pledge, assignment or grant of

Exhibit I-1 - 6

security interest and (ii) a Related Contract that by its terms requires consent of the other parties thereto to the mortgage, pledge, assignment or grant of security interest contained herein with respect to such Related Contract is expressly excepted and excluded from such mortgage, pledge, assignment or grant of security interest to the extent such mortgage, pledge, assignment or security interest would be prohibited thereby, provided further however that such exception and exclusion will not affect or limit in any way the grant of a mortgage, pledge, assignment and/or security interest in and to the proceeds thereof and such exception and exclusion are only to the extent that (A) such consent has not been obtained, (B) such consent is not rendered ineffective by Section 9-408 of the UCC or any other similar statute, and (C) such consent requirement is otherwise enforceable under applicable law (it being understood that nothing herein contained shall be deemed a waiver of  the provisions of Section 9-408 of the UCC or any other similar statute);

(d) all Intellectual Property Collateral of the Grantor;

          (e)          all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

          (f)          all governmental approvals, including any permits, to the extent a security interest may be granted therein; provided that any governmental approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the terms of this Security Agreement, including the grant of security interest in this Section 2.1;

          (g)          all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect the Grantor against fluctuations in commodity prices (including, without limitation, any Hedge Agreement);

          (h)          to the extent not included in the foregoing, all bank accounts and supporting obligations, and all boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, drills, apparel, furniture, fittings, equipment, drilling equipment, spare parts, and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, and also any and all additions, improvements, renewals and replacements hereafter made in or to any asset (including, without limitation, any New ATB or other vessel) or any part thereof, including all items and appurtenances aforesaid;

(i) with the exception of the Capitalization Escrow Account, all of the Grantor’s other property and rights of every kind and description and interests therein,

Exhibit I-1 - 7

including, without limitation, all other “Accounts”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letters of Credit”, “Letter-of-Credit Rights”, “Money”, “Proceeds”, “Securities”, “Securities Account”, “Security Entitlements” and “Uncertificated Securities” as such terms are defined in the U.C.C.; and

          (j)          all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), (g), (h) and (i) of this Section 2.1, proceeds of insurance, and proceeds deposited from time to time in any Collateral Account or lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

          SECTION 2.2          Security for Obligations. This Security Agreement secures the indefeasible payment and performance in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, [the Guaranty,]10 the Secured Hedge Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses, or otherwise, and all other obligations of the Borrowers and each other Loan Party to any Secured Party pursuant to any of the Transaction Documents, now or hereafter owing, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, regardless of how evidenced or arising, including, without limitation, all Hedging Obligations arising under any Secured Hedge Agreement, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (all such Obligations and such other obligations of the Borrowers and each other Loan Party being referred to as the “Secured Obligations”).

          SECTION 2.3          Continuing Security Interest.  This Security Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until indefeasible payment in full in cash of all Secured Obligations and the termination or expiration of all Commitments and all other commitments of the Secured Parties to any Borrower pursuant to any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit; (b) be binding upon the Grantor and its successors, transferees and assigns; and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any Note, any Loan or any Commitment held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Party may assign or otherwise transfer (in whole or in part) its rights

[10]	Use if Grantor is not a Borrower.

Exhibit I-1 - 8

and obligations pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document or Secured Hedge Agreement (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement.  Upon the indefeasible payment in full of all Secured Obligations and the termination or expiration of all Commitments and any other commitments of any Secured Party to the Borrowers under all Loan Documents, including, without limitation, all Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor.  Upon any such payment and termination or expiration, the Collateral Agent will, at the Grantor’s sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

          SECTION 2.4          Grantor Remains Liable.  Anything herein to the contrary notwithstanding (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements, to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantor from any of it duties or obligations under any contracts and agreements included in the Collateral (including, without limitation, each New ATB Construction Contract); and (c) neither the Collateral Agent nor the Securities Intermediary nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or the Securities Intermediary or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 2.5          Security Interest Absolute.  All rights of the Collateral Agent and the other Secured Parties and the security interests granted to the Collateral Agent and the other Secured Parties hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Transaction Document; (b) the failure of any Secured Party or any other holder of any Note (i) to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Loan Party or any other Person under the provisions of the Credit Agreement or any other Transaction Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or

Exhibit I-1 - 9

any other Transaction Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Loan Party, any surety or any guarantor.

          SECTION 2.6          Waiver of Subrogation.  Until one year and one day after the indefeasible payment in full of all Obligations and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, and the termination or expiration of all Letters of Credit, the Grantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any [other]11 Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Grantor’s obligations under this Security Agreement or any other Loan Document, including, without limitation, any Secured Hedge Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against any Borrower or any other Loan Party or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.  If any amount shall be paid to the Grantor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash or all Commitments and all other commitments by any Secured Party to any Borrower under the Loan Documents, including, without limitation, the Secured Hedge Agreements, have not expired or terminated and all Letters of Credit have not expired or terminated, then such amount shall be deemed to have been paid to the Grantor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured.  The Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          SECTION 3.1          Representations and Warranties of the Grantor.  The Grantor hereby represents and warrants unto each Secured Party as set forth in this Article III.

          SECTION 3.1.1       Location of Collateral, etc.  All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto.  None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than as set

[11]	Delete if Grantor is not a Borrower.

Exhibit I-1 - 10

forth on Schedule III hereto.  The place(s) of business of the Grantor or, if the Grantor has more than one place of business, the chief executive office of the Grantor, and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is set forth on Schedule II hereto.  The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, and the Grantor has not been the subject of any merger or other corporate reorganization.  None of the Receivables is evidenced by a promissory note or other instrument (other than a promissory note or instrument that has been delivered to the Collateral Agent (with appropriate endorsements)).  The Grantor is not a party to any Federal, state or local government contract, other than those contracts that have been disclosed to the Collateral Agent within five (5) days after execution thereof by the Grantor.  The “location” of the Grantor within the meaning of Section 9.307 of the U.C.C. is the State of Delaware.

          SECTION 3.1.2       Ownership, No Liens, Validity, etc.  The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement and except for any filings permitted by Section 7.2.3 of the Credit Agreement.  This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and except for the proper filing of a Uniform Commercial Code Financing Statement with the Secretary of State of the State of Delaware, all filings and other actions necessary to perfect and protect such security interest have been duly taken and such security interest shall be a first priority security interest.  The Grantor owns no real property except such real property that is encumbered by a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

          SECTION 3.1.3       Possession and Control.  Other than owner-furnished equipment for the New ATBs that is stored or otherwise located at the shipyards for each ATB Contractor, the Grantor has exclusive possession and control of the Equipment and Inventory.

          SECTION 3.1.4       Negotiable Documents, Instruments and Chattel Paper.  The Grantor has, contemporaneously herewith, delivered to the Collateral Agent possession of all originals of all negotiable documents and instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Collateral Agent).

          SECTION 3.1.5       Intellectual Property Collateral.  The Grantor does not own or have any interest in any Intellectual Property Collateral as of the Effective Date, other than the Computer Hardware and Software Collateral.  With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect: (a) the Grantor is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and (b) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.  The Grantor

Exhibit I-1 - 11

owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of material importance to the conduct of its business.

          SECTION 3.1.6       [Intentionally Blank].

          SECTION 3.1.7       Validity, etc.  This Security Agreement constitutes the legal, valid and binding obligations of the Grantor enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 3.1.8       Authorization, Approval, etc.  No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required (a) for the grant of a security interest by the Grantor in any Collateral pursuant to this Security Agreement or for the due execution, delivery, or performance of this Security Agreement by the Grantor; or (b) for the perfection of or the exercise by the Collateral Agent’s rights hereunder except the filing of financing statements under the UCC which filings were made on or prior to the Closing Date and the filing of continuation statements and other amendments to financing statements as required under the UCC.

          SECTION 3.1.9       Compliance with Laws.  The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

          SECTION 3.1.10     State of Formation; Name.  (a) The first paragraph of this Security Agreement lists the true legal name of the Grantor as registered in the jurisdiction in which the Grantor is formed; (b) the Grantor’s state of formation and identification number as designated by such state are set forth on Schedule II hereto; and (c) the Grantor is not now and has not been known by any trade name.

          SECTION 3.1.11     Bank Accounts.  The Grantor does not have any deposit accounts, securities accounts, collateral accounts or any other accounts with any Person other than the Collateral Agent (collectively, and exclusive of the Capitalization Escrow Account, the “Other Accounts”) except for the deposit accounts with the Persons identified in Item D of Schedule 1 hereto and the Capitalization Escrow Account.  The Grantor has taken or will have taken on or about [August 31, 2006], all actions necessary to grant “control” (within the meaning of Section 9.104(a) or Section 9.106(c), as applicable, of the U.C.C.) of each Other Account to the Collateral Agent, including but not limited to, the execution of control agreements in form and substance satisfactory to the Collateral Agent.

          SECTION 3.1.12     [Representations and Warranties in Credit Agreement.  The Grantor hereby represents and warrants unto each Secured Party that each representation and

Exhibit I-1 - 12

warranty contained in Article VI of the Credit Agreement or in any other Loan Document is true and correct as of the date hereof as if such representation or warranty was set forth in full in the Security Agreement and made by the Grantor with respect to the Grantor.]12

          SECTION 3.1.13     [Benefit to Grantor.  The Grantor represents that it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or Letter of Credit Issuer pursuant to the Credit Agreement, and the financial accommodations made from time to time to the Borrowers by the Secured Hedge Counterparties pursuant to the Secured Hedge Agreements, the Grantor is willing to secure the obligations of the Borrowers and the other Loan Parties under the Credit Agreement, any Note, the Guaranty, any Secured Hedge Agreement, and the other Loan Documents, and the Grantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.]13

ARTICLE IV
COVENANTS

          SECTION 4.1          Certain Covenants of the Grantor.  The Grantor hereby covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Secured Party shall have any outstanding Commitment or any other commitment to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, or any Letter of Credit shall remain outstanding, the Grantor will perform the obligations set forth in this Article IV.

          SECTION 4.1.1       As to Equipment and Inventory.  The Grantor shall

          (a)          keep all of the Equipment and Inventory (other than Inventory sold in the ordinary course of business or used in the conduct of the business) within the United States of America where all representations and warranties set forth in Article III shall be true and correct in all material respects, and all action required pursuant to the first sentence of Section 4.1.8 shall have been taken with respect to the Equipment and Inventory;

          (b)          cause all Equipment to be maintained and preserved in the same condition, repair and working order as on the date hereof, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith so that its business carried on in connection therewith may be properly conducted at all times unless the Grantor determines in good faith that the

[12]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

[13]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

Exhibit I-1 - 13

continued maintenance of any of its properties is no longer economically desirable; and promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the material Equipment; and

          (c)          pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

          SECTION 4.1.2       As to Receivables.

          (a)          The Grantor shall (i) keep its place(s) of business, its chief executive office and the office where it keeps its records concerning the Receivables, located at the address set forth in Schedule II hereto, or, upon thirty (30) days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.1.8 shall have been taken with respect to the Receivables; (ii) hold and preserve such records; and (iii) permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records.

          (b)          Upon written notice by the Collateral Agent to the Grantor pursuant to this Section 4.1.2(b) during the occurrence and continuance of an Event of Default under the Credit Agreement, (i) all proceeds of Collateral received by the Grantor during such Event of Default shall be delivered in kind to the Collateral Agent for deposit to a deposit account of the Grantor maintained with the Collateral Agent, and (ii) all deposit accounts and bank accounts of the Grantor not then maintained at the Collateral Agent (other than the Capitalization Escrow Account) and all amounts on deposit therein or Cash Equivalent Investments carried therein will be transferred to one or more deposit or bank accounts of the Grantor maintained at the Collateral Agent (any deposit or bank accounts of the Grantor maintained at the Collateral Agent, including those described in clauses (i) and (ii) above referred to herein as a “Collateral Account”).  With respect to any proceeds described in clause (i) above, (x) the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Secured Parties until delivery thereof is made to the Collateral Agent, and (y) no funds, other than proceeds of Collateral, will be deposited in any Collateral Account designated for the purpose of holding such proceeds.

          (c)          The Collateral Agent shall have the right to apply any amount in any Collateral Account to the payment of any Secured Obligations which are due and payable. Subject to the rights of the Collateral Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in any Collateral Account, as long as no Event of Default has occurred and is continuing, to require the Collateral Agent (i) to invest the amounts on deposit thereon in Cash Equivalent Investments provided that, in the case of certificated securities, the Collateral Agent shall retain possession thereof as Collateral and, in the case of uncertificated securities, the Collateral Agent may take such

Exhibit I-1 - 14

actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein, and (ii) to close such Collateral Account.

SECTION 4.1.3 As to Collateral.

          (a)          Until such time as an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantor of the revocation of such power and authority (provided that subject to the rights and remedies of the Collateral Agent hereunder, the Grantor shall be permitted to use inventory consisting of spares for the operation of the Vessels), the Grantor (i) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request or, in the absence of such request, as the Grantor may deem advisable, and (ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.  Without limiting the generality of the foregoing, the Collateral Agent shall be entitled upon the occurrence and continuation of an Event of Default to notify any parties obligated on any of the Collateral to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder and may enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  The Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent for deposit to the Collateral Account of any amounts due or to become due thereunder.

          (b)          Without limiting the generality of the foregoing clause (a), the Collateral Agent is authorized, upon the occurrence and continuation of an Event of Default, to endorse, in the name of the Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

SECTION 4.1.4 As to Intellectual Property Collateral.

          (a)          The Grantor shall not, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b)          The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, (A) fail to continue to use any of the Trademark

Exhibit I-1 - 15

Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain consistent with past practices the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c)          The Grantor shall not, unless it shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d)          The Grantor shall notify the Collateral Agent immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof  or any court) regarding the Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e)          In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (f)          The Grantor shall take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual

Exhibit I-1 - 16

Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

          (g)          The Grantor shall, (i) contemporaneously herewith, execute and deliver to the Collateral Agent any document reasonably required to acknowledge or register or perfect the Collateral Agent’s interest in any part of the Grantor’s existing Intellectual Property Collateral, (ii) provide written notice to the Collateral Agent within ten (10) Business Days after acquiring ownership or other rights with respect to any new Intellectual Property Collateral, and (iii) within thirty (30) days after request by the Collateral Agent, provide any document reasonably required to acknowledge or register or perfect the Collateral Agent’s interest in any part of such new Intellectual Property Collateral.

          SECTION 4.1.5       As to Other Bank Accounts.  The Grantor shall not establish or deposit any monies, securities or any other assets in any Other Account not identified in Item D of Schedule 1 hereto, unless the Grantor has taken all actions necessary to grant “control” (within the meaning of Section 9.104(a) or Section 9.106(c), as applicable, of the U.C.C.) of such Other Account to the Collateral Agent, including but not limited to, the execution of a control agreement in form and substance satisfactory to the Collateral Agent.

          SECTION 4.1.6       Commercial Tort Claims.  If at any time the Grantor shall acquire or otherwise have rights with respect to a Commercial Tort Claim which the Grantor reasonably believes, based upon then-current information, is likely to result in a judgment in favor of the Grantor in excess of $250,000, it shall promptly notify the Collateral Agent thereof in a writing (such writing to be in form and substance satisfactory to the Collateral Agent) signed by it containing brief details thereof to the Collateral Agent and take such other actions as necessary or desirable or reasonably requested by the Collateral Agent to grant and perfect a Lien in such Commercial Tort Claim in favor of the Collateral Agent.

          SECTION 4.1.7       Transfers and Other Liens.  The Grantor shall not: (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement (provided, that the Grantor may use or dispose of cash in the ordinary course of business for purposes permitted by the Credit Agreement subject to, both before and after the occurrence of an Event of Default, the rights and remedies of the Collateral Agent and the Secured Parties granted pursuant to this Security Agreement including, without limitation, the right of the Collateral Agent to require all deposit and bank accounts of the Grantor and cash carried therein to be deposited into one or more Collateral Accounts maintained at the Collateral Agent); or (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person, except for the security interest created by this Security Agreement and except for Liens and other charges or encumbrances permitted by the Credit Agreement.

          SECTION 4.1.8       Further Assurances, etc.  The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may

Exhibit I-1 - 17

reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Grantor will: (a) at the request of the Collateral Agent during an Event of Default, mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (c) file or record, as applicable, such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or advisable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted hereby; (d) furnish to the Collateral Agent, from time to time at the Collateral Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail; (e) warrant and defend the right and title herein granted to the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever; (f) not change its location within the meaning of Section 9.307 of the U.C.C. or its name or the state of its formation without providing the Collateral Agent at least thirty (30) days’ prior notice to such change and taking all actions required by the first sentence of Section 4.1.8; and (g) upon its acquisition after the date hereof of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, take such actions with respect to the Collateral or any part thereof as required by the Loan Documents.   With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law.

          SECTION 4.1.9       [Intentionally Blank].

          SECTION 4.1.10     [Intentionally Blank].

          SECTION 4.1.11     Filings.  The Grantor hereby authorizes the Collateral Agent to file U.C.C. financing statements, continuations and amendments with respect to the Collateral describing the collateral property as “all personal property” or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Collateral without its signature (to the extent permitted by applicable law).

Exhibit I-1 - 18

ARTICLE V
THE AGENT

          SECTION 5.1          Collateral Agent Appointed Attorney-in-Fact.  The Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent acting reasonably may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings which the Collateral Agent acting reasonably may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.8).  The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

          SECTION 5.2          Collateral Agent May Perform.  If the Grantor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 5.3          Collateral Agent Has No Duty.  In addition to, and not in limitation of, Section 2.4, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers.  Except for the exercise of reasonable care over any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.4          Reasonable Care.  The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuation of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

          SECTION 5.5          Collateral Agent.  Notwithstanding any right, power or remedy granted to the Collateral Agent herein, or at law, in equity, admiralty or otherwise, the Collateral Agent will not take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of

Exhibit I-1 - 19

1916, as amended (the “Shipping Act”).  The Collateral Agent represents and warrants unto each Secured Party that as of the date hereof it is a United States Citizen within the meaning of Section 2 of the Shipping Act.  The Collateral Agent agrees that if to the actual knowledge of its officers directly involved in the transactions the subject of this Agreement the Collateral Agent is not or ceases to be a United States citizen within the meaning of Section 2 of the Shipping Act, it will resign as Collateral Agent in accordance with the provisions of the Loan Documents.

ARTICLE VI
REMEDIES

          SECTION 6.1          Certain Remedies.  If any Event of Default shall have occurred and be continuing:

          (a)          The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and (ii) without notice except as specified below or, as required to be provided by the U.C.C., sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)          All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Agent pursuant to the Credit Agreement or Section 6.2 hereof) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in the following order:

              (i)          first:  to the payment and satisfaction of all costs and expenses including, without limitation, attorneys’ fees, incurred by the Collateral Agent and by the Administrative Agent in the enforcement and administration of this Security Agreement and of any of the other Transaction Documents;

Exhibit I-1 - 20

(ii) second: to the payment and satisfaction of all the other Secured Obligations consisting of costs, expenses, interest or fees on a pro rata basis; and

(iii) third: to the payment and satisfaction of all other Secured Obligations on a pro rata basis.

Any surplus of such cash or cash proceeds held by the Collateral Agent remaining after payment in full of all of the Secured Obligations, and the termination or expiration of all Commitments and all other commitments of any Secured Party to any Borrower under any Loan Document, including, without limitation, any Secured Hedge Agreement, and the termination or expiration of all Letters of Credit, shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 6.2          Expenses.  The Grantor will upon demand pay to the Collateral Agent and any local counsel the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent and any local counsel may incur in connection herewith, including, without limitation, in connection with (i) the administration of this Security Agreement and each other Transaction Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and any local counsel or any of the other Secured Parties hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 6.3          Warranties.  In any sale conducted pursuant hereto, the Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral.  The Collateral Agent may disclaim any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII
MISCELLANEOUS PROVISIONS

          SECTION 7.1          Loan Document.  This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 7.2          Amendments; etc.  No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (with the consent of the requisite Lenders prior to the payment in full of the Credit Extensions and the termination or expiration of the Commitments and the Letters of Credit and thereafter with the consent of all the Secured Hedge Counterparties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 7.3          Addresses for Notices.  All notices and other communications provided to any party hereto under this Security Agreement shall be in writing or by facsimile

Exhibit I-1 - 21

and addressed, delivered or transmitted to such party at its address or facsimile number set forth [in the Credit Agreement]14 [below its signature hereto]15 or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (receipt electronically confirmed in the case of facsimile).

          SECTION 7.4          Headings.  The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions hereof.

          SECTION 7.5          Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 7.6          Execution in Counterparts, Effectiveness, etc.  This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Grantor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This Security Agreement shall become effective when counterparts hereof executed on behalf of the Grantor and the Collateral Agent shall have been received by the Collateral Agent.

          SECTION 7.7          Collateral Agent; Exculpation.  By accepting the benefits of this Security Agreement, each Secured Party hereby appoints KeyBank National Association as its collateral agent under and for purposes of this Security Agreement.  Each Secured Party authorizes KeyBank National Association to act on behalf of such Secured Party under this Security Agreement, to exercise such powers hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof, together with such powers as may be reasonably incidental thereto.  Without limiting the provisions of the Credit Agreement, neither the Collateral Agent nor the directors, officers, employees or agents thereof shall be liable to any Secured Party (and each Secured Party will hold the Collateral Agent harmless) for any action taken or omitted to be taken by it under this Security Agreement, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, or responsible for any recitals or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Security Agreement, or for the creation, perfection or priority of any Liens purported to be created by this Security Agreement, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, or to make any inquiry respecting the performance by the Grantor of its obligations hereunder.

[14]	Use for Security Agreement delivered by a Borrower.

[15]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

Exhibit I-1 - 22

          SECTION 7.8          GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  This Security Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 7.9          FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

Exhibit I-1 - 23

          SECTION 7.10        WAIVER OF JURY TRIAL.  EACH SECURED PARTY BY ACCEPTING THE BENEFITS OF THIS SECURITY AGREEMENT AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTOR.  THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS SECURITY AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT.

          SECTION 7.11        NO ORAL AGREEMENTS.  THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 7.12        Filing as a Financing Statement.  At the option of the Collateral Agent, this Security Agreement, or a carbon, photographic or other reproduction of this Security Agreement or of any U.C.C. financing statement, continuations and amendments thereto, covering all of the Collateral or any portion thereof shall be sufficient as a U.C.C. financing statement and may be filed as such without the signature of the Grantor where and to the full extent permitted by applicable law.

          SECTION 7.13     [Binding on Successors, Transferees and Assigns; Assignment.  In addition to, and not in limitation of, but subject to the provisions of, Section 2.3, this Security Agreement shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.3); provided, however, that the Grantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.]16

[SIGNATURES BEGIN ON FOLLOWING PAGE]

[16]	Use for Security Agreement delivered by a Subsidiary that is not a Borrower.

Exhibit I-1 - 24

          IN WITNESS WHEREOF, each of the parties hereto have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR:

[U.S. SHIPPING FINANCE CORP]
[USS PRODUCT MANAGER LLC]
[USS JV MANAGER INC.]
[USS PC HOLDING CORP.]

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and
Chief Executive Officer

S-1
[SECURITY AGREEMENT BY [ENTITY NAME]]

COLLATERAL AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

S-2
[SECURITY AGREEMENT BY [ENTITY NAME]]

Schedule I
to
Security Agreement

Item A. Location of Equipment

1. See address on Schedule III

Item B. Location of Inventory

1. See address on Schedule III

Item C. Location of Lock Boxes - none

Bank Name and Address	Account Number	Contact Person
N/A	N/A	N/A

Item D. Other Accounts

[None]

Schedule I - 1

Schedule II
to
Security Agreement

State of Formation, Etc.

Grantor	State of Formation/ Identification Number	Principal Place of Business/ Chief Executive Office

[U.S. SHIPPING FINANCE CORP.	Delaware 4190018	c/o U.S. Shipping Partners L.P. 399 Thornall Street Edison, NJ 08837 ][17]

[USS PRODUCT MANAGER LLC	Delaware 4196169	c/o U.S. Shipping Partners L.P. 399 Thornall Street Edison, NJ 08837 ][18]

[USS JV MANAGER INC.	Delaware 4200260	c/o U.S. Shipping Partners L.P. 399 Thornall Street Edison, NJ 08837 ][19]

[USS PC HOLDING CORP.	Delaware 4200531	c/o U.S. Shipping Partners L.P. 399 Thornall Street Edison, NJ 08837 ][20]

[17]	Use this row for U.S. Shipping Finance Corp.

[18]	Use this row for USS Product Manager LLC.

[19]	Use this row for USS JV Manager Inc.

[20]	Use this row for USS PC Holding Corp.

Schedule II - 1

Schedule III
to
Security Agreement

Location of Inventory:

399 Thornall Street Edison, NJ 08837

[Bay Shipbuilding Co. Shipyard 605 N. 3rd Street Sturgeon Bay, Wisconsin]

[Eastern Shipbuilding Group, Inc. Shipyards 13300 Allanton Road Panama City, Florida

and

2200 Nelson Street Panama City, Florida]

[National Steel and Shipbuilding Company Shipyard 2798 East Harbor Drive San Diego, California]

[Insert any other addresses]

Location of Equipment:

399 Thornall Street Edison, NJ 08837

[Bay Shipbuilding Co. Shipyard 605 N. 3rd Street Sturgeon Bay, Wisconsin]

[Eastern Shipbuilding Group, Inc. Shipyards 13300 Allanton Road Panama City, Florida

and

2200 Nelson Street Panama City, Florida]

Schedule III - 1

[National Steel and Shipbuilding Company Shipyard 2798 East Harbor Drive San Diego, California]

[Insert any other addresses]

Schedule III - 2

EXHIBIT I-2

[FORM OF]1 [FIRST]2 [SECOND]3 [THIRD]4 AMENDMENT TO SECURITY
AGREEMENT

          THIS [FIRST] [SECOND] [THIRD] AMENDMENT TO SECURITY AGREEMENT, dated as of August [7], 2006 (this “Amendment”), is entered into by and among [USS ATB 1 LLC] [USS ATB 2 LLC] [USCS SEA VENTURE LLC] [USS M/V HOUSTON LLC] [U.S. SHIPPING PARTNERS L.P.] [U.S. SHIPPING OPERATING LLC] [USCS CHARLESTON CHARTERING LLC] [ITB BALTIMORE LLC] [ITB GROTON LLC] [ITB JACKSONVILLE LLC] [ITB MOBILE LLC] [ITB NEW YORK LLC] [ITB PHILADELPHIA LLC] [USS CHARTERING LLC] [USCS CHEMICAL CHARTERING LLC] [USCS CHEMICAL PIONEER INC.] [USCS CHARLESTON LLC] [USCS ATB LLC], a Delaware [limited partnership]5 [corporation]6 [limited liability company]7 (the “Grantor”), in favor of KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity including in its capacity as a securities intermediary (either directly or indirectly through its affiliate McDonald Investments, Inc.), as defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the “U.C.C.”), and together with its successors and assigns in such capacities, the “Collateral Agent”) under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein, defined terms used herein have the same meanings as assigned to such terms in the Credit Agreement.

W  I  T  N  E  S  S:

          [WHEREAS, Grantor, United States Shipping LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC,

[1] Delete.

[2] Use for USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, USCS Charleston Chartering LLC, U.S. Shipping Partners L.P., and U.S. Shipping Operating LLC.

[3] Use for USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc., USCS Charleston LLC and USCS ATB LLC.

[4] Use for ITB entities and USS Chartering LLC.

[5] Use for U.S. Shipping Partners L.P.

[6] Use for USCS Chemical Pioneer Inc.

[7] Use for all entities, other than U.S. Shipping Partners L.P. and USCS Chemical Pioneer Inc.

USS Chartering LLC, ]8 USS Transport LLC, and USS Vessel Management Inc. (collectively, the “First Borrowers”) have heretofore entered into that certain Credit Agreement, dated as of September 13, 2002, by and among the First Borrowers, National City Bank, as collateral agent, and the other parties thereto, as amended by that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, by and among Grantor, the other First Borrowers, United States Shipping Master LLC, United States Chemical Shipping LLC, USCS Chemical Transport LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), and USCS Charleston LLC, as the Borrowers, National City Bank, as collateral agent, and the other parties thereto, as further amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004, as further amended by that certain Second Amended Restated Credit Agreement, dated November 3, 2004, as further amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended, the “Existing Credit Facility”) by and among Grantor, U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Operating LLC, [ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC,]9 USCS Charleston Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers”) as the Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]10

          [WHEREAS, [Grantor,]11 [(as successor-by-conversion to USCS Chemical Pioneer LLC)]12 United States Shipping Master LLC, United States Shipping LLC, United States Chemical Shipping LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USS Transport LLC, USCS Chemical Transport LLC, [USCS Chemical Chartering LLC, and USCS Charleston LLC,]13 each a Delaware limited liability company, and USS Vessel Management Inc., [USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), each]14 a

[8] Delete the name of the grantor.

[9] Delete the name of the grantor.

[10] Use for ITB entities and USS Chartering LLC.

11 Do not use for USCS ATB LLC.

[12] Use if USCS Chemical Pioneer Inc. is the Grantor.

[13] Use appropriate combination of entities.

[14] Delete if USCS Chemical Pioneer Inc. is the Grantor.

Exhibit I-2 - 2

Delaware corporation (collectively, the “First Borrowers”), have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of April 13, 2004, by and among the First Borrowers, National City Bank, as collateral agent and the other parties thereto, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2004, as further amended by that certain Second Amended and Restated Credit Agreement, dated November 3, 2004, as further amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended, the “Existing Credit Facility”) by and among Grantor, [U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc., a Delaware corporation, U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC,]15 ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers”) as the Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]16

          [WHEREAS, [Grantor,]17 [U.S. Shipping Partners L.P., a Delaware limited partnership,]18 USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), a Delaware corporation, U.S. Shipping Operating LLC, USS Chartering LLC, [USCS Charleston Chartering LLC,]19 ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC[, and]20 USCS Charleston LLC[, and USCS ATB LLC,]21 each a Delaware limited liability company (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit

[15] Delete the name of the grantor.

[16] Use for USCS ATB LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc, and USCS Charleston LLC.

[17] Use for USCS Charleston Chartering LLC, U.S. Shipping Partners L.P., U.S. Shipping Operating LLC only.

[18] Delete if U.S. Shipping Partners L.P. is the Grantor.

[19] Delete if USCS Charleston Chartering LLC is the Grantor.

[20] Use if USCS ATB LLC is the Grantor.

[21] Delete if USCS ATB LLC is the Grantor.

Exhibit I-2 - 3

Agreement, dated as of October 24, 2005 (as so amended or otherwise modified, the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;]22

          [WHEREAS, grantor is a wholly owned subsidiary of U.S. Shipping Partners L.P.]23

          [WHEREAS, in connection with the Existing Credit Facility, the Grantor has heretofore executed and delivered that certain Security Agreement [dated as of September 13, 2002, as amended by that certain First Amendment to Security Agreement dated as of April 13, 2004 and by that certain Second Amendment to Security Agreement dated as of November 3, 2004]24 [dated as of April 13, 2004, as amended by that certain First Amendment to Security Agreement dated as of November 3, 2004]25 [dated as of September 17, 2004, as amended by that certain First Amendment to Security Agreement dated as of November 3, 2004]26 in favor of the Collateral Agent for the “Secured Parties” therein identified (as amended, the “Security Agreement”); ]27

          [WHEREAS, in connection with the Existing Credit Facility, the Grantor has heretofore executed and delivered that certain Security Agreement [dated as of August 31, 2005]28 [dated as of February 16, 2006]29 [dated as of December 9, 2005]30 [dated as of November 3, 2004]31 in

[22] Use if the Grantor is USCS Charleston Chartering LLC, U.S. Shipping Partners L.P., U.S. Shipping Operating LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, or USS M/V Houston LLC.

[23] Use for USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, and USS M/V Houston LLC.

[24] Use with ITB entities and USS Chartering LLC.

[25] Use with USCS Charleston LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc.

[26] Use with USCS ATB LLC.

[27] Use for USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc, USCS Charleston LLC, USCS ATB LLC, ITB entities, and USS Chartering LLC.

[28] Use for USS M/V Houston LLC.

[29] Use for USS ATB 1 LLC and USS ATB 2 LLC.

[30] Use for USCS Sea Venture LLC.

[31] Use for U.S. Shipping Partners L.P., U.S. Shipping Operating LLC, and USCS Charleston Chartering LLC.

Exhibit I-2 - 4

favor of the Collateral Agent for the “Secured Parties” therein identified (the “Security Agreement”);]32

          WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Third Amended and Restated Credit Agreement, dated as of August [7], 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among Grantor, the [other]33 Original Borrowers, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, [USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC,]34 USS Product Manager LLC, each a Delaware limited liability company, and U.S. Shipping Finance Corp., a Delaware corporation (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time become parties thereto (individually, a “Lender” and collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, pursuant to which the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

          WHEREAS, the Borrowers have entered into or may from time to time enter into Secured Hedge Agreements with certain Secured Hedge Counterparties as permitted under the terms of the Credit Agreement;

          WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending, renewing and continuing loans under the Existing Credit Facility, and to the extension of financial accommodations under the Secured Hedge Agreements referred to above, the Grantor is required to execute and deliver this Amendment;

          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Amendment; and

          WHEREAS, it is in the best interests of the Grantor to execute this Amendment inasmuch as the Grantor will derive substantial direct and indirect benefits from the extension, renewal and continuation of the corresponding loans under the Existing Credit Facility and from

[32] Use with USS M/V Houston LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, U.S. Shipping Partners L.P., U.S. Shipping Operating LLC, and USCS Charleston Chartering LLC.

33 Do not use with USS M/V Houston LLC, USS ATB 1 LLC, USS ATB 2 LLC, or USCS Sea Venture LLC.

[34] Delete the party that is the grantor.

Exhibit I-2 - 5

Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Secured Hedge Agreements.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans (including for the purpose of extending, renewing and continuing loans under the Existing Credit Facility) to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Grantor and the Collateral Agent hereby agree, for the benefit of each Secured Party, to amend the Security Agreement as follows:

          SECTION 1. Amendment of Recitals. The First Recital of the Security Agreement is hereby amended by deleting its text in its entirety and inserting the following text in lieu thereof:

“WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August [7], 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among Grantor, [U.S. Shipping Partners L.P., a Delaware limited partnership,][35] [USCS Chemical Pioneer Inc., a Delaware corporation,][36] U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, [U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USCS Charleston Chartering LLC,][37] USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such

[35] Delete the party that is the grantor.
[36] Delete the party that is the grantor.
[37] Delete the party that is the grantor.

Exhibit I-2 - 6

capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, the Lenders and the Letter of Credit Issuer have extended Commitments to make Credit Extensions to the Borrowers;”.

          SECTION 2. Amendment of Section 1.1. Section 1.1 of the Security Agreement is hereby amended by deleting the definition for “Secured Party” and inserting the following new definition in lieu thereof:

          “ “Secured Party” means, as the context may require, any and all of the Administrative Agent, the Collateral Agent, the Syndication Agent, any Secured Hedge Counterparty, the Letter of Credit Issuer and any Lender, and each of their respective successors, transferees and assigns.”

          SECTION 3. Amendment of Section 2.1(c). Section 2.1(c) of the Security Agreement is hereby amended by deleting Section 2.1(c) in its entirety and inserting the following text in lieu thereof:

“(c) all accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts (including, without limitation, the Collateral Accounts, the New ATB Escrow Account and the Restricted Loss Proceeds Account (each as defined in the Cash Collateral Control Agreement) and all amounts on deposit therein and all Cash Equivalent Investments carried therein and all proceeds thereof), contracts, (including, without limitation, each New ATB Construction Contract, each Charter and each other Transaction Document to which it is a party), contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles of the Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, mortgages, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, bank accounts, securities accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights, investment property and general intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and general intangibles being referred to as the “Receivables”, and any and all such security agreements, guaranties, mortgages, leases, agreements and other contracts being referred to as the “Related Contracts”); provided that (i) the Capitalization Escrow Account is expressly excepted and excluded from such mortgage, pledge, assignment or grant of security interest and (ii) a Related Contract that by its terms requires consent of

Exhibit I-2 - 7

the other parties thereto to the mortgage, pledge, assignment or grant of security interest contained herein with respect to such Related Contract is expressly excepted and excluded from such mortgage, pledge, assignment or grant of security interest to the extent such mortgage, pledge, assignment or security interest would be prohibited thereby, provided further however that such exception and exclusion will not affect or limit in any way the grant of a mortgage, pledge, assignment and/or security interest in and to the proceeds thereof and such exception and exclusion are only to the extent that (A) such consent has not been obtained, (B) such consent is not rendered ineffective by Section 9-408 of the UCC or any other similar statute, and (C) such consent requirement is otherwise enforceable under applicable law (it being understood that nothing herein contained shall be deemed a waiver of  the provisions of Section 9-408 of the UCC or any other similar statute);”.

          SECTION 4. Amendment of Section 2.1(h). Section 2.1(h) of the Security Agreement is hereby amended by deleting the text “Purchased Asset” and inserting the text “asset (including, without limitation, any New ATB or other vessel)” in lieu thereof.

          SECTION 5. Amendment of Section 2.1(i). Section 2.1(i) of the Security Agreement is hereby amended by inserting the text “with the exception of the Capitalization Escrow Account,” immediately before the text “all of the Grantor’s other property”.

          SECTION 6. Amendment of Section 2.4(b). Section 2.4(b) of the Security Agreement is hereby amended by inserting the text “(including, without limitation, each New ATB Construction Contract)” immediately after the text “under any contracts and agreements included in the Collateral”.

          SECTION 7. Amendment of Section 3.1.3. Section 3.1.3 of the Security Agreement is hereby amended by deleting the text “The Grantor has” and inserting the text “Other than owner-furnished equipment for the New ATBs that is stored or otherwise located at the shipyards for each ATB Contractor, the Grantor has” in lieu thereof.

          SECTION 8. Amendment of Section 3.1.5. Section 3.1.5 of the Security Agreement is hereby amended by deleting the text “which might have” and inserting the text “which could reasonably be expected to have” in lieu thereof.

          SECTION 9. Amendment of Section 3.1.11. Section 3.1.11 of the Security Agreement is hereby amended by (a) inserting the text “, and exclusive of the Capitalization Escrow Account” immediately after the text “(collectively”, (b) inserting the text “and the Capitalization Escrow Account” immediately after the text “Persons identified in Item D of Schedule 1 hereto” and (c) deleting the date contained therein and inserting “[August 31, 2006]” in lieu thereof.

          SECTION 10. Amendment of Section 4.1.2. Sub-clause (ii) of Section 4.1.2(b) of the Security Agreement is hereby amended by inserting the text “(other than the Capitalization Escrow Account”) immediately after the text “not maintained at the Collateral Agent”.

Exhibit I-2 - 8

          SECTION 11. Amendment of Section 4.1.8. Clause (c) of Section 4.1.8 of the Security Agreement is hereby amended by deleting the text “file” and inserting the text “file or record, as applicable,” in lieu thereof.

          SECTION 12. Reaffirmation of Representations and Warranties. The Grantor hereby represents and warrants unto the Collateral Agent and each Lender that all of its representations and warranties contained in Article III of the Security Agreement are true and correct.

          SECTION 13. Ratification of Security Agreement. This Amendment shall be deemed to be an amendment to the Security Agreement, and the Security Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.  All references to the Security Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Security Agreement as amended hereby and as from time to time hereafter amended, restated, supplemented or otherwise modified.

          SECTION 14. Re-Grant of Security Interest. The Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to all of the Collateral described in the Security Agreement (as amended hereby).

          SECTION 15. Governing Law; Severability. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION). Any provision of this Amendment or the Security Agreement (as amended by this Amendment) which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 16. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 17. Execution and Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Grantor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This Amendment shall become effective when counterparts hereof executed on behalf of the Grantor and the Collateral Agent shall have been received by the Collateral Agent.

Exhibit I-2 - 9

          SECTION 18. Successors and Assigns. This terms of this Amendment shall (a) be binding upon the Grantor and its successors, transferees and assigns; and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Amendment), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement.

[Signatures on following pages]

Exhibit I-2 - 10

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GRANTOR:

[ITB BALTIMORE LLC]
[ITB GROTON LLC]
[ITB JACKSONVILLE LLC]
[ITB MOBILE LLC]
[ITB NEW YORK LLC]
[ITB PHILADELPHIA LLC]
[USS CHARTERING LLC]
[USCS CHEMICAL CHARTERING LLC]
[USCS CHEMICAL PIONEER INC.]
[USCS CHARLESTON LLC]
[USCS ATB LLC]
[U.S. SHIPPING PARTNERS L.P.]
[U.S. SHIPPING OPERATING LLC] [USCS CHARLESTON CHARTERING LLC]
[USS M/V HOUSTON LLC]
[USCS SEA VENTURE LLC]
[USS ATB 1 LLC]
[USS ATB 2 LLC]

By:	/s/

Name:
Title:

Exhibit I-2 - 11
[AMENDMENT TO [COMPANY NAME] SECURITY AGREEMENT]

COLLATERAL AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Exhibit I-2 - 12
[AMENDMENT TO [COMPANY NAME] SECURITY AGREEMENT]

EXHIBIT J

[FORM OF] FIRST AMENDMENT TO GUARANTY

          THIS FIRST AMENDMENT TO GUARANTY (this “First Amendment”), dated as of August 7, 2006, made by [USCS CHEMICAL CHARTERING LLC] [USCS CHEMICAL PIONEER INC.], a Delaware [limited liability company] [corporation] (together with its permitted successors and assigns, the “Guarantor”), in favor of KEYBANK NATIONAL ASSOCIATION, as Collateral Agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

          WHEREAS, Guarantor [(as successor-by-conversion to USCS Chemical Pioneer LLC)],1 U.S. Shipping Partners L.P., a Delaware limited partnership, [USCS Chemical Pioneer Inc., a Delaware corporation (as successor-by-conversion to USCS Chemical Pioneer LLC),]2 U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC,  ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, [USCS Chemical Chartering LLC,]3 USCS Charleston LLC, USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004 (the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), CIBC, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers have obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;

          WHEREAS, in connection with the Existing Credit Facility, the Guarantor has heretofore executed and delivered that certain Guaranty dated as of November 3, 2004 in favor of the Collateral Agent for the “Secured Parties” therein identified (the “Guaranty”);

          WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among Guarantor, the other Original Borrowers, U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware corporation, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time become parties thereto (individually, a “Lender” and collectively, the “Lenders”), Canadian Imperial Bank of

[1] Delete if Guarantor is USCS Chemical Chartering LLC.
[2] Delete if Guarantor is USCS Chemical Pioneer Inc.
[3] Delete if Guarantor is USCS Chemical Chartering LLC

Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

          WHEREAS, the Borrowers have entered into or may enter into certain Secured Hedge Agreements with Secured Hedge Counterparties, pursuant to the terms of the Credit Agreement;

          WHEREAS, as a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement for the purpose of extending, renewing and continuing loans under the Existing Credit Facility, and to the extension of financial accommodations under the Secured Hedge Agreements referred to above, the Guarantor is required to execute and deliver this First Amendment;

          WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this First Amendment;

          WHEREAS, it is in the best interests of the Guarantor to execute this First Amendment inasmuch as the Guarantor will derive substantial direct and indirect benefits from the extension, renewal and continuation of the corresponding loans under the Existing Credit Facility and from Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrowers by the Lenders and/or the Letter of Credit Issuer pursuant to the Credit Agreement and the financial accommodations made from time to time to the Borrowers by Secured Hedge Counterparties pursuant to the Secured Hedge Agreements.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Letter of Credit Issuer to make Loans  (including for the purpose of extending, renewing and continuing loans under the Existing Credit Facility) to, and/or issue or participate in Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and to induce the Secured Hedge Counterparties to extend financial accommodations pursuant to the Secured Hedge Agreements, the Guarantor and the Collateral Agent hereby agree, for the benefit of each Secured Party, to amend the Guaranty as follows:

          SECTION 1.     Amendment of Recitals.  The First Recital of the Guaranty is hereby amended by deleting its text in its entirety and inserting the following text in lieu thereof:

“WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among the Guarantor, U.S. Shipping Partners L.P., a Delaware limited partnership, [USCS Chemical Pioneer Inc., a Delaware corporation,][4] U.S. Shipping Finance Corp., a Delaware corporation, USS JV Manager Inc., a Delaware corporation, USS PC Holding Corp., a Delaware

[4] Delete if Guarantor is USCS Chemical Pioneer Inc.

2

corporation, U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC,  ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, [USCS Chemical Chartering LLC,][5] USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as letter of credit issuer (in such capacity together with its successors in such capacity, the “Letter of Credit Issuer”) and as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;”

          SECTION 1     Amendment of Section 1.1.  Section 1.1 of the Guaranty is hereby amended by amending the definition of Secured Party by (a) inserting the text “the Syndication Agent” immediately after the text “the Collateral Agent, “ and (b) deleting the text “Hedging” and inserting the text “Hedge” in lieu thereof.

          SECTION 2     Amendment of Section 2.1.  Section 2.1 of the Guaranty is hereby amended by deleting the text “Party” immediately after the text “the Credit Agreement, the Notes, each Secured”.

          SECTION 3     Amendment of Section 3.2.  Section 3.2 of the Guaranty is hereby amended by inserting the text “Secured” immediately after the text “by the Secured Hedge Counterparties pursuant to the”.

          SECTION 4     Amendment of Section 5.10.  Section 5.10 of the Guaranty is hereby amended by deleting the text “of”, which appears after the text “jurisdiction where such collateral”, and inserting the text “or” in place thereof.

          SECTION 5     Reaffirmation of Representations and Warranties.  The Guarantor hereby represents and warrants unto the Collateral Agent and each Lender that all of its representations and warranties contained in Article III of the Guaranty are true and correct.

          SECTION 6     Ratification of Guaranty.  This First Amendment shall be deemed to be an amendment to the Guaranty and the Guaranty, as amended hereby, is hereby ratified, approved

[5] Delete if Guarantor is USCS Chemical Chartering LLC.

3

and confirmed in each and every respect.  All references to the Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Guaranty as amended hereby and as from time to time hereafter amended, restated, supplemented or otherwise modified.

          SECTION 7     Governing Law; Severability.  THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  Any provision of this First Amendment or the Guaranty (as amended by this First Amendment) which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8     NO ORAL AGREEMENTS.  THIS WRITTEN FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 9     Execution and Counterparts, Effectiveness.  This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Guarantor and the Collateral Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.  This First Amendment shall become effective when counterparts hereof executed on behalf of the Guarantor and the Collateral Agent shall have been received by the Collateral Agent.

          SECTION 10     Successors and Assigns.  This terms of this First Amendment shall (a) be binding upon the Guarantor and its successors, transferees and assigns; and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and their respective successors, transferees, and assigns.  Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11.1 of the Credit Agreement and any Secured Hedge Counterparty may assign or otherwise transfer (in whole or in part) its interest pursuant to any Secured Hedge Agreement, and any successor or assignee thereof shall thereupon become vested with all of the rights and benefits in respect thereof granted to such Secured Party under any such Loan Document including any Secured Hedge Agreement (including this Amendment), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11.1 and Article IX of the Credit Agreement.

4

          IN WITNESS WHEREOF, the parties have caused this First Amendment to Guaranty to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

Guarantor:

[USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company] [USCS CHEMICAL PIONEER, INC., a Delaware corporation]

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address:	c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Facsimile:	732-635-1940

S-1
[Signature Page to [Entity Name] Amendment to Guaranty]

Collateral Agent:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

S-2
[Signature Page to [Entity Name] Amendment to Guaranty]

EXHIBIT K-1

THIRD OMNIBUS ACKNOWLEDGMENT
AND AMENDMENT OF AGREEMENTS

          THIS THIRD OMNIBUS ACKNOWLEDGMENT AND AMENDMENT OF AGREEMENTS, dated as of August 7, 2006 (this “Third Omnibus Acknowledgment”), is entered into by and among HESS CORPORATION, a Delaware corporation (“Hess”), USS CHARTERING LLC, a Delaware limited liability company (“Charter LLC”), and KEYBANK NATIONAL ASSOCIATION as Collateral Agent (together with its successors in such capacity, the “Collateral Agent”).  Unless otherwise defined herein, defined terms used herein have the same meanings as assigned to such terms in the Second Amended and Restated Credit Agreement (as defined below).

W  I  T  N  E  S  S:

          WHEREAS, Hess and Charter LLC entered into a Support Agreement dated as of September 13, 2002, as amended by that Omnibus Acknowledgment and Amendment of Agreements dated as of April 13, 2004, and as further amended by that Second Omnibus Acknowledgment and Amendment of Agreements dated as of November 3, 2004 (said agreement, together with each of the Schedules thereto, as so amended, the “Support Agreement”) in consideration for and in connection with the purchase of vessels by various affiliates of Charter LLC from various affiliates of Hess pursuant to that certain Asset Purchase Agreement dated as of July 18, 2002 by and among Hess, Charter LLC, various affiliates of Hess and various affiliates of Charter LLC;

          WHEREAS, Hess is the charterer under a time charter dated September 1, 2002 entered into with Charter LLC;

          WHEREAS, Charter LLC, U.S. Shipping Partners L.P. (“Parent”), U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer LLC, USCS Charleston LLC, USCS Charleston Chartering LLC and USCS ATB LLCC (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004, as amended by that First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, and as further amended by that Second Amendment to Second Amended and Restated Credit Agreement dated as of October 24, 2005 (the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent for the Lenders, CIBC, as issuer of the letters of credit, and KeyBank National Association (as successor to National City Bank) as the Collateral Agent;

          WHEREAS, in connection with the Existing Credit Facility and prior credit facilities, (i) Hess, Charter LLC and National City Bank as the original collateral agent (the “Original Collateral Agent”) have heretofore executed and delivered that certain Consent and Agreement dated as of September 13, 2002, as amended by that Omnibus Acknowledgment and Amendment of Agreements dated as of April 13, 2004, and as further amended by that Second Omnibus Acknowledgment and Amendment of Agreements dated as of November 3, 2004 (as so amended, the “Consent”) and (ii) Hess and the Original Collateral Agent have heretofore executed and delivered that certain Consent and Agreement (Support Agreement) dated as of September 13, 2002 which was also signed by CIBC, as administrative agent, and acknowledged and agreed to by Charter LLC, as amended by that Omnibus Acknowledgment and Amendment of Agreements dated as of April 13, 2004, and as further amended by that Second Omnibus Acknowledgment and Amendment of Agreements dated as of November 3, 2004 (as so amended, the “Support Consent”);

          WHEREAS, Parent intends to issue additional common units and class B common units that will result in United States Shipping Master LLC (“Shipping Master”) ceasing to own a majority of the Parent (the “Equity Offering”);

          WHEREAS, the Existing Credit Facility is being amended and restated pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (as amended, supplemented, renewed, refinanced, extended, increased, restated or otherwise modified from time to time thereafter, the “Third Amended and Restated Credit Agreement”), by and among Charter LLC, Parent, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc. (as successor-in-interest to USCS Chemical Pioneer LLC), USCS Charleston LLC, USCS Charleston Chartering LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS MN Houston LLC, U.S. Shipping Finance Corp. and USS Product Management LLC (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time, become parties thereto (individually, a “Lender” and collectively, the “Lenders”), CIBC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of the letters of credit (in such capacity, together with its successors in such capacity, the “Letter of Credit Issuer”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”) and the Collateral Agent (the Collateral Agent, the Lenders, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the counterparties to certain hedge agreements hereinafter collectively referred to as the “Secured Parties”); and

          WHEREAS, it is a condition to the obligations of the Secured Parties under the Third Amended and Restated Credit Agreement that Hess execute and deliver this Third Omnibus Acknowledgment.

          NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree, for the benefit of each Secured Party, as follows:

          SECTION 1.     Acknowledgment.  Hess hereby acknowledges (a) that the Credit Agreement referred to in each of the Support Agreement, Consent, and Support Consent has been amended, restated, and extended, and the loan commitments thereunder refinanced, pursuant to the Third Amended and Restated Credit Agreement; and (b) the refinancing, refunding, renewals and extended maturity of the Loans as set forth in the Third Amended and Restated Credit Agreement, the Equity Offering and its related transactions (as contemplated by the Third Amended and Restated Credit Agreement).

          SECTION 2.     Ratification.  Hess and each of the parties hereto, if a signatory thereto, hereby ratifies, approves, and confirms the terms and continued effectiveness of each of the Support Agreement, Consent, and Support Consent (including without limitation Section 4(g) thereof), each as amended by Section 3 hereof, in each and every respect following the consummation of the transactions contemplated by the Third Amended and Restated Credit Agreement, including the Equity Offering and its related transactions.

          SECTION 3.     Amendment of Definitions.  Each of the defined terms “Collateral Agent,” “Lenders,” “Administrative Agent,” Letter of Credit Issuer,” “Parent” and “Secured Parties” (and their respective plural or singular forms, as applicable) defined in this Third Omnibus Acknowledgment is hereby incorporated into each of the Support Agreement, Consent and Support Consent as if defined as such therein.  Any and all references to “Credit Agreement” in each of the Support Agreement, Consent and Support Consent shall be deemed to be references to the Third Amended and Restated Credit Agreement as defined herein.

          SECTION 4.     Separate Counterparts.  This Third Omnibus Acknowledgment may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all of such counterparts shall constitute one and the same instrument.

          SECTION 5.     Severability.  Any provision of this Third Omnibus Acknowledgment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6.     Successors and Assigns.  This Third Omnibus Acknowledgment shall be binding upon and inure to the benefit of Hess, Charter LLC, the Collateral Agent, the Administrative Agent, the other Secured Parties and their respective successors and assigns including all purchasers of a Vessel (as defined in the Support Agreement) and all owners of the equity interests in Charter LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, and U.S. Shipping Operating LLC, in each case following the exercise of remedies by the Collateral Agent.

          SECTION 7.     Governing Law.  THIS THIRD OMNIBUS ACKNOWLEDGMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

          SECTION 8.     CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS THIRD OMNIBUS ACKNOWLEDGMENT, OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY WITH RESPECT TO THIS THIRD OMNIBUS ACKNOWLEDGMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS THIRD OMNIBUS ACKNOWLEDGMENT.

          SECTION 9.     WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS THIRD OMNIBUS ACKNOWLEDGMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY WITH RESPECT TO THIS THIRD OMNIBUS ACKNOWLEDGMENT.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH SECURED PARTY ENTERING INTO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THE HEDGE AGREEMENTS AND MAKING THE CREDIT EXTENSIONS.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Omnibus Acknowledgment as of the date first above written.

HESS CORPORATION

By:	/s/

Name:

Title:

Address:

S-1

KEYBANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Address:	Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, Texas 75225

S-2

USS CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address:	c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

S-3

AGREED TO AND ACCEPTED BY:

CANADIAN IMPERIAL BANK OF COMMERCE, not in its individual capacity but solely as Administrative Agent

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

Address:	300 Madison Avenue
New York, New York 10017

Attention: Agency Services

S-4

EXHIBIT K-2

FORM OF CONSENT AND AGREEMENT
(FOR FUTURE CHARTERS)

CONSENT AND AGREEMENT (this “Consent”), dated as of [_______], 2006, by and among [Name of Charterer]1 (“Charterer Inc.” 2), [Name of Chartering Entity] 3, a Delaware [limited liability company] 4 (together with its successors and assigns, “Chartering [LLC] 5”), and KeyBank National Association as Collateral Agent (as hereinafter defined).  Charterer Inc. is defined as the “charterer” of one or more vessels (the “Vessels”), each of which is owned by a subsidiary of U.S. Shipping Partners L.P. (the “Vessel Owner”), under a time charter dated [___] entered into with Chartering LLC (as amended, supplemented, restated or otherwise modified and in effect, the “Charter”).  Charterer Inc. acknowledges that the acquisition and operation of the Vessels were financed or refinanced pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006, (as may be further amended, supplemented, renewed, refinanced, extended, increased, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Chartering LLC, U.S. Shipping Partners L.P., U.S. Shipping Finance Corp., U.S. Shipping Operating LLC and certain other subsidiaries of U.S. Shipping Operating LLC from time to time party thereto, various financial institutions as lenders (collectively, together with their respective successors and assigns the “Lenders”), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of the letters of credit (in such capacity, together with its successors in such capacity, the “Letter of Credit Issuer”), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and KeyBank National Association, as collateral agent (in such capacity together with its successors in such capacity, the “Collateral Agent”; and together with the Lenders, the Administrative Agent, the Letter of Credit Issuer, Syndication Agent and the counterparties to certain secured hedge agreements hereinafter collectively referred to as the “Secured Parties”).

Charterer Inc. hereby acknowledges, agrees and consents to (i) any charter pursuant to which each of the Vessels is bareboat chartered by its respective Vessel Owner to Chartering LLC or any other subsidiary of U.S. Shipping Partners L.P. engaged in chartering vessels, (ii) any subcharter by Chartering LLC of the Charter to any other subsidiary of U.S. Shipping Partners L.P. engaged in chartering and which has a bareboat charter arrangement with the Vessel Owner of the Vessel that is to perform under the Charter, (iii) the assignment of any, or all, of the rights and obligations of Chartering LLC under the Charter to any other wholly-owned subsidiary of U.S. Shipping Partners L.P. engaged in chartering vessels, (iv) the execution and delivery of a first preferred mortgage on each of the Vessels by the respective Vessel Owner to the Collateral Agent for the Secured Parties, and (v) the grant of a security interest in the Charte assignment for collateral purposes of the Charter to the Collateral Agent for the benefit of the Secured Parties and the grant of a security interest in the equity interests of each Vessel Owner and Chartering LLC for the benefit of the Secured Parties.  Charterer Inc. hereby consents to and acknowledges and agrees that none of the matters consented to above, nor the foreclosure or exercise of other creditor rights by the Collateral Agent or any of its nominees or any of the Secured Parties of the rights and remedies accorded to them pursuant to the documents granting the liens described above or otherwise under applicable law, including without limitation the sale and the taking of ownership and control of the Vessels, or the enforcement of the Charter, by the Collateral Agent, any Secured Party or any new owner upon foreclosure or any exercise of secured creditor remedies, shall constitute, in and of itself, a default or breach under the Charter and such persons shall be entitled to perform the Charter and enforce Charterer Inc.’s obligations thereunder to the same extent as Chartering LLC, and Charterer Inc. shall not terminate the Charter solely by reason of such

[1] Insert name of Charterer.
[2] Replace with appropriate short from of the name of “Charterer Inc.” There are 32 instances of “Charterer Inc.” in the document that need to be replaced with the entity’s name.
[3] Insert name of Charting entity.
4 If Chartering entity is not an LLC, please correct this appropriately.
5 If Chartering entity is not an LLC, please correct this appropriately.

Exhibit K-2 - 1

change in ownership or control.  Charterer Inc. acknowledges and agrees that the Collateral Agent, on behalf of the Secured Parties, and each of the other Secured Parties shall have the right (but not the obligation) to cure defaults by Chartering LLC under the Charter, without assuming or being responsible for any of the obligations of Chartering LLC thereunder.  Charterer Inc. agrees to (A) accept performance under the Charter by the Collateral Agent, any Secured Party, or any of their respective nominees or transferees reasonably acceptable to Charterer Inc. as designated as such in writing by the Collateral Agent (each a “Transferee”) following the exercise of secured creditors rights, (B) comply with any and all written instructions received from the Collateral Agent or a Transferee to the extent such compliance would be required pursuant to the Charter if such instruction were given by Chartering LLC; (C) treat such instructions as coming directly from Chartering LLC; and (D) with effect as of the date of receipt of such instructions, direct to the Collateral Agent or, if the Collateral Agent has assigned the Charter to one or more Transferees, to such Transferee(s), all communications and correspondence arising out of or in connection with the Charter.  Collateral Agent acknowledges that upon the exercise of secured creditors rights in which a Transferee directly receives any payments from Charterer Inc. pursuant to the Charter, Charterer Inc. will be entitled to obtain refunds from such Transferee for any overpayments by Charterer Inc. under the Charter or, if any payments were made in advance by Charterer Inc., for any amounts paid and not earned.

With the exception of any senior claims of Charterer Inc. against Chartering LLC or the Vessels, in rem, for charter hire paid and not earned, Charterer Inc. hereby agrees that all maritime liens against each of the Vessels, including those arising under operation of law, created or purported to be created by Charterer Inc., notwithstanding the terms, dating, execution or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of any such lien; the time of filing or recording of any mortgages, or any other documents, instruments, or agreements under any applicable law; and any provision of any applicable law to the contrary, shall be subordinated in priority to the first preferred mortgage in and lien upon each of the Vessels, including all equipment and inventory appurtenant thereto.

Charterer Inc. hereby agrees to make payments to such account as Chartering LLC shall designate until it has been instructed otherwise by written notice from the Collateral Agent.  Thereafter it shall make payments to such accounts as the Collateral Agent shall designate by written notice to Charterer Inc.  Chartering LLC hereby irrevocably and unconditionally agrees that any payment made pursuant to any instruction given unilaterally by the Collateral Agent shall constitute payment to Chartering LLC.

Charterer Inc. agrees that it shall not exercise any remedy or claim any damages as the result of any breach or default by Chartering LLC under the Charter or otherwise without prior notice in writing to the Collateral Agent specifying the basis therefor (hereinafter called a “Notice”) and a reasonable opportunity to cure following receipt of a Notice by the Collateral Agent.  If a trustee or person exercising the powers of a trustee in any bankruptcy, insolvency or other similar proceeding applicable to Chartering LLC rejects the Charter, Charterer Inc. shall, if so requested by the Collateral Agent, execute and deliver to the Collateral Agent or any Transferee (herein called the “Replacement Entity”), a new contract with the Replacement Entity, provided that Charterer Inc. shall be required to execute a new contract with the Replacement Entity only if the Charter has been terminated pursuant to such rejection, the Replacement Entity undertakes to pay all amounts then payable to Charterer Inc. under the Charter (including refunds for any overpayments by Charterer Inc. under the Charter or, if any payments were made in advance by Charterer Inc., for any amounts paid and not earned) and any nonmonetary defaults of Chartering LLC under the Charter prior to its termination shall have been cured (or, if such defaults are not susceptible of cure within such time, the Replacement Entity undertakes to pursue diligent efforts to cure) and such Replacement Entity is reasonably satisfactory to Charterer Inc.  The new contract shall contain substantially the same terms, provisions and limitations as the Charter for the balance of the unexpired term thereof.  This Consent shall apply with equal effect to such new contract.

Charterer Inc. shall not, without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld, assign any of its rights or obligations under the Charter unless it remains bound by the terms of the Charter as a primary obligor thereunder notwithstanding such assignment.  Charterer Inc. represents and warrants that (i) neither Charterer Inc. nor, to its knowledge, any other person or entity, is in

Exhibit K-2 - 2

default under the Charter and no event or condition has occurred or exists which with the lapse of time or the giving of notice or both would constitute a default or breach by it or, to its knowledge, Chartering LLC, or any other person or entity of any of their respective obligations under the Charter or give rise to a right to terminate the Charter, and (ii) the Charter constitutes its valid and binding agreement, enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).  Charterer Inc. acknowledges that it has no existing claims, existing counterclaims, existing offsets or existing defenses against Chartering LLC in respect of the Charter and that the Charter has not been amended, modified or supplemented in any manner except as noted herein.

All notices or other communications required or permitted to be given hereunder shall be in writing to the address set forth below or such other address as the parties designate and shall be delivered in person, sent by overnight delivery service, or if overnight delivery services are not readily available, mailed by first class mail, postage prepaid, registered or certified with return receipt requested or sent by telecopy with confirmation received.

This Consent may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all of such counterparts shall constitute one and the same instrument.  Neither this Consent nor any of the terms hereof may be terminated or modified except by an instrument in writing signed by Charterer Inc. and the Collateral Agent.  Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  This Consent shall be binding upon and inure to the benefit of Charterer Inc., Chartering LLC, the Collateral Agent, the Administrative Agent, the other Secured Parties and their respective successors and assigns.  Chartering LLC hereby acknowledges, agrees and consents to each of the terms and provisions of this Consent.

THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

[signatures begin on following page]

Exhibit K-2 - 3

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first above written.

[NAME OF CHARTERER ALL CAPS][6]		KEYBANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent

By:	/s/	By:	/s/

Name:		Name:

Title:		Title:

Address:		Address:	Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, Texas 75225

[6] Insert name of Charterer

Exhibit K-2 - 1
Signature Page to [NAME OF CHARTERER ALL CAPS] Consent and Agreement

[NAME OF CHARTERING ENTITY ALL CAPS][7]

By:	/s/

Name:

Title:

Address:	c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

[7] Insert name of Charterer

Exhibit K-2 - 2
Signature Page to [NAME OF CHARTERER ALL CAPS] Consent and Agreement

EXHIBIT K-3

FORM OF CONSENT AND AGREEMENT
(Management Agreement)

          CONSENT AND AGREEMENT (this “Consent”), dated as of August 7, 2006, by and among USS PRODUCTS INVESTOR LLC, a Delaware limited liability company (together with its permitted successors and assigns, “JV LLC”), USS PRODUCT MANAGER LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Manager”), and KEYBANK NATIONAL ASSOCIATION as collateral agent (in such capacity together with its successors and assigns in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties (as hereinafter defined).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement referred to below.

W I T N E S S E T H:

          WHEREAS, JV LLC has entered into that certain Management and Operating Agreement made as of August 7, 2006, with Manager (as amended or otherwise modified, the “Management Agreement”) with respect to providing certain administration and management services to JV LLC;

          WHEREAS, pursuant to the terms of the Management Agreement, JV LLC has agreed to make certain payments to Manager as consideration for certain administration and management services provided by Manager to JV LLC and its subsidiaries;

          WHEREAS, the obligations of Manager to JV LLC under the Management Agreement are, or will be, guaranteed by U.S. Shipping Partners L.P., a Delaware limited partnership (“MLP”) and USS PC Holding Corp., a Delaware corporation (“PC Holding” and collectively with MLP, the “USS Guarantors”), pursuant to that certain Guaranty made in favor of JV LLC by each of MLP and PC Holding, each dated as of August 7, 2006 (the “Manager Guaranties”);

          WHEREAS, Manager, MLP, Chemical Pioneer and certain affiliates of Manager and the USS Guarantors are borrowers (the “Borrowers”) under that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (said agreement, together with the Exhibits thereto, as amended, supplemented, restated, extended, renewed or otherwise modified from time to time, being hereinafter referred to as the “Credit Agreement”) with various financial institutions as lenders (collectively, together with their respective successors and assigns the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), CIBC, as issuer of the letters of credit (in such capacity, together with its successors in such capacity, the “Letter of Credit Issuer”), Lehman Commercial Paper Inc. as the syndication agent for the Lenders (the “Syndication Agent”) and the Collateral Agent (the Collateral Agent together with the Lenders, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent and the Secured Hedge Counterparties as defined in the Credit Agreement, hereinafter collectively referred to as the “Secured Parties”) pursuant to which the Lenders have agreed to make loans to, and issue letters of credit for the account of, the Borrowers subject to the terms and conditions set forth therein;

          WHEREAS, as required by the Credit Agreement, Manager will grant, or has granted, a security interest in and onall of its right, title and interest in, to and under the Management Agreement to the Collateral Agent, for the benefit of the Secured Parties, as collateral security for the payment and performance when due of the indebtedness and other obligations of Manager and the other Borrowers to the Secured Parties under the Credit Agreement, the Secured Hedge Agreements and the other Loan Documents; and

          WHEREAS, it is a condition to the obligations of the Secured Parties under the Credit Agreement and the other Loan Documents that JV LLC execute and deliver this Consent.

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, do hereby agree as follows:

                    1.                     CONSENTS TO ASSIGNMENTS, ETC.

          JV LLC hereby:

                              (a)          acknowledges that the Lenders are making the Credit Extensions under the Credit Agreement in reliance upon, among other things, the execution and delivery by JV LLC of the Management Agreement and of this Consent and the performance by JV LLC of its obligations under the Management Agreement and this Consent;

                              (b)          irrevocably and unconditionally authorizes and consents to assignment and creation of a security interest by Manager and the other Borrowers in favor of the Collateral Agent for the benefit of the Secured Parties of all of Manager’s and (if any) of the other Borrowers’ rights, title and interests in, to and under the Management Agreement and the grant of a security interest in the equity interests of each of Manager and Chemical Pioneer for the benefit of the Secured Parties, in each case, as security for the performance of the Obligations;

                              (c)          acknowledges and agrees that (i) it is hereby notified of the foregoing assignment of, and creation of a security interest in and to, the Management Agreement and equity interests of each of Manager and Chemical Pioneer, and (ii) pursuant to and subject to the terms of the Security Agreement executed and delivered by each of the Borrowers, each of the Borrowers has granted to the Collateral Agent, for the benefit of the Secured Parties, the right to exercise all of Manager’s rights, title, interests and benefits in, to and under the Management Agreement;

                              (d)          irrevocably and unconditionally consents (i) to the granting of a security interest by Manager and the assignment for collateral purposes by Manager of all its rights, title and interest in and to the Management Agreement, and (ii) to any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, upon and after the exercise by the Collateral Agent of its rights and remedies as secured creditors under the Credit Agreement, the Secured Hedge Agreements, the Security Agreement and the other Loan Documents, including, without limitation, the acquisition of all of Manager’s rights under the Management Agreement;

                              (e)          acknowledges and agrees that the Collateral Agent, on behalf of the Secured Parties, and each of the other Secured Parties shall have the right (but not the obligation) to cure defaults by Manager under the Management Agreement and by the USS Guarantors under the Manager Guaranties, without assuming or being responsible for any of the obligations of Manager or USS Guarantors, as applicable, thereunder;

                              (f)          acknowledges the right of the Collateral Agent, following an Event of Default under the Credit Agreement to exercise all rights and remedies of Manager in, to and under the Management Agreement and irrevocably and unconditionally agrees to (A) accept performance under the Management Agreement by the Collateral Agent or any of its respective nominees or transferees

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reasonably acceptable to JV LLC as designated as such in writing by the Collateral Agent (each a “Transferee”) following the exercise of secured creditors rights, (B) comply with any and all written instructions received from the Collateral Agent or a Transferee to the extent such compliance would be required pursuant to the Management Agreement if such instruction were given by Manager; (C) treat such instructions as coming directly from Manager; and (D) with effect as of the date of receipt of such instructions, direct to the Collateral Agent or, if the Collateral Agent has assigned the Management Agreement to one or more Transferees, to such Transferee(s), all communications and correspondence arising out of or in connection with the Management Agreement;

                              (g)          acknowledges and agrees that, notwithstanding anything to the contrary contained in the Management Agreement, none of the following shall constitute, in and of itself, a default or breach by Manager under the Management Agreement or will give rise to a “Manager Termination Event” (as defined in the Management Agreement) under the Management Agreement or will otherwise result in a termination or expiration of the Management Agreement:

(i) the collateral assignment of the Management Agreement to the Collateral Agent for the benefit of the Secured Parties; or

               (ii)         the foreclosure or other enforcement by the Collateral Agent or the Administrative Agent (or any of their respective nominees) or any of the other Secured Parties of any of the rights and remedies accorded to them pursuant to the Security Agreements or any of the other Loan Documents or otherwise available to them as a matter of law; or

               (iii)        the acquisition of the interests of Manager under the Management Agreement by the Collateral Agent (or any of its nominees) or any of its Transferees as a result of foreclosure (or acceptance of an absolute assignment of the Management Agreement in lieu of foreclosure) or the exercise of other secured creditor remedies, including, without limitation, the assignment of the Management Agreement by the Collateral Agent (or any of its nominees) to any of its Transferees following the acquisition of the Management Agreement by the Collateral Agent (or any of its nominees) in the exercise of the rights and remedies accorded to the Collateral Agent pursuant to any of the Security Agreements or the other Loan Documents or otherwise available to it as a matter of law or otherwise (or in lieu of the exercise of such rights and remedies); and

                              (h)          agrees that it will not unreasonably withhold, delay or condition its consent to any transferee(s) designated by the Collateral Agent as a transferee of all or part of the Management Agreement.

                    2.                     PAYMENT OF ASSIGNED SUMS

          JV LLC shall pay any and all amounts payable by it to Manager pursuant to the terms of the Management Agreement in United States dollars and in immediately available funds directly to such account or other place or entity as Manager may from time to time specify in writing to JV LLC unless and until the Collateral Agent shall instruct JV LLC to the contrary.  Thereafter, JV LLC shall make any and all payment to such account or other place or entity as the Collateral Agent shall designate in writing.  Manager hereby irrevocably and unconditionally consents thereto and irrevocably and unconditionally agrees that any payment made pursuant hereto or to any instruction given unilaterally by the Collateral Agent shall constitute payment to Manager under the Management Agreement.

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                    3.                     REPRESENTATIONS AND WARRANTIES OF JV LLC

          JV LLC represents and warrants to the Collateral Agent and the other Secured Parties that as of the date hereof each of the Management Agreement and Manager Guaranties is in full force and effect, has not been assigned, modified, supplemented or amended in any way, except as set forth herein and therein (with respect to the assignment by JV LLC as set forth in Section 11 of the Management Agreement), and no party is in default under, and has not breached, the Management Agreement or either Manager Guaranty and no grounds for termination of the Management Agreement exist.

                    4.                     RIGHTS OF SECURED PARTIES

          JV LLC agrees that the Secured Parties shall have the following rights with respect to the Management Agreement in addition to the other rights set forth in the Management Agreement and this Consent:

                              (a)          The Management Agreement shall not terminate as a result of foreclosure proceedings by the Collateral Agent or other exercise of remedies by the Collateral Agent or its nominees or any Secured Party which result in a sale or other transfer of some or all of the equity interests in Manager or any other Borrower to the Collateral Agent or its nominee or a sale by the Collateral Agent or its nominees to one or more Transferees, and each of the Collateral Agent and each of its nominees and each Transferee shall be entitled to perform the obligations of Manager and (with respect to the enforcement of any payment obligations by JV LLC, to the extent the obligations of Manager under the Management Agreement are being performed by any of them) to enforce the obligations of JV LLC under the Management Agreement as if it had been the original party thereto in lieu of Manager; provided that it is understood and agreed that JV LLC has no obligations to make payments or accept performance during any period when the Collateral Agent or such Transferee is not a “citizen of the United States” within the meaning of Section 2 of the Shipping Act of 1916, as amended.

                              (b)          JV LLC shall give written notice to the Collateral Agent concurrently with each notice given to Manager of (i) any default or breach by Manager under the terms of the Management Agreement, and (ii) any other material notice given by JV LLC under the Management Agreement.  Each of JV LLC and Manager hereby agree that the Collateral Agent and the Administrative Agent and each other Secured Party shall have the right (but not the obligation) to cure any default or breach by Manager under the Management Agreement or by any USS Guarantor under a Manager Guaranty.  JV LLC shall not exercise any remedy (including termination of the Management Agreement or replacement of the Manager thereunder) or collect any amount on account of damages or penalties or be entitled to receive any damages or penalties as the result of any breach or default by Manager of its obligations under the Management Agreement, or by any USS Guarantor under the Manager Guaranties, or otherwise without providing prior notice in writing to the Collateral Agent specifying the basis therefor (hereinafter called a “Notice”) and at least 30 days to cure such breach or default following receipt of a Notice by the Collateral Agent.

                              (c)          If a trustee or person exercising the powers of a trustee in any bankruptcy, insolvency or other similar proceeding applicable to Manager rejects the Management Agreement, and if, within 120 days after such rejection, the Collateral Agent so requests, JV LLC shall execute and deliver to the Collateral Agent or any nominee or any Transferees (herein called the “Replacement Entity”), a new contract with the Replacement Entity, provided that JV LLC shall be required to execute a new contract with the Replacement Entity only if the Management Agreement has been terminated pursuant to such rejection, the Replacement Entity undertakes to pay all amounts then payable to JV LLC under the Management Agreement but excluding damages or penalties payable on account of breaches under the Management Agreement.  The new contract shall contain substantially the same terms, provisions and

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limitations as the Management Agreement for the balance of the unexpired term thereof, with such modifications and additional terms as may be appropriate to reflect materially changed circumstances, if any.  This Consent shall apply with equal effect to such new contract.

                              (d)          JV LLC shall not agree to amend, supplement or otherwise modify the Management Agreement in any material respect unless Manager has obtained the prior written consent of the Collateral Agent.

                              (e)          JV LLC shall not, without the prior written consent of the Collateral Agent, assign, sell, delegate or otherwise transfer any of its rights or obligations under the Management Agreement except as permitted by Section 11(i) of the Management Agreement.

                              (f)          Manager shall not, without the prior written consent of the Collateral Agent, directly or indirectly, with regard to the Management Agreement, approve the assignment thereof or terminate the Management Agreement.  Nothing contained herein shall diminish, limit or otherwise affect Manager’s obligations under the Loan Documents with respect to the Management Agreement.

                    5.                     LIABILITY OF SECURED PARTIES

          None of the Collateral Agent, the Administrative Agent nor any other Secured Party shall have any duty, obligation or liability under the Management Agreement.  In the event any Collateral Agent (or any of its nominees) or any one or more Transferees are substituted for Manager under the Management Agreement in accordance with this Consent, JV LLC agrees to accept performance of Manager’s obligations under the Management Agreement by the Collateral Agent (or any of its nominees) or any of its Transferees in lieu of Manager’s performance of such obligations.  In the event the Collateral Agent (or any of its nominees) is substituted for Manager under the Management Agreement and the Collateral Agent or nominee subsequently assigns the Management Agreement to one or more Transferees, the Collateral Agent and any such nominee shall be released of all liability under the Management Agreement accruing from and after the date of such transfer.

                    6.                     NOTICES

          All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class US mail, postage prepaid, registered or certified with return receipt requested or (d) if sent by telecopy with correct confirmation received.  Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telecopy shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is validly transmitted if transmitted before 4:00 p.m., recipient’s time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender.  All such notices shall be addressed to the parties hereto at their respective addresses set forth below such party’s signature or to such other address as may be hereafter notified by the respective parties hereto to the other parties hereto.

                    7.                     MISCELLANEOUS

                              (a)          Separate Counterparts; Amendments, Waiver.  This Consent may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all of such counterparts shall constitute one and the same instrument.  Neither this Consent nor any of the terms

5

hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by JV LLC, the Collateral Agent and the Administrative Agent (with the prior written consent of the requisite Lenders under the Credit Agreement, and following the payment in full of the Loans and the termination and expiration of all Commitments under the Credit Agreement and all Letters of Credit, with the prior written consent of the Secured Hedge Counterparties); provided that the obligations and agreements of Manager hereunder shall not be increased or otherwise modified without the prior written consent of Manager.

                              (b)          No Waiver.  No waiver or forbearance in respect of any obligation of JV LLC or Manager under this Consent shall be deemed to be or shall be treated as a waiver or forbearance in respect of all or any other of them.

                              (c)          Severability.  Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                              (d)          Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of JV LLC, the Collateral Agent, the Administrative Agent, and the other Secured Parties and their respective successors and assigns including all owners of the equity interests in the Borrowers, in each case following the exercise of remedies by the Collateral Agent, and shall be binding but shall not inure to the benefit of Manager.  Manager hereby acknowledges, agrees and consents to each of the terms and provisions of this Consent.

                              (e)          GOVERNING LAW.  THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

                              (f)          CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY WITH RESPECT TO THIS CONSENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO

6

ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

                              (g)          WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY WITH RESPECT TO THIS CONSENT.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH SECURED PARTY ENTERING INTO THE CREDIT AGREEMENT AND THE SECURED HEDGE AGREEMENTS AND MAKING THE CREDIT EXTENSIONS.

[signatures begin on following page]

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          IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

USS PRODUCTS INVESTOR LLC

By:	USS PRODUCT CARRIERS LLC, its
Managing Member

By:	/s/

Name:
Title:

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

fax: 732-635-1940

with a copy to:
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

S-1

KEYBANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Address: Preston Commons West Tower
8117 Preston Road, Ste. 440
Dallas, Texas 75225

phone: 214-414-2580
fax: 214-414-2610

S-2

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:	/s/

Name:
Title:

Address: 300 Madison Avenue
New York, New York 10017
Attn: Agency Services

fax: 212-856-3763

S-3

Acknowledged and Agreed to by:

USS PRODUCT MANAGER LLC

By:	/s/

Name:
Title:

Address: c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

fax: 732-635-1940

with a copy to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Telephone: 212-318-3000
Facsimile No. 212-318-3400
Attention: Paul Jacobs
Roy L. Goldman

S-4

EXHIBIT L

FORM OF SECOND AMENDED AND RESTATED
CASH COLLATERAL CONTROL AGREEMENT

          THIS SECOND AMENDED AND RESTATED CASH COLLATERAL CONTROL AGREEMENT, dated as of August 7, 2006 (this “Agreement”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the “MLP”), U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON LLC, USCS CHARLESTON CHARTERING LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC, USS M/V HOUSTON LLC, and USS PRODUCT MANAGER LLC, each of the foregoing being a Delaware limited liability company, USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation (collectively the “Borrowers” and individually a “Borrower”); CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), acting in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) under the Credit Agreement referenced below for the benefit of the Secured Parties (as defined in the Credit Agreement), and KEYBANK NATIONAL ASSOCIATION, acting in its capacity as collateral agent (in such capacity and together with its successors and assigns in such capacities, the “Collateral Agent”), and MCDONALD INVESTMENTS, INC., acting in its capacity as securities intermediary (in such capacity and together with its successors and assigns in such capacities, the “Securities Intermediary”) and WELLS FARGO BANK, N.A., acting in its capacity as collateral agent (in such capacity and together with its successors and assigns in such capacity, the “Notes Collateral Agent”) for the benefit of the holders of Notes and as trustee under the Indenture (defined below) (in such capacity, together with its successors and assigns in such capacity, the “Trustee”).

          WHEREAS, U.S. Shipping Partners L.P., a Delaware limited partnership, USCS Chemical Pioneer Inc. (as successor-by-conversion to USCS Chemical Pioneer LLC), a Delaware corporation, U.S. Shipping Operating LLC, USS Chartering LLC, USCS Charleston Chartering LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Chartering LLC, USCS Charleston LLC, and USCS ATB LLC, each a Delaware limited liability company (collectively, the “Original Borrowers” and individually, an “Original Borrower”) have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2004, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of August 1, 2005, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of October 24, 2005 (as so amended or otherwise modified, the “Existing Credit Facility”), by and among the Original Borrowers, the commercial lending institutions parties thereto (the “Existing Lenders”), CIBC, as administrative agent and letter of credit issuer, and KeyBank National Association as collateral agent, pursuant to which the Original Borrowers obtained commitments from the Existing Lenders pursuant to which loans were made from time to time;

          WHEREAS, in connection with the Existing Credit Facility, the Original Borrowers, the Administrative Agent, the Collateral Agent and the Securities Intermediary have heretofore executed and delivered that certain Amended and Restated Cash Collateral Control Agreement dated as of November 3, 2004 (the “Existing Control Agreement”);

          WHEREAS, the Existing Credit Facility is being amended and restated contemporaneously herewith pursuant to a Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), by and among the Original Borrowers, U.S. Shipping Finance Corp., USS JV Manager Inc., USS PC Holding Corp., each a Delaware corporation, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, and USS Product Manager LLC, each a Delaware limited liability company (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various commercial lending institutions as are, or may from time to time become, parties to the Credit Agreement (individually, a “Lender” and collectively, the “Lenders”), the Administrative Agent, CIBC as Letter of Credit Issuer, Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity together with its successors in such capacity, the “Syndication Agent”), and the Collateral Agent;

          WHEREAS, the Borrowers have entered into or may from time to time enter into Hedge Agreements with certain Secured Hedge Counterparties as permitted under the terms of the Credit Agreement; and

          WHEREAS, U.S. Shipping Operating LLC, USS Chartering LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USCS Chemical Pioneer Inc., USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USS Houston LLC, USCS Sea Venture LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC (collectively, the “Guarantors”), U.S. Shipping Finance Corp. and MLP (collectively, the “Issuers”) and the Trustee have entered into that certain Indenture dated as of August 7, 2006 pursuant to which the Issuers intend to issue Notes (as defined therein) from time to time thereunder;

          WHEREAS, it is a condition precedent to the obligations of the Lenders and the Letter of Credit Issuer under the Credit Agreement and of the Holders to purchase the Notes that the Borrowers, the Administrative Agent, the Collateral Agent, the Notes Collateral Agent, the Trustee and Securities Intermediary enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Existing Control Agreement in its entirety as follows:

W I T N E S S E T H:

          Section 1.          Defined Terms; Construction.

          (a)          As used herein, the following terms shall have the following meanings:

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          “Accounts” shall mean the Securities Accounts.

          “Applicable Collateral Agent” shall mean (i) at all times prior to the date on which the Securities Intermediary shall have received a certificate from the Collateral Agent confirming the First Lien Obligation Period has terminated, the Collateral Agent and (ii) at all times thereafter, the Notes Collateral Agent; provided that, in the case of clause (ii), if and for so long as all or any portion of the First Lien Obligations (as such term is defined in the Intercreditor Agreement) have been reinstated in accordance with the applicable Loan Documents, as confirmed in writing by the Collateral Agent to the Securities Intermediary, “Applicable Collateral Agent” shall mean the Collateral Agent.

          “Book-Entry Security” shall mean a security maintained in the form of entries (including, without limitation, the security entitlements in, and the financial assets based on, such security) in the commercial book-entry system of the Federal Reserve System.

          “Casualty Event” shall mean any single event of damage, destruction, condemnation, seizure or appropriation of all or any portion of a Vessel.

          “Certified New ATB Expenses” shall mean, as of any Monthly Payment Date occurring after the Closing Date, amounts due and payable to an ATB Contractor under any New ATB Construction Contract (exclusive of any costs for owner-furnished equipment with respect to each New ATB) at any time during the sixty (60) day period following such Monthly Payment Date, less the aggregate amount or amounts previously withdrawn from the New ATB Escrow Account for the payment of milestone payments or other costs incurred pursuant to any New ATB Construction Contract (exclusive of any costs for owner-furnished equipment with respect to each New ATB) which remain unpaid as of the date of calculation.

          “Condemnation Proceeds” shall mean all monies (other than Insurance Proceeds) payable to a Borrower or any other Loan Party as the result of the condemnation or taking or requisition of title or use by any Governmental Authority of any Vessel.

          “entitlement holder” shall mean a Person that (a) is an “entitlement holder” as defined in Section 8-102(a)(7) of the U.C.C. (except in respect of a Book-Entry Security); and (b) in respect of any Book-Entry Security, is an “entitlement holder” as defined in 31 C.F.R. §357.2 (or, as applicable to such Book-Entry Security, the corresponding Federal Book-Entry Regulations governing such Book-Entry Security) which, to the extent required or permitted by the Federal Book-Entry Security Regulations, is also an “entitlement holder” as defined in Section 8-102(a)(7) of the U.C.C.

          “entitlement order” shall have the meaning set forth in Section 8-102(a)(8) of the U.C.C.

          “Event of Loss” shall have the meaning set forth in the Indenture.

          “Federal Book-Entry Regulations” shall mean (a) the federal regulations contained in Subpart B (“Treasury/Reserve Automated Debt Entry System (TRADES)” governing Book-Entry Securities consisting of U.S. Treasury bonds, notes and bills) and Subpart D (“Additional Provisions”) of 31 C.F.R. Part 357, 31 C.F.R. §357.10 through §357.14 and §357.41 through §357.44 (including related defined terms in 31 C.F.R. §357.2); and (b) to the extent substantially

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identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other Book-Entry Securities.

          “First Lien Obligation Period” shall have the meaning set forth in the Intercreditor Agreement.

          “Hedging Agreement Pro Rata Share” means with respect to any prepayment (whether voluntary or involuntary and for purposes hereof including any requirement to cash collateralize) of any Credit Extension to be made pursuant to Section 3.1(d), (e), (f) or (h) of the Credit Agreement on any date, a fraction (expressed as a percentage) (x) the numerator of which is the Relevant Secured Hedge Obligations with respect to such prepayment and (y) the denominator of which is the sum of (i) the Relevant Secured Hedge Obligations with respect to such prepayment plus (ii) the amount, if any, required to be prepaid pursuant to Section 3.1(d), (e), (f) or (h) of the Credit Agreement on such date.

          “Indenture” means the Indenture for the 13% Senior Notes due 2014 dated as of August 7, 2006 among the MLP, U.S. Shipping Finance Corp., the Guarantors party thereto and Wells Fargo Bank, N.A., as Indenture Trustee.

          “Insurance Proceeds” shall mean all monies payable to a Borrower or any other Loan Party or the Collateral Agent or Administrative Agent or the Notes Collateral Agent, as the result of a claim under any insurance policy in respect of a Casualty Event.

          “Intercreditor Agreement” means the Intercreditor Agreement dated August 7, 2006 among Canadian Imperial Bank of Commerce, Wells Fargo Bank, N.A., KeyBank National Association, U.S. Shipping Partners, L.P., U.S. Shipping Finance Corp., the Guarantors and the other Loan Parties party thereto.

          “Loan Party” shall mean each Borrower and each other Affiliate or Subsidiary of a Borrower that executes and delivers a Security Agreement (as defined in the Credit Agreement) pursuant to Section 7.1.8 or Section 7.1.11 of the Credit Agreement and such term includes the Issuers and Guarantors under the Indenture.

          “Loss Event” shall mean any single Casualty Event such that thereafter and after giving effect to the proposed or actual application, as the case may be, of any and all Loss Proceeds in respect of such event to the repair or restoration of any Vessel in accordance with Section 3(i), it is not possible to operate the Vessel and its related tug or barge, as the case may be, on a commercially feasible basis or in accordance with the covenants contained in the Credit Agreement, or the covenants or warranties contained in any other relevant agreement including, without limitation, any charter relating to such Vessel, and its related tug or barge, as the case may be, and all applicable legal requirements.

          “Loss Proceeds” shall mean Condemnation Proceeds and Insurance Proceeds.

          “Monthly Payment Date” means the last day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

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          “New ATB Escrow Account” shall mean that certain segregated cash collateral account number 88581100, entitled “US Shipping Partners LP New ATB Collateral Account”, established by the Securities Intermediary.

          “Notes” shall have the meaning provided in the Indenture.

          “Notes Security Agreement” means the “Security Agreement” defined in the Indenture.

          “Requested Prepayment Withdrawal” shall mean, as of any Quarterly Payment Date, the amount requested by the Borrowers pursuant to a certificate from an Authorized Officer of the Borrowers delivered to the Administrative Agent and the Collateral Agent at least three (3) Business Days prior to such Quarterly Payment Date to be withdrawn from amounts then on deposit in the New ATB Escrow Account to be applied as a prepayment on the Term Loans pursuant to Section 3.1(j) or Section 3.1(k) of the Credit Agreement.

          “Restricted Loss Proceeds Account” shall mean that segregated cash collateral account number 88581096, entitled “Restricted Loss Proceeds Account for the benefit of KeyBank National Association, as Collateral Agent for the Secured Parties”, established by the Securities Intermediary.

          “Securities Accounts” shall have the meaning ascribed thereto in Section 3(a).

          “Securities Intermediary” shall mean McDonald Investments, Inc., together with its successors and permitted assigns, acting in its capacity as (a) a “securities intermediary” as defined in Section 8-102(a)(14) of the U.C.C. and (b) in respect of any Book-Entry Security, a “securities intermediary” as defined in 31 C.F.R. §357.2 (or, as applicable to such Book-Entry Security, the corresponding Federal Book-Entry Regulations governing such Book-Entry Security).

          “Security Agreement” shall mean each of the Security Agreements entered into by each Loan Party and the Collateral Agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

          “security entitlement” shall mean (a) “security entitlement” as defined in Section 8-102(a)(17) of the U.C.C. (except in respect of a Book-Entry Security); and (b) in respect of any Book-Entry Security, a “security entitlement” as defined in 31 C.F.R. §357.2 (or, as applicable to such Book-Entry Security, the corresponding Federal Book-Entry Regulations governing such Book-Entry Security) which, to the extent required or permitted by the Federal Book-Entry Regulations, is also a “security entitlement” as defined in Section 8-102(a)(17) of the U.C.C.

          “Trigger Event” shall mean (i) during the First Lien Obligation Period, the occurrence of an Event of Default (as such term is defined in the Credit Agreement) of the type described in Section 8.1.1 or 8.1.9 of the Credit Agreement or (ii) thereafter, the occurrence of an Event of Default (as such term is defined in the Indenture) of the type described in Section 6.01(a), (b), (g) or (h) of the Indenture.

          “U.C.C.” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

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          (b)          In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words “including,” “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement); and references to Persons include their respective permitted successors and assigns.

          (c)          Terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement as in effect on the date hereof.

          Section 2.          Appointment.  KeyBank National Association is hereby appointed as, and KeyBank National Association hereby agrees to act as, Collateral Agent.  Wells Fargo Bank, N.A., is hereby appointed as and hereby agrees to acts as Notes Collateral Agent.  McDonald Investments, Inc. is hereby appointed as, and McDonald Investments, Inc. hereby agrees to act as, the Securities Intermediary for the Administrative Agent and the Secured Parties and the Notes Collateral Agent and the other Second Lien Secured Parties in respect of the Accounts under this Agreement.  Each of the Borrowers and the other Loan Parties hereby acknowledges that the Notes Collateral Agent, the Collateral Agent and the Securities Intermediary shall act in such respective capacities under this Agreement.  Neither the Collateral Agent, the Notes Collateral Agent nor the Securities Intermediary shall be responsible under, nor be required to monitor compliance with or take notice of, any other agreement among any of the Administrative Agent, the Secured Parties and the Loan Parties or the Loan Parties and the Trustee and the other Second Lien Secured Parties.  The Loan Parties shall pay to the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary fees in the amounts and on the dates as agreed between the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary, respectively, and the Loan Parties from time to time and the Loan Parties shall reimburse the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary for their respective reasonable cost and expenses (including reasonable attorneys fees and expenses of counsel).

          Section 3.          Accounts.  Each of the parties hereto hereby acknowledges, confirms and agrees that:

          (a)          The Collateral Agent has established the (i) New ATB Escrow Account and (ii) the Restricted Loss Proceeds Account (collectively, the “Securities Accounts”) with the Securities Intermediary to be held together with any sub-account thereof as a “securities account” as such term is defined in Section 8-501(a) of the UCC) and to be maintained at all times in accordance with this Agreement until the termination of this Agreement.  Certain sub-accounts within certain of the Securities Accounts may be established and maintained from time to time in accordance with this Agreement.

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          (b)          The Securities Accounts shall be in the name of the MLP.  The Securities Intermediary shall continue to maintain on behalf of the Secured Parties and the Second Lien Secured Parties, the Securities Accounts, and the Securities Intermediary shall not change the name or account number of any Securities Account without the prior written consent of the Applicable Collateral Agent acting at the direction of the Administrative Agent or the Trustee, as applicable.  Each party acknowledges that the Loan Parties have granted to the Collateral Agent a first Lien on each Account pursuant to the Security Agreements and have granted to the Notes Collateral Agent a second Lien on each Account pursuant to the Notes Security Agreement.

          (c)          All securities or other property underlying any financial assets (as defined in Section 4 below) credited to any Account shall be registered in the name of the Securities Intermediary and endorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to an Account be registered in the name of a Borrower or any other Loan Party, payable to the order of a Borrower or any other Loan Party or specially endorsed to a Borrower or any other Loan Party except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

          (d)          All property delivered to any Account pursuant to the Credit Agreement or to any Security Agreement or pursuant to the Notes Security Agreement will be promptly credited to such Account.

          (e)          (i) The “securities intermediaries jurisdiction” (within the meaning of Section 8-110(e)(1) of the U.C.C.) for this Agreement is and will continue to be the State of New York, (ii) each Securities Account is and shall at all times be maintained by the Securities Intermediary as a “securities account” (as defined in Section 8-501 of the U.C.C.), (iii) the MLP is the entitlement holder of the Securities Accounts, (iv) all property delivered to the Applicable Collateral Agent pursuant to this Agreement for deposit in or credit to any Account will be promptly credited to such Account, (v) the Securities Intermediary shall comply with all instructions and entitlement orders of, or originated by, the Applicable Collateral Agent in connection with or directing the transfer, disposition or withdrawal of amounts, funds and other financial assets in the Accounts and the liquidation of financial assets carried therein or credited thereto, and with respect to security entitlements carried in the Securities Accounts and with respect to all other matters relating to the Accounts, in each case without the consent of any Borrower or any other Loan Party or any other Person, and, except to the limited extent provided in Section 5(b) below, shall not comply with instructions or entitlement orders of any other Person, (vi) the Loan Parties and the Securities Intermediary will execute such additional documents as shall be reasonably requested by the Applicable Collateral Agent to enable the Applicable Collateral Agent to obtain or maintain a first priority perfected security interest in favor of the Collateral Agent and a second priority perfected security interest in favor of the Notes Collateral Agreement for their respective benefits and as Collateral Agent for and on behalf of the Secured Parties or the Notes Collateral Agent for and on behalf of the Second Lien Secured Parties, as the case may be, in all of the Accounts and all financial assets and securities entitlements and funds deposited or carried therein or credited thereto, (vii) the Securities Intermediary shall, by book entry or otherwise, identify the Accounts, all security entitlements, financial assets and funds carried therein, and all other collateral credited or registered to or held in or for such Accounts, as being subject to a security interest during the First Lien Obligation Period in favor of the Collateral Agent as collateral agent for and on behalf of the Secured

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Parties, and in favor of the Notes Collateral Agent as collateral agent for and on behalf of Second Lien Secured Parties, (viii) the Securities Intermediary shall treat the Applicable Collateral Agent as the sole Person having “control” within the meaning of the U.C.C. (including without limitation, Sections 8-106, 9-104 and 9-106 thereof) over the Accounts and the security entitlements carried or maintained therein or credited thereto, and (ix) the Securities Intermediary is, and the Securities Intermediary hereby represents that it is a “securities intermediary” as defined in Section 8-102(a)(14) of the U.C.C. and, in respect of any Book-Entry Security, a “securities intermediary” as defined in 31 C.F.R. §357.2 (or, as applicable to such Book-Entry Security, the corresponding Federal Book-Entry Regulations governing such Book-Entry Security) and will at all times act as such with respect to the Securities Accounts.

          (f)          For purposes of any income tax payable on account of any income or gain on any balance carried in or credited to any Account, such income or gain shall be for the account of the MLP, whose taxpayer identification number is 20-1447743.

          (g)          The Borrowers may from time to time, and in accordance with the Credit Agreement, make deposits into the New ATB Escrow Account.  All funds from time to time on deposit in the New ATB Escrow Account (other than interest and other income earned on such funds) shall be applied solely for the payment of the costs for the construction of each New ATB, or, (i) during the First Lien Obligation Period, to make a mandatory prepayment of the Term Loans pursuant to Sections 3.1(j) and 3.1(k) of the Credit Agreement and (ii) thereafter, to make a prepayment of the Notes as provided in Section 4.19 of the Indenture.  With respect to funds from time to time on deposit in the New ATB Escrow Account, the Applicable Collateral Agent shall instruct the Securities Intermediary in writing as follows:

 (1) during the First Lien Obligation Period:

          (i)          provided that no Trigger Event shall have occurred and be continuing, on each relevant Monthly Payment Date occurring after the Closing Date, to withdraw from the New ATB Escrow Account an amount equal to the Certified New ATB Expenses as of such Monthly Payment Date, to be applied to the payment of amounts that are, or will become, immediately due and payable to (A) an ATB Contractor pursuant to any New ATB Construction Contract (exclusive of any amounts due and payable with respect to owner-furnished equipment) or (B) any seller of owner-furnished equipment, in each case, during the sixty (60) day period following the relevant Monthly Date, and

          (ii)          on each Quarterly Payment Date, after giving effect to any withdrawal requested pursuant to the foregoing sub-clause (i), to withdraw an amount equal to any Requested Prepayment Withdrawals to the extent that amounts then on deposit in the New ATB Escrow Account exceed any Certified New ATB Expenses as of such date, to be applied, if during the First Lien Obligation Period, to the prepayment of the Term Loans pursuant to either Section 3.1(j) or Section 3.1(k) of the Credit Agreement; and

(2) thereafter, in the event that:

          (i)          (A) a performance default by the relevant contractor under a Construction Contract (as defined in the Indenture) occurs; (B) any Construction Contract is terminated or cancelled; or (C) the option to purchase the first option tug under the Construction

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Contracts is not exercised by August 10, 2006 (or such later date as may be agreed by the relevant contractor); and

(ii) all Indebtedness under the Credit Agreement and any other First Lien Obligations have been repaid in full and all commitments thereunder have been permanently reduced;

the MLP and U.S. Shipping Finance Corp. shall, within 90 days of such occurrence, commence and consummate a Special Offer to Purchase (as defined in the Indenture) in accordance with Section 4.19 of the Indenture.

          The foregoing notwithstanding, the Applicable Collateral Agent shall not have any obligation to authorize a withdrawal hereunder unless it shall have received at least three (3) Business Days prior to each relevant Monthly Payment Date and each relevant Quarterly Payment Date, as applicable, an officer’s certificate from an Authorized Officer of the Borrowers requesting the relevant withdrawal from the New ATB Escrow Account and certifying as true and correct the Certified New ATB Construction Expenses or specifying the Requested Prepayment Withdrawal and, if during the First Lien Obligation Period, requesting the application of such amount to a prepayment of the Term Loans in accordance with either Section 3.1(j) or Section 3.1(k) of the Credit Agreement, as specified in such officer’s certificate, and, if after the First Lien Obligation Period, requesting the application of such amount pursuant to Section 4.19 of the Indenture, and, in each case, setting forth the supporting calculations and documentation for the Certified New ATB Construction Expenses or relevant prepayment amount, as applicable.  After the First Lien Obligation Period, the Securities Intermediary shall apply any funds on deposit in the New ATB Escrow Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with the terms of the Indenture.

          (h)          All Loss Proceeds shall be paid directly into the Restricted Loss Proceeds Account; provided that any insurance proceeds related to any business interruption insurance policies shall be paid directly into such account as the Loan Parties shall from time to time designate and provided that as long as no Trigger Event shall have occurred and be continuing, if such Insurance Proceeds do not exceed One Million Dollars ($1,000,000) in the aggregate, such Insurance Proceeds may be paid to the Mortgagor of the relevant Vessel to repair and restore such Vessel; provided such Mortgagor has notified the Applicable Collateral Agent in writing that it has paid the amount of the deductible.  If any Loss Proceeds (other than Insurance Proceeds described in the immediately preceding proviso which are used to repair or restore the relevant Vessel) are received by or on behalf of a Borrower or any other Loan Party, such Loss Proceeds shall be received in trust for the Applicable Collateral Agent, segregated from the other funds of the Loan Parties and immediately paid to the Applicable Collateral Agent for deposit into the Restricted Loss Proceeds Account.  Amounts held in the Restricted Loss Proceeds Account shall be applied solely for the payment of the costs of rebuilding, repair or restoration of the Vessels or as otherwise set forth below.

          (i)          If a Loss Event shall have occurred with respect to any Vessel, (A) during the First Lien Obligation Period, the Collateral Agent shall promptly after receipt of Loss Proceeds relating to such Loss Event, instruct the Securities Intermediary in writing to

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withdraw and transfer to the Administrative Agent all amounts on deposit in the Restricted Loss Proceeds Account relating to such Loss Event and (1) (x) the Credit Facility Pro Rata Share of such proceeds shall be applied to the payment of the then outstanding Credit Extensions and to the cash collateralization of any outstanding Letters of Credit all in accordance with Section 3.1 of the Credit Agreement (y) the Hedging Agreement Pro Rata Share of such proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations until such amounts are paid in full and (2) following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of Obligations consisting of amounts due under the Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and (3) finally any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of any other outstanding First Lien Obligations, and (B) thereafter, to the extent such Loss Event also constitutes an Event of Loss, promptly after receipt of Loss Proceeds relating to such Event of Loss, the Securities Intermediary shall apply all amounts on deposit in the Restricted Loss Proceeds Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

          (ii)          If (x) a Casualty Event (not constituting a Loss Event) with respect to any Vessel shall have occurred requiring the payment of Loss Proceeds not in excess of twenty-five percent (25%) of the amount of insurance required to be maintained on such Vessel as of such date as described in Section 11(a) of Article I of the Mortgage with respect to such Vessel (such amount with respect to any Vessel as of any date being referred to as such Vessel’s “Insured Value”), (y) no Trigger Event has occurred and is continuing, and (z) the relevant Mortgagor has notified the Applicable Collateral Agent in writing that it has paid the relevant deductible, the Applicable Collateral Agent shall instruct the Securities Intermediary in writing to withdraw and pay to the relevant Mortgagor such Loss Proceeds to the extent then on deposit in the Loss Proceeds Account relating to such Casualty Event to be used to repair or restore the relevant Vessel; provided that to the extent the relevant Mortgagor does not utilize such Loss Proceeds to repair or restore the relevant Vessel or if such repair will not be completed within 120 days (or such later date as is specified in the last two paragraphs of this clause (h)), then, (A) during the First Lien Obligation Period, (1) the Credit Facility Pro Rata Share of such proceeds shall be applied to the payment of the then outstanding Credit Extensions and to the cash collateralization of any outstanding Letters of Credit all in accordance with Section 3.1 of the Credit Agreement and the Hedging Agreement Pro Rata Share of such proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations until such amounts are paid in full and (2) following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of Obligations consisting of amounts due under the Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and (3) finally any remaining Loss Proceeds relating to

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such Loss Event shall be applied to the payment of any other outstanding First Lien Obligations, and (B) thereafter, to the extent such Casualty Event also constitutes an Event of Loss, promptly after receipt of Loss Proceeds relating to such Event of Loss, the Securities Intermediary shall apply amounts on deposit in the Restricted Loss Proceeds Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

          (iii)         If (w) a Casualty Event (not constituting a Loss Event) with respect to any Vessel shall have occurred requiring the payment of Loss Proceeds in excess of twenty-five percent (25%) but not in excess of ninety percent (90%) of the Insured Value of such Vessel, (x) no Trigger Event has occurred and is continuing, (y) the Mortgagor has provided the Applicable Collateral Agent a description in reasonable detail of the repair or restoration, the number of days such repair or restoration is projected to require, the estimated cost of such repair or restoration, where such repair or restoration will be made, and such other information as the Applicable Collateral Agent shall require, and (z) the relevant Mortgagor has notified the Applicable Collateral Agent in writing that it paid the relevant deductible, the Applicable Collateral Agent shall instruct the Securities Intermediary in writing to withdraw and pay to the relevant Mortgagor such Loss Proceeds in installments sufficient to pay for repair or restoration of the relevant Vessel as it progresses upon written confirmation from the Mortgagor that such funds will be used for expenditures directly relating to the repair or restoration of the relevant Vessel and subject to compliance by the relevant Mortgagor with the provisions of Section 3(i); provided that to the extent the relevant Mortgagor does not utilize such Loss Proceeds to repair or restore the relevant Vessel or if such repair or restoration will not be completed within 120 days (or such later date as is specified in the last two paragraphs of this clause (h)), then, (A) during the First Lien Obligation Period, (1) the Credit Facility Pro Rata Share of such proceeds shall be applied to the payment of the then outstanding Credit Extensions and to the cash collateralization of any outstanding Letters of Credit all in accordance with Section 3.1 of the Credit Agreement and the Hedging Agreement Pro Rata Share of such proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations until such amounts are paid in full and (2) following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of Obligations consisting of amounts due under the Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and (3) finally any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of any other outstanding First Lien Obligations, and (B) thereafter, to the extent such Casualty Event also constitutes an Event of Loss, promptly after receipt of Loss Proceeds relating to such Event of Loss, the Securities Intermediary shall apply amounts on deposit in the Restricted Loss Proceeds Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

          (iv)         If a Casualty Event with respect to any Vessel shall have occurred requiring the payment of Loss Proceeds in excess of ninety percent (90%) of the Insured Value of such Vessel but not constituting a Loss Event, then, (A) during the First Lien

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Obligation Period, (I) either at the election of the Majority Lenders acting in their sole discretion, (1) the Credit Facility Pro Rata Share of such proceeds shall be applied to the payment of the then outstanding Credit Extensions and to the cash collateralization of any outstanding Letters of Credit all in accordance with Section 3.1 of the Credit Agreement and the Hedging Agreement Pro Rata Share of such proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations until such amounts are paid in full and (2) following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of Obligations consisting of amounts due under any Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and (3) finally any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of any other outstanding First Lien Obligations, in which case the Collateral Agent shall instruct the Securities Intermediary to withdraw such Loss Proceeds and distribute them to the Administrative Agent for further application to the First Lien Obligations, or (II) such proceeds shall be used to repair or restore the Vessel in which case the Applicable Collateral Agent shall instruct the Securities Intermediary in writing to withdraw and pay to the relevant Mortgagor on each Monthly Payment Date such Loss Proceeds in installments sufficient to pay for such repair or restoration as it progresses upon written confirmation from the Mortgagor that such funds will be used for expenditures directly relating to the repair or restoration of the relevant Vessel and subject to compliance by the relevant Mortgagor with the provisions of Section 3(i); provided that to the extent the relevant Mortgagor does not utilize such Loss Proceeds to repair or restore the relevant Vessel or if such repair or restoration will not be completed within 120 days (or such later date as is specified in the last two paragraphs of this clause (h)), then, (1) the Credit Facility Pro Rata Share of such proceeds shall be applied to the payment of the then outstanding Credit Extensions and to the cash collateralization of any outstanding Letters of Credit all in accordance with Section 3.1 of the Credit Agreement and the hedging Agreement Pro Rata Share of such proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations until such amounts are paid in full and (2) following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of Obligations consisting of amounts due under the Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and (3) finally any remaining Loss Proceeds relating to such Loss Event shall be applied to the payment of any other outstanding First Lien Obligations, and (B) thereafter, to the extent such Casualty Event also constitutes an Event of Loss, promptly after receipt of Loss Proceeds relating to such Event of Loss, the Securities Intermediary shall apply amounts on deposit in the Restricted Loss Proceeds Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

(v) (A) During the First Lien Obligation Period, the Credit Facility Pro Rata Share of Condemnation Proceeds shall be applied to the payment of the then outstanding

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Credit Extensions and to the cash collateralization of any outstanding Letters of Credit in accordance with Section 3.1 of the Credit Agreement and the Hedging Agreement Pro Rata Share of Condemnation Proceeds shall be applied to the payment of the Relevant Secured Hedge Obligations and following the payment and cash collateralization in full of the Credit Extensions pursuant to Section 3.1 of the Credit Agreement and payment of the Relevant Secured Hedge Obligations any remaining Condemnation Proceeds shall be applied to the payment of Obligations consisting of amounts due under the Hedge Agreements with Secured Hedge Counterparties whether as scheduled payments or as early termination payments until such amounts are paid in full, and finally any remaining Condemnation Proceeds shall be applied to the payment of any other outstanding First Lien Obligations and (B) thereafter, to the extent such Condemnation Proceeds are received as a result of an Event of Loss, promptly after receipt of Loss Proceeds relating to such Event of Loss, the Securities Intermediary shall apply amounts on deposit in the Restricted Loss Proceeds Account as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

          During the First Lien Obligation Period, in the event that a repair or restoration referred to in foregoing clause (ii), (iii) or (iv) is projected to require more than 120 days to complete, the relevant Mortgagor may notify the Administrative Agent and the Lenders of such fact within 10 Business Days, such notification to include a description in reasonable detail of the repair or restoration, the reason it is projected to require more than 120 days, the number of days such repair or restoration is projected to require, the estimated cost of such repair or restoration, where such repair or restoration will be made and such other information as the Administrative Agent shall request.  Unless the Administrative Agent or the Majority Lenders shall have notified the relevant Mortgagor in writing within 10 Business Days of the receipt of such notification from such Mortgagor that such Mortgagor is required to make the payment referred to in the foregoing clause (ii), (iii) or (iv), as the case may be, such Mortgagor shall have such number of days set forth in such Mortgagor’s notice to the Administrative Agent or the Trustee, as the case may be, (not to exceed an additional 180 days), rather than such 120 days, to make such repair or restoration.  If as a result of the notification referred to in the preceding sentence, the relevant Mortgagor is required to make the payment, it shall not be required to undertake the repair or restoration referred to in the foregoing clause (ii), (iii) or (iv), as the case may be.  After the First Lien Obligation Period, all amounts remaining on deposit in the Restricted Loss Proceeds Account shall be applied by the Securities Intermediary as specified in the written instructions provided by the Notes Collateral Agent (acting at the direction of the Trustee) in accordance with Section 4.18 of the Indenture.

          In the event that the relevant Mortgagor has offhire or business interruption insurance which pays to such Mortgagor daily amounts at least equal to the amount of charter hire such Mortgagor would have received had the repair or restoration referred to in the foregoing clause (ii), (iii) and (iv), as the case may be, been completed within 120 days and provides written notice to the Applicable Collateral Agent of such circumstances in such detail as shall be satisfactory to the Applicable Collateral Agent, then such 120 days shall be increased to such number of days (not to exceed an additional

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180 days) for which such Mortgagor timely receives such offhire or business interruption insurance payments.

(i) Application of Funds to Restoration. Amounts on deposit in the Restricted Loss Proceeds Account shall be used for repair and restoration,

(i) during the First Lien Obligation Period, on the following terms and conditions:

          (A)        the Collateral Agent, prior to the initial release of such amounts, receives a copy of the work orders approved by Authorized Officers of the relevant Mortgagor together with a certificate of the relevant Mortgagor certifying that no Loss Event has occurred with respect to the relevant Vessel and that the Loss Proceeds will be used to repair and restore the Vessel within 120 days or such greater number of days as permitted pursuant to the penultimate or last paragraph, as the case may be, of the foregoing Section 3(h); and

          (B)        for the initial release and each subsequent release of such amounts, the Collateral Agent receives an executed restoration requisition in form and substance satisfactory to, the Administrative Agent acting reasonably and a certificate of an Authorized Officer of the relevant Mortgagor in the form acceptable to the Administrative Agent; or

(ii) after the expiration of the First Lien Obligation Period, in accordance with Section 4.18 of the Indenture.

          Section 4.          “Financial Assets” Election.  The Collateral Agent, the Notes Collateral Agent and the Securities Intermediary each hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the U.C.C.

          Section 5.          Entitlement Orders and Other Distributions; Investments.

          (a)          Subject to Section 5(b), the Borrowers and each other Loan Party agree that the Securities Intermediary may, and the Securities Intermediary agrees that it shall, if and as directed in writing by the Applicable Collateral Agent (or by facsimile or telephone, promptly confirmed in writing), and without further consent by the Borrowers or any other Loan Party or any other Person, (i) comply with entitlement orders originated by the Applicable Collateral Agent and relating to any Securities Accounts and the assets and security entitlements carried therein or credited thereto (including, without limitation, any direction relating to the disbursement of funds from any Securities Account to any third party), (ii) sell all or any designated part of any investments or other financial assets or security entitlements held or carried in the Securities Accounts, (iii) transfer all or any designated part of any investments or other financial assets or security entitlements held or carried in the Securities Accounts, including any cash, to any other accounts established in the Applicable Collateral Agent’s name, (iv) transfer title to all or any designated part of any investments or financial asset held or carried in the Securities Accounts to the name of the Applicable Collateral Agent or any of its nominees

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or the Applicable Collateral Agent, without reference to any interest of the Loan Parties, and (v) otherwise deal with the investments or financial assets or security entitlements held or carried in the Securities Accounts as directed by the Applicable Collateral Agent.  If at any time the Securities Intermediary shall receive any order from the Applicable Collateral Agent directing transfer or redemption of any financial asset relating to any Securities Account (including, without limitation, any order relating to the disbursement of funds from any Securities Account to any third-party), the Securities Intermediary shall forthwith comply with such entitlement order without further consent by the Borrowers or any other Loan Party or any other Person.  The Collateral Agent and the Notes Collateral Agent each agrees not to make any transfer pursuant to clause (iii) above prior to the occurrence of an Event of Default (as such term is defined in the Credit Agreement or the Indentures as applicable) unless such transfers are made to its name, as Collateral Agent or Notes Collateral Agent (as applicable) and subject to the terms of this Agreement.

          (b)          During the First Lien Obligation Period, unless and until the Administrative Agent instructs the Collateral Agent or thereafter unless and until the Trustee instructs the Notes Collateral Agent in writing that an Event of Default (as such term is defined in the Credit Agreement or the Indenture, as applicable) has occurred and is continuing and that the Collateral Agent or Notes Collateral Agent, as the case may be, shall not honor any instructions from the Borrowers or any other Loan Party under this Section 5(b), the Collateral Agent or Notes Collateral Agent, as the case may be, shall invest and reinvest any balances in the Securities Account from time to time in, during the First Lien Obligation Period Cash Equivalent Investments, and thereafter, in Cash Equivalents (as defined in the Indenture) as instructed by MLP, on behalf of the Loan Parties, in writing or by telephone or facsimile, promptly confirmed in writing and shall disburse monthly any interest and other income earned on the investment of funds on deposit in the New ATB Escrow Account to the Borrowers.  The Applicable Collateral Agent may, in the absence of such direction, invest funds on deposit in the Securities Accounts in Cash Equivalent Investments with a maturity not later than the Business Day next following the date of such investment.  In no event shall the Collateral Agent, the Administrative Agent, any other Secured Party, the Trustee, the Notes Collateral Agent or any other Second Lien Secured Party be liable for the selection of Cash Equivalent Investments or for investment losses incurred thereon.  None of the Collateral Agent, the Notes Collateral Agent, the Trustee, the Securities Intermediary and the Administrative Agent shall have any liability in respect of losses incurred as a result of the liquidation of any Cash Equivalent Investment prior to its stated maturity or failure to provide timely written direction.  The Loan Parties shall have no right to instruct the Applicable Collateral Agent or the Securities Intermediary with respect to the making of investments in the Securities Accounts after the occurrence and during the continuance of a Default or an Event of Default (as such term is defined in the Credit Agreement or the Indentures as applicable).  The Loan Parties shall have no other right to instruct the Applicable Collateral Agent or the Securities Intermediary to transfer or withdraw any balances in any Securities Account.  The Applicable Collateral Agent shall not be deemed to have knowledge that an Event of Default (as such term are defined in the Credit Agreement or the Indentures, as applicable) has occurred and is continuing until it has received written notice thereof from the Administrative Agent or Trustee, as the case may be.

          Section 6.          Subordination of Lien; Waiver of Set-Off.  In the event that the Collateral Agent or the Securities Intermediary has or subsequently obtains by agreement, by

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operation of law or otherwise, a security interest in any Account or any security entitlement credited thereto, the Notes Collateral Agent, Collateral Agent and the Securities Intermediary each hereby agrees that such security interest shall be subordinate to the Lien described in Section 3(b) granted by the Loan Parties in favor of the Collateral Agent during the First Lien Obligation Period and thereafter subordinate to the Lien granted by the Loan Parties in favor of the Notes Collateral Agent.  The financial assets and other items and funds deposited to any Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Parties or the Second Lien Secured Parties, as applicable (except that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of an Account).

          Section 7.          GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPALS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  FOR PURPOSES OF THE U.C.C., NEW YORK SHALL BE DEEMED TO BE THE COLLATERAL AGENT’S, THE NOTES COLLATERAL AGENT’S AND THE SECURITIES INTERMEDIARY’S JURISDICTION AND EACH ACCOUNT (AS WELL AS THE SECURITIES ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 8.          Conflict with Other Agreements.

          (a)          With the exception of the Intercreditor Agreement which terms and conditions shall be superior to any other Loan Document (as defined in the Credit Agreement) or Credit Document (as defined in the Notes Security Agreement), in the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

          (b)          The Securities Intermediary hereby represents, warrants and agrees that:

(i) There are no other agreements entered into between the Securities Intermediary and the Borrowers or any other Loan Party with respect to any Account; and

          (ii)         It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the U.C.C.) or instructions of such other person.

          Section 9.          Adverse Claims.  Except for the claims and interest of the Secured Parties and Second Lien Secured Parties, and the Loan Parties in the Accounts, the Securities Intermediary knows of no claim to, or interest in, the Accounts or in any “financial asset” (as

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defined in Section 8-102(a)(9) of the U.C.C.) credited thereto, other than any claim or interest that exists in favor of the Securities Intermediary by operation of law.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Administrative Agent, the Collateral Agent, the Notes Collateral Agent, the Trustee and the Loan Parties thereof.

          Section 10.          Maintenance of Accounts.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 5(a) hereof, the Applicable Collateral Agent and the Securities Intermediary each agree to maintain the Accounts as follows:

          (a)          Sole Control.  The Securities Intermediary agrees that the Applicable Collateral Agent has exclusive “control” over the Accounts for purposes of the U.C.C. (including without limitation, Sections 8-106, 9-104 and 9-106 thereof; provided, that during the First Lien Obligation Period the Securities Intermediary shall only take instructions from the Collateral Agent and thereafter only from the Notes Collateral Agent).  The Securities Intermediary agrees that it will take all instruction with respect to the Accounts solely from the Applicable Collateral Agent after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement or the Indenture, as applicable); provided that the Securities Intermediary may take instructions from the Loan Parties to the extent permitted by, but subject to the limitations set forth in, Section 5(b) hereof.  Notwithstanding anything herein to the contrary, the Securities Intermediary agrees that it will comply with the instructions and entitlement orders originated by the Applicable Collateral Agent with respect to all Accounts without further consent by any Borrower or any other Loan Party or any other Person.

          (b)          Books of Account; Statements.

          (i)          The Securities Intermediary shall maintain books of account for the Loan Parties on a cash basis and record therein all deposits into and transfers to and from each of the Accounts and all investment transactions effected therein pursuant to this Agreement.  The Securities Intermediary shall make such books of account available during normal business hours with reasonable advance notice for inspection and audit by the Borrowers and their respective representatives in a manner consistent with its normal business practices for similar types of accounts.

          (ii)         If the balance in any Account is an amount other than $0, then not later than the fifteenth Business Day of each month, the Securities Intermediary shall deliver to the Loan Parties, the Administrative Agent and the Trustee a statement setting forth the transactions in each Account during the preceding month and specifying the funds and Cash Equivalent Investments credited to the Securities Accounts at the close of business on the last Business Day of the preceding month in a manner consistent with its normal business practices for similar types of accounts.

          Section 11.          Representations, Warranties and Covenants.  The Collateral Agent and the Securities Intermediary each hereby individually makes the following representations, warranties and covenants:

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          (a)          Accounts.  The Accounts have been established as set forth in Section 2 above and the Accounts will be maintained in the manner set forth herein until termination of this Agreement.

          (b)          Validity.  This Agreement constitutes the Collateral Agent’s valid and legally binding obligation.

          The Notes Collateral Agent represents and warrants that this Agreement constitutes the Notes Collateral Agent’s valid and legally binding obligation.

          Section 12.          General Protections of the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary.  To the extent permitted by applicable law:

          (a)          The Collateral Agent and the Notes Collateral Agent each undertakes to perform such duties and only such duties as collateral agent as are specifically set forth in this Agreement and the Securities Intermediary undertakes to perform such duties and only such duties as are required to be taken by a “securities intermediary” under Article 8 of the U.C.C. and, with respect to any Book-Entry Securities, the corresponding Federal Book-Entry Regulations.  The Securities Intermediary shall not have any duties or responsibilities except those expressly set forth in this Agreement or be a trustee to any party hereto.

          (b)          In the absence of bad faith on the part of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary each may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be, which conform to the requirements of this Agreement.

          (c)          Neither the Collateral Agent, the Notes Collateral Agent nor the Securities Intermediary shall be liable for any error of judgment made in good faith by an officer or officers of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be, unless it shall be conclusively determined by a court of competent jurisdiction that the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be, was grossly negligent in ascertaining the pertinent facts.

          (d)          Neither the Collateral Agent, the Notes Collateral Agent nor the Securities Intermediary shall be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of, if during the First Lien Obligation Period, the Administrative Agent and if following the First Lien Obligation Period, the Trustee and, to the extent provided in Section 5(b), the Loan Parties given under this Agreement.

          (e)          None of the provisions of this Agreement shall require the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

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          (f)          The Collateral Agent, the Notes Collateral Agent and the Securities Intermediary each may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.  Prior to taking any such action or giving any instructions hereunder or refraining from taking any action the Collateral Agent or Notes Collateral Agent, as applicable, shall be entitled to receive an Officer’s Certificate or Opinion of Counsel confirming that any such action, instruction or refraining from action is permitted by this Agreement.

          (g)          The Collateral Agent, the Notes Collateral Agent and the Securities Intermediary each may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

          (h)          Neither the Collateral Agent, the Notes Collateral Agent nor the Securities Intermediary shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

          (i)          Any Person into which the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be, hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

          (j)          The Borrowers and each of the other Loan Parties shall indemnify, defend and hold harmless the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary and their respective officers, directors, employees, representatives and agents, from and against and reimburse the Collateral Agent, the Notes Collateral Agent, the Securities Intermediary and such Persons for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney’s and agents’ fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary directly or indirectly relating to, or arising from claims against the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property and reasonable attorneys’ and consultants’ fees and expenses and investigative fee, costs and expenses and court costs except to the extent caused by the Collateral Agent’s, the Notes Collateral Agent’s or the Securities Intermediary’s gross negligence or willful misconduct.  All obligations of the Borrowers and the other Loan

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Parties under this Agreement, including those set forth in this Section, shall be joint and several obligations of the Loan Parties.  The provisions of this Section shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be.

          (k)          Resignation or Removal of the Collateral Agent and the Notes Collateral Agent.  The Collateral Agent may resign or be removed and replaced as the Collateral Agent as provided in Section 9.4 of the Credit Agreement.  The Notes Collateral Agent may or shall be removed and replaced as Notes Collateral Agent as provided in Section 5.4 of the Security Agreement.  After the Collateral Agent’s or the Notes Collateral Agent’s resignation or removal hereunder as the Collateral Agent or the Notes Collateral Agent, as applicable, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent or the Notes Collateral Agent, as applicable.  Notwithstanding any right, power or remedy granted to the Collateral Agent or the Notes Collateral Agent, as applicable, herein, or at law, in equity, admiralty or otherwise, neither the Collateral Agent nor the Notes Collateral Agent will take any action that causes a violation of Section 2 or Section 9 of the Shipping Act of 1916, as amended (the “Shipping Act”).  The Collateral Agent or the Notes Collateral Agent, as applicable, represents and warrants unto each Secured Party that as of the date hereof it is a United States Citizen within the meaning of Section 2 of the Shipping Act.  The Collateral Agent and the Notes Collateral Agent each agrees that if to the actual knowledge of its officers directly involved in the transactions the subject of this Agreement the Collateral Agent or the Notes Collateral Agent, as applicable, is not or ceases to be a United States citizen within the meaning of Section 2 of the Shipping Act, it will resign as Collateral Agent or the Notes Collateral Agent, as applicable, in accordance with the provisions of the Loan Documents and the Credit Documents (as defined in the Notes Security Agreement), as applicable.

          (l)          Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties; provided that notices to any Loan Party other than the MLP may be given to such Loan Party in care of the MLP.  Notices to the Lenders and Secured Hedge Counterparties shall be given to the Administrative Agent.  Notices to the Holders shall be given to the Trustee.

          Section 13.          Termination.  The rights and powers granted herein to the Collateral Agent and the Notes Collateral Agent, respectively, granted in order to perfect the Collateral Agent’s and the Notes Collateral Agent’s security interest in the Accounts, are coupled with an interest and will be affected neither by the bankruptcy of any Loan Party or the General Partner nor by the lapse of time.  The rights of the Collateral Agent, hereunder shall continue in effect until all First Lien Obligations have been indefeasibly paid in full and all commitments related thereto and to the Loan Documents have been terminated and the Collateral Agent shall cease to

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have any obligations hereunder.  The rights of the Notes Collateral Agent hereunder shall continue in effect until all Second Lien Obligations have been indefeasibly paid in full.

          Section 14.          Amendments.  Any provision of this Agreement may be modified, supplemented or waived only by an instrument duly executed by the Borrowers, the Collateral Agent, the Notes Collateral Agent, the Trustee, the Securities Intermediary and the Administrative Agent (with the consent of the Lenders as specified in Section 10.1 of the Credit Agreement and the consent of the Holders as provided in Section 9.02 of the Indenture).  Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Borrower, the Collateral Agent, the Notes Collateral Agent, the Securities Intermediary, the Trustee and the Administrative Agent, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

          Section 15.          Further Documentation.  At any time and from time to time, upon the written request of the Administrative Agent or the Trustee and at the sole expense of the Borrowers and the other Loan Parties, the Loan Parties shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent or the Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and power herein granted.

          Section 16.          Authority of Administrative Agent and Collateral Agent.  The Administrative Agent, the Trustee, the Notes Collateral Agent and the Collateral Agent each acknowledges that the rights and responsibilities of the Administrative Agent, the Trustee, the Notes Collateral Agent and the Collateral Agent, respectively, under this Agreement with respect to any action taken by the Administrative Agent, the Trustee, the Notes Collateral Agent or the Collateral Agent, as the case may be, or the exercise or non-exercise by the Administrative Agent, the Trustee, the Notes Collateral Agent or the Collateral Agent, as the case may be, of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent, the Trustee, the Notes Collateral Agent or the Collateral Agent, as the case may be, and the Secured Parties or the Second Lien Secured Parties, as the case may be, be governed by the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time among them.

          Section 17.          Agreements Superseded.  This Agreement, the Intercreditor Agreement, the Indenture and the Other Credit Documents, the other Loan Documents and Credit Documents (as such term is defined in the Notes Security Agreement) supersede all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

          Section 18.          Collateral Agent and Notes Collateral Agent; Exculpation.  By accepting the benefits of this Agreement, each Secured Party hereby appoints KeyBank National Association as its collateral agent and each Holder appoints Wells Fargo, N.A. as its collateral agent under and for purposes of this Agreement.  Each Secured Party authorizes KeyBank National Association and the Trustee on behalf of each Holder authorizes Wells Fargo Bank, N.A. to act on behalf of such secured party under this Agreement, to exercise such powers hereunder as are specifically delegated to or required of the Applicable Collateral Agent by the

21

terms hereof, together with such powers as may be reasonably incidental thereto.  Without limiting the provisions of the Credit Agreement or Indenture, neither the Collateral Agent, the Notes Collateral Agent nor the Securities Intermediary nor any of their respective directors, officers, employees or agents shall be liable to any Secured Party or Holder (and each Secured Party and each Holder will hold the Collateral Agent, the Notes Collateral Agent and the Securities Intermediary harmless) for any action taken or omitted to be taken by it under this Agreement, or in connection herewith or therewith, except for the willful misconduct or gross negligence of the Collateral Agent, the Notes Collateral Agent or the Securities Intermediary, as the case may be, or responsible for any recitals or warranties herein or therein, or for the sufficiency, effectiveness, enforceability, validity or due execution of this Agreement, or to make any inquiry respecting the performance by any Person of its obligations hereunder.

          Section 19.          Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 20.          Captions.  The captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 21.          Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

          Section 22.          Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.  The Administrative Agent, the Trustee, the Notes Collateral Agent or the Collateral Agent or the Securities Intermediary, as the case may be, may assign its respective rights hereunder by sending written notice of such assignment to the Borrowers (with a copy thereof to the Administrative Agent, the Trustee, the Notes Collateral Agent or the Collateral Agent, as the case may be).  None of the Borrowers or any other Loan Party shall assign or transfer its rights or obligations under this Agreement without the prior written consent, if during the First Lien Obligation Period of the Administrative Agent (with the further consent of the Lenders as specified in Section 10.1 of the Credit Agreement) and if after the First Lien Collateral Period, the Trustee.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

22

IN WITNESS WHEREOF, the parties hereto have each caused this Second Amended and Restated Cash Collateral Control Agreement to be duly executed as of the day and year first above written.

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent for the Lenders and Secured Hedge Counterparties

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

Address for Notices:
300 Madison Avenue
New York, New York 10017
Attention: Agency Services

S-1
Signature Page to Cash Collateral Control Agreement

KEYBANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Address for Notices:

Preston Commons West Towers
8117 Preston Road, Suite 440
Dallas, Texas 75225
Attention: Thomas Rajan

S-2
Signature Page to Cash Collateral Control Agreement

MCDONALD INVESTMENTS, INC.,
as Securities Intermediary

By:	/s/

Name:
Title:

Address for Notices:

McDonald Investments, Inc.
127 Public Square
Cleveland, Ohio 44114
Attention: Mike Garibaldi
Fax: 216-689-8282

S-3
Signature Page to Cash Collateral Control Agreement

WELLS FARGO BANK, N.A.,
as Trustee and as Notes Collateral Agent

By:	/s/

Name:
Title:

Address for Notices:

Wells Fargo Bank, NA,
as Note Collateral Agent
Corporate Trust Services
213 Court Street, Suite 703
Middletown, CT 06457

S-4
Signature Page to Cash Collateral Control Agreement

U.S. SHIPPING PARTNERS L.P.

By:	U.S. Shipping General Partner LLC, its General Partner

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address for Notices:

399 Thornall Street
Edison, New Jersey 08837

With a copy (which shall not constitute notice) to:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Attention: Paul Jacobs and Roy Goldman

S-5
Signature Page to Cash Collateral Control Agreement

U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER INC.,
USCS CHARLESTON LLC,
USCS CHARLESTON CHARTERING LLC,
USCS ATB LLC,
USS ATB 1 LLC,
USS ATB 2 LLC,
USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC,
U.S. SHIPPING FINANCE CORP.,
USS PRODUCT MANAGER LLC,
USS JV MANAGER INC., and
USS PC HOLDING CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address for Notices:

399 Thornall Street
Edison, New Jersey 08837

With a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Attention: Paul Jacobs and Roy Goldman

S-6
Signature Page to Cash Collateral Control Agreement

EXHIBIT M

FORM OF SOLVENCY CERTIFICATE
OF
U.S. SHIPPING PARTNERS L.P., U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC,
ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER INC., USCS CHARLESTON CHARTERING LLC,
USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC,
USCS SEA VENTURE LLC, USS M/V HOUSTON LLC,
USS PRODUCT MANAGER LLC, USS JV MANAGER INC., USS PC HOLDING
CORP. AND U.S. SHIPPING FINANCE CORP.

          Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (each of the foregoing entities indiv idually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders, and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.  This Solvency Certificate is being furnished to the Administrative Agent pursuant to Section 5.1.13 of the Credit Agreement.  The undersigned, in his capacity as Vice President and Chief Financial Officer of US Shipping General Partner LLC, the general partner of U.S. Shipping Partners L.P., and of each of the other Borrowers, hereby certifies to the Administrative Agent and the Lenders, as of the Closing Date, as follows:

          1.          I (i) am currently the Vice President and Chief Financial Officer of US Shipping General Partner LLC, the general partner of U.S. Shipping Partners L.P. (“General Partner”), and of each of the other Borrowers, and have full responsibility for the management of the financial affairs of the Borrowers and their respective Restricted Subsidiaries, (ii) have carefully reviewed the contents of this Solvency Certificate and have made such investigations and inquiries (including consultation with counsel) as I have deemed necessary or prudent in connection with the matters set forth herein, (iii) am familiar with the properties, businesses, assets and liabilities of the Borrowers and their respective Restricted Subsidiaries, and (iv) have reviewed (or caused to be reviewed on my behalf) the Transaction Documents and any other agreements, instruments,

Exhibit M-- 1

or documents in respect of any Indebtedness of the Borrowers and their respective Restricted Subsidiaries.  I am making this Solvency Certificate in good faith, believing that the information, estimates and assumptions which underlie and form the basis for the statements made herein are reasonable and are the best available on the date hereof.

          2.          The value of the assets and properties of the Borrowers and their respective Restricted Subsidiaries, taken as a whole, at a fair valuation and at their then present fair salable value, are and will be, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), greater than their total Indebtedness and greater than the amount that would be required to pay their probable aggregate liability on their then existing Indebtedness as it becomes absolute and matured.

          3.          The Borrowers and their respective Restricted Subsidiaries, taken as a whole, are and will be able to, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), able to realize upon all of their assets and properties and pay all of their Indebtedness as such Indebtedness matures.

          4.          With respect to the businesses and transactions in which each Borrower is engaged or about to engage, such Borrower does not have, and will not have, both before and after giving effect to the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof), an unreasonably small amount of capital, after giving due consideration to the prevailing practice of business entities of established reputation engaged in like businesses and similarly situated.

          5.          Taking into account the transactions contemplated by the Transaction Documents (including, without limitation, any pending Credit Extension and the application thereof) and all other businesses and transactions in which the Borrowers and their respective Restricted Subsidiaries are engaged or intend to be engaged, the Borrowers and their respective Restricted Subsidiaries, taken as a whole, do not intend to or believe that they will incur Indebtedness that will (i) be beyond their ability to pay as such Indebtedness matures or (ii) interfere with their ability to pay their other Indebtedness as such Indebtedness matures.

          6.          In consummating the transactions contemplated by the Transaction Documents, each of the Borrowers does not intend to disturb, hinder, delay or defraud any of its present or future creditors (including, without limitation, any Secured Party) or any other Person to which it is or will become, on or after the date hereof, obligated or indebted.

          I understand that the Administrative Agent and the Lenders are relying on the truth and accuracy of the foregoing in connection with the extension of credit under the Credit Agreement.

Exhibit M-- 2

          IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate as of the [__] day of August, 2006.

By:	/s/ Albert Bergeron

Name:	Albert Bergeron
Title:

Vice President and Chief Financial Office of each of US Shipping General Partner LLC, the general partner of U.S. Shipping Partners L.P., and U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc., USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, USS Product Manager LLC, USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp.

Exhibit M-- 3

EXHIBIT N

FORM OF ADDITIONAL LENDER CERTIFICATE

__________, 20__

To:	Canadian Imperial Bank of Commerce,
as Administrative Agent

          The Administrative Agent, the Letter of Credit Issuer and the other Agents and certain Lenders have heretofore entered into a Third Amended and Restated Credit Agreement, dated as of August 7, 2006, with U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, collectively as the Borrowers, as amended, restated, supplemented or otherwise modified from time to time (the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

          This Additional Lender Certificate is being delivered pursuant to Section 2.1.6 of the Credit Agreement.

          [Language for Existing Lender]

          [Please be advised that the undersigned has agreed to increase its [Term Loan Commitment Amount] [Revolving Commitment Amount] under the Credit Agreement effective as of _____________ from $_________ to $_________ and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.]

          [Language for New Lender]

          [Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective as of ___________________ with a [Term Loan Commitment Amount] [Revolving Commitment Amount] of $____________ and (b) that it automatically shall be deemed to be a party in all respects to the Credit Agreement and the other Loan Documents as if originally a signatory thereto.]

Exhibit N -- 1

Very truly yours,

By:	/s/

Name:
Title:

Exhibit N -- 2

EXHIBIT O

FORM OF LENDER ADDENDUM AGREEMENT

          Reference is made to the Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership, U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC, USS M/V HOUSTON LLC and USS PRODUCT MANAGER LLC, each a Delaware limited liability company, and USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties hereto (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as the Administrative Agent and the Letter of Credit Issuer, LEHMAN COMMERCIAL PAPER INC., in its capacity as the Syndication Agent and KEYBANK NATIONAL ASSOCIATION, in its capacity as the Collateral Agent.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          Upon execution and delivery of this Lender Addendum Agreement by the parties hereto as provided in Section 10.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule I hereto, effective as of the date of the Credit Agreement.

          The undersigned hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder including, without limitation, the Guaranty, the Mortgages, the Pledge Agreement and the Security Agreement and agrees to be bound by the Terms thereof.  The undersigned further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent, Letter of Credit Issuer, Arranger or Collateral Agent.

          Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

(a) the undersigned

(i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a “Lender” under the Credit

Exhibit O -- 1

Agreement and the other Loan Documents as if it were an original signatory thereto to the extent of the Commitments specified in Schedule I hereto; and

(ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto.

          The undersigned hereby advises each of the Borrowers, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent of the administrative details with respect to its Loans and Commitments specified in Schedule I hereto.

          The undersigned represents that it has furnished the tax form required by Section 4.6 (if applicable) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

          THIS LENDER ADDENDUM AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

          This Lender Addendum Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page thereof by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum Agreement to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of ________, 20__.

[NAME OF LENDER]

By:	/s/

Title:

Exhibit O -- 2

ACCEPTED AND AGREED:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Title:

U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC, USS M/V HOUSTON LLC, USS PRODUCT MANAGER LLC, USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP.

By:	/s/

Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:	/s/

Title:

Exhibit O -- 3

Schedule I

COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:	______________________________
	Notice Address:	______________________________
______________________________
______________________________
	Attention:	______________________________
	Telephone:	______________________________
	Facsimile:	______________________________
	Domestic Office:	______________________________
	LIBOR Office:	______________________________
______________________________
______________________________

2.	Revolving Commitment:	______________________________

3.	Term Commitment:	______________________________

Exhibit O -- 4

EXHIBIT P

FORM OF EXEMPTION CERTIFICATE

          Reference is made to the certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation, each as a Borrower, the several Lenders from time to time party thereto, Canadian Imperial Bank of Commerce, as Administrative Agent, and the other agents therein named. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.  [Name of Non-U.S. Lender] (the “Non-U.S. Lender”) is providing this certificate pursuant to Section 4.6 of the Credit Agreement.  The Non-U.S. Lender hereby represents and warrants that:

                    5.          The Non-U.S. Lender is the sole record and beneficial owner of the Loans in respect of which it is providing this certificate.

                    6.          The Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).  In this regard, the Non-U.S. Lender further represents and warrants that:

(a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction;

                      (b)          the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements; and

(c) receiving deposits and making loans and discounts does not constitute a substantial part of the Non-U.S. Lender’s business.

                    7.          The Non-U.S. Lender is not a 10-percent shareholder of either Borrower within the meaning of Section 881(c)(3)(B) of the Code.

                    8.          The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

Exhibit P -- 1

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]

By:	/s/

Name:
Title:

Date:

Exhibit P -- 2

EXHIBIT Q

PROJECTIONS

Attached.

Exhibit Q -- 1

EXHIBIT R

FORM OF GENERAL PARTNER LETTER

The Lenders party to the Credit Agreement
  referred to below

Canadian Imperial Bank of Commerce,
  as Administrative Agent (as defined below)

The Syndication Agent (as defined in the Credit Agreement
  referred to below)

The Collateral Agent (as defined in the Credit Agreement
  referred to below)

Ladies and Gentlemen,

          Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership (the “MLP”), U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (each of the foregoing entities individually a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders, and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

          In consideration of the Lenders, the Administrative Agent, the Syndication Agent and the Collateral Agent entering into the Credit Agreement, US Shipping General Partner LLC, a Delaware limited liability company and the sole general partner of U.S. Shipping Partners L.P. (the “General Partner”), hereby agrees that, for so long as it is the general partner of the MLP, (a) its sole business will be to act as the general partner of the MLP and as a member, partner or stockholder of any limited liability company, limited partnership or corporation of which any Borrowers, or any of their Subsidiaries, or the MLP is, directly or indirectly, a limited partner and to undertake activities that are ancillary or related thereto (including being a limited partner

Exhibit R -- 1

in the MLP), (b) it shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to (i) its performance of the activities required or authorized by the MLP Agreement, and (ii) the acquisition, ownership or disposition of partnership interests in the MLP or any further limited partnership of which any Borrower or the MLP is, directly or indirectly, a limited partner; and (c) it shall not take any action or refuse to take any reasonable action the effect of which, if taken or not taken, as the case may be, would be to cause MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity other than a partnership for federal income tax purposes.

          General Partner hereby acknowledges that its agreements contained herein are an inducement to the Lenders, the Administrative Agent, the Syndication Agent and the Collateral Agent entering into the Credit Agreement and that this letter is, and shall be deemed to be, a Loan Document.

          THIS LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

Very truly yours,

US SHIPPING GENERAL PARTNER LLC

By:	/s/

Name:
Title:

Exhibit R -- 2

EXHIBIT S

FORM OF INTERCREDITOR AGREEMENT

          INTERCREDITOR AGREEMENT (this “Agreement”) dated as of August 7, 2006, between CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, for and on behalf of the Lenders and Secured Hedge Counterparties referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), WELLS FARGO BANK, N.A., a national banking association, as trustee ( in such capacity, together with its successors and assigns in such capacity, the “Trustee”) and Collateral Agent (in such capacity, together with its successors and assigns in such capacity, the “Notes Collateral Agent”), in each case, for and on behalf of the Noteholders referred to below, KEYBANK NATIONAL ASSOCIATION, a national banking association, acting in its capacity as collateral agent under the Credit Agreement (as defined below) (in such capacity including in its capacity as a securities intermediary (either directly or indirectly through its affiliate McDonald Investments, Inc. (the “Securities Intermediary”)), as defined in the U.C.C. (as defined below), and together with its successors and assigns in such capacities, the “Collateral Agent”), U.S. SHIPPING PARTNERS, L.P., a Delaware limited partnership (the “Company”), U.S. SHIPPING FINANCE CORP., a Delaware corporation (“Finance Corp.”), each of the Subsidiaries of the Company identified under the caption “Guarantors” on the signature pages hereto (individually, a “Guarantor” and collectively, the “Guarantors”), each other Loan Party (as defined below) and each other Secured Party or Secured Party Representative (each as defined below).

          WHEREAS, the Company and the Guarantors have entered into that certain Third Amended and Restated Credit Agreement dated as of August 7, 2006 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) with Canadian Imperial Bank of Commerce, as administrative agent for the Lenders, and the other parties thereto pursuant to which the Lenders extended commitments to make loans (the “Loans”); and

          WHEREAS, the Company, Finance Corp., the Guarantors and the Trustee have entered into an indenture dated as of August 7, 2006 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Indenture”) relating to the issuance of the Company’s 13% Senior Secured Notes due 2014 and additional Notes which may be issued pursuant to and in accordance with the terms of such indenture (collectively, the “Notes”); and

          WHEREAS, pursuant to one or more Collateral Documents (as defined below) the Company, Finance Corp., the Guarantors and the other Loan Parties from time to time party thereto have granted (and may in the future grant) to the Collateral Agent for the benefit of the First Lien Secured Parties first priority security interests in the Collateral (as defined below) as security for payment and performance of the First Lien Obligations (as defined below); and

          WHEREAS, pursuant to one or more Collateral Documents, the Company, Finance Corp. and the Guarantors have granted (and may in the future grant) to the Notes Collateral Agent for the benefit of the Second Lien Secured Parties second priority security interests in the Common

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Collateral (as defined below) as security for payment and performance of the Second Lien Obligations (as defined below);

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows, it being understood that such agreement by the Administrative Agent is on behalf of itself and the Lenders and Secured Counterparties (as defined below), that such agreement by the Notes Collateral Agent is on behalf of itself and the Noteholders (as defined below) and that such agreement by any other Secured Party Representative (as defined below) is on behalf of itself and each Secured Party for which it is a representative:

ARTICLE I
DEFINITIONS

          SECTION 1.01.     Definitions.  As used in this Agreement, the following terms have the meanings specified below:

          “Administrative Agent” is defined in the first recital hereto.

          “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

          “Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York.

          “Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Loan Party, in which a Lien is granted or purported to be granted to the Collateral Agent pursuant to the Collateral Documents as security for any Secured Obligation.

          “Collateral Documents” means, collectively, all agreements, deeds of trust, mortgages, instruments, documents, pledges or filings executed in connection with granting, or that otherwise evidence, the Lien of the Collateral Agent or the Notes Collateral Agent, as the case may be, in the Common Collateral, including, without limitation, this Agreement.

          “Common Collateral” means the Collateral constituting both First Lien Collateral and Second Lien Collateral.

          “Credit Agreement” is defined in the first recital hereto.

          “Credit Agreement Notes” means the promissory notes issued under the Credit Agreement.

          “Default” means an Event of Default or any other event that, with notice or lapse of time or both, would become an Event of Default.

          “Designation” means the designation by the Company pursuant to an Officer’s Certificate delivered to each of the Trustee, the Notes Collateral Agent, the Collateral Agent and

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each Secured Party Representative of an agreement, document or other instrument as a “First Lien Document” or “Second Lien Document” hereunder, or Indebtedness as “First Lien Obligations” or “Second Lien Obligations” hereunder.

          “Enforcement Action” means, with respect to the First Lien Obligations or the Second Lien Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Lien Documents or the Second Lien Documents, or applicable law, with respect to any of the Collateral including without limitation the exercise of any rights of set-off or recoupment or foreclosure, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

          “Event of Default” means any Event of Default under the Credit Agreement or Indenture or any other event under any other First Lien Document or Second Lien Document that permits the respective holders of the Secured Obligations under such First Lien Document or Second Lien Document to declare such Secured Obligations to be due and payable without any notice (other than notice of default) or lapse of time.

          “First Lien Collateral” means all of the assets of the Company, Finance Corp. and the Guarantors in which the Collateral Agent now or hereafter holds a Lien as security for any First Lien Obligations.

           “First Lien Collateral Documents” means the Collateral Documents pursuant to which a Loan Party grants or purports to grant Collateral for the benefit of the First Lien Secured Parties.

          “First Lien Documents” means the Credit Agreement, the Subsidiary Guarantees with respect to the Loans and the Credit Agreement Notes, all Hedge Agreements executed with Secured Hedge Counterparties evidencing Hedging Obligations that constitute First Lien Obligations and all other documents and instruments pursuant to which any Indebtedness constituting First Lien Obligations has been Incurred or is outstanding, in each case as the same may be amended, restated, replaced, refinanced, renewed, extended, supplemented or modified from time to time.

          “First Lien Obligation Period” means any period during which (i) any First Lien Obligations are outstanding, (ii) any commitments pursuant to which First Lien Obligations may be Incurred are in effect or (iii) any letters of credit issued under any First Lien Documents are outstanding but have not been discharged or fully cash collateralized in accordance with the terms of the applicable First Lien Document.  Subject to Section 6.05, the First Lien Obligation Period shall be deemed to have terminated upon (a) payment in full of all First Lien Obligations, (b) termination of all commitments pursuant to which First Lien Obligation may be incurred and (c) the discharge or cash-collateralization of any letters of credit issued under any First Lien Documents in accordance with the applicable First Lien Documents and the delivery by the Administrative Agent to the Collateral Agent, the Notes Collateral Agent and each Secured Party Representative of a certificate to such effect (which such certificate shall not be unreasonably withheld or delayed).

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          “First Lien Obligations” means:

(1) the Credit Agreement Notes, the Subsidiary Guarantees with respect to the Credit Agreement and the Loans;

          (2)          all other Indebtedness of the Company and its Subsidiaries Designated as “First Lien Obligations” for purposes of this Agreement that is permitted to be Incurred by clause (b)(i) or (xiv) of Section 4.09 of the Indenture; and

(3) all Hedging Obligations; and

          (4)          all extensions, renewals, restructurings and replacements in whole or in part of any of the foregoing to the extent such extensions, renewals, restructurings or replacements are Designated as “First Lien Obligations” and permitted under the Indenture.

          “First Lien Representative” means at any time, collectively, the Administrative Agent, as the representative hereunder for the Lenders and Secured Hedge Counterparties.

          “First Lien Secured Parties” means the Administrative Agent, the Lenders, any other First Lien Representative, the Secured Hedge Counterparties and any other holders of First Lien Obligations.

          “First Priority Liens” means the first priority Liens and security interests in the Collateral granted to the Collateral Agent pursuant to the First Lien Collateral Documents as collateral security for the First Lien Obligations.

          “Hedge Agreements” means any interest rate or currency exchange rate swap, cap, collar, floor, caption, or swaption agreements, or any similar arrangements arising at any time between the Company or any other Loan Party, on the one hand, and any Person, on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

          “Hedging Obligations” means all obligations and liabilities of the Company and its Subsidiaries (whether directly or as a guarantor) owed to any First Lien Secured Party (or any of its affiliates) in respect of any interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

          “Indebtedness” shall have the meaning assigned to such term in the Credit Agreement.

          “Indenture” shall have the meaning assigned to such term in the second recital hereto.

          “Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

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          “Lenders” means, at any time, the parties to the Credit Agreement then holding (or committed to provide) loans, letters of credit, debt securities or other extensions of credit that constitute (or when provided will constitute) part of the First Lien Obligations.

          “Lien” means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than an easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          “Loan Obligations” means Obligations under or in respect of the Credit Agreement.

          “Loans” shall have the meaning assigned to such term in the Credit Agreement.

          “Loan Party” means the Company, Finance Corp., each Guarantor and each of the Subsidiaries of the Company that is now or hereafter becomes a party to one or more of the First Lien Documents.

          “Note Obligations” means Obligations in respect of the Notes.

          “Noteholders” means the holders from time to time of the Notes.

          “Notes” shall have the meaning assigned to such term in the second recital hereto.

          “Obligations” means any principal, interest (including default interest), penalties, fees, indemnities, reimbursement obligations, guarantee obligations, costs, expenses (including fees and disbursements of counsel), damages and other liabilities and obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the documentation governing or made, delivered or given in connection with, any Indebtedness (including, without limitation, interest accruing at the then applicable rate provided in such documentation after the maturity of such Indebtedness and interest accruing at the then applicable rate provided in such documentation after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, Finance Corp., any Guarantor, or any other Loan Party, as the case may be, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

          “Officer’s Certificate” means a certificate signed by the principal executive officer, principal accounting officer or principal financial officer of the Company or the General Partner, as applicable, and delivered to the Collateral Agent, the Notes Collateral Agent or a Secured Party Representative.

           “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Collateral Agent or the Notes Collateral Agent, as the case may be, delivered to the Collateral Agent or the Notes Collateral Agent, as the case may be.

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          “Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

          “Post-Petition Interest” means any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

          “Requisite First Lien Secured Parties” means First Lien Secured Parties holding a majority in aggregate principal amount of the First Lien Obligations (other than Hedging Obligations).

          “Requisite Second Lien Secured Parties” means Second Lien Secured Parties holding a majority in aggregate principal amount of the Second Lien Obligations then outstanding.

          “Requisite Secured Parties” means (i) at all times prior to the termination of the First Lien Obligation Period, the Requisite First Lien Secured Parties and (ii) at all times after the termination of the First Lien Obligation Period, the Requisite Second Lien Secured Parties.

          “Second Lien Collateral” means all of the assets of the Company, Finance Corp. and the Guarantors in which the Notes Collateral Agent now or hereafter holds a Lien as security for any Second Lien Obligations.

          “Second Lien Collateral Documents” means the Collateral Documents pursuant to which a Loan Party grants or purports to grant Common Collateral for the benefit of the Second Lien Secured Parties.

          “Second Lien Documents” means the Indenture, the Notes, the Subsidiary Guarantees with respect to the Notes and all other documents and instruments pursuant to which any Indebtedness constituting Second Lien Obligations has been incurred or is outstanding, in each case as the same may be amended, restated, replaced, refinanced, renewed, extended, supplemented or modified from time to time.

          “Second Lien Obligations” means the Notes, the Subsidiary Guarantees with respect to the Notes and the Note Obligations.

          “Second Lien Representative” means at any time, the Notes Collateral Agent, as the representative hereunder for the holders of the Notes.

          “Second Lien Secured Parties” means the Trustee, the Notes Collateral Agent, the Noteholders, any other Second Lien Representative and any other holders of Second Lien Obligations.

          “Second Priority Liens” means the second priority Liens and security interests in the Common Collateral granted to the Notes Collateral Agent pursuant to the Second Lien Collateral Documents as collateral security for the Second Lien Obligations.

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          “Secured Hedge Counterparties” means the Lenders and their Affiliates that are counterparties to Hedge Agreements.

          “Secured Obligations” means the First Lien Obligations and Second Lien Obligations.

          “Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties.

          “Secured Party Representatives” means the First Lien Representatives and the Second Lien Representatives.

          “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          “Subsidiary Guarantee” shall have the meaning assigned to such term in the Indenture.

          “Trustee” shall have the meaning assigned to such term in the preamble hereto.

          “Trust Indenture Act” shall have the meaning assigned to such term in the Indenture.

          “U.C.C.” means the Uniform Commercial Code as in effect from time to time in the State of New York.

ARTICLE II
ADMINISTRATIVE AGENT

          SECTION 2.01.     Administrative Agent Agreement.  The Administrative Agent hereby agrees that upon the occurrence of the events listed in clauses (a), (b) and (c) of the definition of First Lien Obligation Period, it shall promptly deliver to the Collateral Agent, the Notes Collateral Agent and each Secured Party Representative (other than itself) a certificate to the effect that such events have occurred and that the First Lien Obligation Period has terminated .

ARTICLE III
LIENS

          SECTION 3.01.     Subordination of Liens.  During the First Lien Obligation Period:

          (a)          any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party on the Common Collateral securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens on the Common Collateral now existing or hereafter created or arising in favor of the First Lien Secured Parties securing the First Lien Obligations, notwithstanding (i)

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anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the U.C.C. or any applicable law or any First Lien Document or Second Lien Document or any other circumstance whatsoever and (iii) the fact that any such Liens on the Common Collateral in favor of any First Lien Secured Party securing any of the First Lien Obligations are (x) subordinated to any Lien on the Common Collateral securing any obligation of any Loan Party other than the Second Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed;

          (b)          no First Lien Secured Party or Second Lien Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted pursuant to any Collateral Document; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, the Notes Collateral Agent, the Secured Parties, the Administrative Agent or the Trustee to enforce this Agreement, including Section 5.01 and the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations and the Second Lien Obligations; and

          (c)          during any First Lien Obligation Period, each of the Company, Finance Corp. and the Guarantors agrees not to grant any Lien on any of its assets in favor of any Notes Collateral Agent or the Second Lien Secured Parties unless it has granted or concurrently grants a similar Lien on such assets in favor of the Collateral Agent or the First Lien Secured Parties; and

          (d)          each of the Company, Finance Corp. and the Guarantors agrees not to grant any Lien on any of its Vessels in favor of the Collateral Agent or the First Lien Secured Parties unless it has granted or concurrently grants a similar Lien on such assets in favor of the Notes Collateral Agent or the Second Lien Secured Parties.

          To the extent that the foregoing clauses (c) or (d) are not complied with for any reason, without limiting any rights and remedies available to the parties hereto, the First Lien Secured Party or Second Lien Secured Party which receives the benefit of such additional Lien and Collateral shall turn over the proceeds of such Collateral in accordance with Article V.

          Notwithstanding any failure by any Secured Party to perfect any security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Common Collateral shall be as set forth herein.

          SECTION 3.02.     Nature of First Lien Obligations.  It is acknowledged and agreed that all or a portion of the First Lien Obligations represents debt that is or may be revolving in nature

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and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations and the First Lien Documents may be modified, restated, waived, supplemented, renewed, restructured, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event in accordance with the terms of the Indenture and the Collateral Documents and, without notice to or consent by the Second Lien Secured Parties (other than as set forth  in the Indenture and the Collateral Documents) and without affecting the provisions hereof; provided, however, that, without the consent of the Requisite Second Lien Secured Parties, no such amendment, restatement, supplement, modification, extension, renewal, increase, restructuring or replacement shall contravene any provision of this Agreement, and that the holders of the Indebtedness resulting from any such extension, renewal, waiver, restatement, supplement, increase, restructuring or replacement, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement.  The lien priorities provided in Section 3.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.

          SECTION 3.03.     Subrogation.  The Notes Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder out of the proceeds of Common Collateral until the end of the First Lien Obligation Period.

ARTICLE IV
ENFORCEMENT RIGHTS

          SECTION 4.01.     Exclusive Enforcement.

          (a)          During the First Lien Obligation Period, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Requisite First Lien Secured Parties shall have the exclusive right to take and continue (and to instruct the Collateral Agent to take and continue) any Enforcement Action with respect to the Common Collateral and the other Collateral, without any consultation with or consent of any Second Lien Secured Party, but subject to the proviso set forth in Section 6.01.  Upon the occurrence and during the continuance of a default or an event of default under the First Lien Documents, the Requisite First Lien Secured Parties may take and continue (and instruct the Collateral Agent to take and continue) any Enforcement Action with respect to the First Lien Obligations and the Collateral in such order and manner as they may determine in their sole discretion subject to the limitations set forth in the First Lien Documents.  In exercising rights and remedies with respect to the Common Collateral and the other Collateral, the First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to dispose of Common Collateral upon foreclosure, to incur expenses in connection with any such disposition and to exercise all the rights and remedies of a secured creditor under the U.C.C., the Bankruptcy Code or any other bankruptcy law.  Without limiting the generality of the

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foregoing, during any First Lien Obligation Period, except as expressly above, the sole right of each Note Collateral Agent and the Second Lien Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Second Lien Documents for the period and to the extent granted therein and, subject to the provisions hereof, including the provisions of Section 5.01, to receive a share of the proceeds thereof, if any, at the end of such First Lien Obligation Period.

          (b)          After the First Lien Obligation Period, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Requisite Second Lien Secured Parties shall have the exclusive right to take and continue (and to instruct the Notes Collateral Agent to take and continue) any Enforcement Action with respect to the Common Collateral without any consultation with or consent of any other party.  Upon the occurrence and during the continuance of a default or an event of default under the Second Lien Documents, the Requisite Second Lien Secured Parties may take and continue (and instruct the Notes Collateral Agent to take and continue) any Enforcement Action with respect to the Second Lien Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion subject to the limitations set forth in the Second Lien Documents.  In exercising rights and remedies with respect to the Common Collateral, the Second Lien Secured Parties may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to dispose of Common Collateral upon foreclosure, to incur expenses in connection with any such disposition and to exercise all the rights and remedies of a secured creditor under the U.C.C., the Bankruptcy Code or any other bankruptcy law.

          SECTION 4.02.      Standstill and Waivers.  During the First Lien Obligation Period, subject to the proviso set forth in Section 6.01, no Second Lien Secured Party will:

          (a)          take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations or the First Lien Secured Parties with respect to any of the Common Collateral;

          (b)          oppose, object or knowingly interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by the Collateral Agent or any First Lien Secured Party or any other Enforcement Action taken by or on behalf of the Collateral Agent or any First Lien Secured Party;

          (c)          have any right to (i) direct either the Notes Collateral Agent or any other Second Lien Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the Second Lien Collateral Documents or (ii) consent or object to the exercise by the Collateral Agent or any First Lien Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Collateral Documents or to the timing or manner in which any such right is

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exercised or not exercised (or, to the extent any Second Lien Secured Party may have any such right described in this clause (c), whether as a junior lien creditor or otherwise, it irrevocably waives such right);

          (d)          institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against either the Collateral Agent or any First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Collateral Agent nor any First Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Collateral Agent or any First Lien Secured Party with respect to the Common Collateral or pursuant to the First Lien Documents;

          (e)          make (or request that the Notes Collateral Agent make) any judicial or nonjudicial claim or demand or commence any judicial or nonjudicial proceedings against any Loan Party or any of its subsidiaries or affiliates under or with respect to any Second Lien Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Lien Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce (other than filing a proof of claim) any Second Lien Collateral Document;

          (f)          commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Common Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Common Collateral or pursuant to the Second Lien Collateral Documents (nor will any Second Lien Secured Party request that the Notes Collateral Agent do any of the foregoing); and

          (g)          seek (or request that the Notes Collateral Agent seek), and each Second Lien Secured Party hereby waives any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

          SECTION 4.03.     Judgment Creditors.  In the event that any Second Lien Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Lien Obligations) as the other Liens securing the Second Lien Obligations created in favor of the Notes Collateral Agent pursuant to the Second Lien Collateral Documents are subject to this Agreement.

          SECTION 4.04.     Cooperation.  Each Second Lien Secured Party agrees that it shall take such actions as the Requisite First Lien Secured Parties (or the Collateral Agent at the instruction of the Requisite First Lien Secured Parties) shall reasonably request that are not adverse to or inconsistent with their rights hereunder in connection with the exercise by the First Lien Secured Parties of their rights set forth herein.

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          SECTION 4.05.     No Additional Rights For Loan Parties Hereunder.  Except as provided in Section 4.06, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

          SECTION 4.06.     Actions Upon Breach.

          (a)          Defense or Dilatory Plea.  If any Second Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against a Loan Party or the Collateral, such Loan Party may interpose as a defense or dilatory plea the execution and delivery of this Agreement, and any First Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

          (b)          Injunction Relief, Etc.  Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Secured Party (in its or their own name or in the name of the Company or any other Loan Party) or the Company or any other Loan Party may obtain relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Second Lien Secured Party that (i) the First Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Secured Party waives any defense that the Company, any other Loan Party and/or the First Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

ARTICLE V
PAYMENTS AND OTHER AGREEMENTS

          SECTION 5.01.     Application of Proceeds, Turnover Provisions.  All proceeds of Common Collateral resulting from the sale, collection or other disposition of Common Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to a Insolvency Proceeding, shall be distributed in the following order of priority:

          (i)          to pay the fees and expenses of such sale, collection or disposition, including reasonable compensation and expenses to agents of and counsel for the Collateral Agent, and all reasonable fees, expenses, liabilities and advances incurred or made by the Collateral Agent in connection with this Agreement or the Collateral Documents, until payment in full of such fees, expenses, liabilities, advances and other amounts shall have been made;

          (ii)         to pay ratably all reasonable fees, expenses, liabilities and advances incurred or made by the First Lien Representatives in connection with this Agreement or the First Lien Collateral Documents, until payment in full of such fees, expenses, liabilities, advances and other amounts shall have been made;

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          (iii)        to pay any other First Lien Obligations then due and payable (such payment, in the case of any letters of credit issued under the Credit Agreement, to be applied to the posting of cash collateral for First Lien Obligations in respect of such letters of credit whether or not the respective letter of credit shall have been drawn) until payment in full of all such First Lien Obligations shall have been made;

          (iv)        to pay ratably all reasonable fees, expenses, liabilities and advances incurred or made by the Notes Collateral Agent or the Second Lien Representatives in connection with this Agreement or the Second Lien Collateral Documents, until payment in full of such fees, expenses, liabilities, advances and other amounts shall have been made;

          (v)         to pay ratably any Second Lien Obligations then due and payable, as certified to the Notes Collateral Agent by the Company pursuant to an Officer’s Certificate until payment in full of such Second Lien Obligations shall have been made; and

(vi) any remaining amounts shall be remitted to the applicable Loan Party.

During the First Lien Obligation Period, any Common Collateral, including without limitation any Common Collateral constituting proceeds, that may be received by any Second Lien Secured Party shall be segregated and held in trust and promptly paid over to the Collateral Agent in the same form as received, with any necessary endorsements, for application to the Secured Obligations in accordance with the foregoing provisions of this Section, and each Second Lien Secured Party hereby authorizes the Collateral Agent to make any such endorsements as agent for the Second Lien Secured Party receiving such proceeds (which authorization, being coupled with an interest, is irrevocable).

          SECTION 5.02.     Releases of Liens.  Upon any release, sale or disposition (other than a release of the First Lien Collateral Documents at the end of the First Lien Obligation Period) of Common Collateral permitted pursuant to the terms of the First Lien Documents that results in the release of the First Priority Lien on any Common Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Second Priority Lien on such Common Collateral (but not on any proceeds of such Common Collateral not required to be paid to the First Lien Secured Parties other than proceeds that the Company, Finance Corp. or the Guarantors, as the case may be, are permitted to retain and use pursuant to the First Lien Documents and the Second Lien Documents) shall be automatically, simultaneously and unconditionally released with no further consent or action of any Person.  In connection with the foregoing, each Second Lien Secured Party hereby appoints the Collateral Agent and any officer or duly authorized person of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Second Lien Secured Party and in the name of the Second Lien Secured Parties or in the Collateral Agent’s own name, from time to time, in the Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this Section 5.02, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section, including, without limitation, any amendments to financing statements, termination statements, endorsements, assignments, releases or other

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documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

          SECTION 5.03.     Inspection Rights.  During the First Lien Obligation Period, any First Lien Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Collateral Agent may pursuant to an Enforcement Action advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Lien Secured Party or liability to any Second Lien Secured Party.

          SECTION 5.04.     Insurance.  During any First Lien Obligation Period, as between the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties on the other, the First Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. During any First Lien Obligation Period, all proceeds of any such policy and any such award if in respect to the Common Collateral that are payable to the First Lien Secured Parties shall be paid to the Administrative Agent for the benefit of the First Lien Secured Parties to the extent required under the Credit Agreement.  If any Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Administrative Agent in accordance with the terms of Section 5.01.

          SECTION 5.05.     Effect of Refinancing of Indebtedness under First Lien Documents.  If, substantially contemporaneously with the discharge of First Lien Obligations, the Company or any of the Guarantors refinance Indebtedness outstanding under the First Lien Documents and provided that (a) such refinancing is permitted hereby and by the terms of the Indenture and (b) the Company gives to the Notes Collateral Agent, at least ten Business Days prior to such refinancing, written notice (the “Refinancing Notice”) electing the application of the provisions of this Section 5.05 to such refinancing Indebtedness, then (i) such discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (ii) if the Company shall so indicate in a Designation, such refinancing Indebtedness and all other obligations under the loan documents evidencing such Indebtedness (the “New First Lien Obligations”) shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, (iii) the credit agreement or the other loan documents evidencing such refinancing Indebtedness (the “New First Lien Documents”) shall automatically be treated as the Credit Agreement and the First Lien Documents and, in the case of New First Lien Documents that are security documents, as the First Lien Collateral Documents for all purposes of this Agreement and (iv) the collateral agent under the New First Lien Documents (the “New First Lien Collateral Agent”) shall be deemed to be the Collateral Agent for all purposes of this Agreement.  Upon receipt of a Refinancing Notice, which notice shall include the identity of the New First Lien Collateral Agent, and an Officer’s Certificate and Opinion of Counsel (as such terms are defined in the Indenture), the Notes Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New First Lien Collateral Agent may reasonably request in order to provide to the New First Lien Collateral Agent the rights and powers contemplated hereby, in each case

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consistent in all material respects with the terms of this Agreement.  The Company shall cause the agreement, document or instrument pursuant to which the New First Lien Collateral Agent is appointed to provide that the New First Lien Collateral Agent agrees to be bound by the terms of this Agreement.

ARTICLE VI
INSOLVENCY PROCEEDINGS

          SECTION 6.01.     Filing of Motions.  During the First Lien Obligation Period, no Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Collateral Agent (including the validity and enforceability thereof) or any First Lien Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that any Second Lien Secured Party may file a proof of claim in a Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Lien Secured Parties imposed hereby.

          SECTION 6.02.     Financing Matters.  If during the First Lien Obligation Period any Loan Party becomes subject to any Insolvency Proceeding, and if one or more of the First Lien Secured Parties desires to consent to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code (“DIP Financing”), then each Second Lien Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 6.04, (iii) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (x) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and (y) to any adequate protection provided to the First Lien Secured Parties and (iv) agrees that notice received two (2) Business days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice; provided that the aggregate principal amount of such DIP Financing under the foregoing clauses (i), (ii) or (iii) shall not exceed the aggregate principal amount of First Lien Obligations permitted to be incurred under Section 4.09 of the Indenture (less the aggregate principal amount of all First Lien Obligations outstanding at such time).

          SECTION 6.03.     Relief From the Automatic Stay.  No Second Lien Secured Party will seek relief (or request the Notes Collateral Agent to seek relief) from the automatic stay or from any other stay in any Insolvency Proceeding in each case in respect of any Common Collateral, without the prior consent of the Requisite Secured Parties.

          SECTION 6.04.     Adequate Protection.  During the First Lien Obligation Period, no Second Lien Secured Party shall object, contest, or support any other Person objecting to or contesting (or request the Notes Collateral Agent to object, contest or support), (a) any request by the First Lien Secured Parties for adequate protection or (b) any objection by the First Lien

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Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to any First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.

          Notwithstanding anything to the contrary contained in this Section and in Section 6.02, in any Insolvency Proceeding,

          (i)          if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral, and the First Lien Secured Parties do not object to the adequate protection being provided to them, then the Second Lien Secured Parties, may seek or accept adequate protection solely in the form of (A) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties, and

          (ii)         in the event any of the Second Lien Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Second Lien Secured Parties agree that the First Lien Secured Parties (or a representative on their behalf) shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are subordinated to the First Lien Obligations under this Agreement.

          SECTION 6.05.     Avoidance Issues.  If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party, because the payment of such-amount was declared to be a fraudulent transfer or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligation Period shall continue to be in effect.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  No Second Lien Secured Party shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

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          SECTION 6.06.     Asset Dispositions in an Insolvency Proceeding.  No Second Lien Secured Party shall, in an Insolvency Proceeding or otherwise oppose any sale or disposition of any assets of any Loan Party that is supported by the First Lien Secured Parties, and each Second Lien Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Secured Parties and to have released their Liens (including Liens in favor of the Notes Collateral Agent) in such assets.

           SECTION 6.07.     Separate Grants of Security and Separate Classification.  Each Second Lien Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Collateral Documents on the one hand, and the Second Lien Documents on the other, constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and Second Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties).

          SECTION 6.08.     No Waivers of Rights of First Lien Secured Parties.  Nothing contained herein shall prohibit or in any way limit any First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Secured Party, including the seeking by any Second Lien Secured Party of adequate protection or the asserting by any Second Lien Secured Party of any of its rights and remedies under the Second Lien Documents or otherwise.

          SECTION 6.09.     Plans of Reorganization.  During the First Lien Obligation Period, no Second Lien Secured Party shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization), or not object to any disclosure statement related thereto, unless such plan (a) pays off, in cash in full, all First Lien Obligations, (b) is accepted by the class of holders of First Lien Obligations voting thereon and is supported by the Requisite First Lien Secured Parties or (c) incorporates this Agreement by reference and continues the rights and priorities of the First Lien Secured Parties and the Second Lien Secured Parties in the Common Collateral subsequent to the effective date of such plan.

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          SECTION 6.10.     Other Matters.  During the First lien Obligation Period, to the extent that any Second Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, each Second Lien Secured Party agrees not to assert any of such rights without the prior written consent of the Requisite First Lien Secured Parties; provided that if requested by the Requisite First Lien Secured Parties, the Second Lien Secured Parties shall timely exercise such rights in the manner requested by the Requisite First Lien Secured Parties, including any rights to payments in respect of such rights.

          SECTION 6.11.     Effectiveness in Insolvency Proceedings.  This Agreement shall be effective both before and after the commencement of an Insolvency Proceeding.

ARTICLE VII
DOCUMENTATION

          SECTION 7.01.     Inconsistency with Debt Documents.  In the event of any inconsistency between the provisions of this Agreement and any First Lien Document or Second Lien Documents, the provisions of this Agreement shall be controlling.

          SECTION 7.02.     Amendments to Second Lien Documents.

          (a)          During any First Lien Obligation Period, without (i) the consent of any Loan Party, the Notes Collateral Agent and the Collateral Agent, at any time and from time to time, may amend or supplement this Agreement and (ii) the prior written consent of the Administrative Agent and the Requisite First Lien Secured Parties, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document, would contravene any of the terms of the First Lien Documents or this Agreement.  The Notes Collateral Agent acknowledges that each Second Lien Collateral Document shall include the following language:

“Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement, dated as of August 7, 2006, as the same may be amended, supplemented, modified or replaced from time to time (the “Intercreditor Agreement”) among the Administrative Agent, the Collateral Agent, the Notes Collateral Agent, the Company, Finance Corp. and the Guarantors from time to time a party thereto.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

          (b)          During any First Lien Obligation Period, in the event the First Lien Secured Parties enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of any First Lien Collateral Document or changing in any manner the rights of the First Lien Secured Parties or the Loan Parties thereunder, then such amendment, waiver or consent shall automatically apply in a comparable manner to any comparable provision of the comparable Second Lien Collateral Document without the consent of any Second Lien Secured Party and without any action by any Second Lien Secured Party or the Loan Parties;

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provided, however, (A) that no such amendment, waiver or consent shall be effective to (i) release any Lien of the Second Lien Collateral Documents or (ii) adversely affect the perfection or priority of any such Lien, except, in each case, to the extent that a release of, or adverse effect on the perfection or priority of, such Lien is permitted by Section 5.02 and (B) notice of such amendment, waiver or consent shall have been given to the Notes Collateral Agent; provided further that this paragraph is intended solely to set forth provisions by which the Second Lien Collateral Documents shall be automatically affected by amendments, waivers and consents given by the First Lien Secured Parties under the First Lien Collateral Documents and is not intended to impose any liability on the First Lien Secured Parties.

          (c)          Notwithstanding the foregoing, the Loan Parties and the Collateral Agent and the Administrative Agent and the Notes Collateral Agent, at any time and from time to time may, without the consent of any Secured Party, amend or supplement this Agreement or any Collateral Document:

(i) to make any change that would provide any additional rights or benefits to the Secured Parties;

(ii) to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

          (iii)        to release any Guarantor from its obligations hereunder and under any other Collateral Documents upon such Guarantor being released from its Subsidiary Guarantee and the Credit Agreement and the Indenture in accordance with the Indenture and the Credit Agreement;

(iv) to evidence and provide for the acceptance of appointment of a successor Collateral Agent or Note Collateral Agent;

          (v)          to reflect the entitlement of additional secured parties holding First Lien Obligations or Second Lien Obligations to the Liens on the Common Collateral granted in favor of the Collateral Agent or Notes Collateral Agent pursuant to the Collateral Documents, to the extent the Indebtedness constituting such First Lien Obligations and Second Lien Obligations is permitted by the terms of this Indenture and the Credit Agreement;

(vi) to create additional Liens upon any property or assets of any Loan Party as collateral security for the Secured Obligations; and

          (vii)        to provide for the assumption of the Company’s, Finance Corp.’s and the Guarantors’ obligations to the Secured Parties in the case of a consolidation, amalgamation, combination or merger or sale of all or substantially all of the Company’s, Finance Corp.’s, or the Guarantors’ assets in accordance with the provisions described in Section 5.01 of the Indenture.

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ARTICLE VIII
RELIANCE; WAIVERS; ETC.

          SECTION 8.01.     Reliance.  The First Lien Documents are deemed to have been executed and delivered, and all extensions of credit or incurrence of debt thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Second Lien Secured Parties expressly waive all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties.  The Second Lien Documents are deemed to have been executed and delivered and all extensions of credit or incurrence of debt thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The First Lien Secured Parties expressly waive all notices of the acceptance of and reliance on this Agreement by the Second Lien Secured Parties.

          SECTION 8.02.     No Warranties or Liability.  Each Secured Party acknowledges to each other Secured Party that except as set forth in Section 11.12 hereto, none of them has made any representation or warranty to any other Secured Party or any other Person with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Lien Document or any Second Lien Document or this Agreement.  Except as otherwise provided in this Agreement, the First Lien Secured Parties and Second Lien Secured Parties will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

          SECTION 8.03.     No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Documents or the Second Lien Documents.

          SECTION 8.04.     Certain Matters Relating to the Collateral Agent and the Notes Collateral Agent.  The Collateral Agent and the Notes Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting under this Agreement or any document believed by it to be genuine and to have been signed or presented by the proper person.  The Collateral Agent and the Notes Collateral Agent need not investigate any fact or matter stated in the document.  Before the Collateral Agent or the Notes Collateral Agent acts or refrains from acting in connection with any of the matters contemplated by this Agreement, it may require an Officer’s Certificate or an Opinion of Counsel or both (as such terms are defined in the Indenture).  Neither the Collateral Agent nor the Notes Collateral Agent shall be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate or Opinion of Counsel in accordance with the previous sentence.

ARTICLE IX
OBLIGATIONS UNCONDITIONAL

          SECTION 9.01.     First Lien Obligations Unconditional.  All rights of the First Lien Secured Parties hereunder, and all agreements and obligations of the Second Lien Secured Parties, the Company and the other Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Document;

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          (b)          any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Document;

          (c)          any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Obligations or any guaranty thereof; or

          (d)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Obligations, or of any Second Lien Secured Party or any Loan Party, to the extent applicable, in respect of this Agreement.

          SECTION 9.02.     Second Lien Obligations Unconditional.  Subject to compliance with the terms of this Agreement, all rights and interests of the Second Lien Secured Parties under this Agreement, and all agreements and obligations of the First Lien Secured Parties, the Company and the other Loan Parties (to the extent applicable), hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Document;

          (b)          any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Document;

          (c)          any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Obligations or any guaranty thereof; or

          (d)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any First Lien Secured Party or any Loan Party, to the extent applicable, in respect of this Agreement.

ARTICLE X
CERTAIN UNDERTAKINGS OF THE COMPANY

          SECTION 10.01.     Annual Opinion.  The Company will furnish to the Collateral Agent and the Notes Collateral Agent and each Secured Party Representative promptly after the execution and delivery of this Agreement and on September 1 in each year beginning with September 1, 2007, an Opinion of Counsel dated as of such date, either:

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          (i)          (A) stating that, in the opinion of such counsel, all action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all instruments and agreements, supplemental instruments and agreements, financing statements, continuation statements or other instruments of further assurance as is necessary to perfect and maintain the priority of the Lien of the Collateral Documents and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (B) stating that, in the opinion of such counsel, based on relevant laws as in effect on the date of such Opinion of Counsel, all mortgages and all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve, perfect and protect, to the extent such protection and preservation are possible by filing, the rights of the Secured Parties hereunder and under the Collateral Documents with respect to the Liens in the Collateral; or

(ii) stating that, in the opinion of such counsel, no such action is necessary to preserve, perfect and protect such Lien in the Collateral.

ARTICLE XI
MISCELLANEOUS

          SECTION 11.01.     Continuing Nature of Provisions.  This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligation Period shall have terminated.  This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Company or any other Loan Party on the faith hereof.

          SECTION 11.02.     Amendments; Waivers.  No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Requisite First Lien Secured Parties (or a representative on their behalf) and the Requisite Second Lien Secured Parties (or a representative on their behalf) and, only if the rights or duties of the Notes Collateral Agent and the Collateral Agent or any Loan Party are directly affected thereby, the Notes Collateral Agent, the Collateral Agent and such Loan Party, as applicable.

          SECTION 11.03.     Information Concerning Financial Condition of the Company and the other Loan Parties.  Each Secured Party hereby assumes responsibility for keeping itself informed of the financial condition of the Company and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations.  Each Secured Party hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event that any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any other information.

          SECTION 11.04.     Additional Parties.

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          (a)          Additional Loan Parties.  In the event that, pursuant to the terms of any First Lien Document or Second Lien Document, any Subsidiary of the Company not a Loan Party on the date hereof shall guarantee any of the Secured Obligations or grant a Lien in favor of any Secured Party as collateral security for any of the Secured Obligations, the Company will immediately cause such Subsidiary shall become a “Loan Party” under and for all purposes of this Agreement by execution and delivery by such Subsidiary of a Loan Party Assumption Agreement in the form of Annex 1 hereto.

          (b)          Additional Secured Parties.  In the event that any Loan Party shall Incur any Indebtedness after the date hereof that the Company wishes to Designate as “First Lien Obligations” or “Second Lien Obligations” hereunder, the Company will cause the respective holders of such Indebtedness (or an agent or trustee on their behalf that will constitute the Secured Party Representative in respect of such Indebtedness) to execute and deliver a Secured Party Assumption Agreement in the form of Annex 2 hereto.

          SECTION 11.05.     Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

          SECTION 11.06.     Submission to Jurisdiction, Etc.

          (a)          Jurisdiction.  Each Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each Secured Party and each Loan Party hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect (i) any right that any First Lien Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any First Lien Documents against the Company or any other Loan Party or its properties in the courts of any jurisdiction or (ii) any right that any Second Lien Secured Party may otherwise have to bring any action or proceeding relating to any Second Lien Document against the Company or any other Loan Party in the courts of any jurisdiction.

          (b)          Waiver of Venue and Inconvenient Forum.  Each Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so (i) any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

Intercreditor Agreement
23

          (c)          Service of Process.  Each Secured Party and each Loan Party hereby irrevocably consents to service of process in the manner provided for notices in Section 11.07.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 11.07.     Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties; provided that notices to any Loan Party other than the Company may be given to such Loan Party care of the Company.  Notices to the Lenders and Secured Hedge Counterparties shall be given to the Administrative Agent.  Notices to the Noteholders shall be given to the Notes Collateral Agent.  Notices to any other Secured Party may be given to the Secured Party Representative for such Secured Party.

          SECTION 11.08.     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.  All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.  Upon a Person becoming the Administrative Agent as described in the definition of “Administrative Agent” hereunder, such new Administrative Agent shall automatically become the Administrative Agent hereunder with all the rights and powers of such party hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.  Upon a successor trustee becoming the Trustee under the Indenture, such successor Trustee automatically shall become the Trustee hereunder with all the rights and powers of a Trustee hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.  Upon a successor Notes Collateral Agent becoming a Notes Collateral Agent under the Second Lien Collateral Documents, such successor Notes Collateral Agent automatically shall become the Notes Collateral Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

           SECTION 11.09.     Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 11.10.     Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Intercreditor Agreement
24

          SECTION 11.11.     Counterparts; Integration, Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall become effective when it shall have been executed by each party hereto.

          SECTION 11.12.     Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

          SECTION 11.13.     No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of the First Lien Secured Parties and their respective successors and assigns and, to the extent applicable, the Loan Parties, the Trustee and the Second Lien Secured Parties and their respective permitted successors and assigns.  No other Person, shall have or be entitled to assert rights or benefits hereunder.  Notwithstanding anything to the contrary in this Agreement, the Company shall cause the Loan Parties to comply with the terms of this Agreement.

          SECTION 11.14.     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Intercreditor Agreement
25

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent for the Lenders and Secured Hedge Counterparties

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

Address for Notices:

300 Madison Aveue
New York, New York 10017
Attention: Agency Services

Intercreditor Agreement
S-1

WELLS FARGO BANK, N.A.,
as trustee and Notes Collateral Agent
for and on behalf of the Noteholders

By:	/s/

Name:
Title:

Address for Notices:

Wells Fargo Bank, NA,
as Notes Collateral Agent
Corporate Trust Services
213 Court Street, Suite 703
Middletown, CT 06457
Tel: (860) 704-6217
Fax: (860) 704-6219
Attn: Mr. Joseph O’Donnell

Intercreditor Agreement
S-2

KEYBANK NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President

Address for Notices:

Preston Commons West Towers
8117 Preston Road, Suite 440
Dallas, Texas 75225
Attention: Thomas Rajan

Intercreditor Agreement
S-3

U.S. SHIPPING PARTNERS L.P.

By:	U.S. Shipping General Partner LLC,
its General Partner

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address for Notices:

399 Thornall Street
Edison, New Jersey 08837

With a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Attention: Paul Jacobs and Roy Goldman

Intercreditor Agreement
S-4

U.S. SHIPPING FINANCE CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address for Notices:

c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, New Jersey 08837

With a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Attention: Paul Jacobs and Roy Goldman

Intercreditor Agreement
S-5

SUBSIDIARY GUARANTORS

U.S. SHIPPING OPERATING LLC,
ITB BALTIMORE LLC,
ITB GROTON LLC,
ITB JACKSONVILLE LLC,
ITB MOBILE LLC,
ITB NEW YORK LLC,
ITB PHILADELPHIA LLC,
USS CHARTERING LLC,
USCS CHEMICAL CHARTERING LLC,
USCS CHEMICAL PIONEER INC.,
USCS CHARLESTON LLC,
USCS CHARLESTON CHARTERING LLC,
USCS ATB LLC,
USS ATB 1 LLC,
USS ATB 2 LLC,
USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC,
USS PRODUCT MANAGER LLC,
USS JV MANAGER INC., and
USS PC HOLDING CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

Address for Notices:

c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, New Jersey 08837

With a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, New York 10103
Attention: Paul Jacobs and Roy Goldman

Intercreditor Agreement
S-6

Annex 1 to
Intercreditor Agreement

          LOAN PARTY ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the “Additional Loan Party”) with respect to the Intercreditor Agreement (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Intercreditor Agreement.

W I T N E S S E T H :

          WHEREAS, U.S. Shipping L.P. and certain of its Subsidiaries (other than the Additional Loan Party) have entered into an Intercreditor Agreement, dated as of August __, 2009 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) with the Trustee, the Collateral Agent, the Notes Collateral Agent and other parties referred to therein; and

          WHEREAS, the Additional Loan Party has agreed to execute and deliver this Loan Party Assumption Agreement in order to become a party to the Intercreditor Agreement;

NOW, THEREFORE, IT IS AGREED:

          1.          Intercreditor Agreement.  By executing and delivering this Loan Party Assumption Agreement, the Additional Loan Party, as provided in Section 11.05(a) of the Intercreditor Agreement, hereby becomes a “Loan Party” party to the Intercreditor Agreement with the same force and effect as if originally named therein as a “Loan Party” thereunder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a “Loan Party” thereunder.

          2.          Governing Law.  THIS LOAN PARTY ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Loan Party Assumption Agreement to be duly executed and delivered as of the date first above written.

[NAME OF ADDITIONAL LOAN PARTY]

By:	/s/

Name:
Title:

Loan Party Assumption Agreement
1

Annex 2 to
Intercreditor Agreement

          SECURED PARTY ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by [______________________________ (the “Additional Secured Party”)] [__________________, as [agent] [trustee] (the “Additional Secured Party Representative”) on behalf of ____________] with respect to the Intercreditor Agreement (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Intercreditor Agreement.

W I T N E S S E T H :

          WHEREAS, U.S. Shipping L.P. and certain of its Subsidiaries (other than the Additional Loan Party) have entered into an Intercreditor Agreement, dated as of August __, 2006 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) with the Trustees, the Collateral Agent, the Notes Collateral Agent and other parties referred to therein; and

          WHEREAS, the [Additional Secured Party has agreed] [Additional Secured Party Representative has agreed on behalf of _________] to execute and deliver this Secured Party Assumption Agreement in order to become a party to the Intercreditor Agreement;

NOW, THEREFORE, IT IS AGREED:

          3.          Intercreditor Agreement.  [By executing and delivering this Secured Party Assumption Agreement, the Additional Secured Party, as provided in Section 11.05(b) of the Intercreditor Agreement, hereby becomes a “Secured Party” party to the Intercreditor Agreement with the same force and effect as if originally named therein as a “Secured Party” thereunder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a “Secured Party” thereunder.] [By executing and delivering this Secured Party Assumption Agreement, the Additional Secured Party Representative, as provided in Section 11.05(b) of the Intercreditor Agreement, hereby becomes a “Secured Party Representative” on behalf of _________ party to the Intercreditor Agreement with the same force and effect as if originally named therein as a “Secured Party Representative” thereunder and, without limiting the generality of the foregoing, hereby expressly assumes, on behalf of itself and __________, all obligations and liabilities of a “Secured Party” and “Secured Party Representative” thereunder.]

          4.          Governing Law.  THIS SECURED PARTY ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Loan Party Assumption Agreement
1

          IN WITNESS WHEREOF, the undersigned has caused this Secured Party Assumption Agreement to be duly executed and delivered as of the date first above written.

[NAME OF ADDITIONAL SECURED
PARTY OR SECURED PARTY
REPRESENTATIVE]

By:	/s/

Name:
Title:

EXHIBIT T

FORM OF PREPAYMENT NOTICE

Canadian Imperial Bank of Commerce, as Administrative Agent
[Address]

Attention:              [Name]
                                [Title]

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership,
U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC,
ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC,
ITB NEW YORK LLC, ITB PHILADELPHIA LLC,
USS CHARTERING LLC, USCS CHEMICAL CHARTERING LLC,
USCS CHARLESTON CHARTERING LLC, USCS CHARLESTON LLC,
USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC,
USS M/V HOUSTON LLC and USS PRODUCT MANAGER LLC
each a Delaware limited liability company,
USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING
CORP. and U.S. SHIPPING FINANCE CORP.,
each a Delaware corporation

Gentlemen and Ladies:

          This Prepayment Notice is delivered to you pursuant to Section 3.1 of the Third Amended and Restated Credit Agreement, dated as of August 7, 2006 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among U.S. Shipping Partners L.P., a Delaware limited partnership, U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Charleston Chartering LLC, USCS Charleston LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC and USS Product Manager LLC, each a Delaware limited liability company, and USCS Chemical Pioneer Inc., USS JV Manager Inc., USS PC Holding Corp. and U.S. Shipping Finance Corp., each a Delaware corporation (collectively, the “Borrowers”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as letter of credit issuer, CIBC, as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as syndication agent for the Lenders, and KeyBank National Association, as collateral agent for the Secured Parties (as defined in the Credit Agreement).  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

Exhibit T -- 1

          The Borrowers hereby irrevocably notify the Administrative Agent that, pursuant to Section 3.1(__)8 of the Credit Agreement, the Administrative Agent shall receive, for the benefit of the Lenders party to the Credit Agreement, a [voluntary] [mandatory] prepayment of outstanding principal on the Loans in an amount equal to $_____________ on __________, 20___.  The Borrowers agree that the Administrative Agent shall apply all such funds as set forth in Section 3.1 of the Credit Agreement.

          [The calculation of the amount of the principal being repaid hereunder is as follows:]9

          The Borrowers expressly agree that this notice shall be irrevocable and shall be subject to the provisions of Sections 4.4 and 4.7 of the Credit Agreement.  The Borrowers respectfully request that the Administrative Agent notify the Lenders party to the Credit Agreement of the payment to each such Lender of the above referenced amount on the date referenced above.

[signatures begin on following page]

[8]	Insert applicable clause.
[9]	For each mandatory repayment under Section 3.1, provide a detailed calculation of the relevant amount required to be prepaid.

Exhibit T -- 2

          The Borrowers have caused this Prepayment Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 20___.

U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership

By:	US Shipping General Partner LLC, its general partner

By:	/s/

Name:
Title:

U.S. SHIPPING OPERATING LLC, ITB BALTIMORE LLC, ITB GROTON LLC, ITB JACKSONVILLE LLC, ITB MOBILE LLC, ITB NEW YORK LLC, ITB PHILADELPHIA LLC, USS CHARTERING LLC, USCS CHARLESTON CHARTERING LLC, USCS CHEMICAL CHARTERING LLC, USCS CHARLESTON LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS SEA VENTURE LLC and USS PRODUCT MANAGER LLC, each a Delaware limited liability company, USCS CHEMICAL PIONEER INC., USS JV MANAGER INC., USS PC HOLDING CORP. and U.S. SHIPPING FINANCE CORP., each a Delaware corporation

By:	/s/

Name:
Title:

Exhibit T -- 3

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

(continued)

-vi-

(continued)

-vii-

SCHEDULE I	-	Disclosure Schedule
SCHEDULE II	-	Description of Vessels

EXHIBIT A	-	Form of Revolving Note
EXHIBIT B	-	Form of Term Note
EXHIBIT C	-	Form of Borrowing Request
EXHIBIT D	-	Form of Continuation/Conversion Notice
EXHIBIT E	-	Form of Lender Assignment Agreement
EXHIBIT F-1	-	Form of Opinion of Counsel to the Borrower
EXHIBIT F-2	-	Form of Opinion of Special Counsel to the Borrower
EXHIBIT G	-	Form of First Amendment to [Amended and Restated] Mortgage
EXHIBIT H-1	-	Form of Pledge Agreement
EXHIBIT H-2	-	Form of Amendment to Pledge Agreement
EXHIBIT I-1	-	Form of Security Agreement
EXHIBIT I-2	-	Form of Amendment to Security Agreement
EXHIBIT J	-	Form of Amendment to Guaranty
EXHIBIT K-1	-	Form of Omnibus Acknowledgment of Third Party Agreements
EXHIBIT K-2	-	Form of Third Party Consent (Charters)
EXHIBIT K-3	-	Form of Third Party Consent (Management Agreement)
EXHIBIT L	-	Form of Seconded Amended and Restated Cash Collateral Control Agreement
EXHIBIT M	-	Form of Solvency Certificate
EXHIBIT N	-	Form of Additional Lender Certificate
EXHIBIT O	-	Form of Lender Addendum Agreement
EXHIBIT P	-	Form of Exemption Certificate
EXHIBIT Q	-	Projections
EXHIBIT R	-	Form of General Partner Letter
EXHIBIT S	-	Form of Intercreditor Agreement
EXHIBIT T	-	Form of Prepayment Notice

-viii-